UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05361

Variable Insurance Products Fund V
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2012

This report on Form N-CSR relates solely to the Registrant's Asset Manager Portfolio, Asset Manager: Growth Portfolio, Freedom 2005 Portfolio, Freedom 2010 Portfolio, Freedom 2015 Portfolio, Freedom 2020 Portfolio, Freedom 2025 Portfolio, Freedom 2030 Portfolio, Freedom 2035 Portfolio, Freedom 2040 Portfolio, Freedom 2045 Portfolio, Freedom 2050 Portfolio, Freedom Income Portfolio, Freedom Lifetime Income I Portfolio, Freedom Lifetime Income II Portfolio, Freedom Lifetime Income III Portfolio, FundsManager 20% Portfolio, FundsManager 50% Portfolio, FundsManager 60%, FundsManager 70% Portfolio, FundsManager 85% Portfolio, Investment Grade Bond Portfolio, Investor Freedom 2005 Portfolio, Investor Freedom 2010 Portfolio, Investor Freedom 2015 Portfolio, Investor Freedom 2020 Portfolio, Investor Freedom 2025 Portfolio, Investor Freedom 2030 Portfolio and Investor Freedom Income Portfolio series (each, a "Fund" and collectively, the "Funds").

Item 1. Reports to Stockholders

Fidelity® Variable Insurance Products:

Freedom Lifetime Income Funds -
Portfolios I, II, & III

Annual Report

December 31, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Managers' review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
VIP Freedom Lifetime Income® I Portfolio	(Click Here) (Click Here) (Click Here)	Investment Changes Investments Financial Statements
VIP Freedom Lifetime Income II Portfolio	(Click Here) (Click Here) (Click Here)	Investment Changes Investments Financial Statements
VIP Freedom Lifetime Income III Portfolio	(Click Here) (Click Here) (Click Here)	Investment Changes Investments Financial Statements
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

VIP Freedom Lifetime Income® I Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2012	Past 1 year	Past 5 years	Life of fund A
VIP Freedom Lifetime Income I Portfolio	10.42%	3.33%	5.02%

A From July 26, 2005.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Freedom Lifetime Income I Portfolio on July 26, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index and Barclays® U.S. Aggregate Bond Index performed over the same period.

Going forward, the fund's performance will be compared to the Barclays® U.S. Aggregate Bond Index, rather than the S&P 500® Index. The Barclays U.S. Aggregate Bond Index more closely represents the fund's investment strategy, as fixed-income and short-term funds currently represent the majority of the fund's assets.

Annual Report

VIP Freedom Lifetime Income II Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2012	Past 1 year	Past 5 years	Life of fund A
VIP Freedom Lifetime Income II Portfolio	11.60%	2.71%	5.27%

A From July 26, 2005.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Freedom Lifetime Income II Portfolio on July 26, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index and Barclays U.S. Aggregate Bond Index performed over the same period.

Going forward, the fund's performance will be compared to the Barclays U.S. Aggregate Bond Index, rather than the S&P 500 Index. The Barclays U.S. Aggregate Bond Index more closely represents the fund's investment strategy, as fixed-income and short-term funds currently represent the majority of the fund's assets.

Annual Report

VIP Freedom Lifetime Income III Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2012	Past 1 year	Past 5 years	Life of fund A
VIP Freedom Lifetime Income III Portfolio	15.20%	1.94%	5.23%

A From July 26, 2005.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Freedom Lifetime Income III Portfolio on July 26, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global markets overcame a host of macroeconomic concerns in 2012 - related to the eurozone debt crisis, the strength and pace of the U.S. economic recovery, the U.S. fiscal debate and a slowdown in China's once-blistering growth - to post broad-based gains for the year, with more-economically sensitive asset classes leading the way. Investor sentiment improved as some of the uncertainties holding back the markets began to lift and the outlook brightened in the face of stimulative global monetary policies and modest inflationary pressures. Riskier assets such as stocks saw the biggest advances, with international equities edging their U.S. counterparts, thanks to an especially strong rally in the fourth quarter. Similarly, within fixed income, credit-sensitive sectors - including high-yield/investment-grade corporate bonds and emerging-markets debt - surged ahead of more-defensive U.S. investment-grade bonds amid strong demand for higher-risk, higher-yielding securities. Emerging signs of a rebounding U.S. economy lifted domestic stocks for most of the period, extending an uptrend that began in March 2009. The broad-based S&P 500® Index rose 16.00% for the 12 months, while the technology-heavy Nasdaq Composite Index® gained 17.45% and the blue-chip-laden Dow Jones Industrial AverageSM added 10.24%. Foreign developed- and emerging-markets equities experienced periodic bouts of volatility this past year, but rode a strong second-half rally to finish ahead of their U.S. counterparts. The MSCI® ACWI® (All Country World Index) ex USA Index advanced 16.98% for the period. In an environment that favored higher-risk assets, U.S. investment-grade bonds managed only a 4.21% gain for 12 months, according to the Barclays® U.S. Aggregate Bond Index. Among sectors that comprise the index, bonds with higher yields and on the riskier end of the spectrum led the way, with investment-grade credit advancing 9.37%, while ultra-safe U.S. Treasuries managed only a 1.99% advance and finished at the back of the pack. Meanwhile, high-yield bonds, as measured by The BofA Merrill LynchSM US High Yield Constrained Index, gained a hearty 15.55%. Foreign bonds showed positive results during the year, with emerging markets easily outpacing their major developed-markets counterparts. The J.P. Morgan Emerging Markets Bond Index Global surged 18.54%, while the Citigroup® Non-USD Group-of-Seven (G7) Equal Weighted Index logged a 7.10% gain.

Comments from Andrew Dierdorf and Christopher Sharpe, Co-Managers of VIP Freedom Lifetime Income® Funds: For the 12-month period ending December 31, 2012, each of the three Funds delivered a low double-digit gain. VIP Freedom Lifetime Income Fund III - which has the greatest allocation to the strong-performing equity asset class and higher-yielding debt securities - posted the highest absolute return for the group. VIP Freedom Lifetime Income Fund II and VIP Freedom Lifetime Income Fund I - the more conservative Funds with larger allocations to fixed-income securities - also benefited from exposure to equities as well as their diversified bond holdings. This overall performance is consistent with what we would expect in an environment where riskier, more-economically sensitive assets outperformed perceived safe investments such as high-quality, investment-grade bonds. In relative terms, each VIP Freedom Lifetime Income Fund outpaced its Composite benchmark, aided by significant outperformance in the bond asset class, and a strong showing among equities. (For specific Fund results, please refer to the performance section of this report.) Equities delivered solid absolute returns overall. But, given the success of riskier asset classes during the period's second half, non-U.S. stocks finished ahead of U.S. equity securities for the full year. As a whole, the Funds' non-U.S. positions topped the MSCI® EAFE® Index, which gained 17.48%. A strong advance from core holding VIP Overseas Portfolio fueled the Funds' outperformance versus the MSCI index, while VIP Emerging Markets Portfolio - which represents a significantly smaller allocation among the Funds' non-U.S. holdings - trailed. In aggregate, the Funds' U.S. equity asset class outpaced the 16.38% return of the Dow Jones U.S. Total Stock Market IndexSM. Here, each of the seven underlying U.S. equity funds turned in a positive result, with five of these funds topping the Dow Jones index. Positions in core holdings VIP Growth & Income Portfolio and VIP Equity-Income Portfolio were most beneficial, while VIP Growth Portfolio and VIP Mid Cap Portfolio lagged the asset class benchmark. Like equities, bonds experienced volatility throughout the period, but still delivered solid results for the 12 months. As we moved into the second half of the period, investors' improved appetite for riskier investments benefited higher-yielding debt securities, which delivered double-digit returns for the one-year period. Investment-grade debt securities, as measured by the Barclays® U.S. Aggregate Bond Index, gained 4.21%, and the Funds' investment-grade bond asset class, in aggregate, solidly outpaced the Barclays index. Core holding VIP Investment Grade Bond Portfolio was the primary contributor to the Funds' outperformance in bonds. VIP High Income Portfolio also helped lift the Funds' results, especially for the longer-dated Funds that hold a higher allocation to this underlying fund. Lastly, turning to the Funds' short-term debt asset class, VIP Money Market Portfolio's result was slightly ahead of the Barclays® U.S. 3 Month Treasury Bellwether Index, which rose 0.12%.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2012 to December 31, 2012).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, each Fund, as a shareholder in underlying Fidelity Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Funds. These fees and expenses are not included in each Fund's annualized expense ratio used to calculate the expense estimates in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, each Fund, as a shareholder in underlying Fidelity Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Funds. These fees and expenses are not included in each Fund's annualized expense ratio used to calculate the expense estimates in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period* July 1, 2012 to December 31, 2012
VIP Freedom Lifetime Income I	.00%
Actual		$ 1,000.00	$ 1,049.00	$ .00
Hypothetical A		$ 1,000.00	$ 1,025.14	$ .00
VIP Freedom Lifetime Income II	.00%
Actual		$ 1,000.00	$ 1,055.20	$ .00
Hypothetical A		$ 1,000.00	$ 1,025.14	$ .00
VIP Freedom Lifetime Income III	.00%
Actual		$ 1,000.00	$ 1,073.70	$ .00
Hypothetical A		$ 1,000.00	$ 1,025.14	$ .00

A 5% return per year before expenses

* Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Funds in which the Funds invest are not included in the Fund's annualized expense ratio.

Annual Report

VIP Freedom Lifetime Income I Portfolio

Investment Changes (Unaudited)

Fund Holdings as of December 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Investor Class	4.9	5.1
VIP Equity-Income Portfolio Investor Class	5.2	5.5
VIP Growth & Income Portfolio Investor Class	5.9	6.1
VIP Growth Portfolio Investor Class	4.8	5.2
VIP Mid Cap Portfolio Investor Class	1.4	1.5
VIP Value Portfolio Investor Class	3.9	4.1
VIP Value Strategies Portfolio Investor Class	1.9	2.0
	28.0	29.5
Developed International Equity Funds
VIP Overseas Portfolio Investor Class R	8.2	8.3
Emerging Markets Equity Funds
VIP Emerging Markets Portfolio Investor Class R	2.5	2.5
High Yield Bond Funds
VIP High Income Portfolio Investor Class	5.1	5.0
Investment Grade Bond Funds
VIP Investment Grade Bond Portfolio Investor Class	41.3	39.9
Short-Term Funds
VIP Money Market Portfolio Investor Class	14.9	14.8
Net Other Assets (Liabilities)*	0.0	0.0
	100.0	100.0
* Amount represents less than 0.1%
Asset Allocation (% of fund's net assets)
Current
Domestic Equity Funds	28.0%
Developed International Equity Funds	8.2%
Emerging Markets Equity Funds	2.5%
High Yield Bond Funds	5.1%
Investment Grade Bond Funds	41.3%
Short-Term Funds	14.9%

Six months ago
Domestic Equity Funds	29.5%
Developed International Equity Funds	8.3%
Emerging Markets Equity Funds	2.5%
High Yield Bond Funds	5.0%
Investment Grade Bond Funds	39.9%
Short-Term Funds	14.8%

Expected
Domestic Equity Funds	26.4%
Developed International Equity Funds	7.5%
Emerging Markets Equity Funds	2.2%
High Yield Bond Funds	5.0%
Investment Grade Bond Funds	43.9%
Short-Term Funds	15.0%

The fund invests according to an asset allocation strategy that becomes increasingly conservative over time. The six months ago allocation is based on the fund's holdings as of June 30, 2012. The current allocation is based on the fund's holdings as of December 31, 2012. The expected allocation represents the fund's anticipated allocation at June 30, 2013.

Annual Report

VIP Freedom Lifetime Income I Portfolio

Investments December 31, 2012

Showing Percentage of Net Assets

Domestic Equity Funds - 28.0%
	Shares	Value
Domestic Equity Funds - 28.0%
VIP Contrafund Portfolio Investor Class	22,211	$ 585,265
VIP Equity-Income Portfolio Investor Class	31,494	626,411
VIP Growth & Income Portfolio Investor Class	48,652	707,888
VIP Growth Portfolio Investor Class	13,831	580,212
VIP Mid Cap Portfolio Investor Class	5,721	174,266
VIP Value Portfolio Investor Class	36,974	465,504
VIP Value Strategies Portfolio Investor Class	20,864	230,756
TOTAL DOMESTIC EQUITY FUNDS (Cost $3,569,390)		3,370,302
International Equity Funds - 10.7%

Developed International Equity Funds - 8.2%
VIP Overseas Portfolio Investor Class R	61,515	986,701
Emerging Markets Equity Funds - 2.5%
VIP Emerging Markets Portfolio Investor Class R	34,744	302,619
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $1,486,094)		1,289,320
Bond Funds - 46.4%
	Shares	Value
High Yield Bond Funds - 5.1%
VIP High Income Portfolio Investor Class	105,434	$ 610,462
Investment Grade Bond Funds - 41.3%
VIP Investment Grade Bond Portfolio Investor Class	382,057	4,970,558
TOTAL BOND FUNDS (Cost $5,516,557)		5,581,020
Short-Term Funds - 14.9%

VIP Money Market Portfolio Investor Class (Cost $1,795,982)	1,795,982	1,795,982
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $12,368,023)		12,036,624
NET OTHER ASSETS (LIABILITIES) - 0.0%		(2)
NET ASSETS - 100%		$ 12,036,622
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom Lifetime Income I Portfolio

Financial Statements

Statement of Assets and Liabilities

December 31, 2012

Assets
Investment in securities, at value (cost $12,368,023) - See accompanying schedule	$ 12,036,624
Receivable for investments sold	593
Total assets	12,037,217

Liabilities
Payable for fund shares redeemed	595

Net Assets	$ 12,036,622
Net Assets consist of:
Paid in capital	$ 12,332,148
Undistributed net investment income	952
Accumulated undistributed net realized gain (loss) on investments	34,921
Net unrealized appreciation (depreciation) on investments	(331,399)
Net Assets, for 1,172,723 shares outstanding	$ 12,036,622
Net Asset Value, offering price and redemption price per share ($12,036,622 ÷ 1,172,723 shares)	$ 10.26

Statement of Operations

	Year ended December 31, 2012

Investment Income
Income distributions from underlying funds		$ 225,817

Expenses
Independent trustees' compensation	$ 41
Total expenses before reductions	41
Expense reductions	(41)	0
Net investment income (loss)		225,817
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	58,361
Capital gain distributions from underlying funds	185,487
Total net realized gain (loss)		243,848
Change in net unrealized appreciation (depreciation) on underlying funds		657,851
Net gain (loss)		901,699
Net increase (decrease) in net assets resulting from operations		$ 1,127,516

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2012	Year ended December 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 225,817	$ 231,643
Net realized gain (loss)	243,848	130,438
Change in net unrealized appreciation (depreciation)	657,851	(302,019)
Net increase (decrease) in net assets resulting from operations	1,127,516	60,062
Distributions to shareholders from net investment income	(224,866)	(231,878)
Distributions to shareholders from net realized gain	(219,217)	(68,922)
Total distributions	(444,083)	(300,800)
Share transactions Proceeds from sales of shares	1,367,992	1,633,322
Reinvestment of distributions	444,083	300,800
Cost of shares redeemed	(1,205,660)	(1,291,500)
Net increase (decrease) in net assets resulting from share transactions	606,415	642,622
Total increase (decrease) in net assets	1,289,848	401,884

Net Assets
Beginning of period	10,746,774	10,344,890
End of period (including undistributed net investment income of $952 and $0, respectively)	$ 12,036,622	$ 10,746,774
Other Information Shares
Sold	131,981	165,152
Issued in reinvestment of distributions	43,598	31,148
Redeemed	(117,015)	(129,343)
Net increase (decrease)	58,564	66,957

Financial Highlights

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.65	$ 9.88	$ 9.13	$ 7.81	$ 11.21
Income from Investment Operations
Net investment income (loss) C	.20	.22	.21	.36	.33
Net realized and unrealized gain (loss)	.80	(.17)	.87	1.40	(2.85)
Total from investment operations	1.00	.05	1.08	1.76	(2.52)
Distributions from net investment income	(.20)	(.21)	(.22)	(.36)	(.37)
Distributions from net realized gain	(.19)	(.06)	(.11)	(.08)	(.51)
Total distributions	(.39)	(.28) G	(.33)	(.44)	(.88)
Net asset value, end of period	$ 10.26	$ 9.65	$ 9.88	$ 9.13	$ 7.81
Total Return A,B	10.42%	.48%	11.84%	22.76%	(22.68)%
Ratios to Average Net Assets D,F
Expenses before reductions E	.00%	.00%	.00%	.00%	.00%
Expenses net of fee waivers, if any	.00%	.00%	.00%	.00%	.00%
Expenses net of all reductions	.00%	.00%	.00%	.00%	.00%
Net investment income (loss)	1.97%	2.25%	2.26%	4.28%	3.31%
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,037	$ 10,747	$ 10,345	$ 8,773	$ 7,648
Portfolio turnover rate	19%	17%	26%	20%	25%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Amount represents less than .01%.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the investment companies in which the Fund invests.

G Total distributions of $.28 per share is comprised of distributions from net investment income of $.214 and distributions from net realized gain of $.064 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom Lifetime Income II Portfolio

Investment Changes (Unaudited)

Fund Holdings as of December 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Investor Class	5.8	5.9
VIP Equity-Income Portfolio Investor Class	6.2	6.4
VIP Growth & Income Portfolio Investor Class	7.0	7.2
VIP Growth Portfolio Investor Class	5.8	6.1
VIP Mid Cap Portfolio Investor Class	1.7	1.8
VIP Value Portfolio Investor Class	4.6	4.7
VIP Value Strategies Portfolio Investor Class	2.3	2.3
	33.4	34.4
Developed International Equity Funds
VIP Overseas Portfolio Investor Class R	9.8	9.7
Emerging Markets Equity Funds
VIP Emerging Markets Portfolio Investor Class R	3.0	2.9
High Yield Bond Funds
VIP High Income Portfolio Investor Class	5.1	5.1
Investment Grade Bond Funds
VIP Investment Grade Bond Portfolio Investor Class	39.4	38.8
Short-Term Funds
VIP Money Market Portfolio Investor Class	9.3	9.1
Net Other Assets (Liabilities)	0.0	0.0*
	100.0	100.0
* Amount represents less than 0.1%
Asset Allocation (% of fund's net assets)
Current
Domestic Equity Funds	33.4%
Developed International Equity Funds	9.8%
Emerging Markets Equity Funds	3.0%
High Yield Bond Funds	5.1%
Investment Grade Bond Funds	39.4%
Short-Term Funds	9.3%

Six months ago
Domestic Equity Funds	34.4%
Developed International Equity Funds	9.7%
Emerging Markets Equity Funds	2.9%
High Yield Bond Funds	5.1%
Investment Grade Bond Funds	38.8%
Short-Term Funds	9.1%

Expected
Domestic Equity Funds	33.5%
Developed International Equity Funds	9.4%
Emerging Markets Equity Funds	2.8%
High Yield Bond Funds	5.0%
Investment Grade Bond Funds	39.6%
Short-Term Funds	9.7%

The fund invests according to an asset allocation strategy that becomes increasingly conservative over time. The six months ago allocation is based on the fund's holdings as of June 30, 2012. The current allocation is based on the fund's holdings as of December 31, 2012. The expected allocation represents the fund's anticipated allocation at June 30, 2013.

Annual Report

VIP Freedom Lifetime Income II Portfolio

Investments December 31, 2012

Showing Percentage of Net Assets

Domestic Equity Funds - 33.4%
	Shares	Value
Domestic Equity Funds - 33.4%
VIP Contrafund Portfolio Investor Class	43,377	$ 1,142,986
VIP Equity-Income Portfolio Investor Class	61,508	1,223,396
VIP Growth & Income Portfolio Investor Class	95,002	1,382,275
VIP Growth Portfolio Investor Class	27,005	1,132,857
VIP Mid Cap Portfolio Investor Class	11,172	340,295
VIP Value Portfolio Investor Class	72,218	909,230
VIP Value Strategies Portfolio Investor Class	40,751	450,710
TOTAL DOMESTIC EQUITY FUNDS (Cost $7,091,751)		6,581,749
International Equity Funds - 12.8%

Developed International Equity Funds - 9.8%
VIP Overseas Portfolio Investor Class R	120,214	1,928,234
Emerging Markets Equity Funds - 3.0%
VIP Emerging Markets Portfolio Investor Class R	67,909	591,486
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $3,020,634)		2,519,720
Bond Funds - 44.5%
	Shares	Value
High Yield Bond Funds - 5.1%
VIP High Income Portfolio Investor Class	175,846	$ 1,018,151
Investment Grade Bond Funds - 39.4%
VIP Investment Grade Bond Portfolio Investor Class	597,070	7,767,877
TOTAL BOND FUNDS (Cost $8,671,250)		8,786,028
Short-Term Funds - 9.3%

VIP Money Market Portfolio Investor Class (Cost $1,834,279)	1,834,279	1,834,279
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $20,617,914)		19,721,776
NET OTHER ASSETS (LIABILITIES) - 0.0%		0
NET ASSETS - 100%		$ 19,721,776
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom Lifetime Income II Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2012

Assets
Investment in securities, at value (cost $20,617,914) - See accompanying schedule		$ 19,721,776
Cash		1
Receivable for investments sold		970
Total assets		19,722,747

Liabilities
Payable for investments purchased	$ 1
Payable for fund shares redeemed	970
Total liabilities		971

Net Assets		$ 19,721,776
Net Assets consist of:
Paid in capital		$ 21,271,731
Undistributed net investment income		710
Accumulated undistributed net realized gain (loss) on investments		(654,527)
Net unrealized appreciation (depreciation) on investments		(896,138)
Net Assets, for 1,903,710 shares outstanding		$ 19,721,776
Net Asset Value, offering price and redemption price per share ($19,721,776 ÷ 1,903,710 shares)		$ 10.36

Statement of Operations

	Year ended December 31, 2012

Investment Income
Income distributions from underlying funds		$ 383,936

Expenses
Independent trustees' compensation	$ 66
Total expenses before reductions	66
Expense reductions	(66)	0
Net investment income (loss)		383,936
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	59,696
Capital gain distributions from underlying funds	309,293
Total net realized gain (loss)		368,989
Change in net unrealized appreciation (depreciation) on underlying funds		1,204,692
Net gain (loss)		1,573,681
Net increase (decrease) in net assets resulting from operations		$ 1,957,617

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended December 31, 2012	Year ended December 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 383,936	$ 371,217
Net realized gain (loss)	368,989	153,912
Change in net unrealized appreciation (depreciation)	1,204,692	(516,144)
Net increase (decrease) in net assets resulting from operations	1,957,617	8,985
Distributions to shareholders from net investment income	(381,234)	(372,166)
Distributions to shareholders from net realized gain	(166,559)	(74,433)
Total distributions	(547,793)	(446,599)
Share transactions Proceeds from sales of shares	4,336,852	3,096,734
Reinvestment of distributions	547,793	446,599
Cost of shares redeemed	(3,166,240)	(1,149,414)
Net increase (decrease) in net assets resulting from share transactions	1,718,405	2,393,919
Total increase (decrease) in net assets	3,128,229	1,956,305

Net Assets
Beginning of period	16,593,547	14,637,242
End of period (including undistributed net investment income of $710 and $0, respectively)	$ 19,721,776	$ 16,593,547
Other Information Shares
Sold	420,942	312,697
Issued in reinvestment of distributions	53,184	46,764
Redeemed	(308,787)	(115,460)
Net increase (decrease)	165,339	244,001

Financial Highlights

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.55	$ 9.79	$ 8.90	$ 7.42	$ 11.68
Income from Investment Operations
Net investment income (loss)C	.21	.23	.21	.34	.29
Net realized and unrealized gain (loss)	.90	(.21)	.95	1.59	(3.57)
Total from investment operations	1.11	.02	1.16	1.93	(3.28)
Distributions from net investment income	(.21)	(.22)	(.22)	(.36)	(.34)
Distributions from net realized gain	(.09)	(.04)	(.05)	(.09)	(.64)
Total distributions	(.30)	(.26)	(.27)	(.45)	(.98)
Net asset value, end of period	$ 10.36	$ 9.55	$ 9.79	$ 8.90	$ 7.42
Total Return A,B	11.60%	.25%	12.99%	26.44%	(28.49)%
Ratios to Average Net Assets D,F
Expenses before reductions E	.00%	.00%	.00%	.00%	.00%
Expenses net of fee waivers, if any	.00%	.00%	.00%	.00%	.00%
Expenses net of all reductions	.00%	.00%	.00%	.00%	.00%
Net investment income (loss)	2.06%	2.33%	2.22%	4.25%	2.91%
Supplemental Data
Net assets, end of period (000 omitted)	$ 19,722	$ 16,594	$ 14,637	$ 14,172	$ 12,892
Portfolio turnover rate	25%	12%	23%	21%	25%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Amount represents less than .01%.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the investment companies in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom Lifetime Income III Portfolio

Investment Changes (Unaudited)

Fund Holdings as of December 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Investor Class	8.7	8.9
VIP Equity-Income Portfolio Investor Class	9.3	9.6
VIP Growth & Income Portfolio Investor Class	10.6	10.7
VIP Growth Portfolio Investor Class	8.7	9.1
VIP Mid Cap Portfolio Investor Class	2.6	2.7
VIP Value Portfolio Investor Class	7.0	7.1
VIP Value Strategies Portfolio Investor Class	3.4	3.4
	50.3	51.5
Developed International Equity Funds
VIP Overseas Portfolio Investor Class R	14.8	14.5
Emerging Markets Equity Funds
VIP Emerging Markets Portfolio Investor Class R	4.5	4.3
High Yield Bond Funds
VIP High Income Portfolio Investor Class	7.6	7.5
Investment Grade Bond Funds
VIP Investment Grade Bond Portfolio Investor Class	22.7	22.2
Short-Term Funds
VIP Money Market Portfolio Investor Class	0.1	0.0
Net Other Assets (Liabilities)*	0.0	0.0
	100.0	100.0
* Amount represents less than 0.1%
Asset Allocation (% of fund's net assets)
Current
Domestic Equity Funds	50.3%
Developed International Equity Funds	14.8%
Emerging Markets Equity Funds	4.5%
High Yield Bond Funds	7.6%
Investment Grade Bond Funds	22.7%
Short-Term Funds	0.1%

Six months ago
Domestic Equity Funds	51.5%
Developed International Equity Funds	14.5%
Emerging Markets Equity Funds	4.3%
High Yield Bond Funds	7.5%
Investment Grade Bond Funds	22.2%

Expected
Domestic Equity Funds	50.6%
Developed International Equity Funds	14.2%
Emerging Markets Equity Funds	4.2%
High Yield Bond Funds	7.5%
Investment Grade Bond Funds	23.3%
Short-Term Funds	0.2%

The fund invests according to an asset allocation strategy that becomes increasingly conservative over time. The six months ago allocation is based on the fund's holdings as of June 30, 2012. The current allocation is based on the fund's holdings as of December 31, 2012. The expected allocation represents the fund's anticipated allocation at June 30, 2013.

Annual Report

VIP Freedom Lifetime Income III Portfolio

Investments December 31, 2012

Showing Percentage of Net Assets

Domestic Equity Funds - 50.3%
	Shares	Value
Domestic Equity Funds - 50.3%
VIP Contrafund Portfolio Investor Class	27,588	$ 726,941
VIP Equity-Income Portfolio Investor Class	39,126	778,208
VIP Growth & Income Portfolio Investor Class	60,432	879,282
VIP Growth Portfolio Investor Class	17,168	720,215
VIP Mid Cap Portfolio Investor Class	7,109	216,541
VIP Value Portfolio Investor Class	45,962	578,668
VIP Value Strategies Portfolio Investor Class	25,950	287,004
TOTAL DOMESTIC EQUITY FUNDS (Cost $4,419,835)		4,186,859
International Equity Funds - 19.3%

Developed International Equity Funds - 14.8%
VIP Overseas Portfolio Investor Class R	76,499	1,227,043
Emerging Markets Equity Funds - 4.5%
VIP Emerging Markets Portfolio Investor Class R	43,212	376,379
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $1,859,593)		1,603,422
Bond Funds - 30.3%
	Shares	Value
High Yield Bond Funds - 7.6%
VIP High Income Portfolio Investor Class	109,301	$ 632,852
Investment Grade Bond Funds - 22.7%
VIP Investment Grade Bond Portfolio Investor Class	145,402	1,891,681
TOTAL BOND FUNDS (Cost $2,524,605)		2,524,533
Short-Term Funds - 0.1%

VIP Money Market Portfolio Investor Class (Cost $4,188)	4,188	4,188
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $8,808,221)		8,319,002
NET OTHER ASSETS (LIABILITIES) - 0.0%		(2)
NET ASSETS - 100%		$ 8,319,000
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom Lifetime Income III Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2012

Assets
Investment in securities, at value (cost $8,808,221) - See accompanying schedule		$ 8,319,002
Receivable for investments sold		408
Total assets		8,319,410

Liabilities
Payable to custodian bank	$ 1
Payable for investments purchased	1
Payable for fund shares redeemed	408
Total liabilities		410

Net Assets		$ 8,319,000
Net Assets consist of:
Paid in capital		$ 8,851,970
Undistributed net investment income		1,513
Accumulated undistributed net realized gain (loss) on investments		(45,264)
Net unrealized appreciation (depreciation) on investments		(489,219)
Net Assets, for 832,409 shares outstanding		$ 8,319,000
Net Asset Value, offering price and redemption price per share ($8,319,000 ÷ 832,409 shares)		$ 9.99

Statement of Operations

	Year ended December 31, 2012

Investment Income
Income distributions from underlying funds		$ 178,493

Expenses
Independent trustees' compensation	$ 27
Total expenses before reductions	27
Expense reductions	(27)	0
Net investment income (loss)		178,493
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	39,250
Capital gain distributions from underlying funds	118,908
Total net realized gain (loss)		158,158
Change in net unrealized appreciation (depreciation) on underlying funds		735,684
Net gain (loss)		893,842
Net increase (decrease) in net assets resulting from operations		$ 1,072,335

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2012	Year ended December 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 178,493	$ 149,218
Net realized gain (loss)	158,158	23,878
Change in net unrealized appreciation (depreciation)	735,684	(324,508)
Net increase (decrease) in net assets resulting from operations	1,072,335	(151,412)
Distributions to shareholders from net investment income	(176,434)	(149,868)
Distributions to shareholders from net realized gain	(52,606)	(20,877)
Total distributions	(229,040)	(170,745)
Share transactions Proceeds from sales of shares	1,393,113	1,044,709
Reinvestment of distributions	229,040	170,745
Cost of shares redeemed	(970,490)	(809,829)
Net increase (decrease) in net assets resulting from share transactions	651,663	405,625
Total increase (decrease) in net assets	1,494,958	83,468

Net Assets
Beginning of period	6,824,042	6,740,574
End of period (including undistributed net investment income of $1,513 and $0, respectively)	$ 8,319,000	$ 6,824,042
Other Information Shares
Sold	142,165	111,015
Issued in reinvestment of distributions	23,135	19,120
Redeemed	(97,600)	(84,793)
Net increase (decrease)	67,700	45,342

Financial Highlights

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 8.92	$ 9.37	$ 8.28	$ 6.72	$ 11.90
Income from Investment Operations
Net investment income (loss) C	.23	.20	.18	.24	.24
Net realized and unrealized gain (loss)	1.12	(.42)	1.14	1.76	(4.36)
Total from investment operations	1.35	(.22)	1.32	2.00	(4.12)
Distributions from net investment income	(.22)	(.20)	(.19)	(.26)	(.27)
Distributions from net realized gain	(.07)	(.03)	(.04)	(.18)	(.79)
Total distributions	(.28) G	(.23)	(.23)	(.44)	(1.06)
Net asset value, end of period	$ 9.99	$ 8.92	$ 9.37	$ 8.28	$ 6.72
Total Return A,B	15.20%	(2.36)%	15.98%	30.34%	(35.25)%
Ratios to Average Net Assets D,F
Expenses before reductions E	.00%	.00%	.00%	.00%	.00%
Expenses net of fee waivers, if any	.00%	.00%	.00%	.00%	.00%
Expenses net of all reductions	.00%	.00%	.00%	.00%	.00%
Net investment income (loss)	2.34%	2.13%	2.03%	3.33%	2.43%
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,319	$ 6,824	$ 6,741	$ 6,630	$ 5,419
Portfolio turnover rate	20%	16%	20%	10%	20%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Amount represents less than .01%.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the investment companies in which the Fund invests.

G Total distributions of $.28 per share is comprised of distributions from net investment income of $.218 and distributions from net realized gain of $.065 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2012

1. Organization.

VIP Freedom Lifetime Income I Portfolio, VIP Freedom Lifetime Income II Portfolio, and VIP Freedom Lifetime Income III Portfolio (the Funds) are funds of Variable Insurance Products Fund V. The Variable Insurance Products Fund V (the Trust) (referred to in this report as Fidelity Variable Insurance Products) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each Fund is authorized to issue an unlimited number of shares. The Funds invest primarily in a combination of other VIP equity, bond, and short-term funds (the Underlying Funds) managed by Fidelity Management & Research Company (FMR). Shares of each Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows. Investments in the Underlying Funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the Underlying Funds. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of December 31, 2012, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from the Underlying Funds, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities and other investments
VIP Freedom Lifetime Income I	$ 12,421,225	$ 325,066	$ (709,667)	$ (384,601)
VIP Freedom Lifetime Income II	20,772,529	488,170	(1,538,923)	(1,050,753)
VIP Freedom Lifetime Income III	8,868,126	286,844	(835,968)	(549,124)

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Capital loss carryforward	Net unrealized appreciation (depreciation)
VIP Freedom Lifetime Income I	$ 2,243	$ 86,832	$ -	$ (384,601)
VIP Freedom Lifetime Income II	710	-	(499,912)	(1,050,753)
VIP Freedom Lifetime Income III	1,513	14,641	-	(549,124)

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

	Fiscal year of expiration
	2017	2018	Total with expiration
VIP Freedom Lifetime Income II	$ (210,741)	$ (289,171)	$ (499,912)

The tax character of distributions paid was as follows:

December 31, 2012
	Ordinary Income	Long-term Capital Gains	Total
VIP Freedom Lifetime Income I	$ 381,592	$ 62,491	$ 444,083
VIP Freedom Lifetime Income II	547,793	-	547,793
VIP Freedom Lifetime Income III	229,040	-	229,040
December 31, 2011
Ordinary Income
VIP Freedom Lifetime Income I	$ 300,800
VIP Freedom Lifetime Income II	446,599
VIP Freedom Lifetime Income III	170,745

3. Purchases and Sales of Investments.

Purchases and redemptions of the Underlying Fund shares are noted in the table below.

	Purchases ($)	Redemptions ($)
VIP Freedom Lifetime Income I	2,804,941	2,231,300
VIP Freedom Lifetime Income II	6,542,001	4,678,155
VIP Freedom Lifetime Income III	2,250,510	1,530,487

4. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers, Inc. (Strategic Advisers), an affiliate of FMR, provides the Funds with investment management related services. The Funds do not pay any fees for these services.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Other Transactions. Strategic Advisers has entered into an administration agreement with FMR under which FMR provides management and administrative services (other than investment advisory services) necessary for the operation of each Fund. Pursuant to this agreement, FMR pays all expenses of each Fund, excluding the compensation of the Independent Trustees and certain other expenses such as interest expense. FMR also contracts with other Fidelity companies to perform the services necessary for the operation of each Fund. The Funds do not pay any fees for these services.

5. Expense Reductions.

FMR voluntarily agreed to reimburse each Fund to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

The following Funds were in reimbursement during the period:

	Expense Limitations	Reimbursement
VIP Freedom Lifetime Income I	.00%	$ 41
VIP Freedom Lifetime Income II	.00%	66
VIP Freedom Lifetime Income III	.00%	27

6. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were owners of record of all of the outstanding shares of the Funds.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund V and the Shareholders of VIP Freedom Lifetime Income I Portfolio, VIP Freedom Lifetime Income II Portfolio and VIP Freedom Lifetime Income III Portfolio:

We have audited the accompanying statements of assets and liabilities of VIP Freedom Lifetime Income I Portfolio, VIP Freedom Lifetime Income II Portfolio and VIP Freedom Lifetime Income III Portfolio (the Funds), each a fund of Variable Insurance Products Fund V, including the schedules of investments, as of December 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodians. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Freedom Lifetime Income I Portfolio, VIP Freedom Lifetime Income II Portfolio and VIP Freedom Lifetime Income III Portfolio as of December 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2013

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each VIP Freedom Lifetime Income Portfolio and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each VIP Freedom Lifetime Income Portfolio's activities, review contractual arrangements with companies that provide services to each VIP Freedom Lifetime Income Portfolio, oversee management of the risks associated with such activities and contractual arrangements, and review each VIP Freedom Lifetime Income Portfolio's performance. If the interests of a VIP Freedom Lifetime Income Portfolio and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the VIP Freedom Lifetime Income Portfolio to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers and the Trustees would take reasonable steps to minimize and, if possible, eliminate the conflict. Except for Elizabeth S. Acton and James C. Curvey, each of the Trustees oversees 218 funds advised by FMR or an affiliate. Ms. Acton oversees 200 funds advised by FMR or an affiliate. Mr. Curvey oversees 452 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the month in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Albert R. Gamper, Jr. serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds and another Board oversees Fidelity's equity and high income funds. The asset allocation funds may invest in Fidelity funds that are overseen by such other Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Annual Report

Trustees and Officers - continued

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Abigail P. Johnson (51)

Year of Election or Appointment: 2009

Ms. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Ms. Johnson serves as President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (2011-present), Chairman and Director of FMR (2011-present), and the Vice Chairman and Director (2007-present) of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc., and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity funds (2001-2005), and managed a number of Fidelity funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (61)

Year of Election or Appointment: 2013

Ms. Acton is Trustee of certain Trusts. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (November 2011-April 2012), Executive Vice President, Chief Financial Officer (April 2002-November 2011), and Treasurer (May 2004-May 2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present).

Albert R. Gamper, Jr. (70)

Year of Election or Appointment: 2006

Mr. Gamper is Chairman of the Independent Trustees of the Fixed Income and Asset Allocation Funds (2012-present). Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), a member of the Board of Trustees, Rutgers University (2004-present), and Chairman of the Board of Barnabas Health Care System. Previously, Mr. Gamper served as Vice Chairman of the Independent Trustees of the Fixed Income and Asset Allocation Funds (2011-2012) and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (61)

Year of Election or Appointment: 2010

Mr. Gartland is Chairman and an investor in Gartland and Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (65)

Year of Election or Appointment: 2008

Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation (diversified power management, 2009-present), AGL Resources, Inc. (holding company, 2002-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008) and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (58)

Year of Election or Appointment: 2009

Previously, Mr. Kenneally served as a Member of the Advisory Board for certain Fidelity Fixed Income and Asset Allocation Funds (2008-2009). Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management (2003-2005). Mr. Kenneally was a Director of the Credit Suisse Funds (U.S. mutual funds, 2004-2008) and certain other closed-end funds (2004-2005) and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (72)

Year of Election or Appointment: 2007

Mr. Keyes serves as a member of the Boards of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, since 2002) and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, since 1998). Prior to his retirement, Mr. Keyes served as Chairman and Chief Executive Officer of Johnson Controls (automotive, building, and energy, 1998-2002) and as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (66)

Year of Election or Appointment: 2001

Ms. Knowles is Vice Chairman of the Independent Trustees of the Fixed Income and Asset Allocation Funds (2012-present). Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is an Honorary Trustee of the Brookings Institution and a member of the Board of the Catalina Island Conservancy and of the Santa Catalina Island Company (2009-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California and the Foundation Board of the School of Architecture at the University of Virginia (2007-present). Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007).

Kenneth L. Wolfe (73)

Year of Election or Appointment: 2005

Prior to his retirement, Mr. Wolfe served as Chairman and a Director (2007-2009) and Chairman and Chief Executive Officer (1994-2001) of Hershey Foods Corporation. He also served as a member of the Boards of Adelphia Communications Corporation (telecommunications, 2003-2006), Bausch & Lomb, Inc. (medical/pharmaceutical, 1993-2007), and Revlon, Inc. (personal care products, 2004-2009). Mr. Wolfe previously served as Chairman of the Independent Trustees of the Fixed Income and Asset Allocation Funds (2008-2012).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Executive Officers:

Correspondence intended for each executive officer may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Stephanie J. Dorsey (43)

Year of Election or Appointment: 2013

President and Treasurer of Fidelity's Fixed Income and Asset Allocation Funds. Ms. Dorsey also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Charles S. Morrison (52)

Year of Election or Appointment: 2012

Vice President of Fidelity's Fixed Income and Asset Allocation Funds. Mr. Morrison also serves as President, Fixed Income and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Fixed Income Division.

Derek L. Young (48)

Year of Election or Appointment: 2009

Vice President of Fidelity's Asset Allocation Funds. Mr. Young is also a Trustee of other investment companies advised by Strategic Advisers, Inc. (Strategic Advisers) (2012-present), President and a Director of Strategic Advisers (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

Andrew Windmueller (52)

Year of Election or Appointment: 2012

Vice President of Fidelity's Asset Allocation Funds. Mr. Windmueller also serves as Chief Investment Officer of Strategic Advisers, Inc. (2011-present), Chief Investment Officer for Global Asset Allocation Multi-Asset Class Strategies (2011-present), and is an employee of Fidelity Investments (2000-present).

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Ramon Herrera (38)

Year of Election or Appointment: 2012

Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds. Mr. Herrera also serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2004-present).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Michael H. Whitaker (45)

Year of Election or Appointment: 2008

Chief Compliance Officer of Fidelity's Fixed Income and Asset Allocation Funds. Mr. Whitaker also serves as Chief Compliance Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present). Mr. Whitaker is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Stephen Sadoski (41)

Year of Election or Appointment: 2013

Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds. Mr. Sadoski also serves as Deputy Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as Assistant Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2012-2013), an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Fixed Income and Asset Allocation Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer (2011-present) and Deputy Treasurer (2008-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Kenneth B. Robins (43)

Year of Election or Appointment: 2009

Assistant Treasurer of the Fidelity Fixed Income and Asset Allocation Funds. Mr. Robins also serves as President and Treasurer of other Fidelity funds (2008-present; 2010-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

Fund	Pay Date	Record Date	Dividends	Capital Gains
VIP Freedom Lifetime Income I	02/15/13	02/15/13	$0.000	$0.077
VIP Freedom Lifetime Income II	02/15/13	02/15/13	$0.002	$0.000
VIP Freedom Lifetime Income III	02/15/13	02/15/13	$0.002	$0.019

The funds hereby designate as capital gain dividends the amounts noted below for the taxable year ended December 31, 2012, or, if subsequently determined to be different, the net capital gain of such year.

Fund
VIP Freedom Lifetime Income I	$87,748
VIP Freedom Lifetime Income III	$14,641

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

Fund	February 2012	December 2012
VIP Freedom Lifetime Income I	5%	13%
VIP Freedom Lifetime Income II	0%	17%
VIP Freedom Lifetime Income III	0%	27%

A percentage of the dividends distributed during the fiscal year for the following funds was derived from interest on U.S. Government securities which is generally exempt from state income tax:

VIP Freedom Lifetime Income I	3.34%
VIP Freedom Lifetime Income II	3.43%
VIP Freedom Lifetime Income III	2.11%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
VIP Freedom Lifetime Income I	12/28/2012	0.023	0.001
VIP Freedom Lifetime Income II	12/28/2012	0.027	0.002
VIP Freedom Lifetime Income III	12/28/2012	0.041	0.002

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Freedom Lifetime Income Funds

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and administration agreement (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established three standing committees, Operations, Audit, and Governance and Nominating, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and, among other matters, considers matters specifically related to the annual consideration of the renewal of each fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its September 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of each fund and its shareholders and the fact that no fees are payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. In reaching its determination, the Board was aware that shareholders in each fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Strategic Advisers, Inc. (Strategic Advisers), and the administrator, FMR, including the backgrounds of the funds' investment personnel, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Strategic Advisers' investment staff, including its size, education, experience, and resources, as well as Strategic Advisers' and FMR's approach to recruiting, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Strategic Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR and its affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a sector neutral investment approach for certain funds and utilizing a team of portfolio managers to manage certain sector-neutral funds; (vi) rationalizing product lines and gaining increased efficiencies through combinations of several funds with other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment Performance. The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed each fund's absolute investment performance, as well as each fund's relative investment performance measured over multiple periods against a proprietary custom index. The Board noted that FMR believes that no meaningful peer group exists for the funds, given that competitor funds with the same target date can differ significantly in their asset allocation strategy, degree of active management, and/or glide path construction. For each fund, the following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, the fund's cumulative total returns and the cumulative total returns of a proprietary custom index ("benchmark"). For each fund, the proprietary custom index is an index developed by FMR that represents the performance of the fund's asset classes according to their respective weightings, adjusted on the last day of every month to reflect the fund's increasingly conservative asset allocations over time.

VIP Freedom Lifetime Income I Portfolio

The Board noted that the investment performance of the fund was lower than its benchmark for the one- and five-year periods, although the fund's three-year cumulative total return compared favorably to its benchmark. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Annual Report

VIP Freedom Lifetime Income II Portfolio

The Board noted that the investment performance of the fund compared favorably to its benchmark for the three- and five-year periods, although the fund's one-year total return was lower than its benchmark. The Board also reviewed the fund's performance since inception as well as performance in the current year.

VIP Freedom Lifetime Income III Portfolio

The Board noted that the investment performance of the fund was lower than its benchmark for the one- and five-year periods, although the fund's three-year cumulative total return compared favorably to its benchmark. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should benefit each fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board noted that the funds do not pay Strategic Advisers a management fee for investment advisory services. The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes, and also considered that each fund bears indirectly the expenses of the underlying funds in which it invests. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a TMG % of 0% means that 100% of the funds in the Total Mapped Group had higher management fees than a fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee ranked, is also included in the charts and considered by the Board.

VIP Freedom Lifetime Income I Portfolio

VIP Freedom Lifetime Income II Portfolio

Annual Report

VIP Freedom Lifetime Income III Portfolio

The Board noted that each fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each fund's total expense ratio, the Board noted that each fund invests in Investor Class of the underlying fund to avoid charging fund-paid 12b-1 fees at both fund levels. The Board considered that the funds do not pay transfer agent fees. Instead, Investor Class of each underlying fund bears its pro rata portion of each fund's transfer agent fee according to the percentage of each fund's assets invested in that underlying fund. The Board further noted that FMR pays all other expenses of each fund, with limited exceptions.

The Board noted that each fund's total expense ratio ranked below its competitive median for 2011.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund were not relevant to the renewal of each fund's Advisory Contracts because the funds do not pay management fees and FMR pays all other expenses of each fund, with limited exceptions.

Economies of Scale. The Board concluded that because the funds do not pay management fees and FMR pays all other expenses of each fund, with limited exceptions, economies of scale cannot be realized by the funds, but may be realized by the other Fidelity funds in which each fund invests, many of which may benefit from breakpoints in the group fee arrangement.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the compensation paid to fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's fee structures, including the group fee structure, and the rationale for recommending different fees among different categories of funds and classes; (vi) Fidelity's voluntary waiver of its fees to maintain minimum yields for certain money market funds and classes as well as contractual waivers in place for certain funds; (vii) regulatory and industry developments, including those affecting money market funds and target date funds, and the potential impact to Fidelity; (viii) Fidelity's transfer agent fees, expenses, and services, and drivers for determining the transfer agent fee structure of different funds and classes; (ix) management fee rates charged by FMR or Fidelity entities to other Fidelity clients; (x) the allocation of and historical trends in Fidelity's realization of fall-out benefits; and (xi) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes or to achieve further economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York Mellon
New York, NY

VIPFLI-ANN-0213
1.816199.107

Fidelity® Variable Insurance Products:

Freedom Funds -
Income, 2005, 2010, 2015, 2020, 2025, 2030, 2035, 2040, 2045, 2050

Annual Report

December 31, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Managers' review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
VIP Freedom Income PortfolioSM	(Click Here) (Click Here) (Click Here)	Investment Changes Investments Financial Statements
VIP Freedom 2005 PortfolioSM	(Click Here) (Click Here) (Click Here)	Investment Changes Investments Financial Statements
VIP Freedom 2010 PortfolioSM	(Click Here) (Click Here) (Click Here)	Investment Changes Investments Financial Statements
VIP Freedom 2015 PortfolioSM	(Click Here) (Click Here) (Click Here)	Investment Changes Investments Financial Statements
VIP Freedom 2020 PortfolioSM	(Click Here) (Click Here) (Click Here)	Investment Changes Investments Financial Statements
VIP Freedom 2025 PortfolioSM	(Click Here) (Click Here) (Click Here)	Investment Changes Investments Financial Statements
VIP Freedom 2030 PortfolioSM	(Click Here) (Click Here) (Click Here)	Investment Changes Investments Financial Statements
VIP Freedom 2035 PortfolioSM	(Click Here) (Click Here) (Click Here)	Investment Changes Investments Financial Statements
VIP Freedom 2040 PortfolioSM	(Click Here) (Click Here) (Click Here)	Investment Changes Investments Financial Statements
VIP Freedom 2045 PortfolioSM	(Click Here) (Click Here) (Click Here)	Investment Changes Investments Financial Statements
VIP Freedom 2050 PortfolioSM	(Click Here) (Click Here) (Click Here)	Investment Changes Investments Financial Statements
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

Annual Report

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

VIP Freedom Income PortfolioSM

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2012	Past 1 year	Past 5 years	Life of FundA
VIP Freedom Income PortfolioSM - Initial Class	6.52%	3.68%	4.68%
VIP Freedom Income Portfolio - Service Class	6.42%	3.56%	4.58%
VIP Freedom Income Portfolio - Service Class 2	6.26%	3.42%	4.42%

A From April 26, 2005.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Freedom Income Portfolio - Initial Class on April 26, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Barclays® U.S. Aggregate Bond Index performed over the same period.

Annual Report

VIP Freedom 2005 PortfolioSM

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2012	Past 1 year	Past 5 years	Life of FundA
VIP Freedom 2005 PortfolioSM - Initial Class	9.57%	2.75%	5.16%
VIP Freedom 2005 Portfolio - Service Class	9.59%	2.65%	5.06%
VIP Freedom 2005 Portfolio - Service Class 2	9.35%	2.48%	4.90%

A From April 26, 2005.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Freedom 2005 Portfolio - Initial Class on April 26, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Barclays U.S. Aggregate Bond Index performed over the same period.

Annual Report

VIP Freedom 2010 PortfolioSM

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2012	Past 1 year	Past 5 years	Life of FundA
VIP Freedom 2010 PortfolioSM - Initial Class	11.78%	3.26%	5.58%
VIP Freedom 2010 Portfolio - Service Class	11.69%	3.15%	5.48%
VIP Freedom 2010 Portfolio - Service Class 2	11.58%	3.01%	5.32%

A From April 26, 2005.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Freedom 2010 Portfolio - Initial Class on April 26, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Barclays U.S. Aggregate Bond Index performed over the same period.

Annual Report

VIP Freedom 2015 PortfolioSM

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2012	Past 1 year	Past 5 years	Life of FundA
VIP Freedom 2015 PortfolioSM - Initial Class	12.23%	2.94%	5.83%
VIP Freedom 2015 Portfolio - Service Class	12.13%	2.84%	5.72%
VIP Freedom 2015 Portfolio - Service Class 2	11.90%	2.68%	5.56%

A From April 26, 2005.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Freedom 2015 Portfolio - Initial Class on April 26, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

VIP Freedom 2020 PortfolioSM

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2012	Past 1 year	Past 5 years	Life of FundA
VIP Freedom 2020 PortfolioSM - Initial Class	13.38%	2.23%	5.73%
VIP Freedom 2020 Portfolio - Service Class	13.19%	2.12%	5.62%
VIP Freedom 2020 Portfolio - Service Class 2	13.07%	1.98%	5.47%

A From April 26, 2005.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Freedom 2020 Portfolio - Initial Class on April 26, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

VIP Freedom 2025 PortfolioSM

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2012	Past 1 year	Past 5 years	Life of FundA
VIP Freedom 2025 PortfolioSM - Initial Class	15.11%	2.24%	5.94%
VIP Freedom 2025 Portfolio - Service Class	14.97%	2.14%	5.83%
VIP Freedom 2025 Portfolio - Service Class 2	14.80%	1.98%	5.67%

A From April 26, 2005.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Freedom 2025 Portfolio - Initial Class on April 26, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

VIP Freedom 2030 PortfolioSM

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2012	Past 1 year	Past 5 years	Life of FundA
VIP Freedom 2030 PortfolioSM - Initial Class	15.58%	1.29%	5.63%
VIP Freedom 2030 Portfolio - Service Class	15.48%	1.18%	5.53%
VIP Freedom 2030 Portfolio - Service Class 2	15.18%	1.02%	5.35%

A From April 26, 2005.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Freedom 2030 Portfolio - Initial Class on April 26, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

VIP Freedom 2035 PortfolioSM

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2012	Past 1 year	Life of FundA
VIP Freedom 2035 PortfolioSM - Initial Class	16.82%	17.71%
VIP Freedom 2035 Portfolio - Service Class	16.71%	17.58%
VIP Freedom 2035 Portfolio - Service Class 2	16.61%	17.42%

A From April 8, 2009.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Freedom 2035 Portfolio - Initial Class on April 8, 2009, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

VIP Freedom 2040 PortfolioSM

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2012	Past 1 year	Life of FundA
VIP Freedom 2040 PortfolioSM - Initial Class	16.95%	17.97%
VIP Freedom 2040 Portfolio - Service Class	16.88%	17.84%
VIP Freedom 2040 Portfolio - Service Class 2	16.64%	17.66%

A From April 8, 2009.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Freedom 2040 Portfolio - Initial Class on April 8, 2009, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

VIP Freedom 2045 PortfolioSM

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2012	Past 1 year	Life of FundA
VIP Freedom 2045 PortfolioSM - Initial Class	17.33%	18.08%
VIP Freedom 2045 Portfolio - Service Class	17.24%	17.96%
VIP Freedom 2045 Portfolio - Service Class 2	17.02%	17.79%

A From April 8, 2009.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Freedom 2045 Portfolio - Initial Class on April 8, 2009, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

VIP Freedom 2050 PortfolioSM

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2012	Past 1 year	Life of FundA
VIP Freedom 2050 PortfolioSM - Initial Class	17.64%	18.36%
VIP Freedom 2050 Portfolio - Service Class	17.59%	18.25%
VIP Freedom 2050 Portfolio - Service Class 2	17.38%	18.07%

A From April 8, 2009.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Freedom 2050 Portfolio - Initial Class on April 8, 2009, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global markets overcame a host of macroeconomic concerns in 2012 - related to the eurozone debt crisis, the strength and pace of the U.S. economic recovery, the U.S. fiscal debate and a slowdown in China's once-blistering growth - to post broad-based gains for the year, with more-economically sensitive asset classes leading the way. Investor sentiment improved as some of the uncertainties holding back the markets began to lift and the outlook brightened in the face of stimulative global monetary policies and modest inflationary pressures. Riskier assets such as stocks saw the biggest advances, with international equities edging their U.S. counterparts, thanks to an especially strong rally in the fourth quarter. Similarly, within fixed income, credit-sensitive sectors - including high-yield/investment-grade corporate bonds and emerging-markets debt - surged ahead of more-defensive U.S. investment-grade bonds amid strong demand for higher-risk, higher-yielding securities. Emerging signs of a rebounding U.S. economy lifted domestic stocks for most of the period, extending an uptrend that began in March 2009. The broad-based S&P 500® Index rose 16.00% for the 12 months, while the technology-heavy Nasdaq Composite Index® gained 17.45% and the blue-chip-laden Dow Jones Industrial AverageSM added 10.24%. Foreign developed- and emerging-markets equities experienced periodic bouts of volatility this past year, but rode a strong second-half rally to finish ahead of their U.S. counterparts. The MSCI® ACWI® (All Country World Index) ex USA Index advanced 16.98% for the period. In an environment that favored higher-risk assets, U.S. investment-grade bonds managed only a 4.21% gain for 12 months, according to the Barclays® U.S. Aggregate Bond Index. Among sectors that comprise the index, bonds with higher yields and on the riskier end of the spectrum led the way, with investment-grade credit advancing 9.37%, while ultra-safe U.S. Treasuries managed only a 1.99% advance and finished at the back of the pack. Meanwhile, high-yield bonds, as measured by The BofA Merrill LynchSM US High Yield Constrained Index, gained a hearty 15.55%. Foreign bonds showed positive results during the year, with emerging markets easily outpacing their major developed-markets counterparts. The J.P. Morgan Emerging Markets Bond Index Global surged 18.54%, while the Citigroup® Non-USD Group-of-Seven (G7) Equal Weighted Index logged a 7.10% gain.

Comments from Andrew Dierdorf and Christopher Sharpe, Co-Managers of VIP Freedom Funds: For the 12-month period ending December 31, 2012, each of the VIP Freedom Funds delivered a positive absolute result, with the longer-dated Funds - those designed for investors who have the longest time horizons until retirement - posted the highest absolute returns, thanks in part to the Funds' larger allocations to strong-performing equities and high-yield debt securities. The shorter-dated and more conservative Funds for those investors closer to or in retirement also performed well on an absolute basis, benefiting from solid results among their underlying diversified bond holdings, as well as exposure to equities. This overall performance is consistent with what we would expect in an environment where riskier, more-economically sensitive assets outperformed perceived safer investments such as high-quality, investment-grade bonds. In relative terms, each VIP Freedom Fund outpaced its Composite benchmark, aided by significant outperformance in the bond asset class and a strong showing among equities. (For specific Fund results, please refer to the performance section of this report.) Even though the path for performance was uneven, equities delivered solid absolute returns overall. But, given the success of riskier asset classes during the period's second half, non-U.S. stocks finished ahead of U.S. equity securities for the full year. As a whole, the Funds' non-U.S. positions topped the MSCI® EAFE® Index, which gained 17.48%. A strong advance from core holding VIP Overseas Portfolio fueled the Funds' outperformance versus the MSCI index, while VIP Emerging Markets Portfolio - which represents a significantly smaller allocation among the Funds' non-U.S. holdings - trailed. In aggregate, the Funds' U.S. equity asset class outpaced the 16.38% return of the Dow Jones U.S. Total Stock Market IndexSM. In the U.S. equity asset class, each of the seven underlying U.S. equity funds turned in a positive result, with five of these funds topping the Dow Jones index. Positions in core holdings VIP Growth & Income Portfolio and VIP Equity-Income Portfolio were most beneficial, while VIP Growth Portfolio and VIP Mid Cap Portfolio lagged the asset class benchmark. Like equities, bonds experienced volatility throughout the period, but still delivered solid results for the 12 months. As we moved into the second half of the period, investors' improved appetite for riskier investments benefited higher-yielding debt securities, which delivered double-digit returns for the one-year period. Investment-grade debt securities, as measured by the Barclays® U.S. Aggregate Bond Index, gained 4.21%, and the Funds' investment-grade bond asset class, in aggregate, solidly outpaced the Barclays index. Core holding VIP Investment Grade Bond Portfolio was the primary contributor to the Funds' outperformance in bonds. VIP High Income Portfolio also helped lift the Funds' results, especially for the longer-dated Funds that hold a higher allocation to this underlying fund. Lastly, turning to the Funds' short-term debt asset class, VIP Money Market Portfolio's result was slightly ahead of the Barclays® U.S. 3 Month Treasury Bellwether Index, which rose 0.12%.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2012 to December 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, each Fund, as a shareholder in underlying Fidelity Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Funds. These fees and expenses are not included in each Fund's annualized expense ratio used to calculate the expense estimates in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of each fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, each Fund, as a shareholder in underlying Fidelity Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Funds. These fees and expenses are not included in each Fund's annualized expense ratio used to calculate the expense estimates in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period* July 1, 2012 to December 31, 2012
VIP Freedom Income
Initial Class	.00%
Actual		$ 1,000.00	$ 1,030.50	$ .00
HypotheticalA		$ 1,000.00	$ 1,025.14	$ .00
Service Class	.10%
Actual		$ 1,000.00	$ 1,030.60	$ .51
HypotheticalA		$ 1,000.00	$ 1,024.63	$ .51
Service Class 2.25%
Actual		$ 1,000.00	$ 1,029.80	$ 1.28
HypotheticalA		$ 1,000.00	$ 1,023.88	$ 1.27
VIP Freedom 2005
Initial Class	.00%
Actual		$ 1,000.00	$ 1,044.80	$ .00
HypotheticalA		$ 1,000.00	$ 1,025.14	$ .00
Service Class	.10%
Actual		$ 1,000.00	$ 1,045.00	$ .51
HypotheticalA		$ 1,000.00	$ 1,024.63	$ .51
Service Class 2.25%
Actual		$ 1,000.00	$ 1,043.70	$ 1.28
HypotheticalA		$ 1,000.00	$ 1,023.88	$ 1.27
	Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period* July 1, 2012 to December 31, 2012
VIP Freedom 2010
Initial Class	.00%
Actual		$ 1,000.00	$ 1,056.70	$ .00
HypotheticalA		$ 1,000.00	$ 1,025.14	$ .00
Service Class	.10%
Actual		$ 1,000.00	$ 1,055.70	$ .52
HypotheticalA		$ 1,000.00	$ 1,024.63	$ .51
Service Class 2.25%
Actual		$ 1,000.00	$ 1,055.50	$ 1.29
HypotheticalA		$ 1,000.00	$ 1,023.88	$ 1.27
VIP Freedom 2015
Initial Class	.00%
Actual		$ 1,000.00	$ 1,058.20	$ .00
HypotheticalA		$ 1,000.00	$ 1,025.14	$ .00
Service Class	.10%
Actual		$ 1,000.00	$ 1,058.20	$ .52
HypotheticalA		$ 1,000.00	$ 1,024.63	$ .51
Service Class 2.25%
Actual		$ 1,000.00	$ 1,056.80	$ 1.29
HypotheticalA		$ 1,000.00	$ 1,023.88	$ 1.27
VIP Freedom 2020
Initial Class	.00%
Actual		$ 1,000.00	$ 1,062.90	$ .00
HypotheticalA		$ 1,000.00	$ 1,025.14	$ .00
Service Class	.10%
Actual		$ 1,000.00	$ 1,063.00	$ .52
HypotheticalA		$ 1,000.00	$ 1,024.63	$ .51
Service Class 2.25%
Actual		$ 1,000.00	$ 1,062.70	$ 1.30
HypotheticalA		$ 1,000.00	$ 1,023.88	$ 1.27
VIP Freedom 2025
Initial Class	.00%
Actual		$ 1,000.00	$ 1,073.20	$ .00
HypotheticalA		$ 1,000.00	$ 1,025.14	$ .00
Service Class	.10%
Actual		$ 1,000.00	$ 1,072.80	$ .52
HypotheticalA		$ 1,000.00	$ 1,024.63	$ .51
Service Class 2.25%
Actual		$ 1,000.00	$ 1,071.90	$ 1.30
HypotheticalA		$ 1,000.00	$ 1,023.88	$ 1.27
VIP Freedom 2030
Initial Class	.00%
Actual		$ 1,000.00	$ 1,075.10	$ .00
HypotheticalA		$ 1,000.00	$ 1,025.14	$ .00
Service Class	.10%
Actual		$ 1,000.00	$ 1,075.10	$ .52
HypotheticalA		$ 1,000.00	$ 1,024.63	$ .51
Service Class 2.25%
Actual		$ 1,000.00	$ 1,073.20	$ 1.30
HypotheticalA		$ 1,000.00	$ 1,023.88	$ 1.27
	Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period* July 1, 2012 to December 31, 2012
VIP Freedom 2035
Initial Class	.00%
Actual		$ 1,000.00	$ 1,082.80	$ .00
HypotheticalA		$ 1,000.00	$ 1,025.14	$ .00
Service Class	.10%
Actual		$ 1,000.00	$ 1,081.80	$ .52
HypotheticalA		$ 1,000.00	$ 1,024.63	$ .51
Service Class 2.25%
Actual		$ 1,000.00	$ 1,081.50	$ 1.31
HypotheticalA		$ 1,000.00	$ 1,023.88	$ 1.27
VIP Freedom 2040
Initial Class	.00%
Actual		$ 1,000.00	$ 1,083.10	$ .00
HypotheticalA		$ 1,000.00	$ 1,025.14	$ .00
Service Class	.10%
Actual		$ 1,000.00	$ 1,082.40	$ .52
HypotheticalA		$ 1,000.00	$ 1,024.63	$ .51
Service Class 2.25%
Actual		$ 1,000.00	$ 1,081.70	$ 1.31
HypotheticalA		$ 1,000.00	$ 1,023.88	$ 1.27
VIP Freedom 2045
Initial Class	.00%
Actual		$ 1,000.00	$ 1,085.10	$ .00
HypotheticalA		$ 1,000.00	$ 1,025.14	$ .00
Service Class	.10%
Actual		$ 1,000.00	$ 1,085.00	$ .52
HypotheticalA		$ 1,000.00	$ 1,024.63	$ .51
Service Class 2.25%
Actual		$ 1,000.00	$ 1,083.70	$ 1.31
HypotheticalA		$ 1,000.00	$ 1,023.88	$ 1.27
VIP Freedom 2050
Initial Class	.00%
Actual		$ 1,000.00	$ 1,086.50	$ .00
HypotheticalA		$ 1,000.00	$ 1,025.14	$ .00
Service Class	.10%
Actual		$ 1,000.00	$ 1,086.10	$ .52
HypotheticalA		$ 1,000.00	$ 1,024.63	$ .51
Service Class 2.25%
Actual		$ 1,000.00	$ 1,084.90	$ 1.31
HypotheticalA		$ 1,000.00	$ 1,023.88	$ 1.27

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Funds in which the Fund invests are not included in each class' annualized expense ratio.

Annual Report

VIP Freedom Income Portfolio

Investment Changes (Unaudited)

Fund Holdings as of December 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Initial Class	2.5	2.6
VIP Equity-Income Portfolio Initial Class	2.7	2.7
VIP Growth & Income Portfolio Initial Class	3.0	3.1
VIP Growth Portfolio Initial Class	2.5	2.6
VIP Mid Cap Portfolio Initial Class	0.7	0.8
VIP Value Portfolio Initial Class	2.0	2.0
VIP Value Strategies Portfolio Initial Class	1.0	1.0
	14.4	14.8
Developed International Equity Funds
VIP Overseas Portfolio Initial Class	4.3	4.2
Emerging Markets Equity Funds
VIP Emerging Markets Portfolio Initial Class	1.3	1.3
High Yield Bond Funds
VIP High Income Portfolio Initial Class	5.1	5.1
Investment Grade Bond Funds
VIP Investment Grade Bond Portfolio Initial Class	35.1	34.9
Short-Term Funds
VIP Money Market Portfolio Initial Class	39.8	39.7
Net Other Assets (Liabilities)*	0.0	0.0
	100.0	100.0
* Amount represents less than 0.1%
Asset Allocation (% of fund's net assets)
Current
Domestic Equity Funds	14.4%
Developed International Equity Funds	4.3%
Emerging Markets Equity Funds	1.3%
High Yield Bond Funds	5.1%
Investment Grade Bond Funds	35.1%
Short-Term Funds	39.8%

Six months ago
Domestic Equity Funds	14.8%
Developed International Equity Funds	4.2%
Emerging Markets Equity Funds	1.3%
High Yield Bond Funds	5.1%
Investment Grade Bond Funds	34.9%
Short-Term Funds	39.7%

Expected
Domestic Equity Funds	14.6%
Developed International Equity Funds	4.2%
Emerging Markets Equity Funds	1.2%
High Yield Bond Funds	5.0%
Investment Grade Bond Funds	35.0%
Short-Term Funds	40.0%

The six months ago allocation is based on the fund's holdings as of June 30, 2012. The current allocation is based on the fund's holdings as of December 31, 2012. The expected allocation represents the fund's anticipated allocation at June 30, 2013.

Annual Report

VIP Freedom Income Portfolio

Investments December 31, 2012

Showing Percentage of Net Assets

Domestic Equity Funds - 14.4%
	Shares	Value
Domestic Equity Funds - 14.4%
VIP Contrafund Portfolio Initial Class	21,827	$ 577,117
VIP Equity-Income Portfolio Initial Class	31,001	618,155
VIP Growth & Income Portfolio Initial Class	47,886	698,650
VIP Growth Portfolio Initial Class	13,579	571,010
VIP Mid Cap Portfolio Initial Class	5,628	171,938
VIP Value Portfolio Initial Class	36,512	460,052
VIP Value Strategies Portfolio Initial Class	20,523	228,012
TOTAL DOMESTIC EQUITY FUNDS (Cost $3,307,721)		3,324,934
International Equity Funds - 5.6%

Developed International Equity Funds - 4.3%
VIP Overseas Portfolio Initial Class	61,528	989,990
Emerging Markets Equity Funds - 1.3%
VIP Emerging Markets Portfolio Initial Class	34,750	304,060
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $1,175,533)		1,294,050
Bond Funds - 40.2%
	Shares	Value
High Yield Bond Funds - 5.1%
VIP High Income Portfolio Initial Class	202,277	$ 1,175,228
Investment Grade Bond Funds - 35.1%
VIP Investment Grade Bond Portfolio Initial Class	623,267	8,139,867
TOTAL BOND FUNDS (Cost $9,044,053)		9,315,095
Short-Term Funds - 39.8%

VIP Money Market Portfolio Initial Class (Cost $9,214,264)	9,214,264	9,214,264
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $22,741,571)		23,148,343
NET OTHER ASSETS (LIABILITIES) - 0.0%		(1,543)
NET ASSETS - 100%		$ 23,146,800
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom Income Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2012

Assets
Investment in securities, at value (cost $22,741,571) - See accompanying schedule		$ 23,148,343
Cash		73
Receivable for investments sold		5,711
Receivable for fund shares sold		121,972
Total assets		23,276,099

Liabilities
Payable for investments purchased	$ 92,928
Payable for fund shares redeemed	34,792
Distribution and service plan fees payable	1,579
Total liabilities		129,299

Net Assets		$ 23,146,800
Net Assets consist of:
Paid in capital		$ 22,705,881
Undistributed net investment income		1,711
Accumulated undistributed net realized gain (loss) on investments		32,436
Net unrealized appreciation (depreciation) on investments		406,772
Net Assets		$ 23,146,800

Statement of Assets and Liabilities - continued

December 31, 2012

Initial Class: Net Asset Value, offering price and redemption price per share ($14,183,843 ÷ 1,341,684 shares)	$ 10.57

Service Class: Net Asset Value, offering price and redemption price per share ($2,467,464 ÷ 233,243 shares)	$ 10.58

Service Class 2: Net Asset Value, offering price and redemption price per share ($6,495,493 ÷ 616,352 shares)	$ 10.54

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom Income Portfolio

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2012

Investment Income
Income distributions from underlying funds		$ 343,140

Expenses
Distribution and service plan fees	$ 19,550
Independent trustees' compensation	78
Total expenses before reductions	19,628
Expense reductions	(78)	19,550
Net investment income (loss)		323,590
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	60,788
Capital gain distributions from underlying funds	263,224
Total net realized gain (loss)		324,012
Change in net unrealized appreciation (depreciation) on underlying funds		712,493
Net gain (loss)		1,036,505
Net increase (decrease) in net assets resulting from operations		$ 1,360,095

Statement of Changes in Net Assets

	Year ended December 31, 2012	Year ended December 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 323,590	$ 358,148
Net realized gain (loss)	324,012	184,228
Change in net unrealized appreciation (depreciation)	712,493	(299,503)
Net increase (decrease) in net assets resulting from operations	1,360,095	242,873
Distributions to shareholders from net investment income	(322,416)	(357,612)
Distributions to shareholders from net realized gain	(296,101)	(78,451)
Total distributions	(618,517)	(436,063)
Share transactions - net increase (decrease)	1,231,616	2,716,306
Total increase (decrease) in net assets	1,973,194	2,523,116

Net Assets
Beginning of period	21,173,606	18,650,490
End of period (including undistributed net investment income of $1,711 and undistributed net investment income of $537, respectively)	$ 23,146,800	$ 21,173,606

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 10.21	$ 10.27	$ 10.00	$ 9.14	$ 10.80
Income from Investment Operations
Net investment income (loss) C	.16	.19	.19	.39	.36
Net realized and unrealized gain (loss)	.50	(.02)	.56	.96	(1.48)
Total from investment operations	.66	.17	.75	1.35	(1.12)
Distributions from net investment income	(.16)	(.19)	(.20)	(.35)	(.37)
Distributions from net realized gain	(.14)	(.04)	(.28)	(.15)	(.17)
Total distributions	(.30)	(.23)	(.48)	(.49) G	(.54)
Net asset value, end of period	$ 10.57	$ 10.21	$ 10.27	$ 10.00	$ 9.14
Total Return A,B	6.52%	1.63%	7.49%	14.95%	(10.45)%
Ratios to Average Net Assets D,F
Expenses before reductions E	.00%	.00%	.00%	.00%	.00%
Expenses net of fee waivers, if any	.00%	.00%	.00%	.00%	.00%
Expenses net of all reductions	.00%	.00%	.00%	.00%	.00%
Net investment income (loss)	1.55%	1.85%	1.88%	4.00%	3.50%
Supplemental Data
Net assets, end of period (000 omitted)	$ 14,184	$ 10,938	$ 11,165	$ 12,679	$ 8,976
Portfolio turnover rate	43%	49%	41%	32%	55%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Amount represents less than .01%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

G Total distributions of $.49 per share is comprised of distributions from net investment income of $.347 and distributions from net realized gain of $.146 per share.

Financial Highlights - Service Class

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 10.22	$ 10.28	$ 10.00	$ 9.14	$ 10.81
Income from Investment Operations
Net investment income (loss) C	.15	.18	.18	.37	.35
Net realized and unrealized gain (loss)	.50	(.02)	.56	.97	(1.50)
Total from investment operations	.65	.16	.74	1.34	(1.15)
Distributions from net investment income	(.15)	(.18)	(.19)	(.33)	(.35)
Distributions from net realized gain	(.14)	(.04)	(.28)	(.15)	(.17)
Total distributions	(.29)	(.22)	(.46) G	(.48) F	(.52)
Net asset value, end of period	$ 10.58	$ 10.22	$ 10.28	$ 10.00	$ 9.14
Total Return A,B	6.42%	1.56%	7.46%	14.81%	(10.65)%
Ratios to Average Net Assets D,E
Expenses before reductions	.10%	.10%	.10%	.10%	.10%
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10%
Net investment income (loss)	1.45%	1.75%	1.78%	3.90%	3.40%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,467	$ 2,505	$ 172	$ 163	$ 258
Portfolio turnover rate	43%	49%	41%	32%	55%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

F Total distributions of $.48 per share is comprised of distributions from net investment income of $.334 and distributions from net realized gain of $.146 per share.

G Total distributions of $.46 per share is comprised of distributions from net investment income of $.189 and distributions from net realized gain of $.275 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 10.18	$ 10.24	$ 9.97	$ 9.12	$ 10.78
Income from Investment Operations
Net investment income (loss) C	.14	.17	.17	.36	.33
Net realized and unrealized gain (loss)	.49	(.03)	.55	.96	(1.48)
Total from investment operations	.63	.14	.72	1.32	(1.15)
Distributions from net investment income	(.13)	(.16)	(.18)	(.33)	(.34)
Distributions from net realized gain	(.14)	(.04)	(.28)	(.15)	(.17)
Total distributions	(.27)	(.20)	(.45) G	(.47) F	(.51)
Net asset value, end of period	$ 10.54	$ 10.18	$ 10.24	$ 9.97	$ 9.12
Total Return A,B	6.26%	1.39%	7.25%	14.64%	(10.70)%
Ratios to Average Net Assets D,E
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.25%
Expenses net of all reductions	.25%	.25%	.25%	.25%	.25%
Net investment income (loss)	1.30%	1.60%	1.63%	3.76%	3.25%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,495	$ 7,731	$ 7,313	$ 6,753	$ 4,836
Portfolio turnover rate	43%	49%	41%	32%	55%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

F Total distributions of $.47 per share is comprised of distributions from net investment income of $.326 and distributions from net realized gain of $.146 per share.

G Total distributions of $.45 per share is comprised of distributions from net investment income of $.176 and distributions from net realized gain of $.275 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom 2005 Portfolio

Investment Changes (Unaudited)

Fund Holdings as of December 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Initial Class	4.5	4.8
VIP Equity-Income Portfolio Initial Class	4.9	5.1
VIP Growth & Income Portfolio Initial Class	5.5	5.7
VIP Growth Portfolio Initial Class	4.5	4.9
VIP Mid Cap Portfolio Initial Class	1.4	1.4
VIP Value Portfolio Initial Class	3.6	3.8
VIP Value Strategies Portfolio Initial Class	1.8	1.8
	26.2	27.5
Developed International Equity Funds
VIP Overseas Portfolio Initial Class	7.7	7.8
Emerging Markets Equity Funds
VIP Emerging Markets Portfolio Initial Class	2.3	2.3
High Yield Bond Funds
VIP High Income Portfolio Initial Class	5.1	5.0
Investment Grade Bond Funds
VIP Investment Grade Bond Portfolio Initial Class	29.7	29.6
Short-Term Funds
VIP Money Market Portfolio Initial Class	29.0	27.8
Net Other Assets (Liabilities)*	0.0	0.0
	100.0	100.0
* Amount represents less than 0.1%
Asset Allocation (% of fund's net assets)
Current
Domestic Equity Funds	26.2%
Developed International Equity Funds	7.7%
Emerging Markets Equity Funds	2.3%
High Yield Bond Funds	5.1%
Investment Grade Bond Funds	29.7%
Short-Term Funds	29.0%

Six months ago
Domestic Equity Funds	27.5%
Developed International Equity Funds	7.8%
Emerging Markets Equity Funds	2.3%
High Yield Bond Funds	5.0%
Investment Grade Bond Funds	29.6%
Short-Term Funds	27.8%

Expected
Domestic Equity Funds	24.6%
Developed International Equity Funds	6.9%
Emerging Markets Equity Funds	2.1%
High Yield Bond Funds	5.0%
Investment Grade Bond Funds	29.3%
Short-Term Funds	32.1%

The fund invests according to an asset allocation strategy that becomes increasingly conservative over time. The six months ago allocation is based on the fund's holdings as of June 30, 2012. The current allocation is based on the fund's holdings as of December 31, 2012. The expected allocation represents the fund's anticipated allocation at June 30, 2013.

Annual Report

VIP Freedom 2005 Portfolio

Investments December 31, 2012

Showing Percentage of Net Assets

Domestic Equity Funds - 26.2%
	Shares	Value
Domestic Equity Funds - 26.2%
VIP Contrafund Portfolio Initial Class	10,991	$ 290,601
VIP Equity-Income Portfolio Initial Class	15,596	310,988
VIP Growth & Income Portfolio Initial Class	24,102	351,652
VIP Growth Portfolio Initial Class	6,845	287,822
VIP Mid Cap Portfolio Initial Class	2,832	86,527
VIP Value Portfolio Initial Class	18,366	231,406
VIP Value Strategies Portfolio Initial Class	10,326	114,721
TOTAL DOMESTIC EQUITY FUNDS (Cost $1,712,734)		1,673,717
International Equity Funds - 10.0%

Developed International Equity Funds - 7.7%
VIP Overseas Portfolio Initial Class	30,497	490,698
Emerging Markets Equity Funds - 2.3%
VIP Emerging Markets Portfolio Initial Class	17,200	150,498
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $741,565)		641,196
Bond Funds - 34.8%
	Shares	Value
High Yield Bond Funds - 5.1%
VIP High Income Portfolio Initial Class	55,906	$ 324,816
Investment Grade Bond Funds - 29.7%
VIP Investment Grade Bond Portfolio Initial Class	145,522	1,900,518
TOTAL BOND FUNDS (Cost $2,176,038)		2,225,334
Short-Term Funds - 29.0%

VIP Money Market Portfolio Initial Class (Cost $1,858,464)	1,858,464	1,858,464
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $6,488,801)		6,398,711
NET OTHER ASSETS (LIABILITIES) - 0.0%		(66)
NET ASSETS - 100%		$ 6,398,645
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom 2005 Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2012

Assets
Investment in securities, at value (cost $6,488,801) - See accompanying schedule		$ 6,398,711
Receivable for investments sold		13,089
Receivable for fund shares sold		125
Total assets		6,411,925

Liabilities
Payable for fund shares redeemed	$ 13,213
Distribution and service plan fees payable	67
Total liabilities		13,280

Net Assets		$ 6,398,645
Net Assets consist of:
Paid in capital		$ 6,675,617
Accumulated undistributed net realized gain (loss) on investments		(186,882)
Net unrealized appreciation (depreciation) on investments		(90,090)
Net Assets		$ 6,398,645

Statement of Assets and Liabilities - continued

December 31, 2012

Initial Class: Net Asset Value, offering price and redemption price per share ($5,970,572 ÷ 565,302 shares)	$ 10.56

Service Class: Net Asset Value, offering price and redemption price per share ($177,399 ÷ 16,789 shares)	$ 10.57

Service Class 2: Net Asset Value, offering price and redemption price per share ($250,674 ÷ 23,758 shares)	$ 10.55

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2012

Investment Income
Income distributions from underlying funds		$ 103,117

Expenses
Distribution and service plan fees	$ 628
Independent trustees' compensation	21
Total expenses before reductions	649
Expense reductions	(21)	628
Net investment income (loss)		102,489
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	48,189
Capital gain distributions from underlying funds	77,390
Total net realized gain (loss)		125,579
Change in net unrealized appreciation (depreciation) on underlying funds		304,249
Net gain (loss)		429,828
Net increase (decrease) in net assets resulting from operations		$ 532,317

Statement of Changes in Net Assets

	Year ended December 31, 2012	Year ended December 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 102,489	$ 129,090
Net realized gain (loss)	125,579	(38,725)
Change in net unrealized appreciation (depreciation)	304,249	(73,018)
Net increase (decrease) in net assets resulting from operations	532,317	17,347
Distributions to shareholders from net investment income	(101,614)	(128,904)
Distributions to shareholders from net realized gain	(41,617)	(25,204)
Total distributions	(143,231)	(154,108)
Share transactions - net increase (decrease)	465,022	(386,788)
Total increase (decrease) in net assets	854,108	(523,549)

Net Assets
Beginning of period	5,544,537	6,068,086
End of period	$ 6,398,645	$ 5,544,537

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.86	$ 10.07	$ 9.34	$ 8.14	$ 11.59
Income from Investment Operations
Net investment income (loss) C	.18	.22	.18	.34	.34
Net realized and unrealized gain (loss)	.76	(.20)	.87	1.48	(3.06)
Total from investment operations	.94	.02	1.05	1.82	(2.72)
Distributions from net investment income	(.17)	(.19)	(.20)	(.35)	(.34)
Distributions from net realized gain	(.07)	(.04)	(.12)	(.26)	(.39)
Total distributions	(.24)	(.23)	(.32)	(.62) G	(.73)
Net asset value, end of period	$ 10.56	$ 9.86	$ 10.07	$ 9.34	$ 8.14
Total Return A,B	9.57%	.18%	11.34%	23.02%	(23.83)%
Ratios to Average Net Assets D,F
Expenses before reductions E	.00%	.00%	.00%	.00%	.00%
Expenses net of fee waivers, if any	.00%	.00%	.00%	.00%	.00%
Expenses net of all reductions	.00%	.00%	.00%	.00%	.00%
Net investment income (loss)	1.72%	2.17%	1.90%	3.95%	3.29%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,971	$ 5,224	$ 5,733	$ 6,833	$ 5,993
Portfolio turnover rate	30%	54%	42%	50%	51%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Amount represents less than .01%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

G Total distributions of $.62 per share is comprised of distributions from net investment income of $.353 and distributions from net realized gain of $.262 per share.

Financial Highlights - Service Class

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.86	$ 10.08	$ 9.35	$ 8.14	$ 11.59
Income from Investment Operations
Net investment income (loss) C	.17	.21	.17	.33	.33
Net realized and unrealized gain (loss)	.77	(.21)	.87	1.48	(3.06)
Total from investment operations	.94	- G	1.04	1.81	(2.73)
Distributions from net investment income	(.16)	(.18)	(.19)	(.34)	(.33)
Distributions from net realized gain	(.07)	(.04)	(.12)	(.26)	(.39)
Total distributions	(.23)	(.22)	(.31)	(.60) F	(.72)
Net asset value, end of period	$ 10.57	$ 9.86	$ 10.08	$ 9.35	$ 8.14
Total Return A,B	9.59%	(.04)%	11.24%	23.00%	(23.95)%
Ratios to Average Net Assets D,E
Expenses before reductions	.10%	.10%	.10%	.10%	.10%
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10%
Net investment income (loss)	1.62%	2.07%	1.80%	3.85%	3.19%
Supplemental Data
Net assets, end of period (000 omitted)	$ 177	$ 95	$ 179	$ 172	$ 250
Portfolio turnover rate	30%	54%	42%	50%	51%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

F Total distributions of $.60 per share is comprised of distributions from net investment income of $.341 and distributions from net realized gain of $.262 per share.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.85	$ 10.08	$ 9.35	$ 8.14	$ 11.59
Income from Investment Operations
Net investment income (loss) C	.15	.19	.16	.32	.31
Net realized and unrealized gain (loss)	.77	(.20)	.86	1.48	(3.06)
Total from investment operations	.92	(.01)	1.02	1.80	(2.75)
Distributions from net investment income	(.15)	(.18)	(.18)	(.32)	(.31)
Distributions from net realized gain	(.07)	(.04)	(.12)	(.26)	(.39)
Total distributions	(.22)	(.22)	(.29) G	(.59) F	(.70)
Net asset value, end of period	$ 10.55	$ 9.85	$ 10.08	$ 9.35	$ 8.14
Total Return A,B	9.35%	(.09)%	11.06%	22.78%	(24.12)%
Ratios to Average Net Assets D,E
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.25%
Expenses net of all reductions	.25%	.25%	.25%	.25%	.25%
Net investment income (loss)	1.48%	1.92%	1.65%	3.70%	3.04%
Supplemental Data
Net assets, end of period (000 omitted)	$ 251	$ 226	$ 157	$ 183	$ 271
Portfolio turnover rate	30%	54%	42%	50%	51%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

F Total distributions of $.59 per share is comprised of distributions from net investment income of $.324 and distributions from net realized gain of $.262 per share.

G Total distributions of $.29 per share is comprised of distributions from net investment income of $.177 and distributions from net realized gain of $.117 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom 2010 Portfolio

Investment Changes (Unaudited)

Fund Holdings as of December 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Initial Class	6.1	6.2
VIP Equity-Income Portfolio Initial Class	6.5	6.7
VIP Growth & Income Portfolio Initial Class	7.4	7.5
VIP Growth Portfolio Initial Class	6.0	6.3
VIP Mid Cap Portfolio Initial Class	1.8	1.9
VIP Value Portfolio Initial Class	4.8	5.0
VIP Value Strategies Portfolio Initial Class	2.4	2.4
	35.0	36.0
Developed International Equity Funds
VIP Overseas Portfolio Initial Class	10.3	10.2
Emerging Markets Equity Funds
VIP Emerging Markets Portfolio Initial Class	3.1	3.0
High Yield Bond Funds
VIP High Income Portfolio Initial Class	5.0	5.0
Investment Grade Bond Funds
VIP Investment Grade Bond Portfolio Initial Class	34.4	34.2
Short-Term Funds
VIP Money Market Portfolio Initial Class	12.2	11.6
Net Other Assets
Net Other Assets (Liabilities)*	0.0	0.0
	100.0	100.0
* Amount represents less than 0.1%
Asset Allocation (% of fund's net assets)
Current
Domestic Equity Funds	35.0%
Developed International Equity Funds	10.3%
Emerging Markets Equity Funds	3.1%
High Yield Bond Funds	5.0%
Investment Grade Bond Funds	34.4%
Short-Term Funds	12.2%

Six months ago
Domestic Equity Funds	36.0%
Developed International Equity Funds	10.2%
Emerging Markets Equity Funds	3.0%
High Yield Bond Funds	5.0%
Investment Grade Bond Funds	34.2%
Short-Term Funds	11.6%

Expected
Domestic Equity Funds	34.9%
Developed International Equity Funds	9.8%
Emerging Markets Equity Funds	2.9%
High Yield Bond Funds	5.0%
Investment Grade Bond Funds	33.8%
Short-Term Funds	13.6%

The fund invests according to an asset allocation strategy that becomes increasingly conservative over time. The six months ago allocation is based on the fund's holdings as of June 30, 2012. The current allocation is based on the fund's holdings as of December 31, 2012. The expected allocation represents the fund's anticipated allocation at June 30, 2013

Annual Report

VIP Freedom 2010 Portfolio

Investments December 31, 2012

Showing Percentage of Net Assets

Domestic Equity Funds - 35.0%
	Shares	Value
Domestic Equity Funds - 35.0%
VIP Contrafund Portfolio Initial Class	502,798	$ 13,293,989
VIP Equity-Income Portfolio Initial Class	713,012	14,217,462
VIP Growth & Income Portfolio Initial Class	1,102,286	16,082,359
VIP Growth Portfolio Initial Class	313,482	13,181,909
VIP Mid Cap Portfolio Initial Class	129,552	3,957,804
VIP Value Portfolio Initial Class	839,540	10,578,208
VIP Value Strategies Portfolio Initial Class	471,995	5,243,866
TOTAL DOMESTIC EQUITY FUNDS (Cost $73,830,900)		76,555,597
International Equity Funds - 13.4%

Developed International Equity Funds - 10.3%
VIP Overseas Portfolio Initial Class	1,393,744	22,425,345
Emerging Markets Equity Funds - 3.1%
VIP Emerging Markets Portfolio Initial Class	785,615	6,874,133
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $31,130,386)		29,299,478
Bond Funds - 39.4%
	Shares	Value
High Yield Bond Funds - 5.0%
VIP High Income Portfolio Initial Class	1,909,648	$ 11,095,058
Investment Grade Bond Funds - 34.4%
VIP Investment Grade Bond Portfolio Initial Class	5,759,196	75,215,095
TOTAL BOND FUNDS (Cost $84,748,482)		86,310,153
Short-Term Funds - 12.2%

VIP Money Market Portfolio Initial Class (Cost $26,685,102)	26,685,102	26,685,102
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $216,394,870)		218,850,330
NET OTHER ASSETS (LIABILITIES) - 0.0%		(36,287)
NET ASSETS - 100%		$ 218,814,043
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom 2010 Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2012

Assets
Investment in securities, at value (cost $216,394,870) - See accompanying schedule		$ 218,850,330
Cash		8,971
Receivable for investments sold		670,808
Receivable for fund shares sold		287,499
Receivable from investment adviser for expense reductions		76
Total assets		219,817,684

Liabilities
Payable for investments purchased	$ 67,351
Payable for fund shares redeemed	899,807
Distribution and service plan fees payable	36,483
Total liabilities		1,003,641

Net Assets		$ 218,814,043
Net Assets consist of:
Paid in capital		$ 215,615,115
Accumulated undistributed net realized gain (loss) on investments		743,468
Net unrealized appreciation (depreciation) on investments		2,455,460
Net Assets		$ 218,814,043

Statement of Assets and Liabilities - continued

December 31, 2012

Initial Class: Net Asset Value, offering price and redemption price per share ($27,416,133 ÷ 2,457,843 shares)	$ 11.15

Service Class: Net Asset Value, offering price and redemption price per share ($23,895,609 ÷ 2,144,240 shares)	$ 11.14

Service Class 2: Net Asset Value, offering price and redemption price per share ($167,502,301 ÷ 15,090,036 shares)	$ 11.10

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2012

Investment Income
Income distributions from underlying funds		$ 4,115,986

Expenses
Distribution and service plan fees	$ 402,302
Independent trustees' compensation	699
Total expenses before reductions	403,001
Expense reductions	(699)	402,302
Net investment income (loss)		3,713,684
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	520,040
Capital gain distributions from underlying funds	3,141,655
Total net realized gain (loss)		3,661,695
Change in net unrealized appreciation (depreciation) on underlying funds		14,134,634
Net gain (loss)		17,796,329
Net increase (decrease) in net assets resulting from operations		$ 21,510,013

Statement of Changes in Net Assets

	Year ended December 31, 2012	Year ended December 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,713,684	$ 3,505,440
Net realized gain (loss)	3,661,695	1,725,564
Change in net unrealized appreciation (depreciation)	14,134,634	(6,181,305)
Net increase (decrease) in net assets resulting from operations	21,510,013	(950,301)
Distributions to shareholders from net investment income	(3,667,794)	(3,501,665)
Distributions to shareholders from net realized gain	(2,915,717)	(930,001)
Total distributions	(6,583,511)	(4,431,666)
Share transactions - net increase (decrease)	24,270,479	25,200,781
Total increase (decrease) in net assets	39,196,981	19,818,814

Net Assets
Beginning of period	179,617,062	159,798,248
End of period (including undistributed net investment income of $0 and $3,257, respectively)	$ 218,814,043	$ 179,617,062

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 10.31	$ 10.61	$ 9.77	$ 8.23	$ 11.96
Income from Investment Operations
Net investment income (loss) C	.23	.24	.24	.38	.35
Net realized and unrealized gain (loss)	.98	(.26)	1.02	1.60	(3.32)
Total from investment operations	1.21	(.02)	1.26	1.98	(2.97)
Distributions from net investment income	(.21)	(.23)	(.23)	(.37)	(.31)
Distributions from net realized gain	(.16)	(.06)	(.19)	(.07)	(.45)
Total distributions	(.37)	(.28) G	(.42)	(.44)	(.76)
Net asset value, end of period	$ 11.15	$ 10.31	$ 10.61	$ 9.77	$ 8.23
Total Return A, B	11.78%	(.19)%	12.95%	24.27%	(25.05)%
Ratios to Average Net Assets D, F
Expenses before reductions E	.00%	.00%	.00%	.00%	.00%
Expenses net of fee waivers, if any	.00%	.00%	.00%	.00%	.00%
Expenses net of all reductions	.00%	.00%	.00%	.00%	.00%
Net investment income (loss)	2.07%	2.27%	2.38%	4.22%	3.27%
Supplemental Data
Net assets, end of period (000 omitted)	$ 27,416	$ 22,338	$ 22,573	$ 21,197	$ 24,962
Portfolio turnover rate	18%	17%	29%	28%	34%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Amount represents less than .01%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

G Total distributions of $.28 per share is comprised of distributions from net investment income of $.225 and distributions from net realized gain of $.055 per share.

Financial Highlights - Service Class

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 10.30	$ 10.60	$ 9.77	$ 8.23	$ 11.95
Income from Investment Operations
Net investment income (loss) C	.22	.23	.23	.37	.33
Net realized and unrealized gain (loss)	.98	(.26)	1.01	1.60	(3.30)
Total from investment operations	1.20	(.03)	1.24	1.97	(2.97)
Distributions from net investment income	(.20)	(.22)	(.21)	(.36)	(.30)
Distributions from net realized gain	(.16)	(.06)	(.19)	(.07)	(.45)
Total distributions	(.36)	(.27) G	(.41) F	(.43)	(.75)
Net asset value, end of period	$ 11.14	$ 10.30	$ 10.60	$ 9.77	$ 8.23
Total Return A, B	11.69%	(.28)%	12.74%	24.15%	(25.08)%
Ratios to Average Net Assets D, E
Expenses before reductions	.10%	.10%	.10%	.10%	.10%
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10%
Net investment income (loss)	1.97%	2.17%	2.28%	4.12%	3.17%
Supplemental Data
Net assets, end of period (000 omitted)	$ 23,896	$ 20,927	$ 19,259	$ 19,238	$ 17,137
Portfolio turnover rate	18%	17%	29%	28%	34%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

F Total distributions of $.41 per share is comprised of distributions from net investment income of $.214 and distributions from net realized gain of $.191 per share.

G Total distributions of $.27 per share is comprised of distributions from net investment income of $.215 and distributions from net realized gain of $.055 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 10.26	$ 10.56	$ 9.74	$ 8.21	$ 11.92
Income from Investment Operations
Net investment income (loss)	.20	.22	.22	.35	.32
Net realized and unrealized gain (loss) C	.98	(.26)	.99	1.60	(3.29)
Total from investment operations	1.18	(.04)	1.21	1.95	(2.97)
Distributions from net investment income	(.19)	(.20)	(.20)	(.35)	(.29)
Distributions from net realized gain	(.16)	(.06)	(.19)	(.07)	(.45)
Total distributions	(.34) F	(.26)	(.39)	(.42)	(.74)
Net asset value, end of period	$ 11.10	$ 10.26	$ 10.56	$ 9.74	$ 8.21
Total Return A, B	11.58%	(.43)%	12.55%	23.95%	(25.17)%
Ratios to Average Net Assets D, E
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.25%
Expenses net of all reductions	.25%	.25%	.25%	.25%	.25%
Net investment income (loss)	1.82%	2.02%	2.13%	3.97%	3.02%
Supplemental Data
Net assets, end of period (000 omitted)	$ 167,502	$ 136,353	$ 117,966	$ 87,791	$ 66,370
Portfolio turnover rate	18%	17%	29%	28%	34%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

F Total distributions of $.34 per share is comprised of distributions from net investment income of $.186 and distributions from net realized gain of $.157 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom 2015 Portfolio

Investment Changes (Unaudited)

Fund Holdings as of December 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Initial Class	6.3	6.4
VIP Equity-Income Portfolio Initial Class	6.7	6.9
VIP Growth & Income Portfolio Initial Class	7.6	7.7
VIP Growth Portfolio Initial Class	6.2	6.6
VIP Mid Cap Portfolio Initial Class	1.9	1.9
VIP Value Portfolio Initial Class	5.0	5.1
VIP Value Strategies Portfolio Initial Class	2.5	2.5
	36.2	37.1
Developed International Equity Funds
VIP Overseas Portfolio Initial Class	10.6	10.5
Emerging Markets Equity Funds
VIP Emerging Markets Portfolio Initial Class	3.3	3.1
High Yield Bond Funds
VIP High Income Portfolio Initial Class	5.1	5.0
Investment Grade Bond Funds
VIP Investment Grade Bond Portfolio Initial Class	35.0	34.6
Short-Term Funds
VIP Money Market Portfolio Initial Class	9.8	9.7
Net Other Assets (Liabilities)*	0.0	0.0
	100.0	100.0
* Amount represents less than 0.1%
Asset Allocation (% of fund's net assets)
Current
Domestic Equity Funds	36.2%
Developed International Equity Funds	10.6%
Emerging Markets Equity Funds	3.3%
High Yield Bond Funds	5.1%
Investment Grade Bond Funds	35.0%
Short-Term Funds	9.8%

Six months ago
Domestic Equity Funds	37.1%
Developed International Equity Funds	10.5%
Emerging Markets Equity Funds	3.1%
High Yield Bond Funds	5.0%
Investment Grade Bond Funds	34.6%
Short-Term Funds	9.7%

Expected
Domestic Equity Funds	36.7%
Developed International Equity Funds	10.3%
Emerging Markets Equity Funds	3.1%
High Yield Bond Funds	5.0%
Investment Grade Bond Funds	34.9%
Short-Term Funds	10.0%

The fund invests according to an asset allocation strategy that becomes increasingly conservative over time. The six months ago allocation is based on the fund's holdings as of June 30, 2012. The current allocation is based on the fund's holdings as of December 31, 2012. The expected allocation represents the fund's anticipated allocation at June 30, 2013.

Annual Report

VIP Freedom 2015 Portfolio

Investments December 31, 2012

Showing Percentage of Net Assets

Domestic Equity Funds - 36.2%
	Shares	Value
Domestic Equity Funds - 36.2%
VIP Contrafund Portfolio Initial Class	246,263	$ 6,511,189
VIP Equity-Income Portfolio Initial Class	349,583	6,970,691
VIP Growth & Income Portfolio Initial Class	540,109	7,880,187
VIP Growth Portfolio Initial Class	153,245	6,443,947
VIP Mid Cap Portfolio Initial Class	63,496	1,939,810
VIP Value Portfolio Initial Class	411,815	5,188,872
VIP Value Strategies Portfolio Initial Class	231,601	2,573,085
TOTAL DOMESTIC EQUITY FUNDS (Cost $34,057,893)		37,507,781
International Equity Funds - 13.9%

Developed International Equity Funds - 10.6%
VIP Overseas Portfolio Initial Class	683,969	11,005,057
Emerging Markets Equity Funds - 3.3%
VIP Emerging Markets Portfolio Initial Class	385,938	3,376,954
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $15,105,996)		14,382,011
Bond Funds - 40.1%
	Shares	Value
High Yield Bond Funds - 5.1%
VIP High Income Portfolio Initial Class	906,918	$ 5,269,193
Investment Grade Bond Funds - 35.0%
VIP Investment Grade Bond Portfolio Initial Class	2,779,220	36,296,613
TOTAL BOND FUNDS (Cost $40,382,911)		41,565,806
Short-Term Funds - 9.8%

VIP Money Market Portfolio Initial Class (Cost $10,200,518)	10,200,518	10,200,518
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $99,747,318)		103,656,116
NET OTHER ASSETS (LIABILITIES) - 0.0%		(12,969)
NET ASSETS - 100%		$ 103,643,147
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom 2015 Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2012

Assets
Investment in securities, at value (cost $99,747,318) - See accompanying schedule		$ 103,656,116
Receivable for investments sold		132,379
Receivable for fund shares sold		9,614
Receivable from investment adviser for expense reductions		9
Total assets		103,798,118

Liabilities
Payable to custodian bank	$ 541
Payable for fund shares redeemed	141,443
Distribution and service plan fees payable	12,987
Total liabilities		154,971

Net Assets		$ 103,643,147
Net Assets consist of:
Paid in capital		$ 99,087,793
Undistributed net investment income		21,786
Accumulated undistributed net realized gain (loss) on investments		624,770
Net unrealized appreciation (depreciation) on investments		3,908,798
Net Assets		$ 103,643,147

Statement of Assets and Liabilities - continued

December 31, 2012

Initial Class: Net Asset Value, offering price and redemption price per share ($36,448,602 ÷ 3,248,959 shares)	$ 11.22

Service Class: Net Asset Value, offering price and redemption price per share ($6,600,450 ÷ 588,973 shares)	$ 11.21

Service Class 2: Net Asset Value, offering price and redemption price per share ($60,594,095 ÷ 5,424,791 shares)	$ 11.17

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2012

Investment Income
Income distributions from underlying funds		$ 2,064,120

Expenses
Distribution and service plan fees	$ 152,412
Independent trustees' compensation	365
Total expenses before reductions	152,777
Expense reductions	(365)	152,412
Net investment income (loss)		1,911,708
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	706,857
Capital gain distributions from underlying funds	1,619,517
Total net realized gain (loss)		2,326,374
Change in net unrealized appreciation (depreciation) on underlying funds		7,433,132
Net gain (loss)		9,759,506
Net increase (decrease) in net assets resulting from operations		$ 11,671,214

Statement of Changes in Net Assets

	Year ended December 31, 2012	Year ended December 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,911,708	$ 2,043,578
Net realized gain (loss)	2,326,374	1,133,959
Change in net unrealized appreciation (depreciation)	7,433,132	(3,546,950)
Net increase (decrease) in net assets resulting from operations	11,671,214	(369,413)
Distributions to shareholders from net investment income	(1,889,922)	(2,043,772)
Distributions to shareholders from net realized gain	(1,799,507)	(530,501)
Total distributions	(3,689,429)	(2,574,273)
Share transactions - net increase (decrease)	(6,207,000)	6,442,512
Total increase (decrease) in net assets	1,774,785	3,498,826

Net Assets
Beginning of period	101,868,362	98,369,536
End of period (including undistributed net investment income of $21,786 and undistributed net investment income of $0, respectively)	$ 103,643,147	$ 101,868,362

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 10.38	$ 10.70	$ 9.78	$ 8.19	$ 12.29
Income from Investment Operations
Net investment income (loss) C	.22	.23	.23	.38	.33
Net realized and unrealized gain (loss)	1.04	(.27)	1.04	1.67	(3.61)
Total from investment operations	1.26	(.04)	1.27	2.05	(3.28)
Distributions from net investment income	(.23)	(.23)	(.23)	(.34)	(.30)
Distributions from net realized gain	(.20)	(.06)	(.13)	(.12)	(.52)
Total distributions	(.42) J	(.28) I	(.35) H	(.46)	(.82) G
Net asset value, end of period	$ 11.22	$ 10.38	$ 10.70	$ 9.78	$ 8.19
Total Return A, B	12.23%	(.36)%	13.09%	25.28%	(27.03)%
Ratios to Average Net Assets D, F
Expenses before reductions E	.00%	.00%	.00%	.00%	.00%
Expenses net of fee waivers, if any	.00%	.00%	.00%	.00%	.00%
Expenses net of all reductions	.00%	.00%	.00%	.00%	.00%
Net investment income (loss)	2.01%	2.16%	2.30%	4.21%	3.11%
Supplemental Data
Net assets, end of period (000 omitted)	$ 36,449	$ 38,879	$ 39,535	$ 37,291	$ 25,977
Portfolio turnover rate	28%	26%	30%	23%	27%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Amount represents less than .01%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

G Total distributions of $.82 per share is comprised of distributions from net investment income of $.302 and distributions from net realized gain of $.515 per share.

H Total distributions of $.35 per share is comprised of distributions from net investment income of $.227 and distributions from net realized gain of $.127 per share.

I Total distributions of $.28 per share is comprised of distributions from net investment income of $.227 and distributions from net realized gain of $.055 per share.

J Total distributions of $.42 per share is comprised of distributions from net investment income of $.227 and distributions from net realized gain of $.195 per share.

Financial Highlights - Service Class

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 10.37	$ 10.69	$ 9.77	$ 8.19	$ 12.29
Income from Investment Operations
Net investment income (loss) C	.21	.22	.22	.37	.31
Net realized and unrealized gain (loss)	1.04	(.26)	1.05	1.66	(3.60)
Total from investment operations	1.25	(.04)	1.27	2.03	(3.29)
Distributions from net investment income	(.22)	(.22)	(.22)	(.33)	(.29)
Distributions from net realized gain	(.20)	(.06)	(.13)	(.12)	(.52)
Total distributions	(.41) G	(.28)	(.35)	(.45)	(.81) F
Net asset value, end of period	$ 11.21	$ 10.37	$ 10.69	$ 9.77	$ 8.19
Total Return A, B	12.13%	(.41)%	13.00%	25.06%	(27.10)%
Ratios to Average Net Assets D, E
Expenses before reductions	.10%	.10%	.10%	.10%	.10%
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10%
Net investment income (loss)	1.91%	2.06%	2.20%	4.12%	3.01%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,600	$ 7,743	$ 2,723	$ 1,524	$ 936
Portfolio turnover rate	28%	26%	30%	23%	27%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

F Total distributions of $.81 per share is comprised of distributions from net investment income of $.294 and distributions from net realized gain of $.515 per share.

G Total distributions of $.41 per share is comprised of distributions from net investment income of $.216 and distributions from net realized gain of $.195 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 10.34	$ 10.65	$ 9.74	$ 8.16	$ 12.26
Income from Investment Operations
Net investment income (loss) C	.19	.21	.21	.35	.30
Net realized and unrealized gain (loss)	1.03	(.26)	1.03	1.67	(3.61)
Total from investment operations	1.22	(.05)	1.24	2.02	(3.31)
Distributions from net investment income	(.20)	(.20)	(.20)	(.32)	(.28)
Distributions from net realized gain	(.20)	(.06)	(.13)	(.12)	(.52)
Total distributions	(.39) G	(.26)	(.33)	(.44)	(.79) F
Net asset value, end of period	$ 11.17	$ 10.34	$ 10.65	$ 9.74	$ 8.16
Total Return A, B	11.90%	(.52)%	12.79%	25.02%	(27.30)%
Ratios to Average Net Assets D, E
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.25%
Expenses net of all reductions	.25%	.25%	.25%	.25%	.25%
Net investment income (loss)	1.76%	1.91%	2.05%	3.97%	2.86%
Supplemental Data
Net assets, end of period (000 omitted)	$ 60,594	$ 55,246	$ 56,112	$ 42,534	$ 25,855
Portfolio turnover rate	28%	26%	30%	23%	27%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

F Total distributions of $.79 per share is comprised of distributions from net investment income of $.279 and distributions from net realized gain of $.515 per share.

G Total distributions of $.39 per share is comprised of distributions from net investment income of $.199 and distributions from net realized gain of $.195 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom 2020 Portfolio

Investment Changes (Unaudited)

Fund Holdings as of December 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Initial Class	7.0	7.2
VIP Equity-Income Portfolio Initial Class	7.5	7.7
VIP Growth & Income Portfolio Initial Class	8.4	8.7
VIP Growth Portfolio Initial Class	6.9	7.3
VIP Mid Cap Portfolio Initial Class	2.1	2.2
VIP Value Portfolio Initial Class	5.6	5.8
VIP Value Strategies Portfolio Initial Class	2.8	2.8
	40.3	41.7
Developed International Equity Funds
VIP Overseas Portfolio Initial Class	11.8	11.7
Emerging Markets Equity Funds
VIP Emerging Markets Portfolio Initial Class	3.6	3.5
High Yield Bond Funds
VIP High Income Portfolio Initial Class	5.9	6.0
Investment Grade Bond Funds
VIP Investment Grade Bond Portfolio Initial Class	32.1	31.3
Short-Term Funds
VIP Money Market Portfolio Initial Class	6.3	5.8
Net Other Assets (Liabilities)*	0.0	0.0
	100.0	100.0
* Amount represents less than 0.1%
Asset Allocation (% of fund's net assets)
Current
Domestic Equity Funds	40.3%
Developed International Equity Funds	11.8%
Emerging Markets Equity Funds	3.6%
High Yield Bond Funds	5.9%
Investment Grade Bond Funds	32.1%
Short-Term Funds	6.3%

Six months ago
Domestic Equity Funds	41.7%
Developed International Equity Funds	11.7%
Emerging Markets Equity Funds	3.5%
High Yield Bond Funds	6.0%
Investment Grade Bond Funds	31.3%
Short-Term Funds	5.8%

Expected
Domestic Equity Funds	39.6%
Developed International Equity Funds	11.2%
Emerging Markets Equity Funds	3.3%
High Yield Bond Funds	5.5%
Investment Grade Bond Funds	33.0%
Short-Term Funds	7.4%

The fund invests according to an asset allocation strategy that becomes increasingly conservative over time. The six months ago allocation is based on the fund's holdings as of June 30, 2012. The current allocation is based on the fund's holdings as of December 31, 2012. The expected allocation represents the fund's anticipated allocation at June 30, 2013.

Annual Report

VIP Freedom 2020 Portfolio

Investments December 31, 2012

Showing Percentage of Net Assets

Domestic Equity Funds - 40.3%
	Shares	Value
Domestic Equity Funds - 40.3%
VIP Contrafund Portfolio Initial Class	1,649,376	$ 43,609,513
VIP Equity-Income Portfolio Initial Class	2,340,393	46,667,440
VIP Growth & Income Portfolio Initial Class	3,616,952	52,771,327
VIP Growth Portfolio Initial Class	1,027,396	43,202,017
VIP Mid Cap Portfolio Initial Class	425,108	12,987,056
VIP Value Portfolio Initial Class	2,756,058	34,726,330
VIP Value Strategies Portfolio Initial Class	1,549,509	17,215,044
TOTAL DOMESTIC EQUITY FUNDS (Cost $224,048,264)		251,178,727
International Equity Funds - 15.4%

Developed International Equity Funds - 11.8%
VIP Overseas Portfolio Initial Class	4,576,034	73,628,388
Emerging Markets Equity Funds - 3.6%
VIP Emerging Markets Portfolio Initial Class	2,581,281	22,586,206
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $97,552,221)		96,214,594
Bond Funds - 38.0%
	Shares	Value
High Yield Bond Funds - 5.9%
VIP High Income Portfolio Initial Class	6,382,786	$ 37,083,988
Investment Grade Bond Funds - 32.1%
VIP Investment Grade Bond Portfolio Initial Class	15,340,209	200,343,135
TOTAL BOND FUNDS (Cost $233,998,410)		237,427,123
Short-Term Funds - 6.3%

VIP Money Market Portfolio Initial Class (Cost $39,192,728)	39,192,728	39,192,728
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $594,791,623)		624,013,172
NET OTHER ASSETS (LIABILITIES) - 0.0%		(110,681)
NET ASSETS - 100%		$ 623,902,491
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom 2020 Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2012

Assets
Investment in securities, at value (cost $594,791,623) - See accompanying schedule		$ 624,013,172
Cash		4,341
Receivable for investments sold		1,258,918
Receivable for fund shares sold		60,801
Total assets		625,337,232

Liabilities
Payable for fund shares redeemed	$ 1,322,956
Distribution and service plan fees payable	111,785
Total liabilities		1,434,741

Net Assets		$ 623,902,491
Net Assets consist of:
Paid in capital		$ 591,424,840
Undistributed net investment income		97,759
Accumulated undistributed net realized gain (loss) on investments		3,158,343
Net unrealized appreciation (depreciation) on investments		29,221,549
Net Assets		$ 623,902,491

Statement of Assets and Liabilities - continued

December 31, 2012

Initial Class: Net Asset Value, offering price and redemption price per share ($58,113,026 ÷ 5,182,296 shares)	$ 11.21

Service Class: Net Asset Value, offering price and redemption price per share ($45,778,748 ÷ 4,089,258 shares)	$ 11.19

Service Class 2: Net Asset Value, offering price and redemption price per share ($520,010,717 ÷ 46,602,122 shares)	$ 11.16

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2012

Investment Income
Income distributions from underlying funds		$ 12,615,601

Expenses
Distribution and service plan fees	$ 1,259,588
Independent trustees' compensation	2,052
Total expenses before reductions	1,261,640
Expense reductions	(2,052)	1,259,588
Net investment income (loss)		11,356,013
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	1,175,505
Capital gain distributions from underlying funds	9,235,581
Total net realized gain (loss)		10,411,086
Change in net unrealized appreciation (depreciation) on underlying funds		48,277,108
Net gain (loss)		58,688,194
Net increase (decrease) in net assets resulting from operations		$ 70,044,207

Statement of Changes in Net Assets

	Year ended December 31, 2012	Year ended December 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 11,356,013	$ 10,369,544
Net realized gain (loss)	10,411,086	3,820,804
Change in net unrealized appreciation (depreciation)	48,277,108	(22,099,443)
Net increase (decrease) in net assets resulting from operations	70,044,207	(7,909,095)
Distributions to shareholders from net investment income	(11,215,369)	(10,386,172)
Distributions to shareholders from net realized gain	(7,056,034)	(1,960,572)
Total distributions	(18,271,403)	(12,346,744)
Share transactions - net increase (decrease)	61,104,235	142,556,761
Total increase (decrease) in net assets	112,877,039	122,300,922

Net Assets
Beginning of period	511,025,452	388,724,530
End of period (including undistributed net investment income of $97,759 and undistributed net investment income of $0, respectively)	$ 623,902,491	$ 511,025,452

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 10.21	$ 10.59	$ 9.52	$ 7.71	$ 12.63
Income from Investment Operations
Net investment income (loss) C	.24	.26	.26	.33	.32
Net realized and unrealized gain (loss)	1.12	(.37)	1.11	1.88	(4.38)
Total from investment operations	1.36	(.11)	1.37	2.21	(4.06)
Distributions from net investment income	(.23)	(.23)	(.22)	(.29)	(.28)
Distributions from net realized gain	(.13)	(.04)	(.08)	(.11)	(.59)
Total distributions	(.36)	(.27)	(.30)	(.40) H	(.86) G
Net asset value, end of period	$ 11.21	$ 10.21	$ 10.59	$ 9.52	$ 7.71
Total Return A, B	13.38%	(1.03)%	14.49%	28.97%	(32.60)%
Ratios to Average Net Assets D, F
Expenses before reductions E	.00%	.00%	.00%	.00%	.00%
Expenses net of fee waivers, if any	.00%	.00%	.00%	.00%	.00%
Expenses net of all reductions	.00%	.00%	.00%	.00%	.00%
Net investment income (loss)	2.16%	2.47%	2.61%	3.93%	3.07%
Supplemental Data
Net assets, end of period (000 omitted)	$ 58,113	$ 47,731	$ 45,225	$ 38,330	$ 33,089
Portfolio turnover rate	15%	10%	21%	18%	24%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Amount represents less than .01%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

G Total distributions of $.86 per share is comprised of distributions from net investment income of $.279 and distributions from net realized gain of $.585 per share.

H Total distributions of $.40 per share is comprised of distributions from net investment income of $.293 and distributions from net realized gain of $.107 per share.

Financial Highlights - Service Class

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 10.20	$ 10.58	$ 9.50	$ 7.70	$ 12.62
Income from Investment Operations
Net investment income (loss) C	.23	.25	.25	.32	.31
Net realized and unrealized gain (loss)	1.11	(.37)	1.12	1.87	(4.38)
Total from investment operations	1.34	(.12)	1.37	2.19	(4.07)
Distributions from net investment income	(.22)	(.22)	(.21)	(.29)	(.27)
Distributions from net realized gain	(.13)	(.04)	(.08)	(.11)	(.59)
Total distributions	(.35)	(.26)	(.29)	(.39) G	(.85) F
Net asset value, end of period	$ 11.19	$ 10.20	$ 10.58	$ 9.50	$ 7.70
Total Return A, B	13.19%	(1.12)%	14.52%	28.78%	(32.71)%
Ratios to Average Net Assets D, E
Expenses before reductions	.10%	.10%	.10%	.10%	.10%
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10%
Net investment income (loss)	2.06%	2.37%	2.51%	3.83%	2.97%
Supplemental Data
Net assets, end of period (000 omitted)	$ 45,779	$ 36,818	$ 33,244	$ 25,941	$ 18,325
Portfolio turnover rate	15%	10%	21%	18%	24%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

F Total distributions of $.85 per share is comprised of distributions from net investment income of $.269 and distributions from net realized gain of $.585 per share.

G Total distributions of $.39 per share is comprised of distributions from net investment income of $.285 and distributions from net realized gain of $.107 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 10.17	$ 10.55	$ 9.48	$ 7.69	$ 12.60
Income from Investment Operations
Net investment income (loss) C	.21	.24	.23	.31	.30
Net realized and unrealized gain (loss)	1.11	(.37)	1.12	1.86	(4.37)
Total from investment operations	1.32	(.13)	1.35	2.17	(4.07)
Distributions from net investment income	(.20)	(.21)	(.20)	(.28)	(.26)
Distributions from net realized gain	(.13)	(.04)	(.08)	(.11)	(.59)
Total distributions	(.33)	(.25)	(.28)	(.38) G	(.84) F
Net asset value, end of period	$ 11.16	$ 10.17	$ 10.55	$ 9.48	$ 7.69
Total Return A, B	13.07%	(1.24)%	14.33%	28.55%	(32.80)%
Ratios to Average Net Assets D, E
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.25%
Expenses net of all reductions	.25%	.25%	.25%	.25%	.25%
Net investment income (loss)	1.91%	2.22%	2.36%	3.68%	2.82%
Supplemental Data
Net assets, end of period (000 omitted)	$ 520,011	$ 426,477	$ 310,255	$ 189,686	$ 106,530
Portfolio turnover rate	15%	10%	21%	18%	24%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

F Total distributions of $.84 per share is comprised of distributions from net investment income of $.255 and distributions from net realized gain of $.585 per share.

G Total distributions of $.38 per share is comprised of distributions from net investment income of $.275 and distributions from net realized gain of $.107 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom 2025 Portfolio

Investment Changes (Unaudited)

Fund Holdings as of December 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Initial Class	8.5	8.7
VIP Equity-Income Portfolio Initial Class	9.1	9.3
VIP Growth & Income Portfolio Initial Class	10.3	10.4
VIP Growth Portfolio Initial Class	8.4	8.8
VIP Mid Cap Portfolio Initial Class	2.5	2.6
VIP Value Portfolio Initial Class	6.7	7.0
VIP Value Strategies Portfolio Initial Class	3.3	3.3
	48.8	50.1
Developed International Equity Funds
VIP Overseas Portfolio Initial Class	14.2	14.1
Emerging Markets Equity Funds
VIP Emerging Markets Portfolio Initial Class	4.4	4.2
High Yield Bond Funds
VIP High Income Portfolio Initial Class	7.5	7.4
Investment Grade Bond Funds
VIP Investment Grade Bond Portfolio Initial Class	24.5	23.8
Short-Term Funds
VIP Money Market Portfolio Initial Class	0.6	0.4
Net Other Assets (Liabilities)*	0.0	0.0
	100.0	100.0
* Amount represents less than 0.1%
Asset Allocation (% of fund's net assets)
Current
Domestic Equity Funds	48.8%
Developed International Equity Funds	14.2%
Emerging Markets Equity Funds	4.4%
High Yield Bond Funds	7.5%
Investment Grade Bond Funds	24.5%
Short-Term Funds	0.6%

Six months ago
Domestic Equity Funds	50.1%
Developed International Equity Funds	14.1%
Emerging Markets Equity Funds	4.2%
High Yield Bond Funds	7.4%
Investment Grade Bond Funds	23.8%
Short-Term Funds	0.4%

Expected
Domestic Equity Funds	48.8%
Developed International Equity Funds	13.7%
Emerging Markets Equity Funds	4.1%
High Yield Bond Funds	7.3%
Investment Grade Bond Funds	25.2%
Short-Term Funds	0.9%

The fund invests according to an asset allocation strategy that becomes increasingly conservative over time. The six months ago allocation is based on the fund's holdings as of June 30, 2012. The current allocation is based on the fund's holdings as of December 31, 2012. The expected allocation represents the fund's anticipated allocation at June 30, 2013.

Annual Report

VIP Freedom 2025 Portfolio

Investments December 31, 2012

Showing Percentage of Net Assets

Domestic Equity Funds - 48.8%
	Shares	Value
Domestic Equity Funds - 48.8%
VIP Contrafund Portfolio Initial Class	216,262	$ 5,717,968
VIP Equity-Income Portfolio Initial Class	306,228	6,106,193
VIP Growth & Income Portfolio Initial Class	473,668	6,910,811
VIP Growth Portfolio Initial Class	135,189	5,684,708
VIP Mid Cap Portfolio Initial Class	55,593	1,698,369
VIP Value Portfolio Initial Class	360,144	4,537,818
VIP Value Strategies Portfolio Initial Class	202,196	2,246,395
TOTAL DOMESTIC EQUITY FUNDS (Cost $30,270,391)		32,902,262
International Equity Funds - 18.6%

Developed International Equity Funds - 14.2%
VIP Overseas Portfolio Initial Class	596,823	9,602,877
Emerging Markets Equity Funds - 4.4%
VIP Emerging Markets Portfolio Initial Class	336,440	2,943,853
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $12,731,329)		12,546,730
Bond Funds - 32.0%
	Shares	Value
High Yield Bond Funds - 7.5%
VIP High Income Portfolio Initial Class	873,164	$ 5,073,085
Investment Grade Bond Funds - 24.5%
VIP Investment Grade Bond Portfolio Initial Class	1,263,367	16,499,573
TOTAL BOND FUNDS (Cost $21,375,556)		21,572,658
Short-Term Funds - 0.6%

VIP Money Market Portfolio Initial Class (Cost $384,791)	384,791	384,791
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $64,762,067)		67,406,441
NET OTHER ASSETS (LIABILITIES) - 0.0%		(5,490)
NET ASSETS - 100%		$ 67,400,951
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom 2025 Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2012

Assets
Investment in securities, at value (cost $64,762,067) - See accompanying schedule		$ 67,406,441
Cash		969
Receivable for investments sold		104,621
Receivable for fund shares sold		85,749
Total assets		67,597,780

Liabilities
Payable for fund shares redeemed	$ 189,279
Distribution and service plan fees payable	7,550
Total liabilities		196,829

Net Assets		$ 67,400,951
Net Assets consist of:
Paid in capital		$ 64,397,212
Accumulated undistributed net realized gain (loss) on investments		359,365
Net unrealized appreciation (depreciation) on investments		2,644,374
Net Assets		$ 67,400,951

Statement of Assets and Liabilities - continued

December 31, 2012

Initial Class: Net Asset Value, offering price and redemption price per share ($17,791,701 ÷ 1,588,441 shares)	$ 11.20

Service Class: Net Asset Value, offering price and redemption price per share ($16,557,909 ÷ 1,480,485 shares)	$ 11.18

Service Class 2: Net Asset Value, offering price and redemption price per share ($33,051,341 ÷ 2,965,613 shares)	$ 11.14

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom 2025 Portfolio
Financial Statements - continued

Statement of Operations

	Year ended December 31, 2012

Investment Income
Income distributions from underlying funds		$ 1,244,636

Expenses
Distribution and service plan fees	$ 89,557
Independent trustees' compensation	201
Total expenses before reductions	89,758
Expense reductions	(201)	89,557
Net investment income (loss)		1,155,079
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	281,609
Capital gain distributions from underlying funds	864,062
Total net realized gain (loss)		1,145,671
Change in net unrealized appreciation (depreciation) on underlying funds		5,420,555
Net gain (loss)		6,566,226
Net increase (decrease) in net assets resulting from operations		$ 7,721,305

Statement of Changes in Net Assets

	Year ended December 31, 2012	Year ended December 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,155,079	$ 971,793
Net realized gain (loss)	1,145,671	309,401
Change in net unrealized appreciation (depreciation)	5,420,555	(2,312,775)
Net increase (decrease) in net assets resulting from operations	7,721,305	(1,031,581)
Distributions to shareholders from net investment income	(1,137,450)	(970,164)
Distributions to shareholders from net realized gain	(679,640)	(158,174)
Total distributions	(1,817,090)	(1,128,338)
Share transactions - net increase (decrease)	12,942,487	9,114,938
Total increase (decrease) in net assets	18,846,702	6,955,019

Net Assets
Beginning of period	48,554,249	41,599,230
End of period	$ 67,400,951	$ 48,554,249

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 10.02	$ 10.49	$ 9.30	$ 7.49	$ 12.71
Income from Investment Operations
Net investment income (loss) C	.24	.24	.28	.32	.31
Net realized and unrealized gain (loss)	1.27	(.46)	1.19	1.89	(4.58)
Total from investment operations	1.51	(.22)	1.47	2.21	(4.27)
Distributions from net investment income	(.21)	(.22)	(.21)	(.29)	(.28)
Distributions from net realized gain	(.12)	(.03)	(.06)	(.12)	(.67)
Total distributions	(.33)	(.25)	(.28) H	(.40) G	(.95)
Net asset value, end of period	$ 11.20	$ 10.02	$ 10.49	$ 9.30	$ 7.49
Total Return A,B	15.11%	(2.11)%	15.79%	30.05%	(34.16)%
Ratios to Average Net Assets D,F
Expenses before reductions E	.00%	.00%	.00%	.00%	.00%
Expenses net of fee waivers, if any	.00%	.00%	.00%	.00%	.00%
Expenses net of all reductions	.00%	.00%	.00%	.00%	.00%
Net investment income (loss)	2.17%	2.25%	2.91%	3.84%	2.90%
Supplemental Data
Net assets, end of period (000 omitted)	$ 17,792	$ 15,537	$ 17,388	$ 14,888	$ 11,015
Portfolio turnover rate	34%	21%	25%	30%	36%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Amount represents less than .01%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

G Total distributions of $.40 per share is comprised of distributions from net investment income of $.285 and distributions from net realized gain of $.117 per share.

H Total distributions of $.28 per share is comprised of distributions from net investment income of $.214 and distributions from net realized gain of $.061 per share.

Financial Highlights - Service Class

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 10.01	$ 10.49	$ 9.30	$ 7.49	$ 12.70
Income from Investment Operations
Net investment income (loss) C	.22	.23	.27	.31	.29
Net realized and unrealized gain (loss)	1.27	(.47)	1.19	1.90	(4.56)
Total from investment operations	1.49	(.24)	1.46	2.21	(4.27)
Distributions from net investment income	(.20)	(.21)	(.21)	(.28)	(.27)
Distributions from net realized gain	(.12)	(.03)	(.06)	(.12)	(.67)
Total distributions	(.32)	(.24)	(.27)	(.40) F	(.94)
Net asset value, end of period	$ 11.18	$ 10.01	$ 10.49	$ 9.30	$ 7.49
Total Return A,B	14.97%	(2.26)%	15.70%	29.96%	(34.20)%
Ratios to Average Net Assets D,E
Expenses before reductions	.10%	.10%	.10%	.10%	.10%
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10%
Net investment income (loss)	2.07%	2.16%	2.81%	3.74%	2.80%
Supplemental Data
Net assets, end of period (000 omitted)	$ 16,558	$ 7,149	$ 1,429	$ 679	$ 403
Portfolio turnover rate	34%	21%	25%	30%	36%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

F Total distributions of $.40 per share is comprised of distributions from net investment income of $.278 and distributions from net realized gain of $.117 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.97	$ 10.44	$ 9.27	$ 7.47	$ 12.68
Income from Investment Operations
Net investment income (loss) C	.21	.21	.26	.30	.28
Net realized and unrealized gain (loss)	1.26	(.45)	1.17	1.89	(4.57)
Total from investment operations	1.47	(.24)	1.43	2.19	(4.29)
Distributions from net investment income	(.18)	(.19)	(.20)	(.27)	(.25)
Distributions from net realized gain	(.12)	(.03)	(.06)	(.12)	(.67)
Total distributions	(.30)	(.23) G	(.26)	(.39) F	(.92)
Net asset value, end of period	$ 11.14	$ 9.97	$ 10.44	$ 9.27	$ 7.47
Total Return A,B	14.80%	(2.35)%	15.47%	29.79%	(34.36)%
Ratios to Average Net Assets D,E
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.25%
Expenses net of all reductions	.25%	.25%	.25%	.25%	.25%
Net investment income (loss)	1.92%	2.00%	2.67%	3.59%	2.65%
Supplemental Data
Net assets, end of period (000 omitted)	$ 33,051	$ 25,869	$ 22,782	$ 8,262	$ 3,676
Portfolio turnover rate	34%	21%	25%	30%	36%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

F Total distributions of $.39 per share is comprised of distributions from net investment income of $.270 and distributions from net realized gain of $.117 per share.

G Total distributions of $.23 per share is comprised of distributions from net investment income of $.192 and distributions from net realized gain of $.033 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom 2030 Portfolio

Investment Changes (Unaudited)

Fund Holdings as of December 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Initial Class	8.9	9.0
VIP Equity-Income Portfolio Initial Class	9.5	9.7
VIP Growth & Income Portfolio Initial Class	10.7	10.9
VIP Growth Portfolio Initial Class	8.8	9.2
VIP Mid Cap Portfolio Initial Class	2.6	2.7
VIP Value Portfolio Initial Class	7.1	7.2
VIP Value Strategies Portfolio Initial Class	3.5	3.5
	51.1	52.2
Developed International Equity Funds
VIP Overseas Portfolio Initial Class	14.9	14.8
Emerging Markets Equity Funds
VIP Emerging Markets Portfolio Initial Class	4.6	4.3
High Yield Bond Funds
VIP High Income Portfolio Initial Class	7.6	7.5
Investment Grade Bond Funds
VIP Investment Grade Bond Portfolio Initial Class	21.8	21.2
Net Other Assets (Liabilities)*	0.0	0.0
	100.0	100.0
* Amount represents less than 0.1%
Asset Allocation (% of fund's net assets)
Current
Domestic Equity Funds	51.1%
Developed International Equity Funds	14.9%
Emerging Markets Equity Funds	4.6%
High Yield Bond Funds	7.6%
Investment Grade Bond Funds	21.8%

Six months ago
Domestic Equity Funds	52.2%
Developed International Equity Funds	14.8%
Emerging Markets Equity Funds	4.3%
High Yield Bond Funds	7.5%
Investment Grade Bond Funds	21.2%

Expected
Domestic Equity Funds	51.4%
Developed International Equity Funds	14.5%
Emerging Markets Equity Funds	4.3%
High Yield Bond Funds	7.5%
Investment Grade Bond Funds	22.3%

The fund invests according to an asset allocation strategy that becomes increasingly conservative over time. The six months ago allocation is based on the fund's holdings as of June 30, 2012. The current allocation is based on the fund's holdings as of December 31, 2012. The expected allocation represents the fund's anticipated allocation at June 30, 2013.

Annual Report

VIP Freedom 2030 Portfolio

Investments December 31, 2012

Showing Percentage of Net Assets

Domestic Equity Funds - 51.1%
	Shares	Value
Domestic Equity Funds - 51.1%
VIP Contrafund Portfolio Initial Class	556,235	$ 14,706,853
VIP Equity-Income Portfolio Initial Class	788,882	15,730,299
VIP Growth & Income Portfolio Initial Class	1,219,476	17,792,158
VIP Growth Portfolio Initial Class	346,790	14,582,533
VIP Mid Cap Portfolio Initial Class	143,323	4,378,516
VIP Value Portfolio Initial Class	928,811	11,703,020
VIP Value Strategies Portfolio Initial Class	522,155	5,801,138
TOTAL DOMESTIC EQUITY FUNDS (Cost $79,423,228)		84,694,517
International Equity Funds - 19.5%

Developed International Equity Funds - 14.9%
VIP Overseas Portfolio Initial Class	1,542,308	24,815,733
Emerging Markets Equity Funds - 4.6%
VIP Emerging Markets Portfolio Initial Class	869,506	7,608,177
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $33,383,336)		32,423,910
Bond Funds - 29.4%
	Shares	Value
High Yield Bond Funds - 7.6%
VIP High Income Portfolio Initial Class	2,170,266	$ 12,609,248
Investment Grade Bond Funds - 21.8%
VIP Investment Grade Bond Portfolio Initial Class	2,764,584	36,105,462
TOTAL BOND FUNDS (Cost $48,313,218)		48,714,710
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $161,119,782)		165,833,137
NET OTHER ASSETS (LIABILITIES) - 0.0%		(7,613)
NET ASSETS - 100%		$ 165,825,524
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom 2030 Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2012

Assets
Investment in securities, at value (cost $161,119,782) - See accompanying schedule		$ 165,833,137
Cash		1,907
Receivable for investments sold		278,014
Receivable for fund shares sold		269,308
Total assets		166,382,366

Liabilities
Payable for investments purchased	$ 135,789
Payable for fund shares redeemed	399,341
Distribution and service plan fees payable	21,712
Total liabilities		556,842

Net Assets		$ 165,825,524
Net Assets consist of:
Paid in capital		$ 160,899,981
Undistributed net investment income		33,352
Accumulated undistributed net realized gain (loss) on investments		178,836
Net unrealized appreciation (depreciation) on investments		4,713,355
Net Assets		$ 165,825,524

Statement of Assets and Liabilities - continued

December 31, 2012

Initial Class: Net Asset Value, offering price and redemption price per share ($39,111,172 ÷ 3,595,488 shares)	$ 10.88

Service Class: Net Asset Value, offering price and redemption price per share ($32,295,359 ÷ 2,972,022 shares)	$ 10.87

Service Class 2: Net Asset Value, offering price and redemption price per share ($94,418,993 ÷ 8,714,399 shares)	$ 10.83

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2012

Investment Income
Income distributions from underlying funds		$ 3,474,710

Expenses
Distribution and service plan fees	$ 223,570
Independent trustees' compensation	505
Total expenses before reductions	224,075
Expense reductions	(505)	223,570
Net investment income (loss)		3,251,140
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	152,555
Capital gain distributions from underlying funds	2,226,774
Total net realized gain (loss)		2,379,329
Change in net unrealized appreciation (depreciation) on underlying funds		14,353,736
Net gain (loss)		16,733,065
Net increase (decrease) in net assets resulting from operations		$ 19,984,205

Statement of Changes in Net Assets

	Year ended December 31, 2012	Year ended December 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,251,140	$ 2,411,649
Net realized gain (loss)	2,379,329	571,396
Change in net unrealized appreciation (depreciation)	14,353,736	(6,493,930)
Net increase (decrease) in net assets resulting from operations	19,984,205	(3,510,885)
Distributions to shareholders from net investment income	(3,199,536)	(2,415,727)
Distributions to shareholders from net realized gain	(1,366,281)	(360,538)
Total distributions	(4,565,817)	(2,776,265)
Share transactions - net increase (decrease)	31,469,851	23,596,541
Total increase (decrease) in net assets	46,888,239	17,309,391

Net Assets
Beginning of period	118,937,285	101,627,894
End of period (including undistributed net investment income of $33,352 and undistributed net investment income of $0, respectively)	$ 165,825,524	$ 118,937,285

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.70	$ 10.21	$ 9.03	$ 7.12	$ 13.02
Income from Investment Operations
Net investment income (loss) C	.25	.23	.21	.24	.28
Net realized and unrealized gain (loss)	1.26	(.49)	1.24	1.96	(5.14)
Total from investment operations	1.51	(.26)	1.45	2.20	(4.86)
Distributions from net investment income	(.23)	(.22)	(.20)	(.18)	(.25)
Distributions from net realized gain	(.10)	(.03)	(.07)	(.11)	(.80)
Total distributions	(.33)	(.25)	(.27)	(.29)	(1.04) G
Net asset value, end of period	$ 10.88	$ 9.70	$ 10.21	$ 9.03	$ 7.12
Total Return A,B	15.58%	(2.60)%	16.08%	31.66%	(38.04)%
Ratios to Average Net Assets D,E
Expenses before reductions F	.00%	.00%	.00%	.00%	.00%
Expenses net of fee waivers, if any	.00%	.00%	.00%	.00%	.00%
Expenses net of all reductions	.00%	.00%	.00%	.00%	.00%
Net investment income (loss)	2.39%	2.27%	2.25%	3.13%	2.69%
Supplemental Data
Net assets, end of period (000 omitted)	$ 39,111	$ 30,601	$ 28,917	$ 23,836	$ 19,592
Portfolio turnover rate	17%	16%	25%	24%	23%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

F Amount represents less than .01%.

G Total distributions of $1.04 per share is comprised of distributions from net investment income of $.245 and distributions from net realized gain of $.795 per share.

Financial Highlights - Service Class

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.69	$ 10.20	$ 9.02	$ 7.12	$ 13.01
Income from Investment Operations
Net investment income (loss) C	.24	.22	.20	.24	.27
Net realized and unrealized gain (loss)	1.26	(.49)	1.24	1.94	(5.13)
Total from investment operations	1.50	(.27)	1.44	2.18	(4.86)
Distributions from net investment income	(.22)	(.21)	(.19)	(.17)	(.24)
Distributions from net realized gain	(.10)	(.03)	(.07)	(.11)	(.80)
Total distributions	(.32)	(.24)	(.26)	(.28)	(1.03) F
Net asset value, end of period	$ 10.87	$ 9.69	$ 10.20	$ 9.02	$ 7.12
Total Return A,B	15.48%	(2.70)%	16.00%	31.40%	(38.08)%
Ratios to Average Net Assets D,E
Expenses before reductions	.10%	.10%	.10%	.10%	.10%
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10%
Net investment income (loss)	2.29%	2.17%	2.15%	3.03%	2.59%
Supplemental Data
Net assets, end of period (000 omitted)	$ 32,295	$ 28,666	$ 23,137	$ 16,162	$ 10,298
Portfolio turnover rate	17%	16%	25%	24%	23%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

F Total distributions of $1.03 per share is comprised of distributions from net investment income of $.235 and distributions from net realized gain of $.795 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.67	$ 10.18	$ 9.00	$ 7.11	$ 12.99
Income from Investment Operations
Net investment income (loss) C	.23	.21	.19	.23	.26
Net realized and unrealized gain (loss)	1.23	(.50)	1.24	1.93	(5.12)
Total from investment operations	1.46	(.29)	1.43	2.16	(4.86)
Distributions from net investment income	(.21)	(.19)	(.17)	(.16)	(.22)
Distributions from net realized gain	(.10)	(.03)	(.07)	(.11)	(.80)
Total distributions	(.30) H	(.22)	(.25) G	(.27)	(1.02) F
Net asset value, end of period	$ 10.83	$ 9.67	$ 10.18	$ 9.00	$ 7.11
Total Return A,B	15.18%	(2.83)%	15.89%	31.18%	(38.17)%
Ratios to Average Net Assets D,E
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.25%
Expenses net of all reductions	.25%	.25%	.25%	.25%	.25%
Net investment income (loss)	2.14%	2.02%	2.01%	2.88%	2.44%
Supplemental Data
Net assets, end of period (000 omitted)	$ 94,419	$ 59,671	$ 49,574	$ 34,809	$ 19,273
Portfolio turnover rate	17%	16%	25%	24%	23%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

F Total distributions of $1.02 per share is comprised of distributions from net investment income of $.221 and distributions from net realized gain of $.795 per share.

G Total distributions of $.25 per share is comprised of distributions from net investment income of $.173 and distributions from net realized gain of $.072 per share.

H Total distributions of $.30 per share is comprised of distributions from net investment income of $.207 and distributions from net realized gain of $.096 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom 2035 Portfolio

Investment Changes (Unaudited)

Fund Holdings as of December 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Initial Class	10.3	10.5
VIP Equity-Income Portfolio Initial Class	10.9	11.2
VIP Growth & Income Portfolio Initial Class	12.4	12.7
VIP Growth Portfolio Initial Class	10.3	10.6
VIP Mid Cap Portfolio Initial Class	3.1	3.0
VIP Value Portfolio Initial Class	8.1	8.2
VIP Value Strategies Portfolio Initial Class	4.0	4.0
	59.1	60.2
Developed International Equity Funds
VIP Overseas Portfolio Initial Class	17.3	17.0
Emerging Markets Equity Funds
VIP Emerging Markets Portfolio Initial Class	5.2	5.0
High Yield Bond Funds
VIP High Income Portfolio Initial Class	7.5	7.5
Investment Grade Bond Funds
VIP Investment Grade Bond Portfolio Initial Class	10.8	10.3
Net Other Assets (Liabilities)	0.1	0.0*
	100.0	100.0
* Amount represents less than 0.1%
Asset Allocation (% of fund's net assets)
Current
Domestic Equity Funds	59.1%
Developed International Equity Funds	17.3%
Emerging Markets Equity Funds	5.2%
High Yield Bond Funds	7.5%
Investment Grade Bond Funds	10.8%
Net Other Assets (Liabilities)	0.1%

Six months ago
Domestic Equity Funds	60.2%
Developed International Equity Funds	17.0%
Emerging Markets Equity Funds	5.0%
High Yield Bond Funds	7.5%
Investment Grade Bond Funds	10.3%

Expected
Domestic Equity Funds	59.2%
Developed International Equity Funds	16.6%
Emerging Markets Equity Funds	5.0%
High Yield Bond Funds	7.5%
Investment Grade Bond Funds	11.7%

The fund invests according to an asset allocation strategy that becomes increasingly conservative over time. The six months ago allocation is based on the fund's holdings as of June 30, 2012. The current allocation is based on the fund's holdings as of December 31, 2012. The expected allocation represents the fund's anticipated allocation at June 30, 2013.

Annual Report

VIP Freedom 2035 Portfolio

Investments December 31, 2012

Showing Percentage of Net Assets

Domestic Equity Funds - 59.1%
	Shares	Value
Domestic Equity Funds - 59.1%
VIP Contrafund Portfolio Initial Class	4,043	$ 106,906
VIP Equity-Income Portfolio Initial Class	5,706	113,769
VIP Growth & Income Portfolio Initial Class	8,845	129,054
VIP Growth Portfolio Initial Class	2,539	106,757
VIP Mid Cap Portfolio Initial Class	1,040	31,778
VIP Value Portfolio Initial Class	6,715	84,603
VIP Value Strategies Portfolio Initial Class	3,780	41,992
TOTAL DOMESTIC EQUITY FUNDS (Cost $483,341)		614,859
International Equity Funds - 22.5%

Developed International Equity Funds - 17.3%
VIP Overseas Portfolio Initial Class	11,171	179,734
Emerging Markets Equity Funds - 5.2%
VIP Emerging Markets Portfolio Initial Class	6,251	54,693
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $203,161)		234,427
Bond Funds - 18.3%
	Shares	Value
High Yield Bond Funds - 7.5%
VIP High Income Portfolio Initial Class	13,536	$ 78,645
Investment Grade Bond Funds - 10.8%
VIP Investment Grade Bond Portfolio Initial Class	8,595	112,245
TOTAL BOND FUNDS (Cost $181,868)		190,890
TOTAL INVESTMENT PORTFOLIO - 99.9% (Cost $868,370)		1,040,176
NET OTHER ASSETS (LIABILITIES) - 0.1%		1,129
NET ASSETS - 100%		$ 1,041,305
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom 2035 Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2012

Assets
Investment in securities, at value (cost $868,370) - See accompanying schedule		$ 1,040,176
Receivable for investments sold		17
Receivable for fund shares sold		2,282
Total assets		1,042,475

Liabilities
Payable to custodian bank	$ 859
Payable for investments purchased	88
Payable for fund shares redeemed	52
Distribution and service plan fees payable	171
Total liabilities		1,170

Net Assets		$ 1,041,305
Net Assets consist of:
Paid in capital		$ 866,329
Undistributed net investment income		340
Accumulated undistributed net realized gain (loss) on investments		2,830
Net unrealized appreciation (depreciation) on investments		171,806
Net Assets		$ 1,041,305

Statement of Assets and Liabilities - continued

December 31, 2012

Initial Class: Net Asset Value, offering price and redemption price per share ($128,349 ÷ 8,143 shares)	$ 15.76

Service Class: Net Asset Value, offering price and redemption price per share ($104,773 ÷ 6,646 shares)	$ 15.76

Service Class 2: Net Asset Value, offering price and redemption price per share ($808,183 ÷ 51,389 shares)	$ 15.73

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom 2035 Portfolio
Financial Statements - continued

Statement of Operations

	Year ended December 31, 2012

Investment Income
Income distributions from underlying funds		$ 20,601

Expenses
Distribution and service plan fees	$ 1,172
Independent trustees' compensation	2
Total expenses before reductions	1,174
Expense reductions	(2)	1,172
Net investment income (loss)		19,429
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	(182)
Capital gain distributions from underlying funds	11,359
Total net realized gain (loss)		11,177
Change in net unrealized appreciation (depreciation) on underlying funds		64,172
Net gain (loss)		75,349
Net increase (decrease) in net assets resulting from operations		$ 94,778

Statement of Changes in Net Assets

	Year ended December 31, 2012	Year ended December 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 19,429	$ 8,364
Net realized gain (loss)	11,177	(2,642)
Change in net unrealized appreciation (depreciation)	64,172	(29,065)
Net increase (decrease) in net assets resulting from operations	94,778	(23,343)
Distributions to shareholders from net investment income	(19,084)	(8,242)
Distributions to shareholders from net realized gain	(4,264)	(2,047)
Total distributions	(23,348)	(10,289)
Share transactions - net increase (decrease)	506,925	48,994
Total increase (decrease) in net assets	578,355	15,362

Net Assets
Beginning of period	462,950	447,588
End of period (including undistributed net investment income of $340 and distributions in excess of net investment income of $0, respectively)	$ 1,041,305	$ 462,950

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2012	2011	2010	2009 F
Selected Per-Share Data
Net asset value, beginning of period	$ 13.82	$ 14.74	$ 13.74	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.49	.27	.27	.25
Net realized and unrealized gain (loss)	1.83	(.85)	2.04	3.76
Total from investment operations	2.32	(.58)	2.31	4.01
Distributions from net investment income	(.31)	(.28)	(.28)	(.25)
Distributions from net realized gain	(.07)	(.06)	(1.03)	(.01)
Total distributions	(.38)	(.34)	(1.31)	(.27) H
Net asset value, end of period	$ 15.76	$ 13.82	$ 14.74	$ 13.74
Total Return B,C	16.82%	(3.99)%	17.01%	40.04%
Ratios to Average Net Assets E,G
Expenses before reductions	.00%	.00%	.00%	.00% A
Expenses net of fee waivers, if any	.00%	.00%	.00%	.00% A
Expenses net of all reductions	.00%	.00%	.00%	.00% A
Net investment income (loss)	3.20%	1.82%	1.92%	2.78% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 128	$ 97	$ 121	$ 144
Portfolio turnover rate	19%	38%	38%	5% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Calculated based on average shares outstanding during the period.

E Amounts do not include the activity of the Underlying Funds.

F For the period April 8, 2009 (commencement of operations) to December 31, 2009.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

H Total distributions of $.27 per share is comprised of distributions from net investment income of $.252 and distributions from net realized gain of $.014 per share.

Financial Highlights - Service Class

Years ended December 31,	2012	2011	2010	2009 F
Selected Per-Share Data
Net asset value, beginning of period	$ 13.82	$ 14.74	$ 13.73	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.47	.25	.26	.24
Net realized and unrealized gain (loss)	1.84	(.85)	2.04	3.75
Total from investment operations	2.31	(.60)	2.30	3.99
Distributions from net investment income	(.30)	(.26)	(.26)	(.24)
Distributions from net realized gain	(.07)	(.06)	(1.03)	(.01)
Total distributions	(.37)	(.32)	(1.29)	(.26) H
Net asset value, end of period	$ 15.76	$ 13.82	$ 14.74	$ 13.73
Total Return B,C	16.71%	(4.10)%	16.97%	39.85%
Ratios to Average Net Assets E,G
Expenses before reductions	.10%	.10%	.10%	.10% A
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10% A
Expenses net of all reductions	.10%	.10%	.10%	.10% A
Net investment income (loss)	3.10%	1.72%	1.82%	2.68% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 105	$ 90	$ 116	$ 140
Portfolio turnover rate	19%	38%	38%	5% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Calculated based on average shares outstanding during the period.

E Amounts do not include the activity of the Underlying Funds.

F For the period April 8, 2009 (commencement of operations) to December 31, 2009.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

H Total distributions of $.26 per share is comprised of distributions from net investment income of $.243 and distributions from net realized gain of $.014 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2012	2011	2010	2009 F
Selected Per-Share Data
Net asset value, beginning of period	$ 13.80	$ 14.72	$ 13.73	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.45	.23	.24	.23
Net realized and unrealized gain (loss)	1.84	(.85)	2.03	3.74
Total from investment operations	2.29	(.62)	2.27	3.97
Distributions from net investment income	(.29)	(.24)	(.26)	(.23)
Distributions from net realized gain	(.07)	(.06)	(1.03)	(.01)
Total distributions	(.36)	(.30)	(1.28) I	(.24) H
Net asset value, end of period	$ 15.73	$ 13.80	$ 14.72	$ 13.73
Total Return B,C	16.61%	(4.25)%	16.76%	39.72%
Ratios to Average Net Assets E,G
Expenses before reductions	.25%	.25%	.25%	.25% A
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25% A
Expenses net of all reductions	.25%	.25%	.25%	.25% A
Net investment income (loss)	2.95%	1.57%	1.67%	2.53% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 808	$ 276	$ 211	$ 143
Portfolio turnover rate	19%	38%	38%	5% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Calculated based on average shares outstanding during the period.

E Amounts do not include the activity of the Underlying Funds.

F For the period April 8, 2009 (commencement of operations) to December 31, 2009.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

H Total distributions of $.24 per share is comprised of distributions from net investment income of $.230 and distributions from net realized gain of $.014 per share.

I Total distributions of $1.28 per share is comprised of distributions from net investment income of $.255 and distributions from net realized gain of $1.029 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom 2040 Portfolio

Investment Changes (Unaudited)

Fund Holdings as of December 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Initial Class	10.4	10.5
VIP Equity-Income Portfolio Initial Class	11.1	11.3
VIP Growth & Income Portfolio Initial Class	12.6	12.6
VIP Growth Portfolio Initial Class	10.3	10.7
VIP Mid Cap Portfolio Initial Class	3.1	3.2
VIP Value Portfolio Initial Class	8.2	8.4
VIP Value Strategies Portfolio Initial Class	4.1	4.0
	59.8	60.7
Developed International Equity Funds
VIP Overseas Portfolio Initial Class	17.5	17.2
Emerging Markets Equity Funds
VIP Emerging Markets Portfolio Initial Class	5.3	5.0
High Yield Bond Funds
VIP High Income Portfolio Initial Class	7.8	7.7
Investment Grade Bond Funds
VIP Investment Grade Bond Portfolio Initial Class	9.6	9.4
Net Other Assets (Liabilities)*	0.0	0.0
	100.0	100.0
* Amount represents less than 0.1%
Asset Allocation (% of fund's net assets)
Current
Domestic Equity Funds	59.8%
Developed International Equity Funds	17.5%
Emerging Markets Equity Funds	5.3%
High Yield Bond Funds	7.8%
Investment Grade Bond Funds	9.6%

Six months ago
Domestic Equity Funds	60.7%
Developed International Equity Funds	17.2%
Emerging Markets Equity Funds	5.0%
High Yield Bond Funds	7.7%
Investment Grade Bond Funds	9.4%

Expected
Domestic Equity Funds	60.5%
Developed International Equity Funds	17.0%
Emerging Markets Equity Funds	5.1%
High Yield Bond Funds	7.6%
Investment Grade Bond Funds	9.8%

The fund invests according to an asset allocation strategy that becomes increasingly conservative over time. The six months ago allocation is based on the fund's holdings as of June 30, 2012. The current allocation is based on the fund's holdings as of December 31, 2012. The expected allocation represents the fund's anticipated allocation at June 30, 2013.

Annual Report

VIP Freedom 2040 Portfolio

Investments December 31, 2012

Showing Percentage of Net Assets

Domestic Equity Funds - 59.8%
	Shares	Value
Domestic Equity Funds - 59.8%
VIP Contrafund Portfolio Initial Class	33,598	$ 888,327
VIP Equity-Income Portfolio Initial Class	47,521	947,579
VIP Growth & Income Portfolio Initial Class	73,562	1,073,266
VIP Growth Portfolio Initial Class	21,028	884,224
VIP Mid Cap Portfolio Initial Class	8,647	264,162
VIP Value Portfolio Initial Class	55,927	704,677
VIP Value Strategies Portfolio Initial Class	31,448	349,388
TOTAL DOMESTIC EQUITY FUNDS (Cost $4,831,317)		5,111,623
International Equity Funds - 22.8%

Developed International Equity Funds - 17.5%
VIP Overseas Portfolio Initial Class	92,849	1,493,939
Emerging Markets Equity Funds - 5.3%
VIP Emerging Markets Portfolio Initial Class	52,202	456,764
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $1,888,667)		1,950,703
Bond Funds - 17.4%
	Shares	Value
High Yield Bond Funds - 7.8%
VIP High Income Portfolio Initial Class	114,590	$ 665,770
Investment Grade Bond Funds - 9.6%
VIP Investment Grade Bond Portfolio Initial Class	63,001	822,791
TOTAL BOND FUNDS (Cost $1,474,038)		1,488,561
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $8,194,022)		8,550,887
NET OTHER ASSETS (LIABILITIES) - 0.0%		(468)
NET ASSETS - 100%		$ 8,550,419
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom 2040 Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2012

Assets
Investment in securities, at value (cost $8,194,022) - See accompanying schedule		$ 8,550,887
Cash		1,660
Receivable for investments sold		259,082
Receivable for fund shares sold		1,690
Total assets		8,813,319

Liabilities
Payable for fund shares redeemed	$ 262,436
Distribution and service plan fees payable	464
Total liabilities		262,900

Net Assets		$ 8,550,419
Net Assets consist of:
Paid in capital		$ 8,229,999
Undistributed net investment income		1,590
Accumulated undistributed net realized gain (loss) on investments		(38,035)
Net unrealized appreciation (depreciation) on investments		356,865
Net Assets		$ 8,550,419

Statement of Assets and Liabilities - continued

December 31, 2012

Initial Class: Net Asset Value, offering price and redemption price per share ($3,368,729 ÷ 224,159 shares)	$ 15.03

Service Class: Net Asset Value, offering price and redemption price per share ($4,600,351 ÷ 306,250 shares)	$ 15.02

Service Class 2: Net Asset Value, offering price and redemption price per share ($581,339 ÷ 38,744 shares)	$ 15.00

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2012

Investment Income
Income distributions from underlying funds		$ 165,728

Expenses
Distribution and service plan fees	$ 3,922
Independent trustees' compensation	19
Total expenses before reductions	3,941
Expense reductions	(19)	3,922
Net investment income (loss)		161,806
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	(68,148)
Capital gain distributions from underlying funds	85,518
Total net realized gain (loss)		17,370
Change in net unrealized appreciation (depreciation) on underlying funds		474,270
Net gain (loss)		491,640
Net increase (decrease) in net assets resulting from operations		$ 653,446

Statement of Changes in Net Assets

	Year ended December 31, 2012	Year ended December 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 161,806	$ 55,627
Net realized gain (loss)	17,370	(15,399)
Change in net unrealized appreciation (depreciation)	474,270	(265,954)
Net increase (decrease) in net assets resulting from operations	653,446	(225,726)
Distributions to shareholders from net investment income	(159,049)	(55,567)
Distributions to shareholders from net realized gain	(35,708)	(4,556)
Total distributions	(194,757)	(60,123)
Share transactions - net increase (decrease)	5,337,147	2,502,045
Total increase (decrease) in net assets	5,795,836	2,216,196

Net Assets
Beginning of period	2,754,583	538,387
End of period (including undistributed net investment income of $1,590 and undistributed net investment income of $0, respectively)	$ 8,550,419	$ 2,754,583

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2012	2011	2010	2009 H
Selected Per-Share Data
Net asset value, beginning of period	$ 13.16	$ 14.02	$ 13.82	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.42	.35	.20	.26
Net realized and unrealized gain (loss)	1.81	(.91)	2.15	3.83
Total from investment operations	2.23	(.56)	2.35	4.09
Distributions from net investment income	(.29)	(.27)	(.28)	(.26)
Distributions from net realized gain	(.07)	(.02)	(1.87)	(.01)
Total distributions	(.36)	(.30) K	(2.15)	(.27) J
Net asset value, end of period	$ 15.03	$ 13.16	$ 14.02	$ 13.82
Total Return B, C, D	16.95%	(4.02)%	17.19%	40.89%
Ratios to Average Net Assets F, I
Expenses before reductions	.00% G	.00% G	.00%	.00% A
Expenses net of fee waivers, if any	.00%	.00%	.00%	.00% A
Expenses net of all reductions	.00%	.00%	.00%	.00% A
Net investment income (loss)	2.91%	2.50%	1.46%	2.81% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,369	$ 1,559	$ 278	$ 145
Portfolio turnover rate	39%	42%	194%	5% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the Underlying Funds.

G Amount represents less than .01%.

H For the period April 8, 2009 (commencement of operations) to December 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

J Total distributions of $.27 per share is comprised of distributions from net investment income of $.257 and distributions from net realized gain of $.014 per share.

K Total distributions of $.30 per share is comprised of distributions from net investment income of $.274 and distributions from net realized gain of $.022 per share.

Financial Highlights - Service Class

Years ended December 31,	2012	2011	2010	2009 G
Selected Per-Share Data
Net asset value, beginning of period	$ 13.15	$ 14.02	$ 13.82	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.41	.33	.19	.25
Net realized and unrealized gain (loss)	1.81	(.91)	2.14	3.83
Total from investment operations	2.22	(.58)	2.33	4.08
Distributions from net investment income	(.28)	(.26)	(.26)	(.25)
Distributions from net realized gain	(.07)	(.02)	(1.87)	(.01)
Total distributions	(.35)	(.29) J	(2.13)	(.26) I
Net asset value, end of period	$ 15.02	$ 13.15	$ 14.02	$ 13.82
Total Return B, C, D	16.88%	(4.17)%	17.05%	40.80%
Ratios to Average Net Assets F, H
Expenses before reductions	.10%	.10%	.10%	.10% A
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10% A
Expenses net of all reductions	.10%	.10%	.10%	.10% A
Net investment income (loss)	2.81%	2.41%	1.36%	2.71% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,600	$ 1,058	$ 116	$ 141
Portfolio turnover rate	39%	42%	194%	5% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the Underlying Funds.

G For the period April 8, 2009 (commencement of operations) to December 31, 2009.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

I Total distributions of $.26 per share is comprised of distributions from net investment income of $.248 and distributions from net realized gain of $.014 per share.

J Total distributions of $.29 per share is comprised of distributions from net investment income of $.264 and distributions from net realized gain of $.022 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2012	2011	2010	2009 G
Selected Per-Share Data
Net asset value, beginning of period	$ 13.15	$ 14.02	$ 13.82	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.39	.32	.17	.23
Net realized and unrealized gain (loss)	1.79	(.92)	2.14	3.84
Total from investment operations	2.18	(.60)	2.31	4.07
Distributions from net investment income	(.27)	(.24)	(.24)	(.23)
Distributions from net realized gain	(.07)	(.02)	(1.87)	(.01)
Total distributions	(.33) K	(.27) J	(2.11)	(.25) I
Net asset value, end of period	$ 15.00	$ 13.15	$ 14.02	$ 13.82
Total Return B, C, D	16.64%	(4.32)%	16.92%	40.66%
Ratios to Average Net Assets F, H
Expenses before reductions	.25%	.25%	.25%	.25% A
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25% A
Expenses net of all reductions	.25%	.25%	.25%	.25% A
Net investment income (loss)	2.66%	2.25%	1.21%	2.56% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 581	$ 137	$ 144	$ 141
Portfolio turnover rate	39%	42%	194%	5% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the Underlying Funds.

G For the period April 8, 2009 (commencement of operations) to December 31, 2009.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

I Total distributions of $.25 per share is comprised of distributions from net investment income of $.234 and distributions from net realized gain of $.014 per share.

J Total distributions of $.27 per share is comprised of distributions from net investment income of $.243 and distributions from net realized gain of $.022 per share.

K Total distributions of $.33 per share is comprised of distributions from net investment income of $.265 and distributions from net realized gain of $.069 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom 2045 Portfolio

Investment Changes (Unaudited)

Fund Holdings as of December 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Initial Class	10.6	10.8
VIP Equity-Income Portfolio Initial Class	11.4	11.6
VIP Growth & Income Portfolio Initial Class	12.9	13.0
VIP Growth Portfolio Initial Class	10.6	11.0
VIP Mid Cap Portfolio Initial Class	3.2	3.2
VIP Value Portfolio Initial Class	8.4	8.6
VIP Value Strategies Portfolio Initial Class	4.2	4.1
	61.3	62.3
Developed International Equity Funds
VIP Overseas Portfolio Initial Class	17.9	17.6
Emerging Markets Equity Funds
VIP Emerging Markets Portfolio Initial Class	5.5	5.2
High Yield Bond Funds
VIP High Income Portfolio Initial Class	10.0	9.8
Investment Grade Bond Funds
VIP Investment Grade Bond Portfolio Initial Class	5.3	5.1
Net Other Assets (Liabilities)*	0.0	0.0
	100.0	100.0
* Amount represents less than 0.1%
Asset Allocation (% of fund's net assets)
Current
Domestic Equity Funds	61.3%
Developed International Equity Funds	17.9%
Emerging Markets Equity Funds	5.5%
High Yield Bond Funds	10.0%
Investment Grade Bond Funds	5.3%

Six months ago
Domestic Equity Funds	62.3%
Developed International Equity Funds	17.6%
Emerging Markets Equity Funds	5.2%
High Yield Bond Funds	9.8%
Investment Grade Bond Funds	5.1%

Expected
Domestic Equity Funds	62.1%
Developed International Equity Funds	17.4%
Emerging Markets Equity Funds	5.2%
High Yield Bond Funds	9.7%
Investment Grade Bond Funds	5.6%

The fund invests according to an asset allocation strategy that becomes increasingly conservative over time. The six months ago allocation is based on the fund's holdings as of June 30, 2012. The current allocation is based on the fund's holdings as of December 31, 2012. The expected allocation represents the fund's anticipated allocation at June 30, 2013.

Annual Report

VIP Freedom 2045 Portfolio

Investments December 31, 2012

Showing Percentage of Net Assets

Domestic Equity Funds - 61.3%
	Shares	Value
Domestic Equity Funds - 61.3%
VIP Contrafund Portfolio Initial Class	3,045	$ 80,500
VIP Equity-Income Portfolio Initial Class	4,304	85,820
VIP Growth & Income Portfolio Initial Class	6,663	97,208
VIP Growth Portfolio Initial Class	1,906	80,144
VIP Mid Cap Portfolio Initial Class	784	23,944
VIP Value Portfolio Initial Class	5,067	63,843
VIP Value Strategies Portfolio Initial Class	2,851	31,672
TOTAL DOMESTIC EQUITY FUNDS (Cost $353,323)		463,131
International Equity Funds - 23.4%

Developed International Equity Funds - 17.9%
VIP Overseas Portfolio Initial Class	8,429	135,619
Emerging Markets Equity Funds - 5.5%
VIP Emerging Markets Portfolio Initial Class	4,735	41,434
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $147,918)		177,053
Bond Funds - 15.3%
	Shares	Value
High Yield Bond Funds - 10.0%
VIP High Income Portfolio Initial Class	12,957	$ 75,278
Investment Grade Bond Funds - 5.3%
VIP Investment Grade Bond Portfolio Initial Class	3,073	40,139
TOTAL BOND FUNDS (Cost $105,589)		115,417
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $606,830)		755,601
NET OTHER ASSETS (LIABILITIES) - 0.0%		(108)
NET ASSETS - 100%		$ 755,493
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom 2045 Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2012

Assets
Investment in securities, at value (cost $606,830) - See accompanying schedule		$ 755,601
Receivable for investments sold		11
Receivable for fund shares sold		160
Total assets		755,772

Liabilities
Payable for investments purchased	$ 125
Payable for fund shares redeemed	48
Distribution and service plan fees payable	106
Total liabilities		279

Net Assets		$ 755,493
Net Assets consist of:
Paid in capital		$ 603,401
Accumulated undistributed net realized gain (loss) on investments		3,321
Net unrealized appreciation (depreciation) on investments		148,771
Net Assets		$ 755,493

Statement of Assets and Liabilities - continued

December 31, 2012

Initial Class: Net Asset Value, offering price and redemption price per share ($135,877 ÷ 9,160 shares)	$ 14.83

Service Class: Net Asset Value, offering price and redemption price per share ($134,000 ÷ 9,033 shares)	$ 14.83

Service Class 2: Net Asset Value, offering price and redemption price per share ($485,616 ÷ 32,782 shares)	$ 14.81

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2012

Investment Income
Income distributions from underlying funds		$ 14,940

Expenses
Distribution and service plan fees	$ 768
Independent trustees' compensation	1
Total expenses before reductions	769
Expense reductions	(1)	768
Net investment income (loss)		14,172
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	993
Capital gain distributions from underlying funds	7,439
Total net realized gain (loss)		8,432
Change in net unrealized appreciation (depreciation) on underlying funds		53,952
Net gain (loss)		62,384
Net increase (decrease) in net assets resulting from operations		$ 76,556

Statement of Changes in Net Assets

	Year ended December 31, 2012	Year ended December 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 14,172	$ 6,226
Net realized gain (loss)	8,432	10,806
Change in net unrealized appreciation (depreciation)	53,952	(34,585)
Net increase (decrease) in net assets resulting from operations	76,556	(17,553)
Distributions to shareholders from net investment income	(14,184)	(6,231)
Distributions to shareholders from net realized gain	(15,172)	(8,346)
Total distributions	(29,356)	(14,577)
Share transactions - net increase (decrease)	380,344	(3,769)
Total increase (decrease) in net assets	427,545	(35,899)

Net Assets
Beginning of period	327,949	363,848
End of period	$ 755,493	$ 327,949

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2012	2011	2010	2009 F
Selected Per-Share Data
Net asset value, beginning of period	$ 13.38	$ 14.61	$ 13.86	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.44	.27	.24	.26
Net realized and unrealized gain (loss)	1.84	(.89)	2.14	3.87
Total from investment operations	2.28	(.62)	2.38	4.13
Distributions from net investment income	(.30)	(.28)	(.29)	(.26)
Distributions from net realized gain	(.53)	(.34)	(1.34)	(.01)
Total distributions	(.83)	(.61) H	(1.63)	(.27)
Net asset value, end of period	$ 14.83	$ 13.38	$ 14.61	$ 13.86
Total Return B,C	17.33%	(4.41)%	17.37%	41.28%
Ratios to Average Net Assets E,G
Expenses before reductions	.00%	.00%	.00%	.00% A
Expenses net of fee waivers, if any	.00%	.00%	.00%	.00% A
Expenses net of all reductions	.00%	.00%	.00%	.00% A
Net investment income (loss)	3.07%	1.88%	1.65%	2.83% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 136	$ 95	$ 121	$ 145
Portfolio turnover rate	16%	29%	17%	5% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Calculated based on average shares outstanding during the period.

E Amounts do not include the activity of the Underlying Funds.

F For the period April 8, 2009 (commencement of operations) to December 31, 2009.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

H Total distributions of $.61 per share is comprised of distributions from net investment income of $.279 and distributions from net realized gain of $.335 per share.

Financial Highlights - Service Class

Years ended December 31,	2012	2011	2010	2009 F
Selected Per-Share Data
Net asset value, beginning of period	$ 13.38	$ 14.61	$ 13.86	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.43	.26	.22	.25
Net realized and unrealized gain (loss)	1.83	(.89)	2.14	3.87
Total from investment operations	2.26	(.63)	2.36	4.12
Distributions from net investment income	(.29)	(.26)	(.28)	(.25)
Distributions from net realized gain	(.53)	(.34)	(1.34)	(.01)
Total distributions	(.81) I	(.60)	(1.61) H	(.26)
Net asset value, end of period	$ 14.83	$ 13.38	$ 14.61	$ 13.86
Total Return B,C	17.24%	(4.52)%	17.23%	41.19%
Ratios to Average Net Assets E,G
Expenses before reductions	.10%	.10%	.10%	.10% A
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10% A
Expenses net of all reductions	.10%	.10%	.10%	.10% A
Net investment income (loss)	2.97%	1.78%	1.55%	2.73% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 134	$ 90	$ 117	$ 141
Portfolio turnover rate	16%	29%	17%	5% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Calculated based on average shares outstanding during the period.

E Amounts do not include the activity of the Underlying Funds.

F For the period April 8, 2009 (commencement of operations) to December 31, 2009.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

H Total distributions of $1.61 per share is comprised of distributions from net investment income of $.276 and distributions from net realized gain of $1.335 per share.

I Total distributions of $.81 per share is comprised of distributions from net investment income of $.289 and distributions from net realized gain of $.525 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2012	2011	2010	2009 F
Selected Per-Share Data
Net asset value, beginning of period	$ 13.38	$ 14.61	$ 13.85	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.41	.23	.20	.24
Net realized and unrealized gain (loss)	1.83	(.88)	2.15	3.86
Total from investment operations	2.24	(.65)	2.35	4.10
Distributions from net investment income	(.28)	(.25)	(.25)	(.24)
Distributions from net realized gain	(.53)	(.34)	(1.34)	(.01)
Total distributions	(.81)	(.58) H	(1.59)	(.25)
Net asset value, end of period	$ 14.81	$ 13.38	$ 14.61	$ 13.85
Total Return B,C	17.02%	(4.64)%	17.15%	40.96%
Ratios to Average Net Assets E,G
Expenses before reductions	.25%	.25%	.25%	.25% A
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25% A
Expenses net of all reductions	.25%	.25%	.25%	.25% A
Net investment income (loss)	2.82%	1.63%	1.40%	2.58% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 486	$ 143	$ 126	$ 141
Portfolio turnover rate	16%	29%	17%	5% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Calculated based on average shares outstanding during the period.

E Amounts do not include the activity of the Underlying Funds.

F For the period April 8, 2009 (commencement of operations) to December 31, 2009.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

H Total distributions of $.58 per share is comprised of distributions from net investment income of $.245 and distributions from net realized gain of $.335 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom 2050 Portfolio

Investment Changes (Unaudited)

Fund Holdings as of December 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Initial Class	10.9	11.0
VIP Equity-Income Portfolio Initial Class	11.5	11.8
VIP Growth & Income Portfolio Initial Class	13.1	13.3
VIP Growth Portfolio Initial Class	10.9	11.2
VIP Mid Cap Portfolio Initial Class	3.2	3.3
VIP Value Portfolio Initial Class	8.6	8.9
VIP Value Strategies Portfolio Initial Class	4.3	4.2
	62.5	63.7
Developed International Equity Funds
VIP Overseas Portfolio Initial Class	18.3	18.0
Emerging Markets Equity Funds
VIP Emerging Markets Portfolio Initial Class	5.6	5.3
High Yield Bond Funds
VIP High Income Portfolio Initial Class	10.1	10.0
Investment Grade Bond Funds
VIP Investment Grade Bond Portfolio Initial Class	3.5	3.0
Net Other Assets (Liabilities)*	0.0	0.0
	100.0	100.0
* Amount represents less than 0.1%
Asset Allocation (% of fund's net assets)
Current
Domestic Equity Funds	62.5%
Developed International Equity Funds	18.3%
Emerging Markets Equity Funds	5.6%
High Yield Bond Funds	10.1%
Investment Grade Bond Funds	3.5%

Six months ago
Domestic Equity Funds	63.7%
Developed International Equity Funds	18.0%
Emerging Markets Equity Funds	5.3%
High Yield Bond Funds	10.0%
Investment Grade Bond Funds	3.0%

Expected
Domestic Equity Funds	62.6%
Developed International Equity Funds	17.6%
Emerging Markets Equity Funds	5.2%
High Yield Bond Funds	10.0%
Investment Grade Bond Funds	4.6%

The fund invests according to an asset allocation strategy that becomes increasingly conservative over time. The six months ago allocation is based on the fund's holdings as of June 30, 2012. The current allocation is based on the fund's holdings as of December 31, 2012. The expected allocation represents the fund's anticipated allocation at June 30, 2013.

Annual Report

VIP Freedom 2050 Portfolio

Investments December 31, 2012

Showing Percentage of Net Assets

Domestic Equity Funds - 62.5%
	Shares	Value
Domestic Equity Funds - 62.5%
VIP Contrafund Portfolio Initial Class	5,438	$ 143,777
VIP Equity-Income Portfolio Initial Class	7,656	152,655
VIP Growth & Income Portfolio Initial Class	11,868	173,157
VIP Growth Portfolio Initial Class	3,414	143,573
VIP Mid Cap Portfolio Initial Class	1,398	42,713
VIP Value Portfolio Initial Class	9,027	113,736
VIP Value Strategies Portfolio Initial Class	5,086	56,505
TOTAL DOMESTIC EQUITY FUNDS (Cost $702,674)		826,116
International Equity Funds - 23.9%

Developed International Equity Funds - 18.3%
VIP Overseas Portfolio Initial Class	15,051	242,170
Emerging Markets Equity Funds - 5.6%
VIP Emerging Markets Portfolio Initial Class	8,402	73,519
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $279,355)		315,689
Bond Funds - 13.6%
	Shares	Value
High Yield Bond Funds - 10.1%
VIP High Income Portfolio Initial Class	22,917	$ 133,149
Investment Grade Bond Funds - 3.5%
VIP Investment Grade Bond Portfolio Initial Class	3,553	46,400
TOTAL BOND FUNDS (Cost $171,274)		179,549
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $1,153,303)		1,321,354
NET OTHER ASSETS (LIABILITIES) - 0.0%		(119)
NET ASSETS - 100%		$ 1,321,235
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom 2050 Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2012

Assets
Investment in securities, at value (cost $1,153,303) - See accompanying schedule		$ 1,321,354
Receivable for investments sold		236
Receivable for fund shares sold		362
Total assets		1,321,952

Liabilities
Payable for investments purchased	$ 331
Payable for fund shares redeemed	267
Distribution and service plan fees payable	119
Total liabilities		717

Net Assets		$ 1,321,235
Net Assets consist of:
Paid in capital		$ 1,150,380
Undistributed net investment income		335
Accumulated undistributed net realized gain (loss) on investments		2,469
Net unrealized appreciation (depreciation) on investments		168,051
Net Assets		$ 1,321,235

Statement of Assets and Liabilities - continued

December 31, 2012

Initial Class: Net Asset Value, offering price and redemption price per share ($441,150 ÷ 32,885 shares)	$ 13.41

Service Class: Net Asset Value, offering price and redemption price per share ($489,727 ÷ 36,516 shares)	$ 13.41

Service Class 2: Net Asset Value, offering price and redemption price per share ($390,358 ÷ 29,146 shares)	$ 13.39

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom 2050 Portfolio
Financial Statements - continued

Statement of Operations

	Year ended December 31, 2012

Investment Income
Income distributions from underlying funds		$ 27,084

Expenses
Distribution and service plan fees	$ 796
Independent trustees' compensation	2
Total expenses before reductions	798
Expense reductions	(2)	796
Net investment income (loss)		26,288
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	1,222
Capital gain distributions from underlying funds	12,630
Total net realized gain (loss)		13,852
Change in net unrealized appreciation (depreciation) on underlying funds		76,485
Net gain (loss)		90,337
Net increase (decrease) in net assets resulting from operations		$ 116,625

Statement of Changes in Net Assets

	Year ended December 31, 2012	Year ended December 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 26,288	$ 9,097
Net realized gain (loss)	13,852	109,278
Change in net unrealized appreciation (depreciation)	76,485	(124,717)
Net increase (decrease) in net assets resulting from operations	116,625	(6,342)
Distributions to shareholders from net investment income	(25,863)	(9,104)
Distributions to shareholders from net realized gain	(74,006)	(51,618)
Total distributions	(99,869)	(60,722)
Share transactions - net increase (decrease)	797,658	(352,075)
Total increase (decrease) in net assets	814,414	(419,139)

Net Assets
Beginning of period	506,821	925,960
End of period (including undistributed net investment income of $335 and undistributed net investment income of $0, respectively)	$ 1,321,235	$ 506,821

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2012	2011	2010	2009 F
Selected Per-Share Data
Net asset value, beginning of period	$ 13.34	$ 15.82	$ 14.01	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.47	.26	.39	.26
Net realized and unrealized gain (loss)	1.72	(1.03)	2.06	4.01
Total from investment operations	2.19	(.77)	2.45	4.27
Distributions from net investment income	(.28)	(.28)	(.28)	(.25)
Distributions from net realized gain	(1.84)	(1.43)	(.36)	(.01)
Total distributions	(2.12)	(1.71)	(.64)	(.26)
Net asset value, end of period	$ 13.41	$ 13.34	$ 15.82	$ 14.01
Total Return B,C	17.64%	(4.93)%	17.58%	42.70%
Ratios to Average Net Assets E,G
Expenses before reductions	.00%	.00%	.00%	.00% A
Expenses net of fee waivers, if any	.00%	.00%	.00%	.00% A
Expenses net of all reductions	.00%	.00%	.00%	.00% A
Net investment income (loss)	3.57%	1.67%	2.64%	2.76% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 441	$ 253	$ 666	$ 159
Portfolio turnover rate	24%	92%	50%	4% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Calculated based on average shares outstanding during the period.

E Amounts do not include the activity of the Underlying Funds.

F For the period April 8, 2009 (commencement of operations) to December 31, 2009.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

Financial Highlights - Service Class

Years ended December 31,	2012	2011	2010	2009 F
Selected Per-Share Data
Net asset value, beginning of period	$ 13.34	$ 15.82	$ 14.00	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.46	.25	.37	.25
Net realized and unrealized gain (loss)	1.73	(1.04)	2.07	4.00
Total from investment operations	2.19	(.79)	2.44	4.25
Distributions from net investment income	(.27)	(.26)	(.26)	(.24)
Distributions from net realized gain	(1.84)	(1.43)	(.36)	(.01)
Total distributions	(2.12) H	(1.69)	(.62)	(.25)
Net asset value, end of period	$ 13.41	$ 13.34	$ 15.82	$ 14.00
Total Return B,C	17.59%	(5.06)%	17.53%	42.51%
Ratios to Average Net Assets E,G
Expenses before reductions	.10%	.10%	.10%	.10% A
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10% A
Expenses net of all reductions	.10%	.10%	.10%	.10% A
Net investment income (loss)	3.47%	1.57%	2.54%	2.66% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 490	$ 91	$ 118	$ 143
Portfolio turnover rate	24%	92%	50%	4% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Calculated based on average shares outstanding during the period.

E Amounts do not include the activity of the Underlying Funds.

F For the period April 8, 2009 (commencement of operations) to December 31, 2009.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

H Total distributions of $2.12 per share is comprised of distributions from net investment income of $.272 and distributions from net realized gain of $1.843 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2012	2011	2010	2009 F
Selected Per-Share Data
Net asset value, beginning of period	$ 13.33	$ 15.81	$ 14.00	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.43	.22	.35	.23
Net realized and unrealized gain (loss)	1.73	(1.02)	2.06	4.01
Total from investment operations	2.16	(.80)	2.41	4.24
Distributions from net investment income	(.26)	(.25)	(.24)	(.23)
Distributions from net realized gain	(1.84)	(1.43)	(.36)	(.01)
Total distributions	(2.10)	(1.68)	(.60)	(.24)
Net asset value, end of period	$ 13.39	$ 13.33	$ 15.81	$ 14.00
Total Return B,C	17.38%	(5.16)%	17.30%	42.37%
Ratios to Average Net Assets E,G
Expenses before reductions	.25%	.25%	.25%	.25% A
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25% A
Expenses net of all reductions	.25%	.25%	.25%	.25% A
Net investment income (loss)	3.32%	1.42%	2.39%	2.51% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 390	$ 163	$ 142	$ 147
Portfolio turnover rate	24%	92%	50%	4% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Calculated based on average shares outstanding during the period.

E Amounts do not include the activity of the Underlying Funds.

F For the period April 8, 2009 (commencement of operations) to December 31, 2009.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2012

1. Organization.

VIP Freedom Income Portfolio, VIP Freedom 2005 Portfolio, VIP Freedom 2010 Portfolio, VIP Freedom 2015 Portfolio, VIP Freedom 2020 Portfolio, VIP Freedom 2025 Portfolio, VIP Freedom 2030 Portfolio, VIP Freedom 2035 Portfolio, VIP Freedom 2040 Portfolio, VIP Freedom 2045 Portfolio and VIP Freedom 2050 Portfolio (the Funds) are funds of Variable Insurance Products Fund V. Variable Insurance Products Fund V (the Trust) (referred to in this report as Fidelity Variable Insurance Products) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each Fund is authorized to issue an unlimited number of shares. The Funds invest primarily in a combination of other VIP equity, bond, and short-term funds (the Underlying Funds) managed by Fidelity Management & Research Company (FMR). Shares of each Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. Each Fund offers three classes of shares: Initial Class shares, Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows. Investments in the Underlying Funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the Underlying Funds. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of December 31, 2012, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities and other investments
VIP Freedom Income	$ 22,844,033	$ 664,945	$ (360,635)	$ 304,310
VIP Freedom 2005	6,599,048	167,771	(368,108)	(200,337)
VIP Freedom 2010	217,364,289	11,175,188	(9,689,147)	1,486,041
VIP Freedom 2015	100,234,884	8,709,799	(5,288,567)	3,421,232
VIP Freedom 2020	596,986,130	49,915,972	(22,888,930)	27,027,042
VIP Freedom 2025	65,037,120	4,963,783	(2,594,462)	2,369,321
VIP Freedom 2030	162,300,118	12,205,135	(8,672,116)	3,533,019
VIP Freedom 2035	871,738	177,142	(8,704)	168,438
VIP Freedom 2040	8,273,656	401,067	(123,836)	277,231
VIP Freedom 2045	607,378	152,698	(4,475)	148,223
VIP Freedom 2050	1,156,610	177,172	(12,428)	164,744

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Capital loss carryforward	Net unrealized appreciation (depreciation)
VIP Freedom Income	$ 7,881	$ 128,727	$ -	$ 304,310
VIP Freedom 2005	-	-	(76,635)	(200,337)
VIP Freedom 2010	-	1,712,886	-	1,486,041
VIP Freedom 2015	24,533	1,109,589	-	3,421,232
VIP Freedom 2020	97,759	5,352,850	-	27,027,042
VIP Freedom 2025	-	634,417	-	2,369,321
VIP Freedom 2030	33,353	1,359,172	-	3,533,019
VIP Freedom 2035	341	6,198	-	168,438
VIP Freedom 2040	1,590	41,599	-	277,231
VIP Freedom 2045	-	3,869	-	148,223
VIP Freedom 2050	336	5,776	-	164,744

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
	2018	Total with expiration
VIP Freedom 2005	$ (76,635)	$ (76,635)

Annual Report

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

December 31, 2012
	Ordinary Income	Long-term Capital Gains	Total
VIP Freedom Income	$ 500,644	$ 117,873	$ 618,517
VIP Freedom 2005	143,231	-	143,231
VIP Freedom 2010	5,608,538	974,973	6,583,511
VIP Freedom 2015	3,062,355	627,074	3,689,429
VIP Freedom 2020	16,177,717	2,093,686	18,271,403
VIP Freedom 2025	1,626,511	190,579	1,817,090
VIP Freedom 2030	4,212,575	353,242	4,565,817
VIP Freedom 2035	23,348	-	23,348
VIP Freedom 2040	192,615	2,142	194,757
VIP Freedom 2045	17,315	12,041	29,356
VIP Freedom 2050	29,906	69,963	99,869
December 31, 2011
	Ordinary Income	Long-term Capital Gains	Total
VIP Freedom Income	$ 436,063	$ -	$ 436,063
VIP Freedom 2005	154,108	-	154,108
VIP Freedom 2010	4,416,607	15,059	4,431,666
VIP Freedom 2015	2,574,273	-	2,574,273
VIP Freedom 2020	12,346,744	-	12,346,744
VIP Freedom 2025	1,128,338	-	1,128,338
VIP Freedom 2030	2,776,265	-	2,776,265
VIP Freedom 2035	9,742	547	10,289
VIP Freedom 2040	60,123	-	60,123
VIP Freedom 2045	6,710	7,867	14,577
VIP Freedom 2050	60,722	-	60,722

3. Purchases and Sales of Investments.

Purchases and redemptions of the Underlying Fund shares are noted in the table below.

	Purchases ($)	Redemptions ($)
VIP Freedom Income	10,727,146	9,527,769
VIP Freedom 2005	2,293,302	1,791,878
VIP Freedom 2010	60,148,078	35,642,629
VIP Freedom 2015	28,892,512	35,300,677
VIP Freedom 2020	150,098,001	86,692,830
VIP Freedom 2025	32,587,152	19,453,424
VIP Freedom 2030	57,192,020	24,823,710
VIP Freedom 2035	637,364	124,154
VIP Freedom 2040	7,644,230	2,254,170
VIP Freedom 2045	448,982	76,279
VIP Freedom 2050	918,111	181,309

4. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers, Inc. (Strategic Advisers), an affiliate of FMR, provides the Funds with investment management related services. The Funds do not pay any fees for these services.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Other Transactions. Strategic Advisers has entered into an administration agreement with FMR under which FMR provides management and administrative services (other than investment advisory services) necessary for the operation of each Fund. Pursuant to this agreement, FMR pays all expenses of each Fund, excluding the distribution and service fees, the compensation of the independent Trustees and certain other expenses such as interest expense. FMR also contracts with other Fidelity companies to perform the services necessary for the operation of each Fund. The Funds do not pay any fees for these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Funds have adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were reallowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

	Service Class	Service Class 2	Total
VIP Freedom Income	$ 2,263	$ 17,287	$ 19,550
VIP Freedom 2005	129	499	628
VIP Freedom 2010	21,945	380,357	402,302
VIP Freedom 2015	6,283	146,129	152,412
VIP Freedom 2020	41,657	1,217,931	1,259,588
VIP Freedom 2025	7,547	82,010	89,557
VIP Freedom 2030	30,945	192,625	223,570
VIP Freedom 2035	98	1,074	1,172
VIP Freedom 2040	3,101	821	3,922
VIP Freedom 2045	104	664	768
VIP Freedom 2050	176	620	796

5. Expense Reductions.

FMR voluntarily agreed to reimburse funds to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

The following classes of each applicable Fund were in reimbursement during the period:

	Expense Limitations	Reimbursement
VIP Freedom Income
Initial Class	-%	$ 46
Service Class	.10%	8
Service Class 2.25%		24
VIP Freedom 2005
Initial Class	-%	20
Service Class 2.25%		1
VIP Freedom 2010
Initial Class	-%	88
Service Class	.10%	77
Service Class 2.25%		534
VIP Freedom 2015
Initial Class	-%	135
Service Class	.10%	22
Service Class 2.25%		208

Annual Report

5. Expense Reductions - continued

	Expense Limitations	Reimbursement from adviser
VIP Freedom 2020
Initial Class	-%	$ 196
Service Class	.10%	146
Service Class 2.25%		1,710
VIP Freedom 2025
Initial Class	-%	59
Service Class	.10%	27
Service Class 2.25%		115
VIP Freedom 2030
Initial Class	-%	130
Service Class	.10%	107
Service Class 2.25%		268
VIP Freedom 2035
Service Class 2.25%		2
VIP Freedom 2040
Initial Class	-%	8
Service Class	.10%	10
Service Class 2.25%		1
VIP Freedom 2045
Service Class 2.25%		1
VIP Freedom 2050
Service Class	.10%	2

6. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2012	2011
VIP Freedom Income
From net investment income
Initial Class	$ 208,805	$ 195,722
Service Class	35,216	37,230
Service Class 2	78,395	124,660
Total	$ 322,416	$ 357,612
From net realized gain
Initial Class	$ 175,382	$ 40,602
Service Class	31,602	8,022
Service Class 2	89,117	29,827
Total	$ 296,101	$ 78,451

Annual Report

Notes to Financial Statements - continued

6. Distributions to Shareholders - continued

Years ended December 31,	2012	2011
VIP Freedom 2005
From net investment income
Initial Class	$ 95,401	$ 98,956
Service Class	2,725	2,218
Service Class 2	3,488	27,730
Total	$ 101,614	$ 128,904
From net realized gain
Initial Class	$ 38,826	$ 19,170
Service Class	1,163	458
Service Class 2	1,628	5,576
Total	$ 41,617	$ 25,204
VIP Freedom 2010
From net investment income
Initial Class	$ 513,310	$ 476,833
Service Class	412,676	427,907
Service Class 2	2,741,808	2,596,925
Total	$ 3,667,794	$ 3,501,665
From net realized gain
Initial Class	$ 357,937	$ 116,725
Service Class	320,340	108,547
Service Class 2	2,237,440	704,729
Total	$ 2,915,717	$ 930,001
VIP Freedom 2015
From net investment income
Initial Class	$ 717,161	$ 826,838
Service Class	123,156	171,855
Service Class 2	1,049,605	1,045,079
Total	$ 1,889,922	$ 2,043,772
From net realized gain
Initial Class	$ 643,418	$ 200,335
Service Class	117,879	42,769
Service Class 2	1,038,210	287,397
Total	$ 1,799,507	$ 530,501
VIP Freedom 2020
From net investment income
Initial Class	$ 1,157,821	$ 1,049,292
Service Class	865,656	778,227
Service Class 2	9,191,892	8,558,653
Total	$ 11,215,369	$ 10,386,172
From net realized gain
Initial Class	$ 657,453	$ 181,696
Service Class	509,270	140,856
Service Class 2	5,889,311	1,638,020
Total	$ 7,056,034	$ 1,960,572
VIP Freedom 2025
From net investment income
Initial Class	$ 322,574	$ 332,511
Service Class	294,901	150,864
Service Class 2	519,975	486,789
Total	$ 1,137,450	$ 970,164
From net realized gain
Initial Class	$ 186,098	$ 50,800
Service Class	147,320	23,707
Service Class 2	346,222	83,667
Total	$ 679,640	$ 158,174

Annual Report

6. Distributions to Shareholders - continued

Years ended December 31,	2012	2011
VIP Freedom 2030
From net investment income
Initial Class	$ 810,230	$ 662,495
Service Class	633,316	589,888
Service Class 2	1,755,990	1,163,344
Total	$ 3,199,536	$ 2,415,727
From net realized gain
Initial Class	$ 330,540	$ 92,441
Service Class	280,641	86,325
Service Class 2	755,100	181,772
Total	$ 1,366,281	$ 360,538
VIP Freedom 2035
From net investment income
Initial Class	$ 2,496	$ 1,899
Service Class	1,942	1,654
Service Class 2	14,646	4,689
Total	$ 19,084	$ 8,242
From net realized gain
Initial Class	$ 525	$ 445
Service Class	429	420
Service Class 2	3,310	1,182
Total	$ 4,264	$ 2,047
VIP Freedom 2040
From net investment income
Initial Class	$ 63,792	$ 31,680
Service Class	85,249	20,912
Service Class 2	10,008	2,975
Total	$ 159,049	$ 55,567
From net realized gain
Initial Class	$ 14,342	$ 2,544
Service Class	19,029	1,743
Service Class 2	2,337	269
Total	$ 35,708	$ 4,556
VIP Freedom 2045
From net investment income
Initial Class	$ 2,686	$ 1,932
Service Class	2,545	1,740
Service Class 2	8,953	2,559
Total	$ 14,184	$ 6,231
From net realized gain
Initial Class	$ 3,882	$ 2,739
Service Class	3,727	2,654
Service Class 2	7,563	2,953
Total	$ 15,172	$ 8,346
VIP Freedom 2050
From net investment income
Initial Class	$ 8,896	$ 4,684
Service Class	9,703	1,588
Service Class 2	7,264	2,832
Total	$ 25,863	$ 9,104
From net realized gain
Initial Class	$ 36,328	$ 26,549
Service Class	13,771	8,828
Service Class 2	23,907	16,241
Total	$ 74,006	$ 51,618

Annual Report

Notes to Financial Statements - continued

7. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2012	2011	2012	2011
VIP Freedom Income
Initial Class
Shares sold	506,250	543,622	$ 5,321,423	$ 5,666,542
Reinvestment of distributions	36,517	23,169	384,187	236,324
Shares redeemed	(272,479)	(582,469)	(2,874,050)	(6,065,963)
Net increase (decrease)	270,288	(15,678)	$ 2,831,560	$ (163,097)
Service Class
Shares sold	82,410	316,591	$ 870,420	$ 3,328,350
Reinvestment of distributions	6,352	4,432	66,818	45,252
Shares redeemed	(100,761)	(92,529)	(1,053,819)	(964,609)
Net increase (decrease)	(11,999)	228,494	$ (116,581)	$ 2,408,993
Service Class 2
Shares sold	322,518	402,000	$ 3,394,259	$ 4,158,851
Reinvestment of distributions	15,998	15,190	167,513	154,487
Shares redeemed	(481,884)	(371,665)	(5,045,135)	(3,842,928)
Net increase (decrease)	(143,368)	45,525	$ (1,483,363)	$ 470,410
VIP Freedom 2005
Initial Class
Shares sold	132,470	127,726	$ 1,382,914	$ 1,305,070
Reinvestment of distributions	12,771	11,980	134,226	118,126
Shares redeemed	(109,991)	(178,877)	(1,139,278)	(1,815,207)
Net increase (decrease)	35,250	(39,171)	$ 377,862	$ (392,011)
Service Class
Shares sold	9,826	7,624	$ 102,541	$ 77,113
Reinvestment of distributions	370	271	3,888	2,676
Shares redeemed	(3,024)	(16,002)	(31,330)	(161,474)
Net increase (decrease)	7,172	(8,107)	$ 75,099	$ (81,685)
Service Class 2
Shares sold	8,838	142,912	$ 92,263	$ 1,423,341
Reinvestment of distributions	487	3,381	5,116	33,306
Shares redeemed	(8,497)	(138,887)	(85,318)	(1,369,739)
Net increase (decrease)	828	7,406	$ 12,061	$ 86,908
VIP Freedom 2010
Initial Class
Shares sold	810,762	464,447	$ 8,897,928	$ 4,963,243
Reinvestment of distributions	78,947	57,516	871,247	593,558
Shares redeemed	(599,458)	(482,640)	(6,576,629)	(5,181,548)
Net increase (decrease)	290,251	39,323	$ 3,192,546	$ 375,253
Service Class
Shares sold	600,572	588,287	$ 6,665,476	$ 6,354,925
Reinvestment of distributions	66,530	52,037	733,016	536,454
Shares redeemed	(555,332)	(425,148)	(6,060,774)	(4,547,355)
Net increase (decrease)	111,770	215,176	$ 1,337,718	$ 2,344,024
Service Class 2
Shares sold	2,733,936	3,362,539	$ 29,882,425	$ 35,801,452
Reinvestment of distributions	453,521	321,514	4,979,248	3,301,654
Shares redeemed	(1,388,708)	(1,562,905)	(15,121,458)	(16,621,602)
Net increase (decrease)	1,798,749	2,121,148	$ 19,740,215	$ 22,481,504

Annual Report

7. Share Transactions - continued

	Shares		Dollars
Years ended December 31,	2012	2011	2012	2011
VIP Freedom 2015
Initial Class
Shares sold	672,186	850,771	$ 7,512,932	$ 9,246,584
Reinvestment of distributions	122,757	98,957	1,360,579	1,027,173
Shares redeemed	(1,290,134)	(901,866)	(14,331,975)	(9,801,615)
Net increase (decrease)	(495,191)	47,862	$ (5,458,464)	$ 472,142
Service Class
Shares sold	381,833	717,209	$ 4,217,950	$ 7,691,501
Reinvestment of distributions	21,773	20,697	241,035	214,624
Shares redeemed	(561,029)	(246,215)	(6,154,990)	(2,641,295)
Net increase (decrease)	(157,423)	491,691	$ (1,696,005)	$ 5,264,830
Service Class 2
Shares sold	973,937	1,160,410	$ 10,760,312	$ 12,483,558
Reinvestment of distributions	189,185	128,866	2,087,815	1,332,475
Shares redeemed	(1,080,658)	(1,214,512)	(11,900,658)	(13,110,493)
Net increase (decrease)	82,464	74,764	$ 947,469	$ 705,540
VIP Freedom 2020
Initial Class
Shares sold	1,647,927	1,431,567	$ 18,136,371	$ 15,478,055
Reinvestment of distributions	163,724	120,449	1,815,274	1,230,988
Shares redeemed	(1,302,769)	(1,147,522)	(14,476,639)	(12,307,636)
Net increase (decrease)	508,882	404,494	$ 5,475,006	$ 4,401,407
Service Class
Shares sold	922,752	1,052,615	$ 10,165,437	$ 11,359,843
Reinvestment of distributions	124,227	90,106	1,374,926	919,083
Shares redeemed	(568,382)	(674,788)	(6,216,861)	(7,210,331)
Net increase (decrease)	478,597	467,933	$ 5,323,502	$ 5,068,595
Service Class 2
Shares sold	6,045,967	13,613,924	$ 65,633,205	$ 144,846,404
Reinvestment of distributions	1,367,811	1,002,623	15,081,203	10,196,673
Shares redeemed	(2,763,924)	(2,071,647)	(30,408,681)	(21,956,318)
Net increase (decrease)	4,649,854	12,544,900	$ 50,305,727	$ 133,086,759
VIP Freedom 2025
Initial Class
Shares sold	233,426	316,493	$ 2,546,455	$ 3,360,409
Reinvestment of distributions	46,086	38,255	508,672	383,311
Shares redeemed	(242,195)	(460,823)	(2,657,164)	(4,896,785)
Net increase (decrease)	37,317	(106,075)	$ 397,963	$ (1,153,065)
Service Class
Shares sold	1,168,675	664,334	$ 13,125,656	$ 6,956,093
Reinvestment of distributions	40,016	17,440	442,221	174,571
Shares redeemed	(442,575)	(103,678)	(4,814,177)	(1,089,627)
Net increase (decrease)	766,116	578,096	$ 8,753,700	$ 6,041,037
Service Class 2
Shares sold	1,282,953	722,933	$ 13,795,302	$ 7,498,084
Reinvestment of distributions	78,879	57,217	866,197	570,455
Shares redeemed	(991,383)	(366,230)	(10,870,675)	(3,841,573)
Net increase (decrease)	370,449	413,920	$ 3,790,824	$ 4,226,966

Annual Report

Notes to Financial Statements - continued

7. Share Transactions - continued

	Shares		Dollars
Years ended December 31,	2012	2011	2012	2011
VIP Freedom 2030
Initial Class
Shares sold	898,656	804,180	$ 9,463,981	$ 8,224,380
Reinvestment of distributions	106,281	77,829	1,140,770	754,936
Shares redeemed	(564,704)	(558,805)	(6,095,956)	(5,715,678)
Net increase (decrease)	440,233	323,204	$ 4,508,795	$ 3,263,638
Service Class
Shares sold	664,672	1,124,643	$ 7,022,022	$ 11,604,879
Reinvestment of distributions	85,273	69,785	913,957	676,213
Shares redeemed	(736,616)	(503,954)	(7,785,898)	(5,160,071)
Net increase (decrease)	13,329	690,474	$ 150,081	$ 7,121,021
Service Class 2
Shares sold	3,362,116	2,397,724	$ 35,481,817	$ 24,438,048
Reinvestment of distributions	234,938	139,102	2,511,089	1,345,116
Shares redeemed	(1,056,441)	(1,233,591)	(11,181,931)	(12,571,282)
Net increase (decrease)	2,540,613	1,303,235	$ 26,810,975	$ 13,211,882
VIP Freedom 2035
Initial Class
Shares sold	1,405	517	$ 20,852	$ 7,378
Reinvestment of distributions	194	168	3,021	2,344
Shares redeemed	(489)	(1,837)	(7,420)	(27,110)
Net increase (decrease)	1,110	(1,152)	$ 16,453	$ (17,388)
Service Class
Shares sold	-	-	$ -	$ -
Reinvestment of distributions	152	148	2,370	2,074
Shares redeemed	-	(1,496)	-	(22,170)
Net increase (decrease)	152	(1,348)	$ 2,370	$ (20,096)
Service Class 2
Shares sold	36,092	16,012	$ 555,796	$ 233,514
Reinvestment of distributions	1,155	420	17,956	5,871
Shares redeemed	(5,852)	(10,794)	(85,650)	(152,907)
Net increase (decrease)	31,395	5,638	$ 488,102	$ 86,478
VIP Freedom 2040
Initial Class
Shares sold	190,414	114,034	$ 2,787,250	$ 1,616,680
Reinvestment of distributions	5,266	2,599	78,134	34,224
Shares redeemed	(90,035)	(17,949)	(1,291,491)	(248,395)
Net increase (decrease)	105,645	98,684	$ 1,573,893	$ 1,402,509
Service Class
Shares sold	269,625	111,915	$ 3,978,915	$ 1,670,332
Reinvestment of distributions	7,029	1,720	104,277	22,655
Shares redeemed	(50,822)	(41,524)	(731,927)	(597,686)
Net increase (decrease)	225,832	72,111	$ 3,351,265	$ 1,095,301
Service Class 2
Shares sold	29,964	5,669	$ 436,786	$ 78,289
Reinvestment of distributions	833	247	12,345	3,244
Shares redeemed	(2,501)	(5,726)	(37,142)	(77,298)
Net increase (decrease)	28,296	190	$ 411,989	$ 4,235

Annual Report

7. Share Transactions - continued

	Shares		Dollars
Years ended December 31,	2012	2011	2012	2011
VIP Freedom 2045
Initial Class
Shares sold	1,911	215	$ 27,316	$ 3,017
Reinvestment of distributions	458	328	6,568	4,671
Shares redeemed	(288)	(1,725)	(4,149)	(24,843)
Net increase (decrease)	2,081	(1,182)	$ 29,735	$ (17,155)
Service Class
Shares sold	1,905	-	$ 28,391	$ -
Reinvestment of distributions	437	308	6,272	4,394
Shares redeemed	(64)	(1,560)	(965)	(22,468)
Net increase (decrease)	2,278	(1,252)	$ 33,698	$ (18,074)
Service Class 2
Shares sold	25,555	5,549	$ 366,613	$ 79,835
Reinvestment of distributions	1,144	390	16,516	5,512
Shares redeemed	(4,594)	(3,892)	(66,218)	(53,887)
Net increase (decrease)	22,105	2,047	$ 316,911	$ 31,460
VIP Freedom 2050
Initial Class
Shares sold	19,347	25,741	$ 252,461	$ 405,897
Reinvestment of distributions	3,546	2,281	45,224	31,233
Shares redeemed	(8,948)	(51,164)	(117,392)	(826,168)
Net increase (decrease)	13,945	(23,142)	$ 180,293	$ (389,038)
Service Class
Shares sold	28,158	-	$ 377,910	$ -
Reinvestment of distributions	1,818	770	23,474	10,416
Shares redeemed	(274)	(1,439)	(3,695)	(22,752)
Net increase (decrease)	29,702	(669)	$ 397,689	$ (12,336)
Service Class 2
Shares sold	17,914	6,757	$ 233,914	$ 103,745
Reinvestment of distributions	2,441	1,417	31,171	19,073
Shares redeemed	(3,452)	(4,906)	(45,409)	(73,519)
Net increase (decrease)	16,903	3,268	$ 219,676	$ 49,299

8. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

The Funds do not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Funds within their principal investment strategies may represent a significant portion of the Underlying Fund's net assets. At the end of the period, VIP Freedom 2020 was the owner of record of approximately 23% of the total outstanding shares of VIP Value Portfolio, and approximately 21% of the total outstanding shares of VIP Emerging Markets Portfolio.

The Funds, in aggregate, were the owners of record of more than 20% of the total outstanding shares of the following Underlying Funds.

Fund	% of shares held

VIP Emerging Markets Portfolio	41
VIP Value Portfolio	46

Annual Report

Notes to Financial Statements - continued

8. Other - continued

In addition, at the end of the period, FMR or its affiliates and certain otherwise unaffiliated shareholders each were owners of record of more than 10% of the outstanding shares of the following funds:

	Affiliated %	Number of Unaffiliated Shareholders	Unaffiliated Shareholders %
VIP Freedom Income	56	2	21
VIP Freedom 2005	94	-	-
VIP Freedom 2010	-	1	75
VIP Freedom 2015	30	1	29
VIP Freedom 2020	-	1	76
VIP Freedom 2025	19	3	60
VIP Freedom 2030	10	2	62
VIP Freedom 2035	22	4	68
VIP Freedom 2040	-	3	91
VIP Freedom 2045	38	3	51
VIP Freedom 2050	14	2	59

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund V and the Shareholders of VIP Freedom Income Portfolio, VIP Freedom 2005 Portfolio, VIP Freedom 2010 Portfolio, VIP Freedom 2015 Portfolio, VIP Freedom 2020 Portfolio, VIP Freedom 2025 Portfolio, VIP Freedom 2030 Portfolio, VIP Freedom 2035 Portfolio, VIP Freedom 2040 Portfolio, VIP Freedom 2045 Portfolio and VIP Freedom 2050 Portfolio:

We have audited the accompanying statements of assets and liabilities of VIP Freedom Income Portfolio, VIP Freedom 2005 Portfolio, VIP Freedom 2010 Portfolio, VIP Freedom 2015 Portfolio, VIP Freedom 2020 Portfolio, VIP Freedom 2025 Portfolio, VIP Freedom 2030 Portfolio, VIP Freedom 2035 Portfolio, VIP Freedom 2040 Portfolio, VIP Freedom 2045 Portfolio and VIP Freedom 2050 Portfolio (the Funds), each a fund of Variable Insurance Products Fund V, including the schedules of investments, as of December 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodians. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Freedom Income Portfolio, VIP Freedom 2005 Portfolio, VIP Freedom 2010 Portfolio, VIP Freedom 2015 Portfolio, VIP Freedom 2020 Portfolio, VIP Freedom 2025 Portfolio, VIP Freedom 2030 Portfolio, VIP Freedom 2035 Portfolio, VIP Freedom 2040 Portfolio, VIP Freedom 2045 Portfolio, and VIP Freedom 2050 Portfolio as of December 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2013

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each VIP Freedom Portfolio and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each VIP Freedom Portfolio's activities, review contractual arrangements with companies that provide services to each VIP Freedom Portfolio, oversee management of the risks associated with such activities and contractual arrangements, and review each VIP Freedom Portfolio's performance. If the interests of a VIP Freedom Portfolio and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the VIP Freedom Portfolios to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers and the Trustees would take reasonable steps to minimize and, if possible, eliminate the conflict. Except for Elizabeth S. Acton and James C. Curvey, each of the Trustees oversees 218 funds advised by FMR or an affiliate. Ms. Acton oversees 200 funds advised by FMR or an affiliate. Mr. Curvey oversees 452 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the month in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Albert R. Gamper, Jr. serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds and another Board oversees Fidelity's equity and high income funds. The asset allocation funds may invest in Fidelity funds that are overseen by such other Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Annual Report

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Abigail P. Johnson (51)

Year of Election or Appointment: 2009

Ms. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Ms. Johnson serves as President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (2011-present), Chairman and Director of FMR (2011-present), and the Vice Chairman and Director (2007-present) of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc., and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity funds (2001-2005), and managed a number of Fidelity funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (61)

Year of Election or Appointment: 2013

Ms. Acton is Trustee of certain Trusts. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (November 2011-April 2012), Executive Vice President, Chief Financial Officer (April 2002-November 2011), and Treasurer (May 2004-May 2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present).

Albert R. Gamper, Jr. (70)

Year of Election or Appointment: 2006

Mr. Gamper is Chairman of the Independent Trustees of the Fixed Income and Asset Allocation Funds (2012-present). Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), a member of the Board of Trustees, Rutgers University (2004-present), and Chairman of the Board of Barnabas Health Care System. Previously, Mr. Gamper served as Vice Chairman of the Independent Trustees of the Fixed Income and Asset Allocation Funds (2011-2012) and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (61)

Year of Election or Appointment: 2010

Mr. Gartland is Chairman and an investor in Gartland and Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (65)

Year of Election or Appointment: 2008

Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation (diversified power management, 2009-present), AGL Resources, Inc. (holding company, 2002-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008) and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (58)

Year of Election or Appointment: 2009

Previously, Mr. Kenneally served as a Member of the Advisory Board for certain Fidelity Fixed Income and Asset Allocation Funds (2008-2009). Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management (2003-2005). Mr. Kenneally was a Director of the Credit Suisse Funds (U.S. mutual funds, 2004-2008) and certain other closed-end funds (2004-2005) and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (72)

Year of Election or Appointment: 2007

Mr. Keyes serves as a member of the Boards of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, since 2002) and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, since 1998). Prior to his retirement, Mr. Keyes served as Chairman and Chief Executive Officer of Johnson Controls (automotive, building, and energy, 1998-2002) and as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (66)

Year of Election or Appointment: 2001

Ms. Knowles is Vice Chairman of the Independent Trustees of the Fixed Income and Asset Allocation Funds (2012-present). Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is an Honorary Trustee of the Brookings Institution and a member of the Board of the Catalina Island Conservancy and of the Santa Catalina Island Company (2009-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California and the Foundation Board of the School of Architecture at the University of Virginia (2007-present). Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007).

Kenneth L. Wolfe (73)

Year of Election or Appointment: 2005

Prior to his retirement, Mr. Wolfe served as Chairman and a Director (2007-2009) and Chairman and Chief Executive Officer (1994-2001) of Hershey Foods Corporation. He also served as a member of the Boards of Adelphia Communications Corporation (telecommunications, 2003-2006), Bausch & Lomb, Inc. (medical/pharmaceutical, 1993-2007), and Revlon, Inc. (personal care products, 2004-2009). Mr. Wolfe previously served as Chairman of the Independent Trustees of the Fixed Income and Asset Allocation Funds (2008-2012).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Executive Officers:

Correspondence intended for each executive officer may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Stephanie J. Dorsey (43)

Year of Election or Appointment: 2013

President and Treasurer of Fidelity's Fixed Income and Asset Allocation Funds. Ms. Dorsey also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Charles S. Morrison (52)

Year of Election or Appointment: 2012

Vice President of Fidelity's Fixed Income and Asset Allocation Funds. Mr. Morrison also serves as President, Fixed Income and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Fixed Income Division.

Derek L. Young (48)

Year of Election or Appointment: 2009

Vice President of Fidelity's Asset Allocation Funds. Mr. Young is also a Trustee of other investment companies advised by Strategic Advisers, Inc. (Strategic Advisers) (2012-present), President and a Director of Strategic Advisers (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

Andrew Windmueller (52)

Year of Election or Appointment: 2012

Vice President of Fidelity's Asset Allocation Funds. Mr. Windmueller also serves as Chief Investment Officer of Strategic Advisers, Inc. (2011-present), Chief Investment Officer for Global Asset Allocation Multi-Asset Class Strategies (2011-present), and is an employee of Fidelity Investments (2000-present).

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Ramon Herrera (38)

Year of Election or Appointment: 2012

Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds. Mr. Herrera also serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2004-present).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Michael H. Whitaker (45)

Year of Election or Appointment: 2008

Chief Compliance Officer of Fidelity's Fixed Income and Asset Allocation Funds. Mr. Whitaker also serves as Chief Compliance Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present). Mr. Whitaker is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Stephen Sadoski (41)

Year of Election or Appointment: 2013

Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds. Mr. Sadoski also serves as Deputy Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as Assistant Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2012-2013), an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Fixed Income and Asset Allocation Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer (2011-present) and Deputy Treasurer (2008-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Kenneth B. Robins (43)

Year of Election or Appointment: 2009

Assistant Treasurer of the Fidelity Fixed Income and Asset Allocation Funds. Mr. Robins also serves as President and Treasurer of other Fidelity funds (2008-present; 2010-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of each portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
VIP Freedom Income Portfolio
Initial Class	02/15/2013	02/15/2013	$0.001	$0.063
Service Class	02/15/2013	02/15/2013	$0.001	$0.063
Service Class 2	02/15/2013	02/15/2013	$0.001	$0.063
VIP Freedom 2005 Portfolio
Initial Class	02/15/2013	02/15/2013	$0.000	$0.000
Service Class	02/15/2013	02/15/2013	$0.000	$0.000
Service Class 2	02/15/2013	02/15/2013	$0.000	$0.000
VIP Freedom 2010 Portfolio
Initial Class	02/15/2013	02/15/2013	$0.000	$0.087
Service Class	02/15/2013	02/15/2013	$0.000	$0.087
Service Class 2	02/15/2013	02/15/2013	$0.000	$0.087
VIP Freedom 2015 Portfolio
Initial Class	02/15/2013	02/15/2013	$0.003	$0.120
Service Class	02/15/2013	02/15/2013	$0.003	$0.120
Service Class 2	02/15/2013	02/15/2013	$0.003	$0.120
VIP Freedom 2020 Portfolio
Initial Class	02/15/2013	02/15/2013	$0.002	$0.096
Service Class	02/15/2013	02/15/2013	$0.002	$0.096
Service Class 2	02/15/2013	02/15/2013	$0.002	$0.096
VIP Freedom 2025 Portfolio
Initial Class	02/15/2013	02/15/2013	$0.000	$0.105
Service Class	02/15/2013	02/15/2013	$0.000	$0.105
Service Class 2	02/15/2013	02/15/2013	$0.000	$0.105
VIP Freedom 2030 Portfolio
Initial Class	02/15/2013	02/15/2013	$0.003	$0.088
Service Class	02/15/2013	02/15/2013	$0.003	$0.088
Service Class 2	02/15/2013	02/15/2013	$0.003	$0.088
VIP Freedom 2035 Portfolio
Initial Class	02/15/2013	02/15/2013	$0.005	$0.084
Service Class	02/15/2013	02/15/2013	$0.005	$0.084
Service Class 2	02/15/2013	02/15/2013	$0.005	$0.084
VIP Freedom 2040 Portfolio
Initial Class	02/15/2013	02/15/2013	$0.003	$0.072
Service Class	02/15/2013	02/15/2013	$0.003	$0.072
Service Class 2	02/15/2013	02/15/2013	$0.003	$0.072
VIP Freedom 2045 Portfolio
Initial Class	02/15/2013	02/15/2013	$0.000	$0.064
Service Class	02/15/2013	02/15/2013	$0.000	$0.064
Service Class 2	02/15/2013	02/15/2013	$0.000	$0.064
VIP Freedom 2050 Portfolio
Initial Class	02/15/2013	02/15/2013	$0.003	$0.048
Service Class	02/15/2013	02/15/2013	$0.003	$0.048
Service Class 2	02/15/2013	02/15/2013	$0.003	$0.048

Annual Report

Distributions (Unaudited) - continued

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended December 31, 2012, or, if subsequently determined to be different, the net capital gain of such year:

VIP Freedom Income Portfolio	$132,212
VIP Freedom 2010 Portfolio	$1,739,666
VIP Freedom 2015 Portfolio	$1,115,240
VIP Freedom 2020 Portfolio	$5,435,448
VIP Freedom 2025 Portfolio	$660,214
VIP Freedom 2030 Portfolio	$1,374,261
VIP Freedom 2035 Portfolio	$6,198
VIP Freedom 2040 Portfolio	$41,599
VIP Freedom 2045 Portfolio	$5,191
VIP Freedom 2050 Portfolio	$5,827

A percentage of the dividends distributed during the fiscal year for the following funds were derived from interest on U.S. Government securities which is generally exempt from state income tax:

VIP Freedom Income Portfolio
Initial Class	4.01%
Service Class	4.01%
Service Class 2	4.01%
VIP Freedom 2005 Portfolio
Initial Class	3.31%
Service Class	3.31%
Service Class 2	3.31%
VIP Freedom 2010 Portfolio
Initial Class	3.08%
Service Class	3.08%
Service Class 2	3.08%
VIP Freedom 2015 Portfolio
Initial Class	2.95%
Service Class	2.95%
Service Class 2	2.95%
VIP Freedom 2020 Portfolio
Initial Class	2.83%
Service Class	2.83%
Service Class 2	2.83%
VIP Freedom 2025 Portfolio
Initial Class	2.11%
Service Class	2.11%
Service Class 2	2.11%
VIP Freedom 2030 Portfolio
Initial Class	1.98%
Service Class	1.98%
Service Class 2	1.98%

Annual Report

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

	February 2012	December 2012
VIP Freedom Income Portfolio
Initial Class	0%	10%
Service Class	0%	10%
Service Class 2	0%	11%
VIP Freedom 2005 Portfolio
Initial Class	0%	18%
Service Class	0%	18%
Service Class 2	0%	19%
VIP Freedom 2010 Portfolio
Initial Class	0%	19%
Service Class	0%	20%
Service Class 2	0%	21%
VIP Freedom 2015 Portfolio
Initial Class	16%	18%
Service Class	16%	18%
Service Class 2	16%	19%
VIP Freedom 2020 Portfolio
Initial Class	0%	22%
Service Class	0%	22%
Service Class 2	0%	24%
VIP Freedom 2025 Portfolio
Initial Class	0%	25%
Service Class	0%	25%
Service Class 2	0%	28%
VIP Freedom 2030 Portfolio
Initial Class	0%	28%
Service Class	0%	29%
Service Class 2	0%	31%
VIP Freedom 2035 Portfolio
Initial Class	0%	37%
Service Class	0%	38%
Service Class 2	0%	39%
VIP Freedom 2040 Portfolio
Initial Class	0%	36%
Service Class	0%	38%
Service Class 2	0%	39%
VIP Freedom 2045 Portfolio
Initial Class	0%	36%
Service Class	0%	38%
Service Class 2	0%	39%
VIP Freedom 2050 Portfolio
Initial Class	0%	40%
Service Class	0%	40%
Service Class 2	0%	43%

Annual Report

Distributions (Unaudited) - continued

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

Fund	Pay Date	Income	Taxes
VIP Freedom Income Portfolio
Initial Class	12/28/2012	$0.013	$0.001
Service Class	12/28/2012	$0.012	$0.001
Service Class 2	12/28/2012	$0.011	$0.001
VIP Freedom 2005 Portfolio
Initial Class	12/28/2012	$0.022	$0.001
Service Class	12/28/2012	$0.022	$0.001
Service Class 2	12/28/2012	$0.020	$0.001
VIP Freedom 2010 Portfolio
Initial Class	12/28/2012	$0.033	$0.002
Service Class	12/28/2012	$0.032	$0.002
Service Class 2	12/28/2012	$0.031	$0.002
VIP Freedom 2015 Portfolio
Initial Class	12/28/2012	$0.035	$0.002
Service Class	12/28/2012	$0.034	$0.002
Service Class 2	12/28/2012	$0.033	$0.002
VIP Freedom 2020 Portfolio
Initial Class	12/28/2012	$0.039	$0.002
Service Class	12/28/2012	$0.038	$0.002
Service Class 2	12/28/2012	$0.036	$0.002
VIP Freedom 2025 Portfolio
Initial Class	12/28/2012	$0.041	$0.002
Service Class	12/28/2012	$0.040	$0.002
Service Class 2	12/28/2012	$0.037	$0.002
VIP Freedom 2030 Portfolio
Initial Class	12/28/2012	$0.047	$0.002
Service Class	12/28/2012	$0.045	$0.002
Service Class 2	12/28/2012	$0.043	$0.002
VIP Freedom 2035 Portfolio
Initial Class	12/28/2012	$0.077	$0.004
Service Class	12/28/2012	$0.074	$0.004
Service Class 2	12/28/2012	$0.072	$0.004
VIP Freedom 2040 Portfolio
Initial Class	12/28/2012	$0.069	$0.004
Service Class	12/28/2012	$0.067	$0.004
Service Class 2	12/28/2012	$0.065	$0.004
VIP Freedom 2045 Portfolio
Initial Class	12/28/2012	$0.073	$0.004
Service Class	12/28/2012	$0.070	$0.004
Service Class 2	12/28/2012	$0.068	$0.004
VIP Freedom 2050 Portfolio
Initial Class	12/28/2012	$0.068	$0.004
Service Class	12/28/2012	$0.067	$0.004
Service Class 2	12/28/2012	$0.064	$0.004

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Freedom Funds

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and administration agreement (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established three standing committees, Operations, Audit, and Governance and Nominating, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and, among other matters, considers matters specifically related to the annual consideration of the renewal of each fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its September 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of each fund and its shareholders and the fact that no fees are payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. In reaching its determination, the Board was aware that shareholders in each fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Strategic Advisers, Inc. (Strategic Advisers), and the administrator, FMR, including the backgrounds of the funds' investment personnel, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Strategic Advisers' investment staff, including its size, education, experience, and resources, as well as Strategic Advisers' and FMR's approach to recruiting, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Strategic Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR and its affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a sector neutral investment approach for certain funds and utilizing a team of portfolio managers to manage certain sector-neutral funds; (vi) rationalizing product lines and gaining increased efficiencies through combinations of several funds with other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment Performance. The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed each fund's absolute investment performance for each class, as well as each fund's relative investment performance for each class measured over multiple periods, as available, against a proprietary custom index. The Board noted that FMR believes that no meaningful peer group exists for the funds, given that competitor funds with the same target date can differ significantly in their asset allocation strategy, degree of active management, and/or glide path construction.

For VIP Freedom 2005 Portfolio, VIP Freedom 2010 Portfolio, VIP Freedom 2015 Portfolio, VIP Freedom 2020 Portfolio, VIP Freedom 2025 Portfolio, VIP Freedom 2030 Portfolio, and VIP Freedom Income Portfolio, the following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, the cumulative total returns of Initial Class and Service Class 2 of the fund and the cumulative total returns of a proprietary custom index ("benchmark"). The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on five-year performance).

Because VIP Freedom 2035 Portfolio, VIP Freedom 2040 Portfolio, VIP Freedom 2045 Portfolio, and VIP Freedom 2050 Portfolio had been in existence less than three calendar years, for each such fund the following chart considered by the Board shows, for the one-year period ended December 31, 2011, the total returns of Initial Class and Service Class 2 of the fund and the total return of a proprietary custom index ("benchmark"). The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively.

For each fund, the proprietary custom index is an index developed by FMR that represents the performance of the fund's asset classes according to their respective weightings, adjusted on the last day of every month to reflect the fund's increasingly conservative asset allocations over time (for each fund other than VIP Freedom Income Portfolio).

VIP Freedom 2005 Portfolio

The Board noted that the investment performance of Initial Class of the fund compared favorably to its benchmark for the three- and five-year periods, although the fund's one-year total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Annual Report

VIP Freedom 2010 Portfolio

The Board noted that the investment performance of the fund was lower than its benchmark for the one- and five-year periods, although the three-year cumulative total return of Initial Class compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

VIP Freedom 2015 Portfolio

The Board noted that the investment performance of the fund was lower than its benchmark for the one- and five-year periods, although the three-year cumulative total return of Initial Class compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

VIP Freedom 2020 Portfolio

The Board noted that the investment performance of the fund was lower than its benchmark for the one- and five-year periods, although the three-year cumulative total return of Initial Class compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

VIP Freedom 2025 Portfolio

The Board noted that the investment performance of the fund was lower than its benchmark for the one- and five-year periods, although the three-year cumulative total return of Initial Class compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Annual Report

VIP Freedom 2030 Portfolio

The Board noted that the investment performance of the fund was lower than its benchmark for the one- and five-year periods, although the three-year cumulative total return of Initial Class compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

VIP Freedom 2035 Portfolio

The Board noted that the investment performance of the fund was lower than its benchmark for the period shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board noted that it is difficult to evaluate in any comprehensive fashion the performance of the fund, in light of its relatively recent commencement of operations.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

VIP Freedom 2040 Portfolio

The Board noted that the investment performance of the fund was lower than its benchmark for the period shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board noted that it is difficult to evaluate in any comprehensive fashion the performance of the fund, in light of its relatively recent commencement of operations.

VIP Freedom 2045 Portfolio

The Board noted that the investment performance of the fund was lower than its benchmark for the period shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board noted that it is difficult to evaluate in any comprehensive fashion the performance of the fund, in light of its relatively recent commencement of operations.

Annual Report

VIP Freedom 2050 Portfolio

The Board noted that the investment performance of the fund was lower than its benchmark for the period shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board noted that it is difficult to evaluate in any comprehensive fashion the performance of the fund, in light of its relatively recent commencement of operations.

VIP Freedom Income Portfolio

The Board noted that the investment performance of Initial Class of the fund compared favorably to its benchmark for the three- and five-year periods, although the fund's one-year total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should benefit each fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board noted that the funds do not pay Strategic Advisers a management fee for investment advisory services. The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes, and also considered that each fund bears indirectly the expenses of the underlying funds in which it invests. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a TMG % of 0% means that 100% of the funds in the Total Mapped Group had higher management fees than a fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee ranked, is also included in the charts and considered by the Board.

VIP Freedom 2005 Portfolio

VIP Freedom 2010 Portfolio

Annual Report

VIP Freedom 2015 Portfolio

VIP Freedom 2020 Portfolio

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

VIP Freedom 2025 Portfolio

VIP Freedom 2030 Portfolio

Annual Report

VIP Freedom 2035 Portfolio

VIP Freedom 2040 Portfolio

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

VIP Freedom 2045 Portfolio

VIP Freedom 2050 Portfolio

Annual Report

VIP Freedom Income Portfolio

The Board noted that each fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of the total expense ratio of each class of each fund, the Board noted that each fund invests in Initial Class of the underlying fund to avoid charging fund-paid 12b-1 fees at both fund levels. The Board considered that the funds do not pay transfer agent fees. Instead, Initial Class of each underlying fund bears its pro rata portion of each fund's transfer agent fee according to the percentage of each fund's assets invested in that underlying fund. The Board further noted that FMR pays all other expenses of each fund, with limited exceptions.

The Board noted that the total expense ratio of each of Initial Class and Service Class of each fund ranked below its competitive median for 2011 and the total expense ratio of Service Class 2 of each fund ranked above its competitive median for 2011. The Board considered that various factors, including 12b-1 fees and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that each fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes of each fund vary primarily by the level of their 12b-1 fees.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of each fund was reasonable, although Service Class 2 was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund were not relevant to the renewal of each fund's Advisory Contracts because the funds do not pay management fees and FMR pays all other expenses of each fund, with limited exceptions.

Economies of Scale. The Board concluded that because the funds do not pay management fees and FMR pays all other expenses of each fund, with limited exceptions, economies of scale cannot be realized by the funds, but may be realized by the other Fidelity funds in which each fund invests, many of which may benefit from breakpoints in the group fee arrangement.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the compensation paid to fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's fee structures, including the group fee structure, and the rationale for recommending different fees among different categories of funds and classes; (vi) Fidelity's voluntary waiver of its fees to maintain minimum yields for certain money market funds and classes as well as contractual waivers in place for certain funds; (vii) regulatory and industry developments, including those affecting money market funds and target date funds, and the potential impact to Fidelity; (viii) Fidelity's transfer agent fees, expenses, and services, and drivers for determining the transfer agent fee structure of different funds and classes; (ix) management fee rates charged by FMR or Fidelity entities to other Fidelity clients; (x) the allocation of and historical trends in Fidelity's realization of fall-out benefits; and (xi) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes or to achieve further economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York Mellon
New York, NY

VIPFF2K-ANN-0213
1.826371.108

Fidelity® Variable Insurance Products:

Asset Manager Portfolio

Annual Report

December 31, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2012	Past 1 year	Past 5 years	Past 10 years
VIP Asset Manager Portfolio - Initial Class	12.48%	2.87%	6.34%
VIP Asset Manager Portfolio - Service Class	12.43%	2.76%	6.23%
VIP Asset Manager Portfolio - Service Class 2	12.24%	2.60%	6.07%
VIP Asset Manager Portfolio - Investor Class A	12.44%	2.78%	6.26%

A The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005, are those of Initial Class. Had Investor Class's transfer agent fee been reflected, returns prior to July 21, 2005, would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Asset Manager Portfolio - Initial Class on December 31, 2002. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global markets overcame a host of macroeconomic concerns in 2012 - related to the eurozone debt crisis, the strength and pace of the U.S. economic recovery, the U.S. fiscal debate and a slowdown in China's once-blistering growth - to post broad-based gains for the year, with more-economically sensitive asset classes leading the way. Investor sentiment improved as some of the uncertainties holding back the markets began to lift and the outlook brightened in the face of stimulative global monetary policies and modest inflationary pressures. Riskier assets such as stocks saw the biggest advances, with international equities edging their U.S. counterparts, thanks to an especially strong rally in the fourth quarter. Similarly, within fixed income, credit-sensitive sectors - including high-yield/investment-grade corporate bonds and emerging-markets debt - surged ahead of more-defensive U.S. investment-grade bonds amid strong demand for higher-risk, higher-yielding securities. Emerging signs of a rebounding U.S. economy lifted domestic stocks for most of the period, extending an uptrend that began in March 2009. The broad-based S&P 500® Index rose 16.00% for the 12 months, while the technology-heavy Nasdaq Composite Index® gained 17.45% and the blue-chip-laden Dow Jones Industrial AverageSM added 10.24%. Foreign developed- and emerging-markets equities experienced periodic bouts of volatility this past year, but rode a strong second-half rally to finish ahead of their U.S. counterparts. The MSCI® ACWI® (All Country World Index) ex USA Index advanced 16.98% for the period. In an environment that favored higher-risk assets, U.S. investment-grade bonds managed only a 4.21% gain for 12 months, according to the Barclays® U.S. Aggregate Bond Index. Among sectors that comprise the index, bonds with higher yields and on the riskier end of the spectrum led the way, with investment-grade credit advancing 9.37%, while ultra-safe U.S. Treasuries managed only a 1.99% advance and finished at the back of the pack. Meanwhile, high-yield bonds, as measured by The BofA Merrill LynchSM US High Yield Constrained Index, gained a hearty 15.55%. Foreign bonds showed positive results during the year, with emerging markets easily outpacing their major developed-markets counterparts. The J.P. Morgan Emerging Markets Bond Index Global surged 18.54%, while the Citigroup® Non-USD Group-of-Seven (G7) Equal Weighted Index logged a 7.10% gain.

Comments from Geoff Stein, Lead Portfolio Manager of VIP Asset Manager Portfolio: For the year, the fund's share classes outpaced the 10.12% return of the Fidelity Asset Manager 50% Composite IndexSM. (For specific portfolio results, please see the performance section of this report.) Strong overall security selection and asset allocation fueled the fund's performance versus the index. In terms of security selection, the largest contributions were from domestic equities and investment-grade bonds. From an asset-allocation perspective, underweighting cash and investment-grade bonds provided the biggest boost, followed by out-of-benchmark positions in emerging-markets equities and high-yield bonds, and an overweighting in U.S. stocks. On the downside, our lighter-than-benchmark exposure to foreign developed-markets equities worked against the fund, as stocks in Europe and Japan rallied during the period's second half. Additionally, a small allocation to commodities via a central fund detracted, as did an out-of-index allocation to a Treasury Inflation-Protected Securities (TIPS) central fund. Within the domestic equity subportfolio, strong stock selection in consumer discretionary, information technology, materials and industrials, along with avoiding the weak-performing utilities sector, bolstered its return, while stock picks in health care and adverse positioning in financials and energy detracted from its performance. The investment-grade bond central fund benefited from solid positioning and bond selection across a variety of sectors, including: corporate bonds, particularly those issued by financial institutions; government-agency mortgage-backed securities; commercial mortgage-backed securities; collateralized mortgage obligations; asset-backed securities; and TIPS. Conversely, investments in certain categories of industrial corporate bonds and an underweighting in non-U.S. sovereign bonds hampered the high-grade bond central fund's performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2012 to December 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period* July 1, 2012 to December 31, 2012
Initial Class	.63%
Actual		$ 1,000.00	$ 1,061.00	$ 3.26
HypotheticalA		$ 1,000.00	$ 1,021.97	$ 3.20
Service Class	.74%
Actual		$ 1,000.00	$ 1,060.80	$ 3.83
HypotheticalA		$ 1,000.00	$ 1,021.42	$ 3.76
Service Class 2.89%
Actual		$ 1,000.00	$ 1,059.90	$ 4.61
HypotheticalA		$ 1,000.00	$ 1,020.66	$ 4.52
Investor Class	.71%
Actual		$ 1,000.00	$ 1,060.40	$ 3.68
HypotheticalA		$ 1,000.00	$ 1,021.57	$ 3.61

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Central Funds, other than the Commodity Strategy and Money Market Central Funds.

Top Five Stocks as of December 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	2.4	2.8
PulteGroup, Inc.	0.8	0.5
General Electric Co.	0.8	0.0
QUALCOMM, Inc.	0.7	0.5
Morgan Stanley	0.7	0.5
	5.4
Top Five Bond Issuers as of December 31, 2012
(with maturities greater than one year)	% of fund's net assets	% of fund's net assets 6 months ago
U.S. Treasury Obligations	14.8	13.2
Fannie Mae	6.1	9.8
Freddie Mac	2.0	2.7
Ginnie Mae	1.8	2.1
Wachovia Bank Commercial Mortgage Trust	0.2	0.2
	24.9
Top Five Market Sectors as of December 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	13.5	12.5
Financials	12.2	9.8
Information Technology	9.0	9.1
Health Care	7.3	6.2
Energy	7.0	6.2
Asset Allocation (% of fund's net assets)
As of December 31, 2012*		As of June 30, 2012**
	Stock Class and Equity Futures*** 52.2%		Stock Class and Equity Futures**** 46.3%
	Bond Class 42.4%		Bond Class 44.5%
	Short-Term Class 5.4%		Short-Term Class 9.2%
* Foreign investments	17.7%	** Foreign investments	15.5%

*** Includes investment in Fidelity Commodity Strategy Central Fund of 1.0%

**** Includes investment in Fidelity Commodity Strategy Central Fund of 0.5%

Asset allocations in the pie charts reflect the categorization of assets as defined in the Fund's prospectus in effect as of the time periods indicated above. Financial Statement categorizations conform to accounting standards and will differ from the pie chart. Percentages are adjusted for the effect of futures contracts and swap contracts, if applicable.

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

An unaudited holdings listing for the Fund, which presents direct holding as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying Fidelity Central Funds, other than the Commodity Strategy and Money Market Central Funds, is available at advisor.fidelity.com.

Annual Report

Investments December 31, 2012

Showing Percentage of Net Assets

Common Stocks - 37.4%
	Shares	Value
CONSUMER DISCRETIONARY - 10.2%
Auto Components - 0.4%
Delphi Automotive PLC (a)	79,200	$ 3,029,400
TRW Automotive Holdings Corp. (a)	37,000	1,983,570
		5,012,970
Automobiles - 0.2%
Harley-Davidson, Inc.	45,800	2,236,872
Diversified Consumer Services - 0.2%
Anhanguera Educacional Participacoes SA	55,200	943,181
Estacio Participacoes SA	49,800	1,026,905
		1,970,086
Hotels, Restaurants & Leisure - 0.6%
Chipotle Mexican Grill, Inc. (a)	10,800	3,212,568
Las Vegas Sands Corp.	55,200	2,548,032
Panera Bread Co. Class A (a)	10,100	1,604,183
		7,364,783
Household Durables - 2.2%
D.R. Horton, Inc.	251,500	4,974,670
KB Home	204,100	3,224,780
Lennar Corp. Class A	37,700	1,457,859
Mohawk Industries, Inc. (a)	11,600	1,049,452
PulteGroup, Inc. (a)	574,300	10,429,288
Toll Brothers, Inc. (a)	190,700	6,165,331
		27,301,380
Internet & Catalog Retail - 0.6%
Expedia, Inc.	87,200	5,358,440
priceline.com, Inc. (a)	4,400	2,733,280
		8,091,720
Leisure Equipment & Products - 0.2%
Polaris Industries, Inc.	31,800	2,675,970
Media - 1.5%
CBS Corp. Class B	119,700	4,554,585
Comcast Corp. Class A	174,400	6,519,072
The Walt Disney Co.	101,200	5,038,748
Time Warner, Inc.	63,000	3,013,290
		19,125,695
Multiline Retail - 0.4%
Macy's, Inc.	147,400	5,751,548
Specialty Retail - 2.4%
Cabela's, Inc. Class A (a)	40,700	1,699,225
Conn's, Inc. (a)	25,700	788,476
Dick's Sporting Goods, Inc.	30,400	1,382,896
GNC Holdings, Inc.	115,000	3,827,200
Home Depot, Inc.	106,700	6,599,395
Limited Brands, Inc.	76,200	3,585,972
PetSmart, Inc.	61,600	4,209,744
Pier 1 Imports, Inc.	55,500	1,110,000

	Shares	Value
TJX Companies, Inc.	133,100	$ 5,650,095
Urban Outfitters, Inc. (a)	55,000	2,164,800
		31,017,803
Textiles, Apparel & Luxury Goods - 1.5%
Arezzo Industria e Comercio SA	81,600	1,595,120
Coach, Inc.	11,100	616,161
Crocs, Inc. (a)	42,900	617,331
lululemon athletica, Inc. (a)	19,600	1,494,108
Michael Kors Holdings Ltd.	89,363	4,560,194
Prada SpA	247,100	2,401,016
PVH Corp.	27,900	3,097,179
Vera Bradley, Inc. (a)(d)	37,700	946,270
VF Corp.	20,500	3,094,885
		18,422,264
TOTAL CONSUMER DISCRETIONARY		128,971,091
CONSUMER STAPLES - 1.5%
Beverages - 0.7%
Fomento Economico Mexicano SAB de CV unit	198,300	1,983,721
Monster Beverage Corp. (a)	118,900	6,287,432
		8,271,153
Food & Staples Retailing - 0.3%
Wal-Mart Stores, Inc.	64,200	4,380,366
Food Products - 0.5%
Green Mountain Coffee Roasters, Inc. (a)	128,800	5,327,168
Orion Corp.	1,198	1,236,831
		6,563,999
Personal Products - 0.0%
Hengan International Group Co. Ltd.	20,500	187,222
TOTAL CONSUMER STAPLES		19,402,740
ENERGY - 4.2%
Energy Equipment & Services - 0.2%
Helmerich & Payne, Inc.	25,700	1,439,457
McDermott International, Inc. (a)	99,400	1,095,388
		2,534,845
Oil, Gas & Consumable Fuels - 4.0%
Anadarko Petroleum Corp.	65,500	4,867,305
Cobalt International Energy, Inc. (a)	25,800	633,648
Concho Resources, Inc. (a)	67,200	5,413,632
Continental Resources, Inc. (a)	82,100	6,033,529
EOG Resources, Inc.	26,700	3,225,093
Genel Energy PLC (a)	69,000	886,277
Hess Corp.	28,700	1,519,952
HollyFrontier Corp.	16,100	749,455
Kosmos Energy Ltd. (a)	103,300	1,275,755
Marathon Petroleum Corp.	27,400	1,726,200
Murphy Oil Corp.	56,100	3,340,755
Occidental Petroleum Corp.	54,000	4,136,940
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
PBF Energy, Inc.	9,500	$ 275,975
Pioneer Natural Resources Co.	88,700	9,454,533
Rosetta Resources, Inc. (a)	82,900	3,760,344
The Williams Companies, Inc.	87,500	2,864,750
		50,164,143
TOTAL ENERGY		52,698,988
FINANCIALS - 3.4%
Capital Markets - 1.5%
Apollo Global Management LLC Class A	304,900	5,293,064
Greenhill & Co., Inc. (d)	14,400	748,656
KKR & Co. LP	101,300	1,542,799
Morgan Stanley	495,500	9,473,960
The Blackstone Group LP	144,000	2,244,960
		19,303,439
Diversified Financial Services - 0.9%
Bank of America Corp.	101,200	1,173,920
Citigroup, Inc.	236,500	9,355,940
		10,529,860
Real Estate Investment Trusts - 0.3%
American Tower Corp.	52,600	4,064,402
Real Estate Management & Development - 0.4%
Altisource Asset Management Corp. (a)	2,600	213,200
Altisource Portfolio Solutions SA (a)	26,000	2,253,030
Altisource Residential Corp. (a)	8,666	137,269
CBRE Group, Inc. (a)	116,000	2,308,400
Realogy Holdings Corp.	6,600	276,936
		5,188,835
Thrifts & Mortgage Finance - 0.3%
Nationstar Mortgage Holdings, Inc. (d)	11,600	359,368
Ocwen Financial Corp. (a)	86,500	2,992,035
		3,351,403
TOTAL FINANCIALS		42,437,939
HEALTH CARE - 5.7%
Biotechnology - 3.4%
Alexion Pharmaceuticals, Inc. (a)	27,800	2,607,918
Amgen, Inc.	101,500	8,761,480
ARIAD Pharmaceuticals, Inc. (a)	78,100	1,497,958
Biogen Idec, Inc. (a)	40,500	5,940,135
Clovis Oncology, Inc. (a)	20,000	320,000
Elan Corp. PLC sponsored ADR (a)	246,600	2,517,786
Gilead Sciences, Inc. (a)	110,100	8,086,845
Infinity Pharmaceuticals, Inc. (a)	18,800	658,000
InterMune, Inc. (a)	65,700	636,633
KYTHERA Biopharmaceuticals, Inc.	30,900	937,506
Medivation, Inc. (a)	76,100	3,893,276
Onyx Pharmaceuticals, Inc. (a)	25,600	1,933,568

	Shares	Value
Regeneron Pharmaceuticals, Inc. (a)	20,200	$ 3,455,614
Synageva BioPharma Corp. (a)	27,200	1,259,088
		42,505,807
Health Care Equipment & Supplies - 0.6%
Edwards Lifesciences Corp. (a)	35,400	3,192,018
Haemonetics Corp. (a)	37,800	1,543,752
The Cooper Companies, Inc.	37,100	3,431,008
		8,166,778
Health Care Providers & Services - 0.8%
Catamaran Corp. (a)	90,300	4,254,033
Express Scripts Holding Co. (a)	65,900	3,558,600
Qualicorp SA (a)	177,000	1,855,541
		9,668,174
Pharmaceuticals - 0.9%
Allergan, Inc.	48,500	4,448,905
Valeant Pharmaceuticals International, Inc. (Canada) (a)	87,350	5,210,967
ViroPharma, Inc. (a)	64,400	1,465,744
		11,125,616
TOTAL HEALTH CARE		71,466,375
INDUSTRIALS - 2.8%
Airlines - 1.3%
Copa Holdings SA Class A	17,700	1,760,265
Delta Air Lines, Inc. (a)	285,725	3,391,556
United Continental Holdings, Inc. (a)	212,370	4,965,211
US Airways Group, Inc. (a)	480,400	6,485,400
		16,602,432
Commercial Services & Supplies - 0.1%
Aggreko PLC	17,000	485,156
Swisher Hygiene, Inc. (a)	135,158	212,874
		698,030
Construction & Engineering - 0.3%
Foster Wheeler AG (a)	53,500	1,301,120
MasTec, Inc. (a)	56,600	1,411,038
Quanta Services, Inc. (a)	14,600	398,434
		3,110,592
Industrial Conglomerates - 0.8%
General Electric Co.	495,800	10,406,842
Machinery - 0.1%
Chart Industries, Inc. (a)	18,500	1,233,395
Marine - 0.0%
DryShips, Inc. (a)	230,100	363,558
Professional Services - 0.2%
Bureau Veritas SA	22,100	2,478,067
Trading Companies & Distributors - 0.0%
Mills Estruturas e Servicos de Engenharia SA	34,300	576,408
TOTAL INDUSTRIALS		35,469,324
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - 7.3%
Communications Equipment - 1.2%
Acme Packet, Inc. (a)	93,500	$ 2,068,220
Alcatel-Lucent SA sponsored ADR (a)	340,400	473,156
Juniper Networks, Inc. (a)	47,600	936,292
Palo Alto Networks, Inc.	1,600	85,632
QUALCOMM, Inc.	153,300	9,507,666
Riverbed Technology, Inc. (a)	63,300	1,248,276
Ruckus Wireless, Inc. (d)	46,100	1,038,633
		15,357,875
Computers & Peripherals - 2.6%
3D Systems Corp. (a)(d)	41,400	2,208,690
Apple, Inc.	57,900	30,862,436
		33,071,126
Internet Software & Services - 1.5%
Bankrate, Inc. (a)	207,500	2,583,375
Cornerstone OnDemand, Inc. (a)	62,200	1,836,766
eBay, Inc. (a)	138,000	7,040,760
Facebook, Inc. Class A	33,221	884,675
Liquidity Services, Inc. (a)	53,800	2,198,268
Rackspace Hosting, Inc. (a)	53,600	3,980,872
		18,524,716
IT Services - 0.3%
Teradata Corp. (a)	27,100	1,677,219
Visa, Inc. Class A	18,300	2,773,914
		4,451,133
Semiconductors & Semiconductor Equipment - 0.6%
Freescale Semiconductor Holdings I Ltd. (a)	133,700	1,472,037
NXP Semiconductors NV (a)	199,700	5,266,089
Skyworks Solutions, Inc. (a)	61,900	1,256,570
		7,994,696
Software - 1.1%
Citrix Systems, Inc. (a)	53,700	3,530,775
CommVault Systems, Inc. (a)	29,200	2,035,532
Informatica Corp. (a)	70,500	2,137,560
RealPage, Inc. (a)	49,100	1,059,087
salesforce.com, Inc. (a)	15,300	2,571,930
Splunk, Inc.	2,500	72,550
VMware, Inc. Class A (a)	13,600	1,280,304
Workday, Inc.	12,700	692,150
		13,379,888
TOTAL INFORMATION TECHNOLOGY		92,779,434
MATERIALS - 1.9%
Chemicals - 1.9%
Arkema SA	14,900	1,564,479
Eastman Chemical Co.	56,200	3,824,410
FMC Corp.	41,100	2,405,172
Huntsman Corp.	80,100	1,273,590

	Shares	Value
LyondellBasell Industries NV Class A	95,400	$ 5,446,386
Mexichem SAB de CV	276,100	1,540,237
PetroLogistics LP	59,200	801,568
Rockwood Holdings, Inc.	31,500	1,557,990
Sherwin-Williams Co.	13,100	2,015,042
Westlake Chemical Corp.	38,600	3,060,980
		23,489,854
TELECOMMUNICATION SERVICES - 0.4%
Diversified Telecommunication Services - 0.1%
Telecom Italia SpA	510,600	463,148
Telefonica SA	35,734	483,804
		946,952
Wireless Telecommunication Services - 0.3%
SBA Communications Corp. Class A (a)	55,200	3,920,304
Vodafone Group PLC sponsored ADR	27,300	687,687
		4,607,991
TOTAL TELECOMMUNICATION SERVICES		5,554,943
TOTAL COMMON STOCKS (Cost $379,186,781)		472,270,688
Nonconvertible Preferred Stocks - 0.0%

TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Telecom Italia SpA (Risparmio Shares) (Cost $457,138)	566,200	450,633
Fixed-Income Funds - 46.3%

Fidelity Emerging Markets Debt Central Fund (f)	576,952	6,467,629
Fidelity Floating Rate Central Fund (f)	484,266	50,838,245
Fidelity High Income Central Fund 1 (f)	371,103	38,097,411
Fidelity Inflation-Protected Bond Index Central Fund (f)	483,874	49,805,151
Fidelity VIP Investment Grade Central Fund (f)	4,038,189	439,718,435
TOTAL FIXED-INCOME FUNDS (Cost $549,215,178)		584,926,871
Equity Funds - 13.5%
	Shares	Value
Domestic Equity Funds - 1.0%
Fidelity Commodity Strategy Central Fund (f)	1,192,525	$ 12,545,365
International Equity Funds - 12.5%
Fidelity Emerging Markets Equity Central Fund (f)	254,142	52,978,373
Fidelity International Equity Central Fund (f)	1,534,254	105,633,406
TOTAL INTERNATIONAL EQUITY FUNDS		158,611,779
TOTAL EQUITY FUNDS (Cost $184,730,072)		171,157,144
U.S. Treasury Obligations - 0.1%
Principal Amount
U.S. Treasury Bills, yield at date of purchase 0.03% 3/7/13 (e) (Cost $1,179,943)	$ 1,180,000	1,179,921
Money Market Funds - 3.1%
	Shares
Fidelity Cash Central Fund, 0.18% (b)	24,516,197	24,516,197
Fidelity Money Market Central Fund, 0.35% (b)	10,413,571	10,413,571
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(c)	4,272,572	4,272,572
TOTAL MONEY MARKET FUNDS (Cost $39,202,340)		39,202,340
TOTAL INVESTMENT PORTFOLIO - 100.4% (Cost $1,153,971,452)	1,269,187,597
NET OTHER ASSETS (LIABILITIES) - (0.4)%	(4,786,827)
NET ASSETS - 100%	$ 1,264,400,770
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
271 NYSE E-mini MSCI EAFE Index Contracts	March 2013	$ 21,955,065	$ 260,734

The face value of futures purchased as a percentage of net assets is 1.7%
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $1,149,923.

(f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-Q and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro rata share of securities and other investments held indirectly through its investment in underlying Fidelity Central Funds, other than the Commodity Strategy and Money Market Central Funds, is available at advisor.fidelity.com. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 112,858
Fidelity Commodity Strategy Central Fund	18,242
Fidelity Emerging Markets Debt Central Fund	508,041
Fidelity Emerging Markets Equity Central Fund	508,291
Fidelity Floating Rate Central Fund	2,425,987
Fidelity High Income Central Fund 1	2,747,319
Fidelity International Equity Central Fund	3,582,282
Fidelity Money Market Central Fund	39,678
Fidelity Securities Lending Cash Central Fund	228,751
Fidelity VIP Investment Grade Central Fund	12,723,330
Total	$ 22,894,779
Additional information regarding the Fund's fiscal year to date purchases and sales, including the ownership percentage, of the non Money Market Central Funds is as follows:
Fund	Value, beginning of period	Purchases	Sales Proceeds	Value, end of period	% ownership, end of period
Fidelity Commodity Strategy Central Fund	$ 17,527,726	$ 13,757,673	$ 18,198,463	$ 12,545,365	2.5%
Fidelity Emerging Markets Debt Central Fund	7,362,876	601,403	2,423,076	6,467,629	5.7%
Fidelity Emerging Markets Equity Central Fund	22,958,221	32,798,405	8,860,666	52,978,373	7.1%
Fidelity Floating Rate Central Fund	50,197,537	16,282,723	18,560,532	50,838,245	3.2%
Fidelity High Income Central Fund 1	40,230,514	2,747,319	7,787,461	38,097,411	6.9%
Fidelity Inflation-Protected Bond Index Central Fund	-	58,573,378	9,963,084	49,805,151	6.7%
Fidelity International Equity Central Fund	121,293,806	12,208,351	43,150,254	105,633,406	7.2%
Fidelity VIP Investment Grade Central Fund	450,082,516	30,889,235	46,888,392	439,718,435	10.3%
Total	$ 709,653,196	$ 167,858,487	$ 155,831,928	$ 756,084,015
Other Information

The following is a summary of the inputs used, as of December 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 128,971,091	$ 123,004,869	$ 5,966,222	$ -
Consumer Staples	19,402,740	17,978,687	1,424,053	-
Energy	52,698,988	51,812,711	886,277	-
Financials	42,437,939	42,437,939	-	-
Health Care	71,466,375	69,610,834	1,855,541	-
Industrials	35,469,324	31,716,819	3,752,505	-
Information Technology	92,779,434	92,779,434	-	-
Materials	23,489,854	21,925,375	1,564,479	-
Telecommunication Services	6,005,576	4,607,991	1,397,585	-
U.S. Government and Government Agency Obligations	1,179,921	-	1,179,921	-
Fixed-Income Funds	584,926,871	584,926,871	-	-
Money Market Funds	39,202,340	39,202,340	-	-
Equity Funds	171,157,144	171,157,144	-	-
Total Investments in Securities:	$ 1,269,187,597	$ 1,251,161,014	$ 18,026,583	$ -
Derivative Instruments:
Assets
Futures Contracts	$ 260,734	$ 260,734	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2012. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 260,734	$ -
Total Value of Derivatives	$ 260,734	$ -

(a) Reflects cumulative appreciation/(depreciation) on futures contracts as disclosed on the Schedule of Investments. Only the period end variation margin is separately disclosed on the Statement of Assets and Liabilities.

Other Information

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Central Funds, other than the Commodity Strategy and Money Market Central Funds. Percentages in the below tables are adjusted for the effect of TBA Sale Commitments.

The composition of credit quality ratings as a percentage of net assets is as follows (Unaudited):
U.S. Government and U.S. Government Agency Obligations	24.7%
AAA,AA,A	4.5%
BBB	6.0%
BB	2.2%
B	4.1%
CCC,CC,C	0.8%
D	0.0%*
Not Rated	0.5%
Equities**	50.3%
Short-Term Investments and Net Other Assets	6.9%
100.0%
* Amount represents less than 0.1%
** Includes investment in Fidelity Commodity Strategy Central Fund of 1.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	81.7%
United Kingdom	2.7%
Brazil	1.2%
Netherlands	1.1%
Japan	1.1%
France	1.1%
Canada	1.0%
Others (Individually Less Than 1%)	10.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2012

Assets
Investment in securities, at value (including securities loaned of $4,285,138) - See accompanying schedule: Unaffiliated issuers (cost $380,823,862)	$ 473,901,242
Fidelity Central Funds (cost $773,147,590)	795,286,355
Total Investments (cost $1,153,971,452)		$ 1,269,187,597
Cash		5
Receivable for investments sold		41,375
Receivable for fund shares sold		325,361
Dividends receivable		183,480
Distributions receivable from Fidelity Central Funds		23,391
Receivable for daily variation margin on futures contracts		275,065
Prepaid expenses		2,603
Other receivables		135,734
Total assets		1,270,174,611

Liabilities
Payable for fund shares redeemed	$ 725,745
Accrued management fee	531,251
Distribution and service plan fees payable	6,986
Other affiliated payables	145,850
Other payables and accrued expenses	91,437
Collateral on securities loaned, at value	4,272,572
Total liabilities		5,773,841

Net Assets		$ 1,264,400,770
Net Assets consist of:
Paid in capital		$ 1,156,889,738
Undistributed net investment income		186,415
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(8,151,660)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		115,476,277
Net Assets		$ 1,264,400,770

Statement of Assets and Liabilities - continued

December 31, 2012

Initial Class: Net Asset Value, offering price and redemption price per share ($1,114,021,481 ÷ 73,415,953 shares)	$ 15.17

Service Class: Net Asset Value, offering price and redemption price per share ($8,428,696 ÷ 559,062 shares)	$ 15.08

Service Class 2: Net Asset Value, offering price and redemption price per share ($29,965,731 ÷ 2,008,924 shares)	$ 14.92

Investor Class: Net Asset Value, offering price and redemption price per share ($111,984,862 ÷ 7,409,577 shares)	$ 15.11

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2012

Investment Income
Dividends		$ 5,151,927
Interest		729
Income from Fidelity Central Funds		22,894,779
Total income		28,047,435

Expenses
Management fee	$ 6,517,037
Transfer agent fees	1,013,924
Distribution and service plan fees	88,558
Accounting and security lending fees	524,878
Custodian fees and expenses	29,347
Independent trustees' compensation	4,868
Appreciation in deferred trustee compensation account	151
Audit	46,344
Legal	9,755
Miscellaneous	12,852
Total expenses before reductions	8,247,714
Expense reductions	(122,286)	8,125,428
Net investment income (loss)		19,922,007
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	26,401,287
Fidelity Central Funds	2,973,938
Foreign currency transactions	(31,841)
Futures contracts	(118,554)
Capital gain distributions from Fidelity Central Funds	9,212,166
Total net realized gain (loss)		38,436,996
Change in net unrealized appreciation (depreciation) on: Investment securities	92,311,711
Assets and liabilities in foreign currencies	684
Futures contracts	262,390
Total change in net unrealized appreciation (depreciation)		92,574,785
Net gain (loss)		131,011,781
Net increase (decrease) in net assets resulting from operations		$ 150,933,788

Statement of Changes in Net Assets

	Year ended December 31, 2012	Year ended December 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 19,922,007	$ 25,911,343
Net realized gain (loss)	38,436,996	82,535,607
Change in net unrealized appreciation (depreciation)	92,574,785	(140,707,672)
Net increase (decrease) in net assets resulting from operations	150,933,788	(32,260,722)
Distributions to shareholders from net investment income	(19,181,825)	(25,842,847)
Distributions to shareholders from net realized gain	(9,275,331)	(6,349,020)
Total distributions	(28,457,156)	(32,191,867)
Share transactions - net increase (decrease)	(110,410,297)	(108,450,453)
Total increase (decrease) in net assets	12,066,335	(172,903,042)

Net Assets
Beginning of period	1,252,334,435	1,425,237,477
End of period (including undistributed net investment income of $186,415 and distributions in excess of net investment income of $52,107, respectively)	$ 1,264,400,770	$ 1,252,334,435

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 13.80	$ 14.54	$ 13.00	$ 10.31	$ 16.58
Income from Investment Operations
Net investment income (loss) C	.23	.28	.23	.26	.36
Net realized and unrealized gain (loss)	1.49	(.66)	1.62	2.73	(4.75)
Total from investment operations	1.72	(.38)	1.85	2.99	(4.39)
Distributions from net investment income	(.24)	(.29)	(.24)	(.28)	(.37)
Distributions from net realized gain	(.11)	(.07)	(.07)	(.02)	(1.51)
Total distributions	(.35)	(.36)	(.31)	(.30)	(1.88)
Net asset value, end of period	$ 15.17	$ 13.80	$ 14.54	$ 13.00	$ 10.31
Total Return A, B	12.48%	(2.56)%	14.26%	29.11%	(28.76)%
Ratios to Average Net Assets D, F
Expenses before reductions	.63%	.63%	.63%	.67%	.63%
Expenses net of fee waivers, if any	.63%	.63%	.63%	.67%	.63%
Expenses net of all reductions	.62%	.62%	.62%	.66%	.63%
Net investment income (loss)	1.57%	1.91%	1.72%	2.31%	2.62%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,114,021	$ 1,108,494	$ 1,279,306	$ 1,249,955	$ 1,093,133
Portfolio turnover rate E	47%	56%	54%	95%	90%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 13.71	$ 14.45	$ 12.92	$ 10.25	$ 16.48
Income from Investment Operations
Net investment income (loss) C	.21	.26	.22	.25	.34
Net realized and unrealized gain (loss)	1.49	(.65)	1.60	2.71	(4.71)
Total from investment operations	1.70	(.39)	1.82	2.96	(4.37)
Distributions from net investment income	(.22)	(.28)	(.22)	(.27)	(.35)
Distributions from net realized gain	(.11)	(.07)	(.07)	(.02)	(1.51)
Total distributions	(.33)	(.35)	(.29)	(.29)	(1.86)
Net asset value, end of period	$ 15.08	$ 13.71	$ 14.45	$ 12.92	$ 10.25
Total Return A, B	12.43%	(2.69)%	14.14%	28.94%	(28.82)%
Ratios to Average Net Assets D, F
Expenses before reductions	.74%	.75%	.75%	.79%	.75%
Expenses net of fee waivers, if any	.74%	.74%	.74%	.79%	.75%
Expenses net of all reductions	.73%	.74%	.73%	.78%	.75%
Net investment income (loss)	1.45%	1.79%	1.60%	2.18%	2.50%
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,429	$ 8,042	$ 8,613	$ 8,230	$ 7,413
Portfolio turnover rate E	47%	56%	54%	95%	90%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 13.57	$ 14.30	$ 12.79	$ 10.15	$ 16.34
Income from Investment Operations
Net investment income (loss) C	.19	.24	.19	.23	.32
Net realized and unrealized gain (loss)	1.47	(.65)	1.59	2.68	(4.67)
Total from investment operations	1.66	(.41)	1.78	2.91	(4.35)
Distributions from net investment income	(.19)	(.25)	(.20)	(.25)	(.33)
Distributions from net realized gain	(.11)	(.07)	(.07)	(.02)	(1.51)
Total distributions	(.31) G	(.32)	(.27)	(.27)	(1.84)
Net asset value, end of period	$ 14.92	$ 13.57	$ 14.30	$ 12.79	$ 10.15
Total Return A, B	12.24%	(2.82)%	13.96%	28.76%	(28.95)%
Ratios to Average Net Assets D, F
Expenses before reductions	.89%	.90%	.90%	.93%	.90%
Expenses net of fee waivers, if any	.89%	.89%	.89%	.93%	.90%
Expenses net of all reductions	.88%	.89%	.88%	.92%	.89%
Net investment income (loss)	1.30%	1.64%	1.46%	2.04%	2.36%
Supplemental Data
Net assets, end of period (000 omitted)	$ 29,966	$ 32,508	$ 39,148	$ 39,475	$ 37,360
Portfolio turnover rate E	47%	56%	54%	95%	90%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.31 per share is comprised of distributions from net investment income of $.194 and distributions from net realized gain of $.113 per share.

Financial Highlights - Investor Class

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 13.74	$ 14.49	$ 12.96	$ 10.28	$ 16.53
Income from Investment Operations
Net investment income (loss) C	.22	.27	.22	.25	.34
Net realized and unrealized gain (loss)	1.49	(.67)	1.61	2.73	(4.72)
Total from investment operations	1.71	(.40)	1.83	2.98	(4.38)
Distributions from net investment income	(.22)	(.28)	(.23)	(.28)	(.36)
Distributions from net realized gain	(.11)	(.07)	(.07)	(.02)	(1.51)
Total distributions	(.34) G	(.35)	(.30)	(.30)	(1.87)
Net asset value, end of period	$ 15.11	$ 13.74	$ 14.49	$ 12.96	$ 10.28
Total Return A, B	12.44%	(2.72)%	14.16%	29.01%	(28.79)%
Ratios to Average Net Assets D, F
Expenses before reductions	.71%	.71%	.72%	.77%	.73%
Expenses net of fee waivers, if any	.71%	.71%	.71%	.77%	.73%
Expenses net of all reductions	.70%	.70%	.70%	.76%	.72%
Net investment income (loss)	1.48%	1.82%	1.63%	2.21%	2.53%
Supplemental Data
Net assets, end of period (000 omitted)	$ 111,985	$ 103,290	$ 98,171	$ 67,641	$ 51,264
Portfolio turnover rate E	47%	56%	54%	95%	90%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.34 per share is comprised of distributions from net investment income of $.223 and distributions from net realized gain of $.113 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2012

1. Organization.

VIP Asset Manager Portfolio (the Fund) is a fund of Variable Insurance Products Fund V (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The following summarizes the Fund's investment in each Fidelity Central Fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio*
Fidelity Commodity Strategy Central Fund	Geode Capital Management, LLC (Geode)***	Seeks to provide investment returns that correspond to the performance of the commodities market.	Investment in wholly-owned subsidiary organized under the laws of the Cayman Islands Futures Repurchase Agreements	.05%
Fidelity Emerging Markets Debt Central Fund	FMR Co., Inc. (FMRC)	Seeks high total return by normally investing in debt securities of issuers in emerging markets and other debt investments that are tied economically to emerging markets.	Delayed Delivery & When Issued Securities Foreign Securities Restricted Securities	.01%
Fidelity Emerging Markets Equity Central Fund	FMRC	Seeks capital appreciation by investing primarily in equity securities of issuers in emerging markets.	Delayed Delivery & When Issued Securities Foreign Securities Futures Repurchase Agreements Restricted Securities	.16%
Fidelity International Equity Central Fund	FMRC	Seeks capital appreciation by investing primarily in non-U.S. based common stocks, including securities of issuers located in emerging markets.	Foreign Securities Futures	.02%
Fidelity Floating Rate Central Fund	FMRC	Seeks a high level of income by normally investing in floating rate loans and other floating rate securities.	Delayed Delivery & When Issued Securities Loans & Direct Debt Instruments Repurchase Agreements Restricted Securities	.00%**
Fidelity High Income Central Fund 1	FMRC

Seeks a high level of income and may also seek capital appreciation by investing primarily in debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities.

			Loans & Direct Debt Instruments Repurchase Agreements Restricted Securities	.00%**
Fidelity Inflation-Protected Bond Index Central Fund	Fidelity Investment Money Management, Inc. (FIMM)	Seeks to provide investment results that correspond to the performance of the inflation-protected United States Treasury market, and may invest in derivatives.	Repurchase Agreements	.00%**
VIP Investment Grade Central Fund	FIMM	Seeks a high level of current income by normally investing in investment-grade debt securities and repurchase agreements.	Delayed Delivery & When Issued Securities Repurchase Agreements Restricted Securities Swap Agreements	.00%**
Fidelity Money Market Central Funds	FIMM	Seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	.00%**

* Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

** Amount represents less than 0.01%

*** Effective December 31, 2012, Geode replaced FMRC as the investment manager.

Annual Report

Notes to Financial Statements - continued

2. Investments in Fidelity Central Funds - continued

An unaudited holdings listing for each Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying Fidelity Central Funds, other than the Commodity Strategy and Money Market Central Funds, is available at advisor.fidelity.com. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For U.S. government and government agency obligations, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2012, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the Fidelity Central Funds. Although not included in the Fund's expenses, the Fund indirectly bears its proportionate share of the Fidelity Central Funds' expenses through the impact of these expenses on each Fidelity Central Fund's NAV. Based on their most recent shareholder report date, expenses of the Fidelity Central Funds ranged from 0.01% to 0.16%.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of December 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gains distributions from Fidelity Central Funds, futures contracts, foreign currency transactions, market discount, partnerships (including allocations from Fidelity Central Funds), in-kind transactions, deferred trustees compensation, capital loss carryforwards, and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 191,514,187
Gross unrealized depreciation	(39,000,099)
Net unrealized appreciation (depreciation) on securities and other investments	$ 152,514,088

Tax Cost	$ 1,116,673,509

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 240,291
Capital loss carryforward	$ (32,882,309)
Net unrealized appreciation (depreciation)	$ 152,513,486

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2017	$ (32,882,309)

The tax character of distributions paid was as follows:

	December 31, 2012	December 31, 2011
Ordinary Income	$ 28,457,156	$ 32,191,867

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts is mitigated by the protection provided by the exchange on which they trade.

Annual Report

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of activity for the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $(118,554) and a change in net unrealized appreciation (depreciation) of $262,390 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities (including the Equity and Fixed-Income Central Funds), other than short-term securities, aggregated $569,453,185 and $616,378,368, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .51% of the Fund's average net assets.

During the period, FMR paid a portion of the management fees received from the Fund to the Fidelity Central Funds' investment advisers, certain of whom are also affiliates, for managing the assets of the Fidelity Central Funds. Effective December 31, 2012, Geode replaced FMRC as the investment manager for the Fidelity Commodity Strategy Central Fund. FMR no longer pays a portion of the management fees received from the Fund to the investment manager for managing the assets of the Fidelity Commodity Strategy Central Fund.

During the period, FMR waived a portion of its management fee as described in the Expense Reductions note.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$ 8,448
Service Class 2	80,110
$ 88,558

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

asset-based transfer agent fee of .15% of average net assets. In addition, FIIOC receives an asset-based fee of .0038% of average net assets for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class, including printing and out of pocket expenses, were as follows:

Initial Class	$ 804,737
Service Class	7,428
Service Class 2	27,003
Investor Class	174,756
$ 1,013,924

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $12,336 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,548 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $656,205. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $228,751, including $18,787 from securities loaned to FCM.

9. Expense Reductions.

During the period, FMR contractually agreed to waive a portion of the Fund's management fee in an amount equal to the management fee paid to FMR by the subsidiary of Fidelity Commodity Strategy Central Fund based on the Fund's proportionate ownership of the Central Fund. This waiver reduced the Fund's management fee by $6,903. Effective December 31, 2012, this waiver arrangement was terminated when Geode, an unaffiliated investment manager of FMR, replaced FMRC as the investment manager for Fidelity Commodity Strategy Central Fund and its subsidiary.

Many of the brokers with whom FMR places trades on behalf of the Fund, and certain Central Funds, provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $115,357 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $26.

Annual Report

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2012	2011
From net investment income
Initial Class	$ 17,052,128	$ 23,022,892
Service Class	114,427	160,851
Service Class 2	392,929	593,309
Investor Class	1,622,341	2,065,795
Total	$ 19,181,825	$ 25,842,847
From net realized gain
Initial Class	$ 8,164,790	$ 5,619,969
Service Class	59,587	41,281
Service Class 2	228,871	168,200
Investor Class	822,083	519,570
Total	$ 9,275,331	$ 6,349,020

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2012	2011	2012	2011
Initial Class
Shares sold	2,183,168	2,032,042	$ 32,447,664	$ 29,814,044
Reinvestment of distributions	1,678,889	2,095,692	25,216,918	28,642,861
Shares redeemed	(10,780,089)	(11,767,286)	(160,348,899)	(172,535,615)
Net increase (decrease)	(6,918,032)	(7,639,552)	$ (102,684,317)	$ (114,078,710)
Service Class
Shares sold	105,187	66,601	$ 1,549,922	$ 965,850
Reinvestment of distributions	11,663	14,888	174,014	202,132
Shares redeemed	(144,367)	(90,853)	(2,118,322)	(1,318,556)
Net increase (decrease)	(27,517)	(9,364)	$ (394,386)	$ (150,574)
Service Class 2
Shares sold	275,190	285,148	$ 4,055,076	$ 4,083,615
Reinvestment of distributions	42,127	56,660	621,800	761,509
Shares redeemed	(704,421)	(683,186)	(10,322,539)	(9,913,610)
Net increase (decrease)	(387,104)	(341,378)	$ (5,645,663)	$ (5,068,486)
Investor Class
Shares sold	927,759	1,843,689	$ 13,650,637	$ 27,115,486
Reinvestment of distributions	163,397	189,888	2,444,424	2,585,365
Shares redeemed	(1,196,468)	(1,295,411)	(17,780,992)	(18,853,534)
Net increase (decrease)	(105,312)	738,166	$ (1,685,931)	$ 10,847,317

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 32% of the total outstanding shares of the Fund and two otherwise unaffiliated shareholders were the owners of record of 28% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund V and Shareholders of VIP Asset Manager Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Asset Manager Portfolio (the Fund), a fund of Variable Insurance Products Fund V, including the schedule of investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Asset Manager Portfolio as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2013

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Elizabeth S. Acton and James C. Curvey, each of the Trustees oversees 218 funds advised by FMR or an affiliate. Ms. Acton oversees 200 funds advised by FMR or an affiliate. Mr. Curvey oversees 452 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the month in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Albert R. Gamper, Jr. serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds and another Board oversees Fidelity's equity and high income funds. The asset allocation funds may invest in Fidelity funds that are overseen by such other Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Abigail P. Johnson (51)

Year of Election or Appointment: 2009

Ms. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Ms. Johnson serves as President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (2011-present), Chairman and Director of FMR (2011-present), and the Vice Chairman and Director (2007-present) of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc., and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity funds (2001-2005), and managed a number of Fidelity funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (61)

Year of Election or Appointment: 2013

Ms. Acton is Trustee of certain Trusts. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (November 2011-April 2012), Executive Vice President, Chief Financial Officer (April 2002-November 2011), and Treasurer (May 2004-May 2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present).

Albert R. Gamper, Jr. (70)

Year of Election or Appointment: 2007

Mr. Gamper is Chairman of the Independent Trustees of the Fixed Income and Asset Allocation Funds (2012-present). Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), a member of the Board of Trustees, Rutgers University (2004-present), and Chairman of the Board of Barnabas Health Care System. Previously, Mr. Gamper served as Vice Chairman of the Independent Trustees of the Fixed Income and Asset Allocation Funds (2011-2012) and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (61)

Year of Election or Appointment: 2010

Mr. Gartland is Chairman and an investor in Gartland and Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (65)

Year of Election or Appointment: 2008

Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation (diversified power management, 2009-present), AGL Resources, Inc. (holding company, 2002-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008) and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (58)

Year of Election or Appointment: 2009

Previously, Mr. Kenneally served as a Member of the Advisory Board for certain Fidelity Fixed Income and Asset Allocation Funds (2008-2009). Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management (2003-2005). Mr. Kenneally was a Director of the Credit Suisse Funds (U.S. mutual funds, 2004-2008) and certain other closed-end funds (2004-2005) and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (72)

Year of Election or Appointment: 2007

Mr. Keyes serves as a member of the Boards of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, since 2002) and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, since 1998). Prior to his retirement, Mr. Keyes served as Chairman and Chief Executive Officer of Johnson Controls (automotive, building, and energy, 1998-2002) and as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (66)

Year of Election or Appointment: 2001

Ms. Knowles is Vice Chairman of the Independent Trustees of the Fixed Income and Asset Allocation Funds (2012-present). Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is an Honorary Trustee of the Brookings Institution and a member of the Board of the Catalina Island Conservancy and of the Santa Catalina Island Company (2009-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California and the Foundation Board of the School of Architecture at the University of Virginia (2007-present). Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007).

Kenneth L. Wolfe (73)

Year of Election or Appointment: 2007

Prior to his retirement, Mr. Wolfe served as Chairman and a Director (2007-2009) and Chairman and Chief Executive Officer (1994-2001) of Hershey Foods Corporation. He also served as a member of the Boards of Adelphia Communications Corporation (telecommunications, 2003-2006), Bausch & Lomb, Inc. (medical/pharmaceutical, 1993-2007), and Revlon, Inc. (personal care products, 2004-2009). Mr. Wolfe previously served as Chairman of the Independent Trustees of the Fixed Income and Asset Allocation Funds (2008-2012).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Executive Officers:

Correspondence intended for each executive officer may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Stephanie J. Dorsey (43)

Year of Election or Appointment: 2013

President and Treasurer of Fidelity's Fixed Income and Asset Allocation Funds. Ms. Dorsey also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Charles S. Morrison (52)

Year of Election or Appointment: 2012

Vice President of Fidelity's Fixed Income and Asset Allocation Funds. Mr. Morrison also serves as President, Fixed Income and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Fixed Income Division.

Derek L. Young (48)

Year of Election or Appointment: 2009

Vice President of Fidelity's Asset Allocation Funds. Mr. Young is also a Trustee of other investment companies advised by Strategic Advisers, Inc. (Strategic Advisers) (2012-present), President and a Director of Strategic Advisers (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

Andrew Windmueller (52)

Year of Election or Appointment: 2012

Vice President of Fidelity's Asset Allocation Funds. Mr. Windmueller also serves as Chief Investment Officer of Strategic Advisers, Inc. (2011-present), Chief Investment Officer for Global Asset Allocation Multi-Asset Class Strategies (2011-present), and is an employee of Fidelity Investments (2000-present).

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Ramon Herrera (38)

Year of Election or Appointment: 2012

Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds. Mr. Herrera also serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2004-present).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Michael H. Whitaker (45)

Year of Election or Appointment: 2008

Chief Compliance Officer of Fidelity's Fixed Income and Asset Allocation Funds. Mr. Whitaker also serves as Chief Compliance Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present). Mr. Whitaker is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Stephen Sadoski (41)

Year of Election or Appointment: 2013

Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds. Mr. Sadoski also serves as Deputy Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as Assistant Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2012-2013), an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Fixed Income and Asset Allocation Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer (2011-present) and Deputy Treasurer (2008-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Kenneth B. Robins (43)

Year of Election or Appointment: 2009

Assistant Treasurer of the Fidelity Fixed Income and Asset Allocation Funds. Mr. Robins also serves as President and Treasurer of other Fidelity funds (2008-present; 2010-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

A total of 5.20% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Initial Class designates 14%; Service Class designates 15%; Service Class 2 designates 16%; and Investor Class designates 14%; of the dividend distributed in December during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Asset Manager Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established three standing committees, Operations, Audit, and Governance and Nominating, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and, among other matters, considers matters specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its September 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a sector neutral investment approach for certain funds and utilizing a team of portfolio managers to manage certain sector-neutral funds; (vi) rationalizing product lines and gaining increased efficiencies through combinations of several funds with other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a proprietary custom index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, the cumulative total returns of Initial Class and Service Class 2 of the fund, the cumulative total returns of a proprietary custom index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's proprietary custom index is an index developed by FMR that represents the performance of the fund's three asset classes according to their respective weightings in the fund's neutral mix.

VIP Asset Manager Portfolio

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Initial Class of the fund was in the fourth quartile for the one-year period and the first quartile for the three- and five-year periods. The Board also noted that the investment performance of Initial Class of the fund compared favorably to its benchmark for the three- and five-year periods, although the fund's one-year total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Annual Report

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 22% means that 78% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Asset Manager Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Initial Class, Investor Class, and Service Class ranked below its competitive median for 2011 and the total expense ratio of Service Class 2 ranked equal to its competitive median for 2011.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the compensation paid to fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's fee structures, including the group fee structure, and the rationale for recommending different fees among different categories of funds and classes; (vi) Fidelity's voluntary waiver of its fees to maintain minimum yields for certain money market funds and classes as well as contractual waivers in place for certain funds; (vii) regulatory and industry developments, including those affecting money market funds and target date funds, and the potential impact to Fidelity; (viii) Fidelity's transfer agent fees, expenses, and services, and drivers for determining the transfer agent fee structure of different funds and classes; (ix) management fee rates charged by FMR or Fidelity entities to other Fidelity clients; (x) the allocation of and historical trends in Fidelity's realization of fall-out benefits; and (xi) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes or to achieve further economies of scale.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Investments Money Management, Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

VIPAM-ANN-0213
1.540206.115

Fidelity® Variable Insurance Products:
Asset Manager: Growth Portfolio

Annual Report

December 31, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listings, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2012	Past 1 year	Past 5 years	Past 10 years
VIP Asset Manager: Growth Portfolio - Initial Class	15.45%	1.46%	6.39%
VIP Asset Manager: Growth Portfolio - Service Class	15.34%	1.35%	6.27%
VIP Asset Manager: Growth Portfolio - Service Class 2	15.03%	1.15%	6.08%
VIP Asset Manager: Growth Portfolio - Investor Class A	15.34%	1.37%	6.30%

A The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005, are those of Initial Class. Had Investor Class's transfer agent fee been reflected, returns prior to July 21, 2005, would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Asset Manager: Growth Portfolio - Initial Class on December 31, 2002. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global markets overcame a host of macroeconomic concerns in 2012 - related to the eurozone debt crisis, the strength and pace of the U.S. economic recovery, the U.S. fiscal debate and a slowdown in China's once-blistering growth - to post broad-based gains for the year, with more-economically sensitive asset classes leading the way. Investor sentiment improved as some of the uncertainties holding back the markets began to lift and the outlook brightened in the face of stimulative global monetary policies and modest inflationary pressures. Riskier assets such as stocks saw the biggest advances, with international equities edging their U.S. counterparts, thanks to an especially strong rally in the fourth quarter. Similarly, within fixed income, credit-sensitive sectors - including high-yield/investment-grade corporate bonds and emerging-markets debt - surged ahead of more-defensive U.S. investment-grade bonds amid strong demand for higher-risk, higher-yielding securities. Emerging signs of a rebounding U.S. economy lifted domestic stocks for most of the period, extending an uptrend that began in March 2009. The broad-based S&P 500® Index rose 16.00% for the 12 months, while the technology-heavy Nasdaq Composite Index® gained 17.45% and the blue-chip-laden Dow Jones Industrial AverageSM added 10.24%. Foreign developed- and emerging-markets equities experienced periodic bouts of volatility this past year, but rode a strong second-half rally to finish ahead of their U.S. counterparts. The MSCI® ACWI® (All Country World Index) ex USA Index advanced 16.98% for the period. In an environment that favored higher-risk assets, U.S. investment-grade bonds managed only a 4.21% gain for 12 months, according to the Barclays® U.S. Aggregate Bond Index. Among sectors that comprise the index, bonds with higher yields and on the riskier end of the spectrum led the way, with investment-grade credit advancing 9.37%, while ultra-safe U.S. Treasuries managed only a 1.99% advance and finished at the back of the pack. Meanwhile, high-yield bonds, as measured by The BofA Merrill LynchSM US High Yield Constrained Index, gained a hearty 15.55%. Foreign bonds showed positive results during the year, with emerging markets easily outpacing their major developed-markets counterparts. The J.P. Morgan Emerging Markets Bond Index Global surged 18.54%, while the Citigroup® Non-USD Group-of-Seven (G7) Equal Weighted Index logged a 7.10% gain.

Comments from Geoff Stein, Lead Portfolio Manager of VIP Asset Manager: Growth Portfolio: For the year, the fund's share classes outpaced the 12.84% return of the Fidelity Asset Manager 70% Composite IndexSM. (For specific portfolio results, please see the performance section of this report.) Strong overall security selection and asset allocation fueled the fund's performance versus the index. In terms of security selection, the largest contributions were from domestic equities and investment-grade bonds. From an asset-allocation perspective, underweighting cash and investment-grade bonds provided the biggest boost, followed by an out-of-benchmark position in emerging-markets equities and an overweighting in U.S. stocks. On the downside, our lighter-than-benchmark exposure to foreign developed-markets equities worked against the fund, as stocks in Europe and Japan rallied during the period's second half. Additionally, a small allocation to commodities via a central fund detracted, as did an out-of-index allocation to a Treasury Inflation-Protected Securities (TIPS) central fund. Within the domestic equity subportfolio, strong stock selection in consumer discretionary, information technology, materials and industrials, along with avoiding the weak-performing utilities sector, bolstered its return, while stock picks in health care and adverse positioning in financials and energy detracted from its performance. The investment-grade bond central fund benefited from solid positioning and bond selection across a variety of sectors, including: corporate bonds, particularly those issued by financial institutions; government-agency mortgage-backed securities; commercial mortgage-backed securities; collateralized mortgage obligations; asset-backed securities; and TIPS. Conversely, investments in certain categories of industrial corporate bonds and an underweighting in non-U.S. sovereign bonds hampered the high-grade bond central fund's performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2012 to December 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period* July 1, 2012 to December 31, 2012
Initial Class	.72%
Actual		$ 1,000.00	$ 1,077.80	$ 3.76
HypotheticalA		$ 1,000.00	$ 1,021.52	$ 3.66
Service Class	.81%
Actual		$ 1,000.00	$ 1,077.00	$ 4.23
HypotheticalA		$ 1,000.00	$ 1,021.06	$ 4.12
Service Class 2	1.04%
Actual		$ 1,000.00	$ 1,075.40	$ 5.43
HypotheticalA		$ 1,000.00	$ 1,019.91	$ 5.28
Investor Class	.80%
Actual		$ 1,000.00	$ 1,077.20	$ 4.18
HypotheticalA		$ 1,000.00	$ 1,021.11	$ 4.06

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Central Funds, other than the Commodity Strategy and Money Market Central Funds.

Top Ten Stocks as of December 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	3.3	4.0
PulteGroup, Inc.	1.1	0.8
General Electric Co.	1.1	0.0
QUALCOMM, Inc.	1.0	0.8
Morgan Stanley	1.0	0.7
Pioneer Natural Resources Co.	1.0	1.0
Citigroup, Inc.	1.0	0.7
Amgen, Inc.	0.9	0.0
Gilead Sciences, Inc.	0.9	0.3
eBay, Inc.	0.8	0.1
	12.1
Market Sectors as of December 31, 2012
(stocks only)	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	15.7	15.2
Information Technology	11.3	12.3
Financials	9.2	6.6
Health Care	9.0	8.2
Energy	7.4	6.3
Industrials	5.9	6.8
Materials	4.3	3.4
Consumer Staples	4.1	3.6
Telecommunication Services	1.7	1.2
Utilities	0.6	0.6
Asset Allocation (% of fund's net assets)
As of December 31, 2012*		As of June 30, 2012**
	Stock Class and Equity Futures*** 72.1%		Stock Class and Equity Futures**** 65.6%
	Bond Class 24.2%		Bond Class 29.2%
	Short-Term Class 3.7%		Short-Term Class 5.2%
* Foreign investments	24.4%	** Foreign investments	21.1%

*** Includes investment in Fidelity Commodity Strategy Central Fund of 1.0%

**** Includes investment in Fidelity Commodity Strategy Central Fund of 0.5%

Asset allocations in the pie charts reflect the categorization of assets as defined in the Fund's prospectus in effect as of the time periods indicated above. Financial Statement categorizations conform to accounting standards and will differ from the pie chart. Percentages are adjusted for the effect of futures contracts and swap contracts, if applicable.

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying Fidelity Central Funds, other than the Commodity Strategy and Money Market Central Funds, is available at advisor.fidelity.com.

Annual Report

Investments December 31, 2012

Showing Percentage of Net Assets

Common Stocks - 50.9%
	Shares	Value
CONSUMER DISCRETIONARY - 13.9%
Auto Components - 0.5%
Delphi Automotive PLC (a)	13,800	$ 527,850
TRW Automotive Holdings Corp. (a)	6,400	343,104
		870,954
Automobiles - 0.2%
Harley-Davidson, Inc.	7,900	385,836
Diversified Consumer Services - 0.2%
Anhanguera Educacional Participacoes SA	9,800	167,449
Estacio Participacoes SA	8,800	181,461
		348,910
Hotels, Restaurants & Leisure - 0.8%
Chipotle Mexican Grill, Inc. (a)	1,900	565,174
Las Vegas Sands Corp.	9,700	447,752
Panera Bread Co. Class A (a)	1,700	270,011
		1,282,937
Household Durables - 2.9%
D.R. Horton, Inc.	43,700	864,386
KB Home	35,500	560,900
Lennar Corp. Class A	6,700	259,089
Mohawk Industries, Inc. (a)	2,000	180,940
PulteGroup, Inc. (a)	99,300	1,803,288
Toll Brothers, Inc. (a)	33,000	1,066,890
		4,735,493
Internet & Catalog Retail - 0.9%
Expedia, Inc.	15,100	927,895
priceline.com, Inc. (a)	800	496,960
		1,424,855
Leisure Equipment & Products - 0.3%
Polaris Industries, Inc.	5,500	462,825
Media - 2.1%
CBS Corp. Class B	20,800	791,440
Comcast Corp. Class A	30,200	1,128,876
The Walt Disney Co.	17,500	871,325
Time Warner, Inc.	11,000	526,130
		3,317,771
Multiline Retail - 0.6%
Macy's, Inc.	25,500	995,010
Specialty Retail - 3.4%
Cabela's, Inc. Class A (a)	7,100	296,425
Conn's, Inc. (a)	4,500	138,060
Dick's Sporting Goods, Inc.	5,300	241,097
GNC Holdings, Inc.	20,100	668,928
Home Depot, Inc.	18,400	1,138,040
Limited Brands, Inc.	13,200	621,192
PetSmart, Inc.	10,700	731,238
Pier 1 Imports, Inc.	9,900	198,000

	Shares	Value
TJX Companies, Inc.	23,000	$ 976,350
Urban Outfitters, Inc. (a)	9,600	377,856
		5,387,186
Textiles, Apparel & Luxury Goods - 2.0%
Arezzo Industria e Comercio SA	14,200	277,582
Coach, Inc.	1,900	105,469
Crocs, Inc. (a)	7,800	112,242
lululemon athletica, Inc. (a)	3,500	266,805
Michael Kors Holdings Ltd.	15,559	793,976
Prada SpA	43,100	418,793
PVH Corp.	4,800	532,848
Vera Bradley, Inc. (a)(d)	6,600	165,660
VF Corp.	3,500	528,395
		3,201,770
TOTAL CONSUMER DISCRETIONARY		22,413,547
CONSUMER STAPLES - 2.1%
Beverages - 0.9%
Fomento Economico Mexicano SAB de CV unit	34,900	349,127
Monster Beverage Corp. (a)	20,600	1,089,328
		1,438,455
Food & Staples Retailing - 0.5%
Wal-Mart Stores, Inc.	11,200	764,176
Food Products - 0.7%
Green Mountain Coffee Roasters, Inc. (a)	23,000	951,280
Orion Corp.	207	213,710
		1,164,990
Personal Products - 0.0%
Hengan International Group Co. Ltd.	4,000	36,531
TOTAL CONSUMER STAPLES		3,404,152
ENERGY - 5.7%
Energy Equipment & Services - 0.3%
Helmerich & Payne, Inc.	4,400	246,444
McDermott International, Inc. (a)	17,200	189,544
		435,988
Oil, Gas & Consumable Fuels - 5.4%
Anadarko Petroleum Corp.	11,300	839,703
Cobalt International Energy, Inc. (a)	4,500	110,520
Concho Resources, Inc. (a)	11,600	934,496
Continental Resources, Inc. (a)	14,200	1,043,558
EOG Resources, Inc.	4,600	555,634
Genel Energy PLC (a)	11,900	152,851
Hess Corp.	5,000	264,800
HollyFrontier Corp.	2,800	130,340
Kosmos Energy Ltd. (a)	17,900	221,065
Marathon Petroleum Corp.	4,800	302,400
Murphy Oil Corp.	9,800	583,590
Occidental Petroleum Corp.	9,400	720,134
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
PBF Energy, Inc.	1,200	$ 34,860
Pioneer Natural Resources Co.	15,300	1,630,827
Rosetta Resources, Inc. (a)	14,400	653,184
The Williams Companies, Inc.	15,300	500,922
		8,678,884
TOTAL ENERGY		9,114,872
FINANCIALS - 4.6%
Capital Markets - 2.1%
Apollo Global Management LLC Class A	53,000	920,080
Greenhill & Co., Inc.	2,600	135,174
KKR & Co. LP	17,700	269,571
Morgan Stanley	85,700	1,638,584
The Blackstone Group LP	25,100	391,309
		3,354,718
Diversified Financial Services - 1.1%
Bank of America Corp.	18,200	211,120
Citigroup, Inc.	40,900	1,618,004
		1,829,124
Real Estate Investment Trusts - 0.4%
American Tower Corp.	9,100	703,157
Real Estate Management & Development - 0.6%
Altisource Asset Management Corp. (a)	450	36,900
Altisource Portfolio Solutions SA (a)	4,500	389,948
Altisource Residential Corp. (a)	1,500	23,760
CBRE Group, Inc. (a)	20,300	403,970
Realogy Holdings Corp.	800	33,568
		888,146
Thrifts & Mortgage Finance - 0.4%
Nationstar Mortgage Holdings, Inc. (d)	2,000	61,960
Ocwen Financial Corp. (a)	15,000	518,850
		580,810
TOTAL FINANCIALS		7,355,955
HEALTH CARE - 7.7%
Biotechnology - 4.6%
Alexion Pharmaceuticals, Inc. (a)	4,800	450,288
Amgen, Inc.	17,500	1,510,600
ARIAD Pharmaceuticals, Inc. (a)	13,600	260,848
Biogen Idec, Inc. (a)	7,000	1,026,690
Clovis Oncology, Inc. (a)	3,600	57,600
Elan Corp. PLC sponsored ADR (a)	43,000	439,030
Gilead Sciences, Inc. (a)	19,000	1,395,550
Infinity Pharmaceuticals, Inc. (a)	3,100	108,500
InterMune, Inc. (a)(d)	11,800	114,342
KYTHERA Biopharmaceuticals, Inc.	5,600	169,904
Medivation, Inc. (a)	13,400	685,544
Onyx Pharmaceuticals, Inc. (a)	4,400	332,332

	Shares	Value
Regeneron Pharmaceuticals, Inc. (a)	3,500	$ 598,745
Synageva BioPharma Corp. (a)	4,700	217,563
		7,367,536
Health Care Equipment & Supplies - 0.9%
Edwards Lifesciences Corp. (a)	6,100	550,037
Haemonetics Corp. (a)	6,600	269,544
The Cooper Companies, Inc.	6,500	601,120
		1,420,701
Health Care Providers & Services - 1.0%
Catamaran Corp. (a)	15,600	734,916
Express Scripts Holding Co. (a)	11,500	621,000
Qualicorp SA (a)	31,000	324,982
		1,680,898
Pharmaceuticals - 1.2%
Allergan, Inc.	8,400	770,532
Valeant Pharmaceuticals International, Inc. (Canada) (a)	15,106	901,166
ViroPharma, Inc. (a)	11,100	252,636
		1,924,334
TOTAL HEALTH CARE		12,393,469
INDUSTRIALS - 3.8%
Airlines - 1.8%
Copa Holdings SA Class A	3,100	308,295
Delta Air Lines, Inc. (a)	49,300	585,191
United Continental Holdings, Inc. (a)	36,585	855,357
US Airways Group, Inc. (a)	83,100	1,121,850
		2,870,693
Commercial Services & Supplies - 0.1%
Aggreko PLC	3,100	88,470
Swisher Hygiene, Inc. (a)	24,821	39,093
		127,563
Construction & Engineering - 0.3%
Foster Wheeler AG (a)	9,300	226,176
MasTec, Inc. (a)	9,800	244,314
Quanta Services, Inc. (a)	2,500	68,225
		538,715
Industrial Conglomerates - 1.1%
General Electric Co.	85,600	1,796,744
Machinery - 0.1%
Chart Industries, Inc. (a)	3,300	220,011
Marine - 0.0%
DryShips, Inc. (a)	41,500	65,570
Professional Services - 0.3%
Bureau Veritas SA	3,800	426,093
Trading Companies & Distributors - 0.1%
Mills Estruturas e Servicos de Engenharia SA	6,400	107,551
TOTAL INDUSTRIALS		6,152,940
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - 10.0%
Communications Equipment - 1.6%
Acme Packet, Inc. (a)	16,400	$ 362,768
Alcatel-Lucent SA sponsored ADR (a)(d)	59,100	82,149
Juniper Networks, Inc. (a)	8,300	163,261
Palo Alto Networks, Inc.	200	10,704
QUALCOMM, Inc.	26,500	1,643,530
Riverbed Technology, Inc. (a)	10,900	214,948
Ruckus Wireless, Inc. (d)	7,300	164,469
		2,641,829
Computers & Peripherals - 3.5%
3D Systems Corp. (a)(d)	7,200	384,120
Apple, Inc.	10,000	5,330,297
		5,714,417
Internet Software & Services - 2.0%
Bankrate, Inc. (a)	36,700	456,915
Cornerstone OnDemand, Inc. (a)	10,800	318,924
eBay, Inc. (a)	23,900	1,219,378
Facebook, Inc. Class A	5,980	159,247
Liquidity Services, Inc. (a)	9,400	384,084
Rackspace Hosting, Inc. (a)	9,200	683,284
		3,221,832
IT Services - 0.5%
Teradata Corp. (a)	4,700	290,883
Visa, Inc. Class A	3,200	485,056
		775,939
Semiconductors & Semiconductor Equipment - 0.9%
Freescale Semiconductor Holdings I Ltd. (a)	23,100	254,331
NXP Semiconductors NV (a)	34,700	915,039
Skyworks Solutions, Inc. (a)	10,700	217,210
		1,386,580
Software - 1.5%
Citrix Systems, Inc. (a)	9,300	611,475
CommVault Systems, Inc. (a)	5,100	355,521
Informatica Corp. (a)	12,300	372,936
RealPage, Inc. (a)	8,800	189,816
salesforce.com, Inc. (a)	2,800	470,680
Splunk, Inc.	300	8,706
VMware, Inc. Class A (a)	2,400	225,936
Workday, Inc.	1,900	103,550
		2,338,620
TOTAL INFORMATION TECHNOLOGY		16,079,217
MATERIALS - 2.5%
Chemicals - 2.5%
Arkema SA	2,600	272,996
Eastman Chemical Co.	9,800	666,890
FMC Corp.	7,200	421,344

	Shares	Value
Huntsman Corp.	13,800	$ 219,420
LyondellBasell Industries NV Class A	16,500	941,985
Mexichem SAB de CV	49,000	273,349
PetroLogistics LP	10,800	146,232
Rockwood Holdings, Inc.	5,500	272,030
Sherwin-Williams Co.	2,300	353,786
Westlake Chemical Corp.	6,700	531,310
		4,099,342
TELECOMMUNICATION SERVICES - 0.6%
Diversified Telecommunication Services - 0.1%
Telecom Italia SpA	89,400	81,092
Telefonica SA	6,255	84,687
		165,779
Wireless Telecommunication Services - 0.5%
SBA Communications Corp. Class A (a)	9,600	681,792
Vodafone Group PLC sponsored ADR	4,800	120,912
		802,704
TOTAL TELECOMMUNICATION SERVICES		968,483
TOTAL COMMON STOCKS (Cost $65,490,709)		81,981,977
Nonconvertible Preferred Stocks - 0.1%

TELECOMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.1%
Telecom Italia SpA (Risparmio Shares) (Cost $80,012)	99,100	78,873
Fixed-Income Funds - 26.3%

Fidelity Emerging Markets Debt Central Fund (f)	72,155	808,859
Fidelity Floating Rate Central Fund (f)	38,565	4,048,579
Fidelity High Income Central Fund 1 (f)	39,374	4,042,127
Fidelity Inflation-Protected Bond Index Central Fund (f)	46,628	4,799,420
Fidelity VIP Investment Grade Central Fund (f)	263,329	28,673,911
TOTAL FIXED-INCOME FUNDS (Cost $39,456,589)		42,372,896
Equity Funds - 20.0%

Domestic Equity Funds - 1.0%
Fidelity Commodity Strategy Central Fund (f)	150,488	1,583,138
Equity Funds - continued
	Shares	Value
International Equity Funds - 19.0%
Fidelity Emerging Markets Equity Central Fund (f)	43,306	$ 9,027,490
Fidelity International Equity Central Fund (f)	313,566	21,589,033
TOTAL INTERNATIONAL EQUITY FUNDS		30,616,523
TOTAL EQUITY FUNDS (Cost $37,274,969)		32,199,661
U.S. Treasury Obligations - 0.1%
Principal Amount
U.S. Treasury Bills, yield at date of purchase 0.03% 3/7/13 (e) (Cost $199,990)	$ 200,000	199,987
Money Market Funds - 3.2%
	Shares
Fidelity Cash Central Fund, 0.18% (b)	4,344,988	4,344,988
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(c)	716,850	716,850
TOTAL MONEY MARKET FUNDS (Cost $5,061,838)		5,061,838
TOTAL INVESTMENT PORTFOLIO - 100.6% (Cost $147,564,107)	161,895,232
NET OTHER ASSETS (LIABILITIES) - (0.6)%	(907,434)
NET ASSETS - 100%	$ 160,987,798
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
14 CME E-mini S&P 500 Index Contracts	March 2013	$ 994,070	$ (12,173)
27 NYSE E-mini MSCI EAFE Index Contracts	March 2013	2,187,405	13,487
TOTAL EQUITY INDEX CONTRACTS		$ 3,181,475	$ 1,314

The face value of futures purchased as a percentage of net assets is 2%
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $169,989.

(f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-Q and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro rata share of securities and other investments held indirectly through its investment in underlying Fidelity Central Funds, other than the Commodity Strategy and Money Market Central Funds, is available at advisor.fidelity.com. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 7,159
Fidelity Commodity Strategy Central Fund	2,303
Fidelity Emerging Markets Debt Central Fund	56,492
Fidelity Emerging Markets Equity Central Fund	95,959
Fidelity Floating Rate Central Fund	225,084
Fidelity High Income Central Fund 1	294,348
Fidelity International Equity Central Fund	673,480
Fidelity Securities Lending Cash Central Fund	46,092
Fidelity VIP Investment Grade Central Fund	934,410
Total	$ 2,335,327
Additional information regarding the Fund's fiscal year to date purchases and sales, including the ownership percentage, of the non Money Market Central Funds is as follows:
Fund	Value, beginning of period	Purchases	Sales Proceeds	Value, end of period	% ownership, end of period
Fidelity Commodity Strategy Central Fund	$ 2,751,623	$ 1,563,683	$ 2,677,045	$ 1,583,138	0.3%
Fidelity Emerging Markets Debt Central Fund	946,655	65,345	308,258	808,859	0.7%
Fidelity Emerging Markets Equity Central Fund	4,119,625	5,553,708	1,743,347	9,027,490	1.2%
Fidelity Floating Rate Central Fund	4,094,560	2,490,590	2,802,062	4,048,579	0.3%
Fidelity High Income Central Fund 1	4,627,374	294,348	1,197,642	4,042,127	0.7%
Fidelity Inflation-Protected Bond Index Central Fund	-	5,725,039	1,086,145	4,799,420	0.6%
Fidelity International Equity Central Fund	23,390,361	3,195,427	8,074,701	21,589,033	1.5%
Fidelity VIP Investment Grade Central Fund	33,169,163	4,398,574	9,326,784	28,673,911	0.7%
Total	$ 73,099,361	$ 23,286,714	$ 27,215,984	$ 74,572,557
Other Information

The following is a summary of the inputs used, as of December 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 22,413,547	$ 21,368,262	$ 1,045,285	$ -
Consumer Staples	3,404,152	3,153,911	250,241	-
Energy	9,114,872	8,962,021	152,851	-
Financials	7,355,955	7,355,955	-	-
Health Care	12,393,469	12,068,487	324,982	-
Industrials	6,152,940	5,491,733	661,207	-
Information Technology	16,079,217	16,079,217	-	-
Materials	4,099,342	3,826,346	272,996	-
Telecommunication Services	1,047,356	802,704	244,652	-
U.S. Government and Government Agency Obligations	199,987	-	199,987	-
Fixed-Income Funds	42,372,896	42,372,896	-	-
Money Market Funds	5,061,838	5,061,838	-	-
Equity Funds	32,199,661	32,199,661	-	-
Total Investments in Securities:	$ 161,895,232	$ 158,743,031	$ 3,152,201	$ -
Derivative Instruments:
Assets
Futures Contracts	$ 13,487	$ 13,487	$ -	$ -
Liabilities
Futures Contracts	$ (12,173)	$ (12,173)	$ -	$ -
Total Derivative Instruments:	$ 1,314	$ 1,314	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2012. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 13,487	$ (12,173)
Total Value of Derivatives	$ 13,487	$ (12,173)

(a) Reflects cumulative appreciation/(depreciation) on futures contracts as disclosed on the Schedule of Investments. Only the period end variation margin is separately disclosed on the Statement of Assets and Liabilities.

Other Information

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Central Funds, other than the Commodity Strategy and Money Market Central Funds.

The composition of credit quality ratings as a percentage of net assets is as follows (Unaudited):
U.S. Government and U.S. Government Agency Obligations	13.8%
AAA,AA,A	2.2%
BBB	3.2%
BB	1.2%
B	3.3%
CCC,CC,C	0.5%
D	0.0%*
Not Rated	0.3%
Equities**	70.3%
Short-Term Investments and Net Other Assets	5.2%
100.0%

* Amount represents less than 0.1%

** Includes investment in Fidelity Commodity Strategy Central Fund of 1.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Investments - continued

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	74.2%
United Kingdom	3.4%
Japan	1.9%
France	1.8%
Brazil	1.7%
Netherlands	1.5%
Canada	1.5%
Korea (South)	1.1%
Switzerland	1.0%
Australia	1.0%
Others (Individually Less Than 1%)	10.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2012

Assets
Investment in securities, at value (including securities loaned of $717,747) - See accompanying schedule: Unaffiliated issuers (cost $65,770,711)	$ 82,260,837
Fidelity Central Funds (cost $81,793,396)	79,634,395
Total Investments (cost $147,564,107)		$ 161,895,232
Cash		19,965
Receivable for investments sold		7,210
Receivable for fund shares sold		2,804
Dividends receivable		31,838
Distributions receivable from Fidelity Central Funds		1,784
Receivable for daily variation margin on futures contracts		52,675
Prepaid expenses		305
Other receivables		14,479
Total assets		162,026,292

Liabilities
Payable for fund shares redeemed	$ 190,726
Accrued management fee	74,236
Distribution and service plan fees payable	1,064
Other affiliated payables	21,059
Other payables and accrued expenses	34,559
Collateral on securities loaned, at value	716,850
Total liabilities		1,038,494

Net Assets		$ 160,987,798
Net Assets consist of:
Paid in capital		$ 170,802,682
Distributions in excess of net investment income		(7)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(24,147,225)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		14,332,348
Net Assets		$ 160,987,798

Statement of Assets and Liabilities - continued

December 31, 2012

Initial Class: Net Asset Value, offering price and redemption price per share ($116,252,007 ÷ 7,679,076 shares)	$ 15.14

Service Class: Net Asset Value, offering price and redemption price per share ($3,541,170 ÷ 235,376 shares)	$ 15.04

Service Class 2: Net Asset Value, offering price and redemption price per share ($3,620,573 ÷ 241,775 shares)	$ 14.97

Investor Class: Net Asset Value, offering price and redemption price per share ($37,574,048 ÷ 2,491,656 shares)	$ 15.08

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2012

Investment Income
Dividends		$ 914,554
Interest		84
Income from Fidelity Central Funds		2,335,327
Total income		3,249,965

Expenses
Management fee	$ 905,766
Transfer agent fees	157,074
Distribution and service plan fees	13,303
Accounting and security lending fees	80,398
Custodian fees and expenses	20,186
Independent trustees' compensation	611
Registration fees	18
Audit	43,618
Legal	1,337
Miscellaneous	1,473
Total expenses before reductions	1,223,784
Expense reductions	(21,301)	1,202,483
Net investment income (loss)		2,047,482
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	4,666,702
Fidelity Central Funds	573,918
Foreign currency transactions	(5,530)
Futures contracts	(137,239)
Capital gain distributions from Fidelity Central Funds	667,674
Total net realized gain (loss)		5,765,525
Change in net unrealized appreciation (depreciation) on: Investment securities	15,661,520
Assets and liabilities in foreign currencies	153
Futures contracts	1,314
Total change in net unrealized appreciation (depreciation)		15,662,987
Net gain (loss)		21,428,512
Net increase (decrease) in net assets resulting from operations		$ 23,475,994

Statement of Changes in Net Assets

	Year ended December 31, 2012	Year ended December 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,047,482	$ 2,586,176
Net realized gain (loss)	5,765,525	11,988,321
Change in net unrealized appreciation (depreciation)	15,662,987	(25,496,503)
Net increase (decrease) in net assets resulting from operations	23,475,994	(10,922,006)
Distributions to shareholders from net investment income	(2,210,245)	(2,772,096)
Distributions to shareholders from net realized gain	(580,372)	(339,717)
Total distributions	(2,790,617)	(3,111,813)
Share transactions - net increase (decrease)	(18,745,600)	(8,641,746)
Total increase (decrease) in net assets	1,939,777	(22,675,565)

Net Assets
Beginning of period	159,048,021	181,723,586
End of period (including distributions in excess of net investment income of $7 and distributions in excess of net investment income of $3,888, respectively)	$ 160,987,798	$ 159,048,021

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 13.35	$ 14.52	$ 12.66	$ 9.68	$ 15.51
Income from Investment Operations
Net investment income (loss) C	.19	.22	.16	.17	.26
Net realized and unrealized gain (loss)	1.87	(1.12)	1.91	3.01	(5.82)
Total from investment operations	2.06	(.90)	2.07	3.18	(5.56)
Distributions from net investment income	(.21)	(.24)	(.16)	(.18)	(.26)
Distributions from net realized gain	(.06)	(.03)	(.05)	(.02)	(.01)
Total distributions	(.27)	(.27)	(.21)	(.20)	(.27)
Net asset value, end of period	$ 15.14	$ 13.35	$ 14.52	$ 12.66	$ 9.68
Total Return A,B	15.45%	(6.17)%	16.34%	32.91%	(35.81)%
Ratios to Average Net Assets D,F
Expenses before reductions	.72%	.73%	.74%	.78%	.74%
Expenses net of fee waivers, if any	.72%	.72%	.73%	.78%	.74%
Expenses net of all reductions	.71%	.71%	.72%	.77%	.73%
Net investment income (loss)	1.29%	1.49%	1.20%	1.57%	1.90%
Supplemental Data
Net assets, end of period (000 omitted)	$ 116,252	$ 113,899	$ 138,051	$ 136,479	$ 118,672
Portfolio turnover rate E	59%	71%	68%	126%	110%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 13.26	$ 14.42	$ 12.58	$ 9.62	$ 15.41
Income from Investment Operations
Net investment income (loss) C	.17	.20	.14	.16	.24
Net realized and unrealized gain (loss)	1.86	(1.11)	1.89	2.99	(5.77)
Total from investment operations	2.03	(.91)	2.03	3.15	(5.53)
Distributions from net investment income	(.20)	(.22)	(.15)	(.17)	(.25)
Distributions from net realized gain	(.06)	(.03)	(.05)	(.02)	(.01)
Total distributions	(.25) G	(.25)	(.19) H	(.19)	(.26)
Net asset value, end of period	$ 15.04	$ 13.26	$ 14.42	$ 12.58	$ 9.62
Total Return A,B	15.34%	(6.26)%	16.18%	32.79%	(35.88)%
Ratios to Average Net Assets D,F
Expenses before reductions	.82%	.83%	.84%	.88%	.84%
Expenses net of fee waivers, if any	.82%	.82%	.84%	.88%	.84%
Expenses net of all reductions	.81%	.81%	.82%	.87%	.83%
Net investment income (loss)	1.19%	1.39%	1.09%	1.47%	1.80%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,541	$ 5,654	$ 3,999	$ 3,838	$ 2,911
Portfolio turnover rate E	59%	71%	68%	126%	110%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.25 per share is comprised of distributions from net investment income of $.195 and distributions from net realized gain of $.055 per share.

H Total distributions of $.19 per share is comprised of distributions from net investment income of $.148 and distributions from net realized gain of $.045 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 13.21	$ 14.36	$ 12.51	$ 9.57	$ 15.34
Income from Investment Operations
Net investment income (loss) C	.14	.17	.12	.14	.22
Net realized and unrealized gain (loss)	1.84	(1.09)	1.88	2.97	(5.75)
Total from investment operations	1.98	(.92)	2.00	3.11	(5.53)
Distributions from net investment income	(.17)	(.20)	(.11)	(.15)	(.23)
Distributions from net realized gain	(.06)	(.03)	(.05)	(.02)	(.01)
Total distributions	(.22) G	(.23)	(.15) H	(.17)	(.24)
Net asset value, end of period	$ 14.97	$ 13.21	$ 14.36	$ 12.51	$ 9.57
Total Return A,B	15.03%	(6.39)%	16.02%	32.55%	(36.05)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.04%	1.01%	1.02%	1.06%	1.01%
Expenses net of fee waivers, if any	1.04%	1.01%	1.02%	1.06%	1.01%
Expenses net of all reductions	1.03%	1.00%	1.00%	1.05%	1.01%
Net investment income (loss)	.97%	1.20%	.91%	1.29%	1.62%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,621	$ 3,260	$ 6,046	$ 8,139	$ 6,545
Portfolio turnover rate E	59%	71%	68%	126%	110%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.22 per share is comprised of distributions from net investment income of $.167 and distributions from net realized gain of $.055 per share.

H Total distributions of $.15 per share is comprised of distributions from net investment income of $.108 and distributions from net realized gain of $.045 per share.

Financial Highlights - Investor Class

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 13.30	$ 14.46	$ 12.61	$ 9.65	$ 15.46
Income from Investment Operations
Net investment income (loss) C	.18	.20	.15	.16	.24
Net realized and unrealized gain (loss)	1.86	(1.10)	1.90	2.99	(5.78)
Total from investment operations	2.04	(.90)	2.05	3.15	(5.54)
Distributions from net investment income	(.20)	(.23)	(.15)	(.17)	(.26)
Distributions from net realized gain	(.06)	(.03)	(.05)	(.02)	(.01)
Total distributions	(.26)	(.26)	(.20)	(.19)	(.27)
Net asset value, end of period	$ 15.08	$ 13.30	$ 14.46	$ 12.61	$ 9.65
Total Return A,B	15.34%	(6.20)%	16.25%	32.68%	(35.85)%
Ratios to Average Net Assets D,F
Expenses before reductions	.81%	.81%	.83%	.89%	.83%
Expenses net of fee waivers, if any	.81%	.81%	.82%	.89%	.83%
Expenses net of all reductions	.79%	.80%	.81%	.87%	.83%
Net investment income (loss)	1.21%	1.41%	1.11%	1.47%	1.81%
Supplemental Data
Net assets, end of period (000 omitted)	$ 37,574	$ 36,235	$ 33,627	$ 26,307	$ 20,137
Portfolio turnover rate E	59%	71%	68%	126%	110%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2012

1. Organization.

VIP Asset Manager: Growth Portfolio (the Fund) is a fund of Variable Insurance Products Fund V (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The following summarizes the Fund's investment in each Fidelity Central Fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio*
Fidelity Commodity Strategy Central Fund	Geode Capital Management, LLC (Geode)***	Seeks to provide investment returns that correspond to the performance of the commodities market.	Investment in wholly-owned subsidiary organized under the laws of the Cayman Islands Repurchase Agreements Futures	.05%
Fidelity Emerging Markets Debt Central Fund	FMR Co., Inc. (FMRC)	Seeks high total return by normally investing in debt securities of issuers in emerging markets and other debt investments that are tied economically to emerging markets.	Foreign Securities Delayed Delivery & When Issued Securities Restricted Securities	.01%
Fidelity Emerging Markets Equity Central Fund	FMRC	Seeks capital appreciation by investing primarily in equity securities of issuers in emerging markets.	Foreign Securities Repurchase Agreements Delayed Delivery & When Issued Securities Futures Restricted Securities	.16%
Fidelity International Equity Central Fund	FMRC	Seeks capital appreciation by investing primarily in non-U.S. based common stocks, including securities of issuers located in emerging markets.	Foreign Securities Futures	.02%
Fidelity Floating Rate Central Fund	FMRC	Seeks a high level of income by normally investing in floating rate loans and other floating rate securities.	Loans & Direct Debt Instruments Repurchase Agreements Delayed Delivery & When Issued Securities Restricted Securities	.00%**
Fidelity High Income Central Fund 1	FMRC

Seeks a high level of income and may also seek capital appreciation by investing primarily in debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities.

			Loans & Direct Debt Instruments Repurchase Agreements Restricted Securities	.00%**
Fidelity Inflation-Protected Bond Index Central Fund	Fidelity Investment Money Management, Inc. (FIMM)	Seeks to provide investment results that correspond to the performance of the inflation-protected United States Treasury market, and may invest in derivatives.	Repurchase Agreements	.00%**
VIP Investment Grade Central Fund	FIMM	Seeks a high level of current income by normally investing in investment-grade debt securities and repurchase agreements.	Delayed Delivery & When Issued Securities Repurchase Agreements Restricted Securities Swap Agreements	.00%**
Fidelity Money Market Central Funds	FIMM	Seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	.00%**

* Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

** Amount represents less than .01%.

*** Effective December 31, 2012, Geode replaced FMRC as the investment manager.

Annual Report

2. Investments in Fidelity Central Funds - continued

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying Fidelity Central Funds, other than the Commodity Strategy and Money Market Central Funds, is available at advisor.fidelity.com. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including security valuation policies) of those funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For U.S. government and government agency obligations, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price or official closing price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2012, is included at the end of the Fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the Fidelity Central Funds. Although not included in the Fund's expenses, the Fund indirectly bears its proportionate share of the Fidelity Central Funds' expenses through the impact of these expenses on each Fidelity Central Fund's NAV. Based on their most recent shareholder report date, expenses of the Fidelity Central Funds ranged from less than .01% to .16%.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of December 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, in-kind transactions, futures contracts, foreign currency transactions, market discount, partnerships (including allocations from Fidelity Central Funds), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 30,194,955
Gross unrealized depreciation	(7,733,879)
Net unrealized appreciation (depreciation) on securities and other investments	$ 22,461,076

Tax Cost	$ 139,434,156

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 32,241
Capital loss carryforward	$ (32,308,102)
Net unrealized appreciation (depreciation)	$ 22,460,985

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2016	$ (10,948,943)
2017	(21,359,159)
Total capital loss carryforward	$ (32,308,102)

The tax character of distributions paid was as follows:

	December 31, 2012	December 31, 2011
Ordinary Income	$ 2,790,617	$ 3,111,813

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts is mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Annual Report

Notes to Financial Statements - continued

4. Derivative Instruments - continued

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of activity for the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of ($137,239) and a change in net unrealized appreciation (depreciation) of $1,314 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities (including the Equity and Fixed-Income Central Funds), other than short-term securities, aggregated $92,325,684 and $106,811,110, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

During the period, FMR paid a portion of the management fees received from the Fund to the Fidelity Central Funds' investment advisers, certain of whom are also affiliates, for managing the assets of the Fidelity Central Funds. Effective December 31, 2012, Geode replaced FMRC as the investment manager for the Fidelity Commodity Strategy Central Fund. FMR no longer pays a portion of the management fees received from the Fund to the investment manager for managing the assets of the Fidelity Commodity Strategy Central Fund.

During the period, FMR waived a portion of its management fee as described in the Expense Reductions note.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$ 4,064
Service Class 2	9,239
$ 13,303

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. In addition, FIIOC receives an asset-based fee of .0038% of average net assets for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class, including printing and out of pocket expenses, were as follows:

Initial Class	$ 88,152
Service Class	3,032
Service Class 2	5,338
Investor Class	60,552
$ 157,074

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,959 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $450 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $46,092, including $17 from securities loaned to FCM.

9. Expense Reductions.

During the period, FMR contractually agreed to waive a portion of the Fund's management fee in an amount equal to the management fee paid to FMR by the subsidiary of Fidelity Commodity Strategy Central Fund based on the Fund's proportionate ownership of the Central Fund. This waiver reduced the Fund's management fee by $900. Effective December 31, 2012, this waiver arrangement was terminated when Geode, an unaffiliated investment manager of FMR, replaced FMRC as the investment manager for Fidelity Commodity Strategy Central Fund and its subsidiary.

Many of the brokers with whom FMR places trades on behalf of the Fund, and certain Central Funds, provided services in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $20,401 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2012	2011
From net investment income
Initial Class	$ 1,629,244	$ 2,018,353
Service Class	45,299	50,378
Service Class 2	40,910	86,587
Investor Class	494,792	616,778
Total	$ 2,210,245	$ 2,772,096
From net realized gain
Initial Class	$ 418,731	$ 242,872
Service Class	12,776	6,522
Service Class 2	13,474	12,555
Investor Class	135,391	77,768
Total	$ 580,372	$ 339,717

Annual Report

Notes to Financial Statements - continued

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2012	2011	2012	2011
Initial Class
Shares sold	209,683	324,970	$ 3,101,220	$ 4,775,569
Reinvestment of distributions	137,264	171,956	2,047,975	2,261,225
Shares redeemed	(1,201,677)	(1,472,410)	(17,554,476)	(21,398,844)
Net increase (decrease)	(854,730)	(975,484)	$ (12,405,281)	$ (14,362,050)
Service Class
Shares sold	67,757	209,255	$ 988,975	$ 2,776,259
Reinvestment of distributions	3,916	4,353	58,075	56,900
Shares redeemed	(262,622)	(64,541)	(3,862,828)	(925,999)
Net increase (decrease)	(190,949)	149,067	$ (2,815,778)	$ 1,907,160
Service Class 2
Shares sold	48,258	149,932	$ 685,875	$ 2,168,633
Reinvestment of distributions	3,682	7,620	54,384	99,142
Shares redeemed	(57,062)	(331,565)	(826,629)	(4,516,196)
Net increase (decrease)	(5,122)	(174,013)	$ (86,370)	$ (2,248,421)
Investor Class
Shares sold	326,655	881,525	$ 4,754,809	$ 12,860,103
Reinvestment of distributions	42,379	53,019	630,183	694,546
Shares redeemed	(602,703)	(534,217)	(8,823,163)	(7,493,084)
Net increase (decrease)	(233,669)	400,327	$ (3,438,171)	$ 6,061,565

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 78% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund V and Shareholders of VIP Asset Manager: Growth Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Asset Manager: Growth Portfolio (the Fund), a fund of Variable Insurance Products Fund V, including the schedule of investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Asset Manager: Growth Portfolio as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2013

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Elizabeth S. Acton and James C. Curvey, each of the Trustees oversees 218 funds advised by FMR or an affiliate. Ms. Acton oversees 200 funds advised by FMR or an affiliate. Mr. Curvey oversees 452 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the month in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Albert R. Gamper, Jr. serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds and another Board oversees Fidelity's equity and high income funds. The asset allocation funds may invest in Fidelity funds that are overseen by such other Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Abigail P. Johnson (51)

Year of Election or Appointment: 2009

Ms. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Ms. Johnson serves as President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (2011-present), Chairman and Director of FMR (2011-present), and the Vice Chairman and Director (2007-present) of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc., and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity funds (2001-2005), and managed a number of Fidelity funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (61)

Year of Election or Appointment: 2013

Ms. Acton is Trustee of certain Trusts. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (November 2011-April 2012), Executive Vice President, Chief Financial Officer (April 2002-November 2011), and Treasurer (May 2004-May 2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present).

Albert R. Gamper, Jr. (70)

Year of Election or Appointment: 2007

Mr. Gamper is Chairman of the Independent Trustees of the Fixed Income and Asset Allocation Funds (2012-present). Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), a member of the Board of Trustees, Rutgers University (2004-present), and Chairman of the Board of Barnabas Health Care System. Previously, Mr. Gamper served as Vice Chairman of the Independent Trustees of the Fixed Income and Asset Allocation Funds (2011-2012) and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (61)

Year of Election or Appointment: 2010

Mr. Gartland is Chairman and an investor in Gartland and Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (65)

Year of Election or Appointment: 2008

Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation (diversified power management, 2009-present), AGL Resources, Inc. (holding company, 2002-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008) and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (58)

Year of Election or Appointment: 2009

Previously, Mr. Kenneally served as a Member of the Advisory Board for certain Fidelity Fixed Income and Asset Allocation Funds (2008-2009). Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management (2003-2005). Mr. Kenneally was a Director of the Credit Suisse Funds (U.S. mutual funds, 2004-2008) and certain other closed-end funds (2004-2005) and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (72)

Year of Election or Appointment: 2007

Mr. Keyes serves as a member of the Boards of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, since 2002) and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, since 1998). Prior to his retirement, Mr. Keyes served as Chairman and Chief Executive Officer of Johnson Controls (automotive, building, and energy, 1998-2002) and as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (66)

Year of Election or Appointment: 2001

Ms. Knowles is Vice Chairman of the Independent Trustees of the Fixed Income and Asset Allocation Funds (2012-present). Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is an Honorary Trustee of the Brookings Institution and a member of the Board of the Catalina Island Conservancy and of the Santa Catalina Island Company (2009-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California and the Foundation Board of the School of Architecture at the University of Virginia (2007-present). Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007).

Kenneth L. Wolfe (73)

Year of Election or Appointment: 2007

Prior to his retirement, Mr. Wolfe served as Chairman and a Director (2007-2009) and Chairman and Chief Executive Officer (1994-2001) of Hershey Foods Corporation. He also served as a member of the Boards of Adelphia Communications Corporation (telecommunications, 2003-2006), Bausch & Lomb, Inc. (medical/pharmaceutical, 1993-2007), and Revlon, Inc. (personal care products, 2004-2009). Mr. Wolfe previously served as Chairman of the Independent Trustees of the Fixed Income and Asset Allocation Funds (2008-2012).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Executive Officers:

Correspondence intended for each executive officer may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Stephanie J. Dorsey (43)

Year of Election or Appointment: 2013

President and Treasurer of Fidelity's Fixed Income and Asset Allocation Funds. Ms. Dorsey also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Charles S. Morrison (52)

Year of Election or Appointment: 2012

Vice President of Fidelity's Fixed Income and Asset Allocation Funds. Mr. Morrison also serves as President, Fixed Income and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Fixed Income Division.

Derek L. Young (48)

Year of Election or Appointment: 2009

Vice President of Fidelity's Asset Allocation Funds. Mr. Young is also a Trustee of other investment companies advised by Strategic Advisers, Inc. (Strategic Advisers) (2012-present), President and a Director of Strategic Advisers (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

Andrew Windmueller (52)

Year of Election or Appointment: 2012

Vice President of Fidelity's Asset Allocation Funds. Mr. Windmueller also serves as Chief Investment Officer of Strategic Advisers, Inc. (2011-present), Chief Investment Officer for Global Asset Allocation Multi-Asset Class Strategies (2011-present), and is an employee of Fidelity Investments (2000-present).

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Ramon Herrera (38)

Year of Election or Appointment: 2012

Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds. Mr. Herrera also serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2004-present).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Michael H. Whitaker (45)

Year of Election or Appointment: 2008

Chief Compliance Officer of Fidelity's Fixed Income and Asset Allocation Funds. Mr. Whitaker also serves as Chief Compliance Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present). Mr. Whitaker is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Stephen Sadoski (41)

Year of Election or Appointment: 2013

Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds. Mr. Sadoski also serves as Deputy Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as Assistant Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2012-2013), an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Fixed Income and Asset Allocation Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer (2011-present) and Deputy Treasurer (2008-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Kenneth B. Robins (43)

Year of Election or Appointment: 2009

Assistant Treasurer of the Fidelity Fixed Income and Asset Allocation Funds. Mr. Robins also serves as President and Treasurer of other Fidelity funds (2008-present; 2010-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of VIP Asset Manager: Growth Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Dividends	Capital Gains
Initial Class	02/15/2013	02/15/2013	$0.000	$0.005
Service Class	02/15/2013	02/15/2013	$0.000	$0.005
Service Class 2	02/15/2013	02/15/2013	$0.000	$0.005
Investor Class	02/15/2013	02/15/2013	$0.000	$0.005

A total of 3.92% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Initial Class designates 25%, Service Class designates 27%, Service Class 2 designates 30%, and Investor Class designates 26%, of the dividends distributed in December 2012 as qualifying for the dividends-received deduction for corporate shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Asset Manager: Growth Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established three standing committees, Operations, Audit, and Governance and Nominating, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and, among other matters, considers matters specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its September 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a sector neutral investment approach for certain funds and utilizing a team of portfolio managers to manage certain sector-neutral funds; (vi) rationalizing product lines and gaining increased efficiencies through combinations of several funds with other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a proprietary custom index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, the cumulative total returns of Initial Class and Service Class 2 of the fund, the cumulative total returns of a proprietary custom index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's proprietary custom index is an index developed by FMR that represents the performance of the fund's three asset classes according to their respective weightings in the fund's neutral mix.

VIP Asset Manager: Growth Portfolio

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Initial Class of the fund was in the fourth quartile for the one-year period, the first quartile for the three-year period, and the second quartile for the five-year period. The Board also noted that the investment performance of Initial Class of the fund compared favorably to its benchmark for the three- and five-year periods, although the fund's one-year total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Annual Report

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 27% means that 73% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Asset Manager: Growth Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Initial Class, Investor Class, and Service Class ranked below its competitive median for 2011 and the total expense ratio of Service Class 2 ranked above its competitive median for 2011. The Board considered that various factors, including 12b-1 fees and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Service Class 2 was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the compensation paid to fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's fee structures, including the group fee structure, and the rationale for recommending different fees among different categories of funds and classes; (vi) Fidelity's voluntary waiver of its fees to maintain minimum yields for certain money market funds and classes as well as contractual waivers in place for certain funds; (vii) regulatory and industry developments, including those affecting money market funds and target date funds, and the potential impact to Fidelity; (viii) Fidelity's transfer agent fees, expenses, and services, and drivers for determining the transfer agent fee structure of different funds and classes; (ix) management fee rates charged by FMR or Fidelity entities to other Fidelity clients; (x) the allocation of and historical trends in Fidelity's realization of fall-out benefits; and (xi) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes or to achieve further economies of scale.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

Fidelity Investments Money Management, Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

VIPAMG-ANN-0213
1.540207.115

Fidelity® Variable Insurance Products:
Investment Grade Bond Portfolio

Annual Report

December 31, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)
Fidelity® VIP Investment Grade Central Fund Financial Statements	30	Complete list of investments and financial statements for Fidelity® VIP Investment Grade Central Fund.

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2012	Past 1 year	Past 5 years	Past 10 years
VIP Investment Grade Bond Portfolio - Initial Class	5.90%	6.53%	5.31%
VIP Investment Grade Bond Portfolio - Service Class	5.77%	6.41%	5.20%
VIP Investment Grade Bond Portfolio - Service Class 2	5.60%	6.25%	5.05%
VIP Investment Grade Bond Portfolio - Investor Class A	5.89%	6.51%	5.28%

A The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. Had Investor Class's transfer agent fee been reflected, returns prior to July 21, 2005, would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Investment Grade Bond Portfolio - Initial Class on December 31, 2002. The chart shows how the value of your investment would have changed, and also shows how the Barclays® U.S. Aggregate Bond Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global markets overcame a host of macroeconomic concerns in 2012 - related to the eurozone debt crisis, the strength and pace of the U.S. economic recovery, the U.S. fiscal debate and a slowdown in China's once-blistering growth - to post broad-based gains for the year, with more-economically sensitive asset classes leading the way. Investor sentiment improved as some of the uncertainties holding back the markets began to lift and the outlook brightened in the face of stimulative global monetary policies and modest inflationary pressures. Riskier assets such as stocks saw the biggest advances, with international equities edging their U.S. counterparts, thanks to an especially strong rally in the fourth quarter. Similarly, within fixed income, credit-sensitive sectors - including high-yield/investment-grade corporate bonds and emerging-markets debt - surged ahead of more-defensive U.S. investment-grade bonds amid strong demand for higher-risk, higher-yielding securities. Emerging signs of a rebounding U.S. economy lifted domestic stocks for most of the period, extending an uptrend that began in March 2009. The broad-based S&P 500® Index rose 16.00% for the 12 months, while the technology-heavy Nasdaq Composite Index® gained 17.45% and the blue-chip-laden Dow Jones Industrial AverageSM added 10.24%. Foreign developed- and emerging-markets equities experienced periodic bouts of volatility this past year, but rode a strong second-half rally to finish ahead of their U.S. counterparts. The MSCI® ACWI® (All Country World Index) ex USA Index advanced 16.98% for the period. In an environment that favored higher-risk assets, U.S. investment-grade bonds managed only a 4.21% gain for 12 months, according to the Barclays® U.S. Aggregate Bond Index. Among sectors that comprise the index, bonds with higher yields and on the riskier end of the spectrum led the way, with investment-grade credit advancing 9.37%, while ultra-safe U.S. Treasuries managed only a 1.99% advance and finished at the back of the pack. Meanwhile, high-yield bonds, as measured by The BofA Merrill LynchSM US High Yield Constrained Index, gained a hearty 15.55%. Foreign bonds showed positive results during the year, with emerging markets easily outpacing their major developed-markets counterparts. The J.P. Morgan Emerging Markets Bond Index Global surged 18.54%, while the Citigroup® Non-USD Group-of-Seven (G7) Equal Weighted Index logged a 7.10% gain.

Comments from Ford O'Neil, Portfolio Manager of VIP Investment Grade Bond Portfolio: For the year, the fund's share classes solidly outpaced the Barclays® U.S. Aggregate Bond Index. (For specific portfolio performance results, please refer to the performance section of this shareholder update.) By way of review, I invested virtually all of the fund's assets in VIP Investment Grade Central Fund, which I also manage, with the remainder invested in individual securities, cash equivalents and Fidelity® Specialized High Income Central Fund. My discussion of fund performance reflects its holdings in aggregate, including the underlying central funds and other investments I just mentioned. The fund's bias toward riskier assets paid off during the year, with both sector and security selection meaningfully aiding performance. Positioning within corporates proved particularly helpful, thanks in large part to our emphasis on strong-performing financials and utilities. Solid choices within industrials also contributed, though we gave up some ground by underweighting the sector. An overweighting in commercial mortgage-backed securities worked in the fund's favor, as did focusing on government-agency-backed residential mortgage securities that offered attractive yields and/or some measure of prepayment protection. Positioning among Treasuries was beneficial, led by non-index exposure to strong-performing Treasury Inflation-Protected Securities. To a lesser extent, relative performance was helped by yield curve positioning, with the fund's emphasis on Treasury securities with comparatively short and long maturities a plus. As the period wore on, I adjusted the fund's yield-curve positioning by reducing our stake in very short-term Treasuries (1 to 3 years) because, in my view, these securities didn't offer enough incremental return relative to cash to warrant taking on the additional interest rate risk of bonds. Throughout the period, I kept the fund's duration - meaning its interest-rate sensitivity - in line with the benchmark. A modest out-of-benchmark stake in non-investment-grade securities, namely high-yield bonds, contributed as well, due to strong demand for higher-risk, higher-yielding securities. Detracting from the fund's relative performance was its underweighting in sovereign debt (non-U.S. government bonds) - which comprise a small portion of the benchmark - as these securities significantly outperformed.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2012 to December 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period* July 1, 2012 to December 31, 2012
Initial Class	.42%
Actual		$ 1,000.00	$ 1,024.70	$ 2.14
HypotheticalA		$ 1,000.00	$ 1,023.03	$ 2.14
Service Class	.52%
Actual		$ 1,000.00	$ 1,023.90	$ 2.65
HypotheticalA		$ 1,000.00	$ 1,022.52	$ 2.64
Service Class 2.67%
Actual		$ 1,000.00	$ 1,023.50	$ 3.41
HypotheticalA		$ 1,000.00	$ 1,021.77	$ 3.40
Investor Class	.45%
Actual		$ 1,000.00	$ 1,024.50	$ 2.29
HypotheticalA		$ 1,000.00	$ 1,022.87	$ 2.29

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

Quality Diversification (% of fund's net assets) as of December 31, 2012
As of December 31, 2012	As of June 30, 2012
U.S. Government and U.S. Government Agency Obligations 59.1%	U.S. Government and U.S. Government Agency Obligations 64.9%
AAA 3.0%	AAA 4.9%
AA 1.4%	AA 1.7%
A 7.4%	A 6.0%
BBB 16.9%	BBB 15.3%
BB and Below 3.3%	BB and Below 3.8%
Not Rated† 0.0%	Not Rated† 0.0%
Short-Term Investments and Net Other Assets 8.9%	Short-Term Investments and Net Other Assets 3.4%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes. Securities rated BB or below were rated investment grade at the time of acquisition. The information in the above table is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's fixed-income central funds.

Weighted Average Maturity as of December 31, 2012
6 months ago
Years	6.4	6.0

This is a weighted average of all the maturities of the securities held in a fund. Weighted Average Maturity (WAM) can be used as a measure of sensitivity to interest rate changes and market changes. Generally, the longer the maturity, the greater the sensitivity to such changes. WAM is based on the dollar-weighted average length of time until principal payments must be paid. Depending on the types of securities held in a fund, certain maturity shortening devices (e.g., demand features, interest rate resets, and call options) may be taken into account when calculating the WAM.

Duration as of December 31, 2012
6 months ago
Years	5.0	5.0

Duration estimates how much a bond fund's price will change with a change in comparable interest rates. If rates rise 1%, for example, a fund with a 5-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example. Duration takes into account any call or put option embedded in the bonds.

Asset Allocation (% of fund's net assets)
As of December 31, 2012*	As of June 30, 2012**
Corporate Bonds 24.8%	Corporate Bonds 23.7%
U.S. Government and U.S. Government Agency Obligations 59.1%	U.S. Government and U.S. Government Agency Obligations 64.9%
Asset-Backed Securities 0.5%	Asset-Backed Securities 1.6%
CMOs and Other Mortgage Related Securities 5.2%	CMOs and Other Mortgage Related Securities 5.7%
Municipal Bonds 1.5%	Municipal Bonds 0.5%
Other Investments† 0.0%	Other Investments 0.2%
Short-Term Investments and Net Other Assets (Liabilities) 8.9%	Short-Term Investments and Net Other Assets (Liabilities) 3.4%

* Foreign investments	3.1%	** Foreign investments	3.5%
* Futures and Swaps†	0.0%	** Futures and Swaps†	0.0%

† Amount represents less than 0.1%.

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

The information in the above table is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's fixed-income central funds. A holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at advisor.fidelity.com. Fidelity VIP Investment Grade Central Fund's holdings and financial statements are included at the end of this report.

Annual Report

Investments December 31, 2012

Showing Percentage of Net Assets

Fixed-Income Central Funds - 99.1%
	Shares	Value
INVESTMENT GRADE FIXED-INCOME FUNDS - 98.0%
Fidelity VIP Investment Grade Central Fund (d)	30,446,457	$ 3,315,314,712
HIGH YIELD FIXED-INCOME FUNDS - 1.1%
Fidelity Specialized High Income Central Fund (c)	341,758	36,383,523
TOTAL FIXED-INCOME CENTRAL FUNDS (Cost $3,188,676,932)		3,351,698,235
Nonconvertible Bonds - 0.2%
	Principal Amount
UTILITIES - 0.2%
Multi-Utilities - 0.2%
CMS Energy Corp. 5.05% 3/15/22 (Cost $4,499,281)	$ 4,420,000	4,920,924
Asset-Backed Securities - 0.0%

Ally Master Owner Trust Series 2012-3 Class A2, 1.21% 6/15/17 (Cost $439,951)	440,000	441,938
Collateralized Mortgage Obligations - 0.1%

Private Sponsor - 0.1%
MASTR Adjustable Rate Mortgages Trust Series 2007-3 Class 22A2, 0.4197% 5/25/47 (b)	469,975	336,219
Merrill Lynch Alternative Note Asset Trust floater Series 2007-OAR1 Class A1, 0.3797% 2/25/37 (b)	1,325,472	1,127,890
Wells Fargo Mortgage Backed Securities Trust Series 2005-AR2 Class 1A2, 2.6253% 3/25/35 (b)	853,056	437,974
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $1,034,399)		1,902,083
Money Market Funds - 0.8%
	Shares	Value
Fidelity Cash Central Fund, 0.18% (a) (Cost $27,293,607)	27,293,607	$ 27,293,607
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $3,221,944,170)	3,386,256,787
NET OTHER ASSETS (LIABILITIES) - (0.2)%	(5,146,121)
NET ASSETS - 100%	$ 3,381,110,666
Legend

(a) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

(c) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-Q and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at advisor.fidelity.com. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(d) Affiliated central fund that is available only to investment companies and other accounts managed by Fidelity Investments. Fidelity VIP Investment Grade Central Fund's investments and financial statements are included at the end of this report as an attachment.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 54,313
Fidelity Specialized High Income Central Fund	3,453,391
Fidelity VIP Investment Grade Central Fund	88,616,502
Total	$ 92,124,206
Additional information regarding the Fund's fiscal year to date purchases and sales, including the ownership percentage, of the non Money Market Central Funds is as follows:
Fund	Value, beginning of period	Purchases	Sales Proceeds	Value, end of period	% ownership, end of period
Fidelity Specialized High Income Central Fund	$ 59,381,175	$ 3,453,389	$ 30,012,765	$ 36,383,523	10.4%
Fidelity VIP Investment Grade Central Fund	2,865,802,940	435,698,781	19,980,012	3,315,314,712	78.0%
Total	$ 2,925,184,115	$ 439,152,170	$ 49,992,777	$ 3,351,698,235
Other Information

The following is a summary of the inputs used, as of December 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$ 4,920,924	$ -	$ 4,920,924	$ -
Asset-Backed Securities	441,938	-	441,938	-
Collateralized Mortgage Obligations	1,902,083	-	1,902,083	-
Fixed-Income Funds	3,351,698,235	3,351,698,235	-	-
Money Market Funds	27,293,607	27,293,607	-	-
Total Investments in Securities:	$ 3,386,256,787	$ 3,378,991,842	$ 7,264,945	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2012

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $5,973,631)	$ 7,264,945
Fidelity Central Funds (cost $3,215,970,539)	3,378,991,842
Total Investments (cost $3,221,944,170)		$ 3,386,256,787
Receivable for fund shares sold		2,096,921
Interest receivable		69,772
Distributions receivable from Fidelity Central Funds		5,177
Prepaid expenses		8,258
Total assets		3,388,436,915

Liabilities
Payable for investments purchased	$ 8,469
Payable for fund shares redeemed	5,763,354
Accrued management fee	888,216
Distribution and service plan fees payable	273,097
Other affiliated payables	361,087
Other payables and accrued expenses	32,026
Total liabilities		7,326,249

Net Assets		$ 3,381,110,666
Net Assets consist of:
Paid in capital		$ 3,217,220,285
Distributions in excess of net investment income		(149)
Accumulated undistributed net realized gain (loss) on investments		(422,087)
Net unrealized appreciation (depreciation) on investments		164,312,617
Net Assets		$ 3,381,110,666

Statement of Assets and Liabilities - continued

December 31, 2012

Initial Class: Net Asset Value, offering price and redemption price per share ($1,149,849,232 ÷ 88,057,335 shares)	$ 13.06

Service Class: Net Asset Value, offering price and redemption price per share ($288,708,032 ÷ 22,308,151 shares)	$ 12.94

Service Class 2: Net Asset Value, offering price and redemption price per share ($1,198,325,909 ÷ 93,699,552 shares)	$ 12.79

Investor Class: Net Asset Value, offering price and redemption price per share ($744,227,493 ÷ 57,173,257 shares)	$ 13.02

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2012

Investment Income
Interest		$ 564,710
Income from Fidelity Central Funds		92,124,206
Total income		92,688,916

Expenses
Management fee	$ 10,378,263
Transfer agent fees	2,599,626
Distribution and service plan fees	3,227,717
Accounting fees and expenses	1,047,831
Custodian fees and expenses	4,447
Independent trustees' compensation	11,814
Registration fees	8,139
Audit	48,851
Legal	13,596
Miscellaneous	28,030
Total expenses		17,368,314
Net investment income (loss)		75,320,602
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(1,573,156)
Fidelity Central Funds	1,777,971
Capital gain distributions from Fidelity Central Funds	66,715,410
Total net realized gain (loss)		66,920,225
Change in net unrealized appreciation (depreciation) on investment securities		40,458,832
Net gain (loss)		107,379,057
Net increase (decrease) in net assets resulting from operations		$ 182,699,659

Statement of Changes in Net Assets

	Year ended December 31, 2012	Year ended December 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 75,320,602	$ 93,478,175
Net realized gain (loss)	66,920,225	49,154,041
Change in net unrealized appreciation (depreciation)	40,458,832	60,228,957
Net increase (decrease) in net assets resulting from operations	182,699,659	202,861,173
Distributions to shareholders from net investment income	(75,924,448)	(93,674,019)
Distributions to shareholders from net realized gain	(89,277,491)	(78,248,432)
Total distributions	(165,201,939)	(171,922,451)
Share transactions - net increase (decrease)	383,840,633	4,910,616
Total increase (decrease) in net assets	401,338,353	35,849,338

Net Assets
Beginning of period	2,979,772,313	2,943,922,975
End of period (including distributions in excess of net investment income of $149 and undistributed net investment income of $160,255, respectively)	$ 3,381,110,666	$ 2,979,772,313

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 12.97	$ 12.83	$ 12.48	$ 11.84	$ 12.76
Income from Investment Operations
Net investment income (loss) C	.318	.431	.443	.510	.592
Net realized and unrealized gain (loss)	.443	.492	.528	1.266	(.987)
Total from investment operations	.761	.923	.971	1.776	(.395)
Distributions from net investment income	(.315)	(.436)	(.476)	(1.087)	(.515)
Distributions from net realized gain	(.356)	(.347)	(.145)	(.049)	(.010)
Total distributions	(.671)	(.783)	(.621)	(1.136)	(.525)
Net asset value, end of period	$ 13.06	$ 12.97	$ 12.83	$ 12.48	$ 11.84
Total Return A, B	5.90%	7.33%	7.80%	15.72%	(3.25)%
Ratios to Average Net Assets D, F
Expenses before reductions	.42%	.43%	.43%	.45%	.43%
Expenses net of fee waivers, if any	.42%	.42%	.42%	.45%	.43%
Expenses net of all reductions	.42%	.42%	.42%	.45%	.43%
Net investment income (loss)	2.39%	3.30%	3.38%	4.19%	4.84%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,149,849	$ 1,116,778	$ 1,110,373	$ 1,083,773	$ 936,912
Portfolio turnover rate E	2%	5%	8%	3%	14%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any Fidelity Central Funds. Based on their most recent shareholder report date, the annualized expenses for the Fidelity VIP Investment Grade Central Fund and Fidelity Specialized High Income Central Fund were less than .01%.

Financial Highlights - Service Class

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 12.86	$ 12.73	$ 12.39	$ 11.75	$ 12.68
Income from Investment Operations
Net investment income (loss) C	.302	.415	.427	.495	.572
Net realized and unrealized gain (loss)	.436	.485	.521	1.262	(.986)
Total from investment operations	.738	.900	.948	1.757	(.414)
Distributions from net investment income	(.302)	(.423)	(.463)	(1.068)	(.506)
Distributions from net realized gain	(.356)	(.347)	(.145)	(.049)	(.010)
Total distributions	(.658)	(.770)	(.608)	(1.117)	(.516)
Net asset value, end of period	$ 12.94	$ 12.86	$ 12.73	$ 12.39	$ 11.75
Total Return A, B	5.77%	7.21%	7.68%	15.67%	(3.42)%
Ratios to Average Net Assets D, F
Expenses before reductions	.52%	.52%	.53%	.54%	.53%
Expenses net of fee waivers, if any	.52%	.52%	.52%	.54%	.53%
Expenses net of all reductions	.52%	.52%	.52%	.54%	.53%
Net investment income (loss)	2.29%	3.20%	3.28%	4.09%	4.75%
Supplemental Data
Net assets, end of period (000 omitted)	$ 288,708	$ 277,732	$ 283,962	$ 259,246	$ 202,501
Portfolio turnover rate E	2%	5%	8%	3%	14%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any Fidelity Central Funds. Based on their most recent shareholder report date, the annualized expenses for the Fidelity VIP Investment Grade Central Fund and Fidelity Specialized High Income Central Fund were less than .01%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 12.72	$ 12.60	$ 12.26	$ 11.62	$ 12.55
Income from Investment Operations
Net investment income (loss) C	.279	.391	.402	.473	.551
Net realized and unrealized gain (loss)	.430	.478	.520	1.244	(.975)
Total from investment operations	.709	.869	.922	1.717	(.424)
Distributions from net investment income	(.283)	(.402)	(.437)	(1.028)	(.496)
Distributions from net realized gain	(.356)	(.347)	(.145)	(.049)	(.010)
Total distributions	(.639)	(.749)	(.582)	(1.077)	(.506)
Net asset value, end of period	$ 12.79	$ 12.72	$ 12.60	$ 12.26	$ 11.62
Total Return A, B	5.60%	7.03%	7.55%	15.47%	(3.54)%
Ratios to Average Net Assets D, F
Expenses before reductions	.67%	.67%	.68%	.69%	.67%
Expenses net of fee waivers, if any	.67%	.67%	.67%	.69%	.67%
Expenses net of all reductions	.67%	.67%	.67%	.69%	.67%
Net investment income (loss)	2.14%	3.05%	3.13%	3.94%	4.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,198,326	$ 972,651	$ 1,011,652	$ 1,240,935	$ 930,150
Portfolio turnover rate E	2%	5%	8%	3%	14%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any Fidelity Central Funds. Based on their most recent shareholder report date, the annualized expenses for the Fidelity VIP Investment Grade Central Fund and Fidelity Specialized High Income Central Fund were less than .01%.

Financial Highlights - Investor Class

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 12.93	$ 12.80	$ 12.45	$ 11.81	$ 12.73
Income from Investment Operations
Net investment income (loss) C	.313	.426	.438	.511	.586
Net realized and unrealized gain (loss)	.444	.484	.529	1.263	(.983)
Total from investment operations	.757	.910	.967	1.774	(.397)
Distributions from net investment income	(.311)	(.433)	(.472)	(1.085)	(.513)
Distributions from net realized gain	(.356)	(.347)	(.145)	(.049)	(.010)
Total distributions	(.667)	(.780)	(.617)	(1.134)	(.523)
Net asset value, end of period	$ 13.02	$ 12.93	$ 12.80	$ 12.45	$ 11.81
Total Return A, B	5.89%	7.25%	7.79%	15.75%	(3.28)%
Ratios to Average Net Assets D, F
Expenses before reductions	.46%	.46%	.46%	.48%	.46%
Expenses net of fee waivers, if any	.46%	.45%	.45%	.45%	.45%
Expenses net of all reductions	.46%	.45%	.45%	.45%	.45%
Net investment income (loss)	2.36%	3.27%	3.35%	4.18%	4.82%
Supplemental Data
Net assets, end of period (000 omitted)	$ 744,227	$ 612,611	$ 537,936	$ 523,032	$ 306,413
Portfolio turnover rate E	2%	5%	8%	3%	14%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any Fidelity Central Funds. Based on their most recent shareholder report date, the annualized expenses for the Fidelity VIP Investment Grade Central Fund and Fidelity Specialized High Income Central Fund were less than .01%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2012

1. Organization.

VIP Investment Grade Bond Portfolio (the Fund) is a fund of Variable Insurance Products Fund V (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The following summarizes the Fund's investment in each Fidelity Central Fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices
Fidelity Specialized High Income Central Fund	FMR Co., Inc. (FMRC)	Seeks a high level of current income by normally investing in income-producing debt securities, with an emphasis on lower-quality debt securities.	Loans & Direct Debt Instruments Repurchase Agreements Restricted Securities
VIP Investment Grade Central Fund	FIMM	Seeks a high level of current income by normally investing in investment-grade debt securities and repurchase agreements.	Delayed Delivery & When Issued Securities Repurchase Agreements Restricted Securities Swap Agreements

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at advisor.fidelity.com. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices and are generally categorized as Level 2 in the hierarchy. For asset backed securities and collateralized mortgage obligations, pricing vendors utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2012, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of December 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, in-kind transactions, market discount, partnerships (including allocations from Fidelity Central Funds), deferred trustees compensation, losses deferred due to wash sales and excise tax regulations.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 221,934,814
Gross unrealized depreciation	(1,558,791)
Net unrealized appreciation (depreciation) on securities and other investments	$ 220,376,023

Tax Cost	$ 3,165,880,764

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation)	$ 220,376,023

The tax character of distributions paid was as follows:

	December 31, 2012	December 31, 2011
Ordinary Income	$ 136,853,209	$ 124,266,309
Long-term Capital Gains	28,348,730	47,656,142
Total	$ 165,201,939	$ 171,922,451

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Fixed-Income Central Funds), other than short-term securities, aggregated $444,095,832 and $71,235,536, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .31% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$ 285,636
Service Class 2	2,942,081
$ 3,227,717

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .10% of average net assets. In addition, FIIOC receives an asset-based fee of .0038% of average net assets for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class, including printing and out of pocket expenses, were as follows:

Initial Class	$ 842,448
Service Class	203,158
Service Class 2	827,452
Investor Class	726,568
$ 2,599,626

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $8,731 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2012	2011
From net investment income
Initial Class	$ 26,865,370	$ 35,870,662
Service Class	6,451,673	8,762,765
Service Class 2	25,525,008	29,656,720
Investor Class	17,082,397	19,383,872
Total	$ 75,924,448	$ 93,674,019
From net realized gain
Initial Class	$ 30,332,583	$ 29,155,885
Service Class	7,632,369	7,406,824
Service Class 2	32,277,305	27,082,188
Investor Class	19,035,234	14,603,535
Total	$ 89,277,491	$ 78,248,432

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2012	2011	2012	2011
Initial Class
Shares sold	12,752,671	13,978,276	$ 169,322,445	$ 182,769,488
Reinvestment of distributions	4,373,004	5,066,058	57,197,953	65,026,547
Shares redeemed	(15,155,151)	(19,474,527)	(201,050,751)	(252,370,301)
Net increase (decrease)	1,970,524	(430,193)	$ 25,469,647	$ (4,574,266)
Service Class
Shares sold	3,030,909	3,222,600	$ 39,844,986	$ 41,826,678
Reinvestment of distributions	1,086,659	1,270,624	14,084,042	16,169,589
Shares redeemed	(3,400,787)	(5,204,902)	(44,838,867)	(67,240,590)
Net increase (decrease)	716,781	(711,678)	$ 9,090,161	$ (9,244,323)
Service Class 2
Shares sold	29,052,546	12,432,260	$ 375,349,850	$ 158,971,483
Reinvestment of distributions	4,512,088	4,510,584	57,802,313	56,738,908
Shares redeemed	(16,334,581)	(20,782,948)	(213,179,031)	(267,706,104)
Net increase (decrease)	17,230,053	(3,840,104)	$ 219,973,132	$ (51,995,713)
Investor Class
Shares sold	11,000,632	10,052,628	$ 145,663,306	$ 132,086,173
Reinvestment of distributions	2,769,636	2,653,983	36,117,631	33,987,407
Shares redeemed	(3,960,352)	(7,372,329)	(52,473,244)	(95,348,662)
Net increase (decrease)	9,809,916	5,334,282	$ 129,307,693	$ 70,724,918

Annual Report

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 28% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 18% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund V and Shareholders of VIP Investment Grade Bond Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Investment Grade Bond Portfolio (the Fund), a fund of Variable Insurance Products Fund V, including the schedule of investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Investment Grade Bond Portfolio as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 19, 2013

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Elizabeth S. Acton and James C. Curvey, each of the Trustees oversees 218 funds advised by FMR or an affiliate. Ms. Acton oversees 200 funds advised by FMR or an affiliate. Mr. Curvey oversees 452 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the month in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Albert R. Gamper, Jr. serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds and another Board oversees Fidelity's equity and high income funds. The asset allocation funds may invest in Fidelity funds that are overseen by such other Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Abigail P. Johnson (51)

Year of Election or Appointment: 2009

Ms. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Ms. Johnson serves as President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (2011-present), Chairman and Director of FMR (2011-present), and the Vice Chairman and Director (2007-present) of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc., and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity funds (2001-2005), and managed a number of Fidelity funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (61)

Year of Election or Appointment: 2013

Ms. Acton is Trustee of certain Trusts. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (November 2011-April 2012), Executive Vice President, Chief Financial Officer (April 2002-November 2011), and Treasurer (May 2004-May 2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present).

Albert R. Gamper, Jr. (70)

Year of Election or Appointment: 2006

Mr. Gamper is Chairman of the Independent Trustees of the Fixed Income and Asset Allocation Funds (2012-present). Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), a member of the Board of Trustees, Rutgers University (2004-present), and Chairman of the Board of Barnabas Health Care System. Previously, Mr. Gamper served as Vice Chairman of the Independent Trustees of the Fixed Income and Asset Allocation Funds (2011-2012) and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (61)

Year of Election or Appointment: 2010

Mr. Gartland is Chairman and an investor in Gartland and Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (65)

Year of Election or Appointment: 2008

Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation (diversified power management, 2009-present), AGL Resources, Inc. (holding company, 2002-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008) and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (58)

Year of Election or Appointment: 2009

Previously, Mr. Kenneally served as a Member of the Advisory Board for certain Fidelity Fixed Income and Asset Allocation Funds (2008-2009). Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management (2003-2005). Mr. Kenneally was a Director of the Credit Suisse Funds (U.S. mutual funds, 2004-2008) and certain other closed-end funds (2004-2005) and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (72)

Year of Election or Appointment: 2007

Mr. Keyes serves as a member of the Boards of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, since 2002) and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, since 1998). Prior to his retirement, Mr. Keyes served as Chairman and Chief Executive Officer of Johnson Controls (automotive, building, and energy, 1998-2002) and as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (66)

Year of Election or Appointment: 2001

Ms. Knowles is Vice Chairman of the Independent Trustees of the Fixed Income and Asset Allocation Funds (2012-present). Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is an Honorary Trustee of the Brookings Institution and a member of the Board of the Catalina Island Conservancy and of the Santa Catalina Island Company (2009-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California and the Foundation Board of the School of Architecture at the University of Virginia (2007-present). Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007).

Kenneth L. Wolfe (73)

Year of Election or Appointment: 2005

Prior to his retirement, Mr. Wolfe served as Chairman and a Director (2007-2009) and Chairman and Chief Executive Officer (1994-2001) of Hershey Foods Corporation. He also served as a member of the Boards of Adelphia Communications Corporation (telecommunications, 2003-2006), Bausch & Lomb, Inc. (medical/pharmaceutical, 1993-2007), and Revlon, Inc. (personal care products, 2004-2009). Mr. Wolfe previously served as Chairman of the Independent Trustees of the Fixed Income and Asset Allocation Funds (2008-2012).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Executive Officers:

Correspondence intended for each executive officer may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Stephanie J. Dorsey (43)

Year of Election or Appointment: 2013

President and Treasurer of Fidelity's Fixed Income and Asset Allocation Funds. Ms. Dorsey also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Charles S. Morrison (52)

Year of Election or Appointment: 2012

Vice President of Fidelity's Fixed Income and Asset Allocation Funds. Mr. Morrison also serves as President, Fixed Income and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Fixed Income Division.

Robert P. Brown (49)

Year of Election or Appointment: 2012

Vice President of Fidelity's Bond Funds. Mr. Brown also serves as Executive Vice President of Fidelity Investments Money Management, Inc. (2010-present), President, Bond Group of FMR (2011-present), Director and Managing Director, Research of Fidelity Management & Research (U.K.) Inc. (2008-present) and is an employee of Fidelity Investments. Previously, Mr. Brown served as President, Money Market Group of FMR (2010-2011) and Vice President of Fidelity's Money Market Funds (2010-2012).

Nancy D. Prior (45)

Year of Election or Appointment: 2012

Vice President of Fidelity's Money Market Funds. Ms. Prior also serves as President, Money Market Group of FMR (2011-present) and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2008-2009).

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Ramon Herrera (38)

Year of Election or Appointment: 2012

Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds. Mr. Herrera also serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2004-present).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Michael H. Whitaker (45)

Year of Election or Appointment: 2008

Chief Compliance Officer of Fidelity's Fixed Income and Asset Allocation Funds. Mr. Whitaker also serves as Chief Compliance Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present). Mr. Whitaker is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Stephen Sadoski (41)

Year of Election or Appointment: 2013

Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds. Mr. Sadoski also serves as Deputy Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as Assistant Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2012-2013), an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Fixed Income and Asset Allocation Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer (2011-present) and Deputy Treasurer (2008-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Kenneth B. Robins (43)

Year of Election or Appointment: 2009

Assistant Treasurer of the Fidelity Fixed Income and Asset Allocation Funds. Mr. Robins also serves as President and Treasurer of other Fidelity funds (2008-present; 2010-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2012, $5,810,848, or, if subsequently determined to be different, the net capital gain of such year.

A total of 7.79% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Investment Grade Bond Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established three standing committees, Operations, Audit, and Governance and Nominating, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and, among other matters, considers matters specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its September 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a sector neutral investment approach for certain funds and utilizing a team of portfolio managers to manage certain sector-neutral funds; (vi) rationalizing product lines and gaining increased efficiencies through combinations of several funds with other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, the cumulative total returns of Initial Class and Service Class 2 of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

VIP Investment Grade Bond Portfolio

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Initial Class of the fund was in the first quartile for the one- and three-year periods and the second quartile for the five-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for the one- and five-year periods, although the three-year cumulative total return of Initial Class compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Annual Report

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 3% means that 97% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Investment Grade Bond Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2011.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the compensation paid to fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's fee structures, including the group fee structure, and the rationale for recommending different fees among different categories of funds and classes; (vi) Fidelity's voluntary waiver of its fees to maintain minimum yields for certain money market funds and classes as well as contractual waivers in place for certain funds; (vii) regulatory and industry developments, including those affecting money market funds and target date funds, and the potential impact to Fidelity; (viii) Fidelity's transfer agent fees, expenses, and services, and drivers for determining the transfer agent fee structure of different funds and classes; (ix) management fee rates charged by FMR or Fidelity entities to other Fidelity clients; (x) the allocation of and historical trends in Fidelity's realization of fall-out benefits; and (xi) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes or to achieve further economies of scale.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

The following are the financial statements for the Fidelity VIP Investment
Grade Central Fund as of December 31, 2012 which is a direct investment of
VIP Investment Grade Bond Portfolio.

Not Part of Financial Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2012	Past 1 year	Past 5 years	Life of fund A
Fidelity® VIP Investment Grade Central Fund	6.16%	6.98%	7.03%

A From June 23, 2006

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® VIP Investment Grade Central Fund on June 23, 2006, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Barclays® U.S. Aggregate Bond Index performed over the same period.

Not Part of Financial Report

Management's Discussion of Fund Performance

Market Recap: In an environment that favored higher-risk assets, U.S. investment-grade bonds managed only a 4.21% gain for the year ending December 31, 2012, according to Barclays® U.S. Aggregate Bond Index. That said, there were several positive trends bolstering the market's performance. The Federal Reserve maintained an accommodative stance, keeping U.S. interest rates anchored at an ultra-low level and undertaking additional monetary stimulus, in the form of large-scale asset purchases, dubbed quantitative easing. Meanwhile, sluggish U.S. economic growth and the unresolved debt crisis in Europe continued to steer global investors toward U.S. fixed-income assets, often viewed as among the best-available alternatives in a challenging global landscape. Against this backdrop, bonds with higher yields and on the riskier end of spectrum led the way. Among sectors that comprise the index, investment-grade corporate debt advanced 9.37%, as corporate balance sheets remained in solid shape - thanks to strong financial management and good cash flows - and the default rate remained low. Commercial mortgage-backed securities also fared quite well, gaining 9.66%, while residential mortgage-backed securities saw a more modest 2.59% advance. U.S. Treasury and agency securities, considered by many as some of the safer investments available, added 1.99% and 2.16%, respectively.

Comments from Ford O'Neil, Portfolio Manager of VIP Investment Grade Central Fund: For the year, the fund returned 6.16%, solidly outpacing the Barclays® U.S. Aggregate Bond Index. The fund's bias toward riskier assets paid off during the period, with both sector and security selection meaningfully aiding performance versus the benchmark. Positioning within corporates proved particularly helpful, thanks in large part to our emphasis on strong-performing financials and utilities. Solid choices within industrials also contributed, though we gave up some ground by underweighting the sector. An overweighting in commercial mortgage-backed securities worked in the fund's favor, as did focusing on government-agency-backed residential mortgage securities that offered attractive yields and/or some measure of prepayment protection. Positioning among Treasuries was beneficial, led by an out-of-index allocation to long-maturity Treasury Inflation-Protection Securities, which fared quite well. Detracting from the fund's relative performance was its underweighting in sovereign debt (non-U.S. government bonds) - which comprise a small portion of the benchmark - as these securities significantly outperformed amid market optimism regarding potential government and central bank intervention in Europe.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Not Part of Financial Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2012 to December 31, 2012).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period* July 1, 2012 to December 31, 2012
Actual	.0020%	$ 1,000.00	$ 1,026.25	$ .01
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,025.13	$ .01

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Not Part of Financial Report

Investment Changes (Unaudited)

Quality Diversification (% of fund's net assets)
As of December 31, 2012	As of June 30, 2012
U.S. Government and U.S. Government Agency Obligations 60.4%	U.S. Government and U.S. Government Agency Obligations 66.4%
AAA 3.1%	AAA 5.1%
AA 1.5%	AA 1.7%
A 7.4%	A 6.2%
BBB 17.3%	BBB 15.6%
BB and Below 2.0%	BB and Below 1.9%
Not Rated† 0.0%	Not Rated† 0.0%
Short-Term Investments and Net Other Assets (Liabilities) 8.3%	Short-Term Investments and Net Other Assets (Liabilities) 3.1%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes. Securities rated BB or below were rated investment grade at the time of acquisition.

Weighted Average Maturity as of December 31, 2012
6 months ago
Years	6.5	6.1

This is a weighted average of all the maturities of the securities held in a fund. Weighted Average Maturity (WAM) can be used as a measure of sensitivity to interest rate changes and market changes. Generally, the longer the maturity, the greater the sensitivity to such changes. WAM is based on the dollar-weighted average length of time until principal payments must be paid. Depending on the types of securities held in a fund, certain maturity shortening devices (e.g., demand features, interest rate resets, and call options) may be taken into account when calculating the WAM.

Duration as of December 31, 2012
6 months ago
Years	4.8	4.8

Duration estimates how much a bond fund's price will change with a change in comparable interest rates. If rates rise 1%, for example, a fund with a 5-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example. Duration takes into account any call or put option embedded in the bonds.

Asset Allocation (% of fund's net assets)
As of December 31, 2012*	As of June 30, 2012**
Corporate Bonds 24.1%	Corporate Bonds 22.5%
U.S. Government and U.S. Government Agency Obligations 60.4%	U.S. Government and U.S. Government Agency Obligations 66.4%
Asset-Backed Securities 0.5%	Asset-Backed Securities 1.7%
CMOs and Other Mortgage Related Securities 5.2%	CMOs and Other Mortgage Related Securities 5.7%
Municipal Bonds 1.5%	Municipal Bonds 0.5%
Other Investments† 0.0%	Other Investments 0.1%
Short-Term Investments and Net Other Assets (Liabilities) 8.3%	Short-Term Investments and Net Other Assets (Liabilities) 3.1%

* Foreign investments	3.0%	** Foreign investments	3.5%
* Futures and Swaps†	0.0%	** Futures and Swaps†	0.0%
† Amount represents less than 0.1%
Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Not Part of Financial Report

Investments December 31, 2012

Showing Percentage of Net Assets

Nonconvertible Bonds - 24.1%
	Principal Amount	Value
CONSUMER DISCRETIONARY - 1.7%
Media - 1.7%
AOL Time Warner, Inc. 7.625% 4/15/31	$ 1,625,000	$ 2,232,388
Comcast Corp.:
4.65% 7/15/42	3,129,000	3,287,944
4.95% 6/15/16	2,975,000	3,352,632
5.7% 5/15/18	2,400,000	2,884,344
6.4% 3/1/40	2,058,000	2,658,436
6.45% 3/15/37	1,410,000	1,804,625
COX Communications, Inc.:
3.25% 12/15/22 (d)	1,609,000	1,657,325
4.625% 6/1/13	3,475,000	3,534,857
Discovery Communications LLC:
3.7% 6/1/15	2,648,000	2,820,896
6.35% 6/1/40	2,421,000	2,984,067
NBCUniversal Media LLC:
3.65% 4/30/15	1,200,000	1,276,493
5.15% 4/30/20	3,234,000	3,830,418
6.4% 4/30/40	3,340,000	4,273,821
News America Holdings, Inc. 7.75% 12/1/45	2,636,000	3,715,318
News America, Inc.:
6.15% 3/1/37	2,331,000	2,853,337
6.15% 2/15/41	1,822,000	2,301,184
Time Warner Cable, Inc.:
4.5% 9/15/42	3,266,000	3,175,421
6.2% 7/1/13	7,000,000	7,192,143
6.75% 7/1/18	4,425,000	5,525,542
Time Warner, Inc.:
5.875% 11/15/16	5,514,000	6,454,473
6.5% 11/15/36	2,337,000	2,915,852
Viacom, Inc.:
3.5% 4/1/17	1,312,000	1,415,334
4.375% 3/15/43 (d)	1,321,000	1,295,398
		73,442,248
CONSUMER STAPLES - 1.4%
Beverages - 0.4%
Beam, Inc.:
1.875% 5/15/17	857,000	875,132
3.25% 5/15/22	1,016,000	1,052,563
Diageo Capital PLC 5.2% 1/30/13	1,705,000	1,711,271
FBG Finance Ltd. 5.125% 6/15/15 (d)	2,185,000	2,396,779
Fortune Brands, Inc.:
5.375% 1/15/16	471,000	526,052
5.875% 1/15/36	1,537,000	1,779,190
Heineken NV:
1.4% 10/1/17 (d)	2,178,000	2,170,630
2.75% 4/1/23 (d)	2,276,000	2,232,005

	Principal Amount	Value
4% 10/1/42 (d)	$ 729,000	$ 702,777
SABMiller Holdings, Inc. 3.75% 1/15/22 (d)	3,034,000	3,272,679
		16,719,078
Food & Staples Retailing - 0.0%
Walgreen Co. 1.8% 9/15/17	1,791,000	1,800,333
Food Products - 0.4%
General Mills, Inc. 5.2% 3/17/15	3,528,000	3,874,495
Kraft Foods, Inc.:
5.375% 2/10/20	4,086,000	4,928,693
6.125% 2/1/18	3,684,000	4,480,982
6.5% 8/11/17	3,514,000	4,290,534
6.5% 2/9/40	822,000	1,101,174
		18,675,878
Tobacco - 0.6%
Altria Group, Inc.:
2.85% 8/9/22	2,952,000	2,917,683
4.25% 8/9/42	2,952,000	2,853,858
9.7% 11/10/18	1,504,000	2,104,690
Philip Morris International, Inc.:
4.875% 5/16/13	2,904,000	2,951,024
5.65% 5/16/18	2,751,000	3,334,008
Reynolds American, Inc.:
3.25% 11/1/22	2,224,000	2,231,381
4.75% 11/1/42	3,437,000	3,457,045
7.25% 6/15/37	2,962,000	3,874,586
		23,724,275
TOTAL CONSUMER STAPLES		60,919,564
ENERGY - 3.0%
Energy Equipment & Services - 0.5%
DCP Midstream LLC:
4.75% 9/30/21 (d)	3,739,000	3,969,453
5.35% 3/15/20 (d)	3,724,000	4,106,589
El Paso Pipeline Partners Operating Co. LLC:
4.1% 11/15/15	3,902,000	4,185,114
5% 10/1/21	1,517,000	1,717,473
FMC Technologies, Inc.:
2% 10/1/17	539,000	543,776
3.45% 10/1/22	978,000	997,063
Transocean, Inc.:
5.05% 12/15/16	2,488,000	2,769,393
6.375% 12/15/21	3,286,000	3,989,565
		22,278,426
Oil, Gas & Consumable Fuels - 2.5%
Anadarko Petroleum Corp. 6.375% 9/15/17	6,869,000	8,202,259
Apache Corp. 4.75% 4/15/43	2,750,000	2,984,333
ConocoPhillips 5.75% 2/1/19	3,900,000	4,793,155
Nonconvertible Bonds - continued
	Principal Amount	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
DCP Midstream Operating LP 2.5% 12/1/17	$ 1,990,000	$ 1,978,669
Duke Capital LLC 6.25% 2/15/13	855,000	860,424
Duke Energy Field Services 6.45% 11/3/36 (d)	2,477,000	2,825,675
El Paso Natural Gas Co. 5.95% 4/15/17	3,330,000	3,848,877
Enbridge Energy Partners LP 4.2% 9/15/21	4,399,000	4,723,668
Encana Holdings Finance Corp. 5.8% 5/1/14	320,000	340,156
Marathon Petroleum Corp. 5.125% 3/1/21	2,187,000	2,571,295
Motiva Enterprises LLC 5.75% 1/15/20 (d)	1,496,000	1,811,008
Nakilat, Inc. 6.067% 12/31/33 (d)	1,808,000	2,187,680
Petro-Canada 6.05% 5/15/18	1,480,000	1,799,177
Petrobras International Finance Co. Ltd.:
3.875% 1/27/16	3,612,000	3,809,790
5.375% 1/27/21	6,096,000	6,862,999
5.75% 1/20/20	5,084,000	5,787,402
7.875% 3/15/19	4,277,000	5,342,298
Petroleos Mexicanos:
4.875% 1/24/22	3,398,000	3,826,148
5.5% 1/21/21	3,601,000	4,198,766
5.5% 6/27/44	4,171,000	4,588,100
6.5% 6/2/41	4,356,000	5,466,780
Phillips 66:
4.3% 4/1/22 (d)	3,770,000	4,208,123
5.875% 5/1/42 (d)	3,228,000	3,873,145
Plains All American Pipeline LP/PAA Finance Corp.:
3.65% 6/1/22	1,784,000	1,886,560
3.95% 9/15/15	2,158,000	2,325,103
6.125% 1/15/17	1,250,000	1,473,609
Ras Laffan Liquefied Natural Gas Co. Ltd. III 6.75% 9/30/19 (d)	1,838,000	2,304,393
Spectra Energy Partners, LP:
2.95% 6/15/16	668,000	687,397
4.6% 6/15/21	873,000	935,447
Suncor Energy, Inc. 6.1% 6/1/18	4,665,000	5,688,300
Transcontinental Gas Pipe Line Corp. 6.4% 4/15/16	615,000	711,735
Western Gas Partners LP 5.375% 6/1/21	3,820,000	4,367,750
		107,270,221
TOTAL ENERGY		129,548,647

	Principal Amount	Value
FINANCIALS - 11.5%
Capital Markets - 1.2%
BlackRock, Inc. 4.25% 5/24/21	$ 1,183,000	$ 1,333,088
Goldman Sachs Group, Inc.:
5.25% 7/27/21	1,125,000	1,281,215
5.625% 1/15/17	3,000,000	3,290,574
5.75% 1/24/22	2,325,000	2,745,860
5.95% 1/18/18	755,000	878,277
6.15% 4/1/18	5,954,000	6,992,014
6.75% 10/1/37	3,421,000	3,867,759
Lazard Group LLC:
6.85% 6/15/17	3,241,000	3,744,836
7.125% 5/15/15	5,585,000	6,208,336
Morgan Stanley:
4.75% 4/1/14	2,554,000	2,644,603
4.875% 11/1/22	4,345,000	4,493,881
5.75% 1/25/21	1,751,000	1,997,870
6.625% 4/1/18	10,165,000	11,975,885
		51,454,198
Commercial Banks - 1.6%
Bank of America NA 5.3% 3/15/17	3,403,000	3,826,221
Credit Suisse 6% 2/15/18	6,486,000	7,454,107
Discover Bank:
7% 4/15/20	2,309,000	2,864,707
8.7% 11/18/19	1,503,000	1,954,339
Fifth Third Bancorp:
4.5% 6/1/18	1,179,000	1,308,719
8.25% 3/1/38	4,319,000	6,161,079
Fifth Third Bank 4.75% 2/1/15	487,000	522,326
Fifth Third Capital Trust IV 6.5% 4/15/67 (g)	2,412,000	2,412,000
HBOS PLC 6.75% 5/21/18 (d)	2,600,000	2,798,250
Huntington Bancshares, Inc. 7% 12/15/20	1,004,000	1,227,272
KeyBank NA:
5.45% 3/3/16	1,618,000	1,808,291
5.8% 7/1/14	2,049,000	2,194,813
6.95% 2/1/28	800,000	952,190
Marshall & Ilsley Bank:
4.85% 6/16/15	1,796,000	1,931,153
5% 1/17/17	4,625,000	5,116,397
Regions Bank:
6.45% 6/26/37	6,372,000	6,716,343
7.5% 5/15/18	4,144,000	4,998,700
Regions Financial Corp.:
5.75% 6/15/15	814,000	880,138
7.75% 11/10/14	2,367,000	2,624,530
Royal Bank of Scotland Group PLC 6.125% 12/15/22	4,256,000	4,487,437
Wachovia Corp. 4.875% 2/15/14	785,000	818,282
Nonconvertible Bonds - continued
	Principal Amount	Value
FINANCIALS - continued
Commercial Banks - continued
Wells Fargo & Co.:
3.625% 4/15/15	$ 2,350,000	$ 2,497,465
3.676% 6/15/16	1,714,000	1,852,531
		67,407,290
Consumer Finance - 0.8%
Discover Financial Services 3.85% 11/21/22 (d)	5,040,000	5,194,678
General Electric Capital Corp.:
1% 12/11/15	3,432,000	3,445,512
2.1% 12/11/19	1,173,000	1,175,258
2.25% 11/9/15	2,597,000	2,681,740
2.95% 5/9/16	774,000	815,099
3.5% 6/29/15	799,000	848,974
5.625% 5/1/18	9,700,000	11,514,754
HSBC USA, Inc. 1.625% 1/16/18	3,721,000	3,722,942
Hyundai Capital America:
1.625% 10/2/15 (d)	1,373,000	1,381,139
2.125% 10/2/17 (d)	1,518,000	1,528,318
		32,308,414
Diversified Financial Services - 2.2%
Bank of America Corp.:
3.875% 3/22/17	3,077,000	3,336,025
5.75% 12/1/17	12,290,000	14,320,173
6.5% 8/1/16	3,000,000	3,463,377
BP Capital Markets PLC 4.742% 3/11/21	3,000,000	3,509,703
Capital One Capital V 10.25% 8/15/39	3,830,000	3,830,000
Citigroup, Inc.:
3.953% 6/15/16	3,838,000	4,130,003
4.75% 5/19/15	10,152,000	10,943,480
5.875% 1/30/42	3,065,000	3,771,642
6.125% 5/15/18	1,159,000	1,388,439
6.5% 8/19/13	8,073,000	8,352,302
JPMorgan Chase & Co.:
2% 8/15/17	5,000,000	5,105,680
3.15% 7/5/16	4,200,000	4,448,506
3.25% 9/23/22	4,203,000	4,323,134
4.35% 8/15/21	4,371,000	4,882,848
4.5% 1/24/22	6,648,000	7,512,533
6.3% 4/23/19	3,920,000	4,832,721
RBS Citizens Financial Group, Inc. 4.15% 9/28/22 (d)	3,129,000	3,189,421
TECO Finance, Inc.:
4% 3/15/16	1,075,000	1,149,100
5.15% 3/15/20	1,545,000	1,795,506
		94,284,593
Insurance - 2.0%
Allstate Corp. 6.2% 5/16/14	2,709,000	2,909,320

	Principal Amount	Value
American International Group, Inc. 4.875% 9/15/16	$ 2,638,000	$ 2,949,743
Aon Corp.:
3.125% 5/27/16	3,681,000	3,874,260
3.5% 9/30/15	1,538,000	1,619,702
5% 9/30/20	1,402,000	1,598,524
Axis Capital Holdings Ltd. 5.75% 12/1/14	420,000	450,437
Hartford Financial Services Group, Inc.:
5.125% 4/15/22	3,925,000	4,524,092
6.625% 4/15/42	1,408,000	1,785,257
Liberty Mutual Group, Inc. 5% 6/1/21 (d)	4,093,000	4,394,855
Marsh & McLennan Companies, Inc. 4.8% 7/15/21	2,278,000	2,560,825
Massachusetts Mutual Life Insurance Co. 5.375% 12/1/41 (d)	2,110,000	2,428,279
MetLife, Inc.:
1.756% 12/15/17 (c)	1,821,000	1,848,969
3.048% 12/15/22	3,731,000	3,801,303
4.75% 2/8/21	1,477,000	1,713,336
6.75% 6/1/16	3,234,000	3,829,221
Metropolitan Life Global Funding I 5.125% 6/10/14 (d)	2,884,000	3,065,980
New York Life Global Funding 4.65% 5/9/13 (d)	6,045,000	6,129,600
Northwestern Mutual Life Insurance Co. 6.063% 3/30/40 (d)	2,214,000	2,818,632
Pacific Life Insurance Co. 9.25% 6/15/39 (d)	2,297,000	3,204,786
Pacific LifeCorp 6% 2/10/20 (d)	4,360,000	4,862,952
Prudential Financial, Inc.:
4.5% 11/16/21	2,157,000	2,423,342
5.8% 11/16/41	2,824,000	3,290,542
6.2% 11/15/40	1,297,000	1,564,544
7.375% 6/15/19	1,250,000	1,586,149
Symetra Financial Corp. 6.125% 4/1/16 (d)	6,355,000	6,877,451
Unum Group:
5.625% 9/15/20	2,889,000	3,297,981
5.75% 8/15/42	4,088,000	4,378,399
		83,788,481
Real Estate Investment Trusts - 1.4%
Alexandria Real Estate Equities, Inc. 4.6% 4/1/22	1,200,000	1,286,722
Boston Properties, Inc. 3.85% 2/1/23	4,708,000	4,940,015
Camden Property Trust:
2.95% 12/15/22	1,607,000	1,564,926
5.375% 12/15/13	2,985,000	3,107,731
DDR Corp. 4.625% 7/15/22	2,855,000	3,112,495
Developers Diversified Realty Corp.:
4.75% 4/15/18	3,691,000	4,089,096
7.5% 4/1/17	1,944,000	2,331,103
Nonconvertible Bonds - continued
	Principal Amount	Value
FINANCIALS - continued
Real Estate Investment Trusts - continued
Duke Realty LP:
3.875% 10/15/22	$ 3,090,000	$ 3,142,935
4.375% 6/15/22	2,340,000	2,451,096
4.625% 5/15/13	1,047,000	1,061,618
5.4% 8/15/14	2,433,000	2,584,075
5.5% 3/1/16	1,270,000	1,399,965
5.95% 2/15/17	928,000	1,060,525
6.25% 5/15/13	2,977,000	3,035,885
6.5% 1/15/18	2,445,000	2,897,961
Equity One, Inc.:
3.75% 11/15/22	5,500,000	5,427,274
5.375% 10/15/15	455,000	497,213
6% 9/15/17	2,405,000	2,753,833
Federal Realty Investment Trust:
5.4% 12/1/13	1,401,000	1,458,459
5.9% 4/1/20	1,046,000	1,233,934
Health Care REIT, Inc. 2.25% 3/15/18	1,312,000	1,310,384
HRPT Properties Trust:
5.75% 11/1/15	1,155,000	1,202,979
6.25% 6/15/17	3,000,000	3,275,901
UDR, Inc. 5.5% 4/1/14	3,685,000	3,875,312
United Dominion Realty Trust, Inc. 5.25% 1/15/15	904,000	971,559
Weingarten Realty Investors 3.375% 10/15/22	812,000	799,677
		60,872,673
Real Estate Management & Development - 2.3%
AMB Property LP 5.9% 8/15/13	2,575,000	2,640,701
BioMed Realty LP:
3.85% 4/15/16	3,700,000	3,901,413
4.25% 7/15/22	1,842,000	1,919,554
6.125% 4/15/20	1,392,000	1,619,212
Brandywine Operating Partnership LP:
3.95% 2/15/23	4,271,000	4,228,431
4.95% 4/15/18	664,000	725,984
5.7% 5/1/17	5,000,000	5,660,150
7.5% 5/15/15	192,000	215,567
Colonial Properties Trust 5.5% 10/1/15	6,290,000	6,839,564
Digital Realty Trust LP:
4.5% 7/15/15	1,829,000	1,945,926
5.25% 3/15/21	1,953,000	2,159,497
ERP Operating LP:
4.625% 12/15/21	5,595,000	6,295,886
4.75% 7/15/20	2,827,000	3,176,624
5.375% 8/1/16	1,066,000	1,213,193
5.75% 6/15/17	5,343,000	6,300,861
Liberty Property LP:
3.375% 6/15/23	2,202,000	2,176,138

	Principal Amount	Value
4.125% 6/15/22	$ 2,007,000	$ 2,107,254
4.75% 10/1/20	4,185,000	4,567,538
5.5% 12/15/16	2,290,000	2,600,020
6.625% 10/1/17	2,673,000	3,188,905
Mack-Cali Realty LP:
2.5% 12/15/17	2,995,000	3,025,971
4.5% 4/18/22	1,218,000	1,297,714
Post Apartment Homes LP 3.375% 12/1/22	790,000	785,021
Prime Property Funding, Inc.:
5.125% 6/1/15 (d)	3,844,000	4,045,914
5.5% 1/15/14 (d)	2,405,000	2,474,288
Reckson Operating Partnership LP 6% 3/31/16	3,099,000	3,397,040
Regency Centers LP 5.875% 6/15/17	1,827,000	2,112,301
Simon Property Group LP:
2.75% 2/1/23	2,705,000	2,700,174
2.8% 1/30/17	857,000	904,031
4.125% 12/1/21	2,399,000	2,661,607
4.2% 2/1/15	1,523,000	1,615,061
5.1% 6/15/15	2,220,000	2,445,197
Tanger Properties LP:
6.125% 6/1/20	4,876,000	5,771,380
6.15% 11/15/15	349,000	395,900
Ventas Realty LP 2% 2/15/18	2,696,000	2,696,709
		99,810,726
TOTAL FINANCIALS		489,926,375
HEALTH CARE - 1.2%
Biotechnology - 0.1%
Amgen, Inc. 5.15% 11/15/41	4,000,000	4,488,124
Health Care Providers & Services - 0.7%
Aetna, Inc.:
1.5% 11/15/17	525,000	525,868
2.75% 11/15/22	2,118,000	2,098,040
4.125% 11/15/42	1,182,000	1,168,316
Aristotle Holding, Inc. 4.75% 11/15/21 (d)	3,953,000	4,481,358
Express Scripts, Inc.:
3.125% 5/15/16	3,450,000	3,636,376
6.25% 6/15/14	1,108,000	1,193,181
Medco Health Solutions, Inc. 4.125% 9/15/20	2,723,000	2,973,230
UnitedHealth Group, Inc.:
2.75% 2/15/23	708,000	713,510
3.95% 10/15/42	969,000	961,741
WellPoint, Inc.:
3.3% 1/15/23	4,354,000	4,461,896
4.65% 1/15/43	4,641,000	4,821,419
		27,034,935
Nonconvertible Bonds - continued
	Principal Amount	Value
HEALTH CARE - continued
Pharmaceuticals - 0.4%
AbbVie, Inc.:
1.75% 11/6/17 (d)	$ 4,266,000	$ 4,310,806
2.9% 11/6/22 (d)	4,376,000	4,451,114
4.4% 11/6/42 (d)	4,273,000	4,528,171
Watson Pharmaceuticals, Inc.:
1.875% 10/1/17	1,428,000	1,446,253
3.25% 10/1/22	2,133,000	2,174,988
4.625% 10/1/42	1,286,000	1,334,779
		18,246,111
TOTAL HEALTH CARE		49,769,170
INDUSTRIALS - 0.7%
Aerospace & Defense - 0.1%
United Technologies Corp. 4.5% 6/1/42	4,137,000	4,582,112
Airlines - 0.3%
Continental Airlines, Inc.:
4% 4/29/26	1,276,000	1,339,800
6.648% 3/15/19	1,166,474	1,248,127
6.795% 2/2/20	1,575,365	1,642,318
Northwest Airlines, Inc. pass-thru trust certificates 7.027% 11/1/19	2,652,128	2,947,045
U.S. Airways pass-thru trust certificates:
6.85% 1/30/18	872,425	916,047
8.36% 1/20/19	3,759,410	4,135,351
		12,228,688
Industrial Conglomerates - 0.3%
General Electric Co.:
4.125% 10/9/42	3,309,000	3,392,668
5.25% 12/6/17	7,130,000	8,404,359
		11,797,027
TOTAL INDUSTRIALS		28,607,827
MATERIALS - 0.6%
Chemicals - 0.3%
The Dow Chemical Co.:
4.125% 11/15/21	3,587,000	3,925,631
4.25% 11/15/20	1,931,000	2,144,692
4.375% 11/15/42	1,579,000	1,563,840
7.6% 5/15/14	3,091,000	3,374,695
		11,008,858
Metals & Mining - 0.3%
Anglo American Capital PLC 9.375% 4/8/14 (d)	2,675,000	2,940,681

	Principal Amount	Value
Corporacion Nacional del Cobre de Chile (Codelco) 3.875% 11/3/21 (d)	$ 3,750,000	$ 4,102,125
Vale Overseas Ltd.:
4.375% 1/11/22	3,818,000	4,071,477
6.25% 1/23/17	3,115,000	3,583,054
		14,697,337
TOTAL MATERIALS		25,706,195
TELECOMMUNICATION SERVICES - 1.4%
Diversified Telecommunication Services - 0.9%
AT&T, Inc.:
4.35% 6/15/45 (d)	11,574,000	11,587,843
5.55% 8/15/41	8,621,000	10,315,828
6.3% 1/15/38	364,000	465,490
CenturyLink, Inc.:
6.15% 9/15/19	1,562,000	1,713,316
6.45% 6/15/21	1,749,000	1,930,861
Embarq Corp.:
7.082% 6/1/16	2,253,000	2,638,921
7.995% 6/1/36	1,808,000	1,992,769
Telefonica Emisiones S.A.U. 5.462% 2/16/21	1,066,000	1,136,623
Verizon Communications, Inc.:
6.1% 4/15/18	2,190,000	2,691,795
6.25% 4/1/37	1,380,000	1,809,339
6.9% 4/15/38	2,420,000	3,434,960
		39,717,745
Wireless Telecommunication Services - 0.5%
America Movil S.A.B. de C.V.:
2.375% 9/8/16	5,411,000	5,622,516
3.125% 7/16/22	2,875,000	2,918,930
DIRECTV Holdings LLC/DIRECTV Financing, Inc.:
5.15% 3/15/42	826,000	833,052
5.875% 10/1/19	4,711,000	5,563,719
6.35% 3/15/40	1,471,000	1,684,346
Vodafone Group PLC 5% 12/16/13	2,775,000	2,893,540
		19,516,103
TOTAL TELECOMMUNICATION SERVICES		59,233,848
UTILITIES - 2.6%
Electric Utilities - 1.3%
Ameren Illinois Co. 6.125% 11/15/17	1,465,000	1,757,120
AmerenUE 6.4% 6/15/17	3,819,000	4,663,263
American Electric Power Co., Inc.:
1.65% 12/15/17	1,748,000	1,753,459
2.95% 12/15/22	1,655,000	1,653,545
Duquesne Light Holdings, Inc.:
5.9% 12/1/21 (d)	2,664,000	3,158,710
Nonconvertible Bonds - continued
	Principal Amount	Value
UTILITIES - continued
Electric Utilities - continued
Duquesne Light Holdings, Inc.: - continued
6.4% 9/15/20 (d)	$ 6,054,000	$ 7,385,880
Edison International 3.75% 9/15/17	2,401,000	2,602,694
FirstEnergy Corp. 7.375% 11/15/31	4,457,000	5,744,333
FirstEnergy Solutions Corp.:
4.8% 2/15/15	990,000	1,063,090
6.05% 8/15/21	3,642,000	4,164,347
LG&E and KU Energy LLC:
2.125% 11/15/15	2,670,000	2,726,155
3.75% 11/15/20	525,000	553,903
Nevada Power Co. 6.5% 5/15/18	3,165,000	3,945,774
Pennsylvania Electric Co. 6.05% 9/1/17	2,905,000	3,401,453
Pepco Holdings, Inc. 2.7% 10/1/15	2,535,000	2,623,811
Progress Energy, Inc.:
4.4% 1/15/21	4,274,000	4,759,612
5.625% 1/15/16	2,000,000	2,261,944
		54,219,093
Gas Utilities - 0.1%
Southern Natural Gas Co. / Southern Natural Issuing Corp. 4.4% 6/15/21	1,182,000	1,309,678
Independent Power Producers & Energy Traders - 0.1%
PPL Energy Supply LLC:
6.2% 5/15/16	1,229,000	1,405,976
6.5% 5/1/18	2,640,000	3,160,085
PSEG Power LLC 2.75% 9/15/16	919,000	956,002
		5,522,063
Multi-Utilities - 1.1%
Consolidated Edison Co. of New York, Inc. 5.7% 6/15/40	1,395,000	1,776,143
Dominion Resources, Inc. 2.611% 9/30/66 (g)	11,385,000	10,639,601
MidAmerican Energy Holdings, Co. 6.5% 9/15/37	1,334,000	1,767,175
National Grid PLC 6.3% 8/1/16	4,181,000	4,849,889
NiSource Finance Corp.:
4.45% 12/1/21	1,622,000	1,774,329
5.25% 2/15/43	4,094,000	4,320,906
5.4% 7/15/14	3,885,000	4,140,077
5.45% 9/15/20	613,000	719,688
5.8% 2/1/42	2,085,000	2,367,296
5.95% 6/15/41	3,834,000	4,415,430
6.4% 3/15/18	2,760,000	3,325,927
Sempra Energy:
2.3% 4/1/17	4,185,000	4,344,210

	Principal Amount	Value
2.875% 10/1/22	$ 1,723,000	$ 1,725,133
Wisconsin Energy Corp. 6.25% 5/15/67 (g)	1,426,000	1,534,733
		47,700,537
TOTAL UTILITIES		108,751,371
TOTAL NONCONVERTIBLE BONDS (Cost $925,647,830)		1,025,905,245
U.S. Government and Government Agency Obligations - 31.5%

U.S. Government Agency Obligations - 0.0%
U.S. Department of Housing and Urban Development Government guaranteed participation certificates Series 1996-A, 7.63% 8/1/14	110,000	110,036
U.S. Treasury Inflation Protected Obligations - 1.2%
U.S. Treasury Inflation-Indexed Bonds:
2.125% 2/15/40 (f)	23,675,628	34,681,345
2.125% 2/15/41	3,509,029	5,174,518
2.5% 1/15/29	8,619,280	12,294,908
TOTAL U.S. TREASURY INFLATION PROTECTED OBLIGATIONS		52,150,771
U.S. Treasury Obligations - 30.3%
U.S. Treasury Bonds 2.75% 11/15/42	167,288,000	160,502,447
U.S. Treasury Notes:
0.25% 9/15/14	59,000	58,999
0.25% 8/15/15	20,500,000	20,451,001
0.5% 7/31/17	78,040,000	77,460,167
0.75% 10/31/17	54,438,000	54,534,984
0.75% 12/31/17	46,096,000	46,153,620
0.875% 11/30/16	31,268,000	31,676,023
0.875% 4/30/17	695,000	702,748
0.875% 7/31/19	7,155,000	7,056,015
1% 3/31/17	27,344,000	27,801,879
1% 11/30/19	132,222,000	130,760,503
1.125% 12/31/19	98,678,000	98,259,480
1.625% 8/15/22	161,478,000	160,279,623
1.875% 10/31/17	20,552,000	21,679,392
2.375% 8/31/14	115,000,000	119,059,296
2.375% 2/28/15	41,183,000	43,021,537
U.S. Government and Government Agency Obligations - continued
	Principal Amount	Value
U.S. Treasury Obligations - continued
U.S. Treasury Notes: - continued
2.625% 7/31/14 (f)	$ 245,000,000	$ 254,198,279
2.625% 12/31/14	30,935,000	32,387,754
TOTAL U.S. TREASURY OBLIGATIONS		1,286,043,747
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $1,317,285,787)		1,338,304,554
U.S. Government Agency - Mortgage Securities - 29.7%

Fannie Mae - 18.1%
2.045% 9/1/33 (g)	681,492	708,919
2.063% 5/1/34 (g)	1,137,604	1,182,982
2.084% 10/1/33 (g)	717,095	744,823
2.304% 10/1/33 (g)	44,860	47,282
2.315% 7/1/35 (g)	39,698	41,762
2.332% 3/1/35 (g)	52,531	55,830
2.362% 8/1/36 (g)	1,763,287	1,892,902
2.425% 3/1/35 (g)	13,461	13,943
2.5% 12/1/27	3,681,910	3,851,820
2.5% 1/1/28 (e)	28,500,000	29,798,500
2.524% 10/1/33 (g)	81,443	86,785
2.559% 6/1/36 (g)	95,153	101,759
2.581% 5/1/35 (g)	208,148	223,243
2.605% 7/1/34 (g)	52,158	55,273
2.733% 7/1/35 (g)	97,301	104,224
2.755% 2/1/36 (g)	937,740	1,007,114
2.762% 11/1/36 (g)	1,211,296	1,301,776
2.82% 12/1/35 (g)	495,057	532,341
2.939% 5/1/36 (g)	349,496	375,817
2.944% 7/1/37 (g)	205,872	221,376
3% 4/1/27 to 11/1/27	17,391,614	18,438,804
3% 1/1/43 (e)	2,500,000	2,619,000
3% 1/1/43 (e)	32,000,000	33,523,194
3% 1/1/43 (e)	54,100,000	56,675,149
3.025% 9/1/36 (g)	1,043,052	1,113,625
3.5% 1/1/26 to 11/1/42	57,043,638	61,193,557
3.5% 12/1/26	70,112	74,347
3.5% 8/1/27	29,339	31,110
3.5% 7/1/42	231,192	248,269
3.5% 7/1/42	334,947	359,217
3.5% 8/1/42	428,352	459,391
3.5% 8/1/42	396,175	424,883
3.5% 1/1/43 (e)	9,400,000	10,019,813

	Principal Amount	Value
3.5% 1/1/43 (e)	$ 10,100,000	$ 10,765,970
3.5% 1/1/43 (e)	26,200,000	27,927,565
3.5% 1/1/43 (e)	3,200,000	3,411,000
4% 7/1/15 to 7/1/42	128,451,401	138,924,201
4% 9/1/41	218,540	235,878
4% 10/1/41	5,341,289	5,791,751
4% 1/1/43 (e)	6,500,000	6,965,664
4.5% 5/1/25 to 11/1/41	91,474,735	100,098,636
5% 9/1/20 to 6/1/40	38,945,303	42,444,553
5.5% 11/1/17 to 3/1/39	100,158,721	109,397,661
6% 1/1/23 to 1/1/42	75,985,813	83,682,057
6.5% 6/1/13 to 8/1/36	8,769,155	9,771,157
7% 3/1/15 to 8/1/32	1,406,109	1,600,426
7.5% 7/1/16 to 11/1/31	1,198,239	1,398,877
8% 1/1/30 to 5/1/30	44,578	52,916
8.5% 3/1/25 to 6/1/25	692	826
TOTAL FANNIE MAE		769,997,968
Freddie Mac - 6.3%
2.373% 1/1/35 (g)	169,954	181,383
2.399% 3/1/36 (g)	167,160	176,880
2.405% 4/1/35 (g)	822,866	874,493
3% 1/1/43 (e)	5,400,000	5,642,273
3.041% 11/1/35 (g)	325,580	347,715
3.134% 3/1/33 (g)	12,965	13,790
3.454% 10/1/35 (g)	140,249	150,811
3.5% 1/1/26 to 11/1/42	65,137,629	69,657,345
4% 6/1/24 to 5/1/42	44,498,256	48,109,956
4% 9/1/41	805,802	872,627
4.5% 7/1/25 to 10/1/41	71,743,439	77,591,892
5% 1/1/35 to 9/1/40	29,947,220	32,670,300
5.5% 1/1/38 to 1/1/40	25,948,151	28,005,145
6% 4/1/32 to 8/1/37	3,892,176	4,273,052
7.5% 5/1/17 to 11/1/31	117,177	135,926
8% 7/1/17 to 5/1/27	7,568	8,607
8.5% 3/1/20 to 1/1/28	112,834	130,728
TOTAL FREDDIE MAC		268,842,923
Ginnie Mae - 5.3%
3% 11/20/42 to 12/20/42	23,298,429	24,787,849
3.5% 1/15/41 to 5/15/42	5,665,652	6,206,863
4% 1/15/25 to 12/15/41	37,792,416	41,556,279
4.5% 5/15/39 to 4/15/41	62,129,399	68,534,387
5% 3/15/39 to 9/15/41	55,056,082	60,796,268
5% 1/1/43 (e)	6,900,000	7,520,461
6% 3/15/29 to 9/20/38	8,173,431	9,140,551
6.5% 10/15/34 to 11/15/35	352,165	400,421
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount	Value
Ginnie Mae - continued
7% 1/15/28 to 7/15/32	$ 2,501,797	$ 2,900,445
7.5% 4/15/22 to 10/15/28	590,973	683,846
8% 2/15/17 to 9/15/30	40,064	46,406
8.5% 12/15/16 to 3/15/30	8,501	9,523
TOTAL GINNIE MAE		222,583,299
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $1,239,575,436)		1,261,424,190
Asset-Backed Securities - 0.5%

Accredited Mortgage Loan Trust Series 2005-1 Class M1, 0.6797% 4/25/35 (g)	297,356	265,791
ACE Securities Corp. Home Equity Loan Trust Series 2005-HE2 Class M2, 0.8847% 4/25/35 (g)	20,126	19,811
Airspeed Ltd. Series 2007-1A Class C1, 2.709% 6/15/32 (d)(g)	2,525,581	1,389,070
Ally Master Owner Trust:
Series 2011-1 Class A2, 2.15% 1/15/16	3,150,000	3,201,436
Series 2011-3 Class A2, 1.81% 5/15/16	2,760,000	2,801,422
Series 2012-3 Class A2, 1.21% 6/15/17	4,120,000	4,138,151
Ameriquest Mortgage Securities, Inc. pass-thru certificates:
Series 2003-10 Class M1, 0.9097% 12/25/33 (g)	25,925	22,886
Series 2004-R2 Class M3, 0.7597% 4/25/34 (g)	38,356	17,336
Series 2005-R2 Class M1, 0.6597% 4/25/35 (g)	727,000	700,935
Argent Securities, Inc. pass-thru certificates:
Series 2003-W7 Class A2, 0.9897% 3/25/34 (g)	16,878	14,264
Series 2004-W11 Class M2, 0.9097% 11/25/34 (g)	198,000	169,338
Series 2004-W7 Class M1, 0.7597% 5/25/34 (g)	209,000	181,166
Series 2006-W4 Class A2C, 0.3697% 5/25/36 (g)	452,765	143,768
Asset Backed Securities Corp. Home Equity Loan Trust Series 2004-HE2 Class M1, 1.0347% 4/25/34 (g)	800,565	719,849
Carrington Mortgage Loan Trust Series 2007-RFC1 Class A3, 0.3497% 12/25/36 (g)	635,000	320,776

	Principal Amount	Value
Countrywide Home Loans, Inc.:
Series 2003-BC1 Class B1, 5.4575% 3/25/32 (MGIC Investment Corp. Insured) (g)	$ 40,946	$ 39,522
Series 2004-3 Class M4, 1.6647% 4/25/34 (g)	56,336	26,293
Series 2004-4 Class M2, 1.0047% 6/25/34 (g)	207,174	179,386
Fannie Mae Series 2004-T5 Class AB3, 1.0037% 5/28/35 (g)	13,702	10,422
Fieldstone Mortgage Investment Corp. Series 2004-3 Class M5, 2.3847% 8/25/34 (g)	102,000	68,304
First Franklin Mortgage Loan Trust Series 2004-FF2 Class M3, 1.0347% 3/25/34 (g)	5,261	3,515
Fremont Home Loan Trust Series 2005-A:
Class M3, 0.9447% 1/25/35 (g)	334,000	124,797
Class M4, 1.2297% 1/25/35 (g)	128,000	16,155
GCO Education Loan Funding Master Trust II Series 2007-1A Class C1L, 0.6915% 2/25/47 (d)(g)	829,000	564,135
GE Business Loan Trust Series 2003-1 Class A, 0.639% 4/15/31 (d)(g)	63,165	59,680
GSAMP Trust Series 2004-AR1 Class B4, 3.2289% 6/25/34 (d)(g)	138,597	52,492
Guggenheim Structured Real Estate Funding Ltd. Series 2006-3 Class C, 0.7597% 9/25/46 (d)(g)	492,829	485,436
Home Equity Asset Trust:
Series 2003-3 Class M1, 1.4997% 8/25/33 (g)	231,467	205,411
Series 2003-5 Class A2, 0.9097% 12/25/33 (g)	11,595	9,203
HSI Asset Securitization Corp. Trust Series 2007-HE1 Class 2A3, 0.3997% 1/25/37 (g)	436,000	182,308
JPMorgan Mortgage Acquisition Trust Series 2007-CH1 Class AV4, 0.3397% 11/25/36 (g)	438,000	423,180
Keycorp Student Loan Trust Series 1999-A Class A2, 0.64% 12/27/29 (g)	157,452	142,951
MASTR Asset Backed Securities Trust Series 2007-HE1 Class M1, 0.5097% 5/25/37 (g)	241,652	4,013
Merrill Lynch Mortgage Investors Trust:
Series 2003-OPT1 Class M1, 1.1847% 7/25/34 (g)	26,234	19,158
Series 2006-FM1 Class A2B, 0.3197% 4/25/37 (g)	355,503	336,117
Series 2006-OPT1 Class A1A, 0.4697% 6/25/35 (g)	472,900	403,453
Asset-Backed Securities - continued
	Principal Amount	Value
Morgan Stanley ABS Capital I Trust:
Series 2004-HE6 Class A2, 0.5497% 8/25/34 (g)	$ 20,187	$ 16,827
Series 2004-NC8 Class M6, 1.4597% 9/25/34 (g)	92,014	43,961
Series 2005-NC1 Class M1, 0.6497% 1/25/35 (g)	141,000	116,599
New Century Home Equity Loan Trust Series 2005-4 Class M2, 0.7197% 9/25/35 (g)	503,000	407,118
Ocala Funding LLC Series 2006-1A Class A, 1.6107% 3/20/11 (b)(d)(g)	414,000	0
Park Place Securities, Inc.:
Series 2004-WCW1:
Class M3, 1.4597% 9/25/34 (g)	188,000	140,950
Class M4, 1.6597% 9/25/34 (g)	241,000	65,505
Series 2005-WCH1 Class M4, 1.0397% 1/25/36 (g)	520,000	353,572
Salomon Brothers Mortgage Securities VII, Inc. Series 2003-HE1 Class A, 1.0097% 4/25/33 (g)	1,796	1,606
Saxon Asset Securities Trust Series 2004-1 Class M1, 1.0047% 3/25/35 (g)	426,781	394,314
Sierra Receivables Funding Co. Series 2007-1A Class A2, 0.3607% 3/20/19 (FGIC Insured) (d)(g)	98,286	97,577
SLM Private Credit Student Loan Trust Series 2004-A Class C, 1.258% 6/15/33 (g)	444,579	290,747
Structured Asset Investment Loan Trust Series 2004-8 Class M5, 1.9347% 9/25/34 (g)	21,297	6,411
Terwin Mortgage Trust Series 2003-4HE Class A1, 1.0697% 9/25/34 (g)	10,148	8,838
Whinstone Capital Management Ltd. Series 1A Class B3, 2.1153% 10/25/44 (d)(g)	630,180	538,804
TOTAL ASSET-BACKED SECURITIES (Cost $21,412,614)		19,944,759
Collateralized Mortgage Obligations - 0.3%
	Principal Amount	Value
Private Sponsor - 0.2%
Bear Stearns ALT-A Trust floater Series 2005-1 Class A1, 0.7697% 1/25/35 (g)	$ 597,282	$ 566,304
Granite Master Issuer PLC floater:
Series 2006-1A Class C2, 1.4107% 12/20/54 (d)(g)	2,117,000	1,770,871
Series 2006-2 Class C1, 1.1507% 12/20/54 (g)	1,885,000	1,576,803
Series 2006-3 Class C2, 1.2107% 12/20/54 (g)	396,000	331,254
Series 2006-4:
Class B1, 0.3907% 12/20/54 (g)	1,059,000	982,223
Class C1, 0.9707% 12/20/54 (g)	647,000	541,216
Class M1, 0.5507% 12/20/54 (g)	279,000	249,008
Series 2007-1:
Class 1C1, 0.8107% 12/20/54 (g)	654,000	547,071
Class 1M1, 0.5107% 12/20/54 (g)	425,000	379,313
Class 2C1, 1.0707% 12/20/54 (g)	298,000	249,277
Class 2M1, 0.7107% 12/20/54 (g)	546,000	487,305
Series 2007-2 Class 2C1, 1.069% 12/17/54 (g)	757,000	633,231
Granite Mortgages PLC floater Series 2003-3 Class 1C, 2.7688% 1/20/44 (g)	151,584	141,470
MASTR Adjustable Rate Mortgages Trust Series 2007-3 Class 22A2, 0.4197% 5/25/47 (g)	245,758	175,815
Merrill Lynch Alternative Note Asset Trust floater Series 2007-OAR1 Class A1, 0.3797% 2/25/37 (g)	373,629	317,934
Opteum Mortgage Acceptance Corp. floater Series 2005-3 Class APT, 0.4997% 7/25/35 (g)	626,444	601,599
RESI Finance LP/RESI Finance DE Corp. floater Series 2003-B Class B5, 2.563% 7/10/35 (d)(g)	168,089	141,558
Residential Funding Securities Corp. floater Series 2003-RP2 Class A1, 0.6597% 6/25/33 (d)(g)	31,487	30,464
Sequoia Mortgage Trust floater Series 2004-6 Class A3B, 1.6169% 7/20/34 (g)	11,217	10,508
TOTAL PRIVATE SPONSOR		9,733,224
Collateralized Mortgage Obligations - continued
	Principal Amount	Value
U.S. Government Agency - 0.1%
Fannie Mae:
planned amortization class:
Series 1999-54 Class PH, 6.5% 11/18/29	$ 1,080,896	$ 1,192,734
Series 1999-57 Class PH, 6.5% 12/25/29	825,046	943,698
Series 2002-9 Class PC, 6% 3/25/17	90,968	97,163
sequential payer Series 2004-86 Class KC, 4.5% 5/25/19	133,638	137,195
Freddie Mac planned amortization class Series 2500 Class TE, 5.5% 9/15/17	2,267,811	2,421,201
Ginnie Mae guaranteed REMIC pass-thru certificates Series 2007-35 Class SC, 38.946% 6/16/37 (g)(i)	95,731	192,152
TOTAL U.S. GOVERNMENT AGENCY		4,984,143
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $12,885,899)		14,717,367
Commercial Mortgage Securities - 5.0%

Banc of America Commercial Mortgage Trust:
sequential payer:
Series 2005-1 Class A3, 4.877% 11/10/42	183,615	183,500
Series 2006-2 Class AAB, 5.8979% 5/10/45 (g)	1,292,344	1,365,103
Series 2006-5:
Class A2, 5.317% 9/10/47	6,553,198	6,553,965
Class A3, 5.39% 9/10/47	1,985,000	2,104,568
Series 2001-3 Class H, 6.562% 4/11/37 (d)	4,889,139	4,909,057
Series 2007-3 Class A3, 5.8019% 6/10/49 (g)	6,100,000	6,139,790
Banc of America Large Loan, Inc. floater Series 2006-BIX1:
Class F, 0.519% 10/15/19 (d)(g)	258,974	254,442
Class G, 0.539% 10/15/19 (d)(g)	380,000	373,350
Bayview Commercial Asset Trust:
floater:
Series 2004-1:
Class B, 2.1097% 4/25/34 (d)(g)	28,716	18,424
Class M1, 0.7697% 4/25/34 (d)(g)	23,397	17,593
Class M2, 1.4097% 4/25/34 (d)(g)	20,966	14,893

	Principal Amount	Value
Series 2005-2A:
Class A1, 0.5197% 8/25/35 (d)(g)	$ 340,957	$ 247,644
Class M1, 0.6397% 8/25/35 (d)(g)	25,281	14,809
Class M2, 0.6897% 8/25/35 (d)(g)	41,580	22,387
Class M3, 0.7097% 8/25/35 (d)(g)	22,952	11,276
Series 2005-3A Class A2, 0.6097% 11/25/35 (d)(g)	117,688	89,770
Series 2005-4A:
Class A2, 0.5997% 1/25/36 (d)(g)	664,184	485,835
Class M1, 0.6597% 1/25/36 (d)(g)	138,970	77,774
Class M2, 0.6797% 1/25/36 (d)(g)	41,924	22,221
Class M3, 0.7097% 1/25/36 (d)(g)	60,945	31,332
Series 2006-1 Class A2, 0.5697% 4/25/36 (d)(g)	65,680	50,971
Series 2006-2A:
Class A1, 0.4397% 7/25/36 (d)(g)	651,976	475,249
Class A2, 0.4897% 7/25/36 (d)(g)	58,850	43,032
Class M1, 0.5197% 7/25/36 (d)(g)	61,793	22,592
Class M2, 0.5397% 7/25/36 (d)(g)	43,717	14,468
Class M6, 0.7497% 7/25/36 (d)(g)	44,558	9,295
Series 2006-3A:
Class M5, 0.6897% 10/25/36 (d)(g)	59,100	3,126
Class M6, 0.7697% 10/25/36 (d)(g)	51,264	762
Series 2006-4A:
Class A1, 0.4397% 12/25/36 (d)(g)	426,157	345,154
Class A2, 0.4797% 12/25/36 (d)(g)	949,769	547,193
Class M1, 0.4997% 12/25/36 (d)(g)	68,824	15,786
Series 2007-1 Class A2, 0.4797% 3/25/37 (d)(g)	176,520	99,926
Series 2007-2A:
Class A1, 0.4797% 7/25/37 (d)(g)	174,724	117,886
Class A2, 0.5297% 7/25/37 (d)(g)	163,541	57,910
Class M2, 0.6197% 7/25/37 (d)(g)	90,856	15,474
Class M3, 0.6997% 7/25/37 (d)(g)	90,856	9,118
Commercial Mortgage Securities - continued
	Principal Amount	Value
Bayview Commercial Asset Trust: - continued
floater:
Series 2007-2A:
Class M4, 0.8597% 7/25/37 (d)(g)	$ 192,196	$ 11,008
Class M5, 0.9597% 7/25/37 (d)(g)	171,229	7,087
Class M6, 1.2097% 7/25/37 (d)(g)	172,551	2,606
Series 2007-3:
Class A2, 0.4997% 7/25/37 (d)(g)	252,352	128,269
Class B1, 1.1597% 7/25/37 (d)(g)	116,633	8,887
Class B2, 1.8097% 7/25/37 (d)(g)	135,442	7,220
Class M1, 0.5197% 7/25/37 (d)(g)	103,380	34,835
Class M2, 0.5497% 7/25/37 (d)(g)	108,681	30,268
Class M3, 0.5797% 7/25/37 (d)(g)	237,508	51,495
Class M4, 0.7097% 7/25/37 (d)(g)	375,348	63,154
Class M5, 0.8097% 7/25/37 (d)(g)	140,490	20,050
Class M6, 1.0097% 7/25/37 (d)(g)	106,030	12,778
Series 2007-4A:
Class M4, 1.8097% 9/25/37 (d)(g)	718,638	36,923
Class M5, 1.9597% 9/25/37 (d)(g)	645,236	21,208
Series 2004-1, Class IO, 1.25% 4/25/34 (d)(h)	1,043,230	40,234
Bear Stearns Commercial Mortgage Securities Trust:
floater:
Series 2006-BBA7:
Class H, 0.859% 3/15/19 (d)(g)	137,007	134,192
Class J, 1.059% 3/15/19 (d)(g)	143,000	134,305
Series 2007-BBA8:
Class D, 0.459% 3/15/22 (d)(g)	147,000	138,212
Class E, 0.509% 3/15/22 (d)(g)	763,000	702,124
Class F, 0.559% 3/15/22 (d)(g)	468,000	421,301
Class G, 0.609% 3/15/22 (d)(g)	120,000	105,626
Class H, 0.759% 3/15/22 (d)(g)	147,000	126,452
Class J, 0.909% 3/15/22 (d)(g)	147,000	122,777
Series 2006-PW13 Class A3, 5.518% 9/11/41	2,010,000	2,080,071

	Principal Amount	Value
C-BASS Trust floater Series 2006-SC1 Class A, 0.4797% 5/25/36 (d)(g)	$ 234,046	$ 213,807
Citigroup Commercial Mortgage Trust:
floater Series 2006-FL2 Class H, 0.579% 8/15/21 (d)(g)	56,877	54,301
Series 2007-FL3A Class A2, 0.349% 4/15/22 (d)(g)	69,176	68,350
Series 2008-C7 Class A2B, 6.2624% 12/10/49 (g)	4,482,007	4,542,008
Citigroup/Deutsche Bank Commercial Mortgage Trust:
sequential payer Series 2007-CD4 Class A4, 5.322% 12/11/49	2,960,000	3,394,788
Series 2007-CD4 Class A3, 5.293% 12/11/49	6,065,000	6,300,261
COMM pass-thru certificates:
floater:
Series 2005-F10A Class J, 1.059% 4/15/17 (d)(g)	44,316	39,793
Series 2005-FL11:
Class F, 0.659% 11/15/17 (d)(g)	52,739	47,975
Class G, 0.709% 11/15/17 (d)(g)	36,409	32,391
sequential payer Series 2006-CN2A:
Class A2FX, 5.449% 2/5/19 (d)	2,027,811	2,036,029
Class AJFX, 5.478% 2/5/19 (d)	2,110,000	2,114,648
Commercial Mortgage pass-thru certificates Series 2004-LB4A Class A5, 4.84% 10/15/37	4,782,000	4,995,870
Credit Suisse Commercial Mortgage Trust:
sequential payer:
Series 2007-C2 Class A2, 5.448% 1/15/49 (g)	184,329	185,884
Series 2007-C3 Class A4, 5.8686% 6/15/39 (g)	3,750,000	4,316,426
Series 2006-C4 Class AAB, 5.439% 9/15/39	1,828,658	1,851,394
Series 2007-C5 Class A4, 5.695% 9/15/40 (g)	2,750,000	3,185,881
Credit Suisse First Boston Mortgage Securities Corp.:
sequential payer Series 2004-C1 Class A4, 4.75% 1/15/37	2,874,198	2,965,158
Series 2001-CKN5 Class AX, 1.67% 9/15/34 (d)(g)(h)	2,403,495	3,014
Series 2006-C1 Class A3, 5.5871% 2/15/39 (g)	2,549,914	2,613,101
Commercial Mortgage Securities - continued
	Principal Amount	Value
Credit Suisse Mortgage Capital Certificates floater Series 2007-TFL1:
Class B, 0.359% 2/15/22 (d)(g)	$ 3,470,000	$ 3,358,752
Class C:
0.379% 2/15/22 (d)(g)	657,000	611,890
0.479% 2/15/22 (d)(g)	234,000	218,285
Class F, 0.529% 2/15/22 (d)(g)	469,000	437,267
GE Capital Commercial Mortgage Corp. sequential payer Series 2007-C1 Class A4, 5.543% 12/10/49	4,470,000	5,101,781
Greenwich Capital Commercial Funding Corp.:
floater Series 2006-FL4 Class B, 0.405% 11/5/21 (d)(g)	3,490,000	3,339,724
sequential payer Series 2007-GG11 Class A2, 5.597% 12/10/49	9,146,308	9,312,459
Series 2006-GG7 Class A3, 6.0635% 7/10/38 (g)	379,924	379,778
GS Mortgage Securities Corp. II:
floater:
Series 2006-FL8A:
Class E, 0.579% 6/6/20 (d)(g)	1,451,195	1,448,165
Class F, 0.649% 6/6/20 (d)(g)	294,000	293,029
Series 2007-EOP:
Class A2, 1.2601% 3/6/20 (d)(g)	1,770,000	1,772,384
Class C, 2.0056% 3/6/20 (d)(g)	1,335,000	1,337,689
Class D, 2.2018% 3/6/20 (d)(g)	400,000	400,816
Class E, 2.4764% 3/6/20 (d)(g)	670,000	672,073
Class F, 2.6334% 3/6/20 (d)(g)	335,000	336,043
Class G, 2.7903% 3/6/20 (d)(g)	165,000	165,580
Class H, 3.3004% 3/6/20 (d)(g)	275,000	276,212
Class J, 4.0852% 3/6/20 (d)(g)	395,000	397,234
Series 2006-GG6 Class A2, 5.506% 4/10/38	1,152,301	1,188,813
GS Mortgage Securities Trust sequential payer Series 2007-GG10 Class A2, 5.778% 8/10/45	2,369,979	2,381,627
JPMorgan Chase Commercial Mortgage Securities Trust:
floater Series 2006-FLA2:
Class E, 0.489% 11/15/18 (d)(g)	68,137	62,918
Class F, 0.539% 11/15/18 (d)(g)	102,205	90,289

	Principal Amount	Value
Class G, 0.569% 11/15/18 (d)(g)	$ 89,042	$ 75,099
Class H, 0.709% 11/15/18 (d)(g)	68,152	54,754
sequential payer:
Series 2006-CB14 Class A3B, 5.677% 12/12/44 (g)	3,821,435	3,896,056
Series 2006-LDP9 Class A2, 5.134% 5/15/47 (g)	3,164,807	3,336,453
Series 2007-LDPX Class A3, 5.42% 1/15/49	3,796,000	4,389,569
Series 2005-LDP3 Class A3, 4.959% 8/15/42	719,834	725,253
Series 2007-CB18 Class A3, 5.447% 6/12/47 (g)	2,373,043	2,454,173
Series 2007-CB19:
Class B, 5.9172% 2/12/49 (g)	755,000	260,475
Class C, 5.9172% 2/12/49 (g)	1,971,000	560,132
Class D, 5.9172% 2/12/49 (g)	2,075,000	299,344
Series 2007-LDP10:
Class CS, 5.466% 1/15/49 (g)	745,000	59,617
Class ES, 5.7538% 1/15/49 (d)(g)	4,663,000	218,243
LB Commercial Conduit Mortgage Trust sequential payer Series 2007-C3 Class A4, 6.0815% 7/15/44 (g)	3,733,000	4,392,546
LB-UBS Commercial Mortgage Trust sequential payer:
Series 2006-C1 Class A2, 5.084% 2/15/31	41,459	41,481
Series 2006-C6 Class A2, 5.262% 9/15/39 (g)	31,812	32,453
Series 2007-C1:
Class A3, 5.398% 2/15/40	4,740,412	4,919,210
Class A4, 5.424% 2/15/40	8,620,000	10,004,872
Series 2007-C2 Class A3, 5.43% 2/15/40	1,165,000	1,336,752
Lehman Brothers Floating Rate Commercial Mortgage Trust floater Series 2006-LLFA:
Class F, 0.549% 9/15/21 (d)(g)	402,971	363,256
Class G, 0.569% 9/15/21 (d)(g)	795,609	697,308
Class H, 0.609% 9/15/21 (d)(g)	204,773	172,305
Merrill Lynch Mortgage Trust:
sequential payer Series 2004-KEY2 Class A2, 4.166% 8/12/39	9,905	9,922
Series 2007-C1 Class A4, 6.041% 6/12/50 (g)	3,796,000	4,365,791
Merrill Lynch-CFC Commercial Mortgage Trust:
sequential payer:
Series 2007-5 Class A3, 5.364% 8/12/48	4,298,000	4,438,557
Series 2007-6 Class A4, 5.485% 3/12/51 (g)	3,875,000	4,470,130
Commercial Mortgage Securities - continued
	Principal Amount	Value
Merrill Lynch-CFC Commercial Mortgage Trust: - continued
sequential payer:
Series 2007-9 Class A4, 5.7% 9/12/49	$ 5,500,000	$ 6,448,310
Series 2006-3 Class ASB, 5.382% 7/12/46 (g)	3,325,152	3,428,774
Series 2007-7 Class B, 5.9281% 6/12/50 (g)	770,000	46,418
Morgan Stanley Capital I Trust:
floater:
Series 2006-XLF Class C, 1.409% 7/15/19 (d)(g)	113,478	45,391
Series 2007-XLFA:
Class D, 0.399% 10/15/20 (d)(g)	235,000	213,263
Class E, 0.459% 10/15/20 (d)(g)	294,000	258,720
Class F, 0.509% 10/15/20 (d)(g)	176,000	146,080
Class G, 0.549% 10/15/20 (d)(g)	218,000	169,495
Class H, 0.639% 10/15/20 (d)(g)	137,000	68,500
Class J, 0.789% 10/15/20 (d)(g)	79,407	27,792
sequential payer Series 2007-HQ11 Class A31, 5.439% 2/12/44 (g)	4,785,000	5,004,105
Series 2007-HQ12 Class A2, 5.7576% 4/12/49 (g)	3,582,337	3,688,901
Series 2007-IQ14 Class B, 5.9193% 4/15/49 (g)	2,175,000	635,187
Providence Place Group Ltd. Partnership Series 2000-C1 Class A2, 7.75% 7/20/28 (d)	3,491,589	4,442,698
Wachovia Bank Commercial Mortgage Trust:
floater:
Series 2006-WL7A:
Class E, 0.489% 9/15/21 (d)(g)	491,000	441,869
Class F, 0.549% 9/15/21 (d)(g)	661,000	581,638
Class G, 0.569% 9/15/21 (d)(g)	626,000	538,320
Class J, 0.809% 9/15/21 (d)(g)	139,000	101,739
Series 2007-WHL8 Class F, 0.689% 6/15/20 (d)(g)	1,046,000	793,257
sequential payer:
Series 2003-C7 Class A1, 4.241% 10/15/35 (d)	27,961	28,053

	Principal Amount	Value
Series 2007-C30:
Class A3, 5.246% 12/15/43	$ 2,204,903	$ 2,286,490
Class A4, 5.305% 12/15/43	3,240,000	3,484,323
Class A5, 5.342% 12/15/43	7,696,000	8,803,478
Series 2007-C31 Class A4, 5.509% 4/15/47	2,332,000	2,693,745
Series 2007-C32 Class A3, 5.9225% 6/15/49 (g)	10,000,000	11,651,700
Series 2006-C23 Class A5, 5.416% 1/15/45 (g)	3,010,000	3,403,774
Series 2007-C31 Class C, 5.8713% 4/15/47 (g)	2,455,000	671,841
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $211,060,534)		213,428,256
Municipal Securities - 1.5%

Beaver County Indl. Dev. Auth. Poll. Cont. Rev. Bonds (FirstEnergy Nuclear Generation Corp. Proj.) Series 2005 A, 3.375%, tender 7/1/15 (g)	1,200,000	1,236,660
California Gen. Oblig.:
Series 2009, 7.35% 11/1/39	805,000	1,122,194
7.3% 10/1/39	645,000	893,777
7.5% 4/1/34	5,055,000	7,030,241
7.55% 4/1/39	5,505,000	7,937,109
7.6% 11/1/40	10,310,000	15,061,570
7.625% 3/1/40	1,675,000	2,419,873
Chicago Gen. Oblig. (Taxable Proj.) Series 2010 C1, 7.781% 1/1/35	550,000	716,513
Illinois Gen. Oblig.:
Series 2003, 5.1% 6/1/33	10,670,000	10,554,337
Series 2010, 4.421% 1/1/15	2,850,000	3,021,428
Series 2010-1, 6.63% 2/1/35	2,715,000	3,077,398
Series 2010-3:
6.725% 4/1/35	5,545,000	6,346,253
7.35% 7/1/35	2,390,000	2,891,207
Series 2011, 5.877% 3/1/19	895,000	1,030,261
TOTAL MUNICIPAL SECURITIES (Cost $59,979,274)		63,338,821
Money Market Funds - 11.4%
	Shares	Value
Fidelity Cash Central Fund, 0.18% (a) (Cost $484,010,365)	484,010,365	$ 484,010,365
TOTAL INVESTMENT PORTFOLIO - 104.0% (Cost $4,271,857,739)	4,421,073,557
NET OTHER ASSETS (LIABILITIES) - (4.0)%		(168,649,387)
NET ASSETS - 100%		$ 4,252,424,170
TBA Sale Commitments
	Principal Amount	Value
Fannie Mae
3% 1/1/43	$ (8,500,000)	$ (8,904,598)
4% 1/1/43	(1,800,000)	(1,928,953)
5% 1/1/43	(6,900,000)	(7,474,102)
TOTAL FANNIE MAE		(18,307,653)
Freddie Mac
3.5% 1/1/43	(19,000,000)	(20,202,343)
TOTAL TBA SALE COMMITMENTS (Proceeds $38,470,656)		$ (38,509,996)
Swap Agreements
Credit Default Swaps
Underlying Reference	Rating (1)	Expiration Date	Counterparty	Fixed Payment Received/(Paid)	Notional Amount (2)	Value (1)	Upfront Premium Received/(Paid)	Unrealized Appreciation/ (Depreciation)
Sell Protection
Ameriquest Mortgage Securities Inc Series 2004-R11 Class M9	C	Dec. 2034	Bank of America	2.5%	$ 209,486	$ (194,678)	$ 0	$ (194,678)
Ameriquest Mortgage Securities Inc Series 2004-R11 Class M9	C	Dec. 2034	Credit Suisse First Boston	2.5%	363,915	(338,191)	0	(338,191)
Morgan Stanley ABS Capital I Inc Series 2004-HE7 Class B3	C	Sep. 2034	Morgan Stanley, Inc.	5.10%	78,601	(62,948)	0	(62,948)
Morgan Stanley ABS Capital I Inc Series 2004-NC6 Class M3	Ca	Aug. 2034	UBS	1.545%	76,060	(20,494)	0	(20,494)
TOTAL CREDIT DEFAULT SWAPS						$ (616,311)	$ 0	$ (616,311)

(1) Ratings are presented for credit default swaps in which the Fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent a weighted average of the ratings of all securities included in the index. The value of each credit default swap and the credit rating can be measures of the current payment/performance risk. Where a credit rating is not disclosed, the value is used as the measure of the payment/performance risk. Ratings are from Moodys Investors Service, Inc. Where Moodys® ratings are not available, S&P® ratings are disclosed and are indicated as such. All ratings are as of the report date and do not reflect subsequent changes.

(2) The notional amount of each credit default swap where the Fund has sold protection approximates the maximum potential amount of future payments that the Fund could be required to make if a credit event were to occur.

Legend

(a) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(b) Non-income producing - Security is in default.
(c) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $185,531,175 or 4.4% of net assets.

(e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(f) Security or a portion of the security has been segregated as collateral for open swap agreements. At the period end, the value of securities pledged amounted to $1,676,183.
(g) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(h) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.
(i) Coupon is inversely indexed to a floating interest rate multiplied by a specified factor. The price may be considerably more volatile than the price of a comparable fixed rate security.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 656,310
Other Information

The following is a summary of the inputs used, as of December 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$ 1,025,905,245	$ -	$ 1,025,905,245	$ -
U.S. Government and Government Agency Obligations	1,338,304,554	-	1,338,304,554	-
U.S. Government Agency - Mortgage Securities	1,261,424,190	-	1,261,424,190	-
Asset-Backed Securities	19,944,759	-	16,927,792	3,016,967
Collateralized Mortgage Obligations	14,717,367	-	14,717,367	-
Commercial Mortgage Securities	213,428,256	-	213,382,865	45,391
Municipal Securities	63,338,821	-	63,338,821	-
Money Market Funds	484,010,365	484,010,365	-	-
Total Investments in Securities:	$ 4,421,073,557	$ 484,010,365	$ 3,934,000,834	$ 3,062,358
Derivative Instruments:
Liabilities
Swap Agreements	$ (616,311)	$ -	$ (616,311)	$ -
Other Financial Instruments:
TBA Sale Commitments	$ (38,509,996)	$ -	$ (38,509,996)	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2012. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Credit Risk
Swap Agreements (a)	$ -	$ (616,311)
Total Value of Derivatives	$ -	$ (616,311)
(a) Value is disclosed on the Statement of Assets and Liabilities in the Swap agreements, at value line-items.

See accompanying notes which are an integral part of the financial statements.

Not Part of Financial Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2012

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $3,787,847,374)	$ 3,937,063,192
Fidelity Central Funds (cost $484,010,365)	484,010,365
Total Investments (cost $4,271,857,739)		$ 4,421,073,557
Receivable for investments sold Regular delivery		29,998,768
Delayed delivery		3,458,409
Receivable for TBA sale commitments		38,470,656
Receivable for swap agreements		1,601
Interest receivable		23,328,823
Distributions receivable from Fidelity Central Funds		73,454
Other receivables		591,184
Total assets		4,516,996,452

Liabilities
Payable for investments purchased Regular delivery	$ 29,746,644
Delayed delivery	195,065,146
TBA sale commitments, at value	38,509,996
Payable for swap agreements	14,770
Swap agreements, at value	616,311
Other payables and accrued expenses	619,415
Total liabilities		264,572,282

Net Assets		$ 4,252,424,170
Net Assets consist of:
Paid in capital		$ 4,052,285,869
Undistributed net investment income		4,906,141
Accumulated undistributed net realized gain (loss) on investments		46,671,985
Net unrealized appreciation (depreciation) on investments		148,560,175
Net Assets, for 39,051,468 shares outstanding		$ 4,252,424,170
Net Asset Value, offering price and redemption price per share ($4,252,424,170 ÷ 39,051,468 shares)		$ 108.89

Statement of Operations

	Year ended December 31, 2012

Investment Income
Interest		$ 117,041,309
Income from Fidelity Central Funds		656,310
Total income		117,697,619

Expenses
Custodian fees and expenses	$ 83,461
Independent trustees' compensation	14,643
Total expenses before reductions	98,104
Expense reductions	(15,308)	82,796
Net investment income (loss)		117,614,823
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	130,873,814
Swap agreements	(10,608,215)
Total net realized gain (loss)		120,265,599
Change in net unrealized appreciation (depreciation) on: Investment securities	(2,793,626)
Swap agreements	10,520,744
Delayed delivery commitments	366,211
Total change in net unrealized appreciation (depreciation)		8,093,329
Net gain (loss)		128,358,928
Net increase (decrease) in net assets resulting from operations		$ 245,973,751

See accompanying notes which are an integral part of the financial statements.

Not Part of Financial Report

Statement of Changes in Net Assets

	Year ended December 31, 2012	Year ended December 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 117,614,823	$ 135,041,339
Net realized gain (loss)	120,265,599	63,822,458
Change in net unrealized appreciation (depreciation)	8,093,329	91,803,992
Net increase (decrease) in net assets resulting from operations	245,973,751	290,667,789
Distributions to shareholders from net investment income	(114,968,209)	(136,408,906)
Distributions to shareholders from net realized gain	(85,937,583)	(65,864,264)
Total distributions	(200,905,792)	(202,273,170)
Share transactions Proceeds from sales of shares	291,928,653	60,206,818
Reinvestment of distributions	201,241,629	201,937,333
Cost of shares redeemed	(76,195,187)	(318,248,685)
Net increase (decrease) in net assets resulting from share transactions	416,975,095	(56,104,534)
Total increase (decrease) in net assets	462,043,054	32,290,085

Net Assets
Beginning of period	3,790,381,116	3,758,091,031
End of period (including undistributed net investment income of $4,906,141 and undistributed net investment income of $5,247,387, respectively)	$ 4,252,424,170	$ 3,790,381,116
Other Information Shares
Sold	2,692,517	564,305
Issued in reinvestment of distributions	1,838,710	1,888,265
Redeemed	(694,031)	(2,967,677)
Net increase (decrease)	3,837,196	(515,107)

See accompanying notes which are an integral part of the financial statements.

Not Part of Financial Report

Financial Highlights

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 107.64	$ 105.18	$ 104.52	$ 94.78	$ 102.50
Income from Investment Operations
Net investment income (loss) B	3.111	3.817	3.943	4.762	5.319
Net realized and unrealized gain (loss)	3.442	4.385	4.424	9.818	(7.583)
Total from investment operations	6.553	8.202	8.367	14.580	(2.264)
Distributions from net investment income	(3.056)	(3.851)	(3.947)	(4.580)	(5.236)
Distributions from net realized gain	(2.247)	(1.891)	(3.760)	(.260)	(.220)
Total distributions	(5.303)	(5.742)	(7.707)	(4.840)	(5.456)
Net asset value, end of period	$ 108.89	$ 107.64	$ 105.18	$ 104.52	$ 94.78
Total Return A	6.16%	7.96%	8.12%	15.71%	(2.29)%
Ratios to Average Net Assets C, F
Expenses before reductions E	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any E	-%	-%	-%	-%	-%
Expenses net of all reductions E	-%	-%	-%	-%	-%
Net investment income (loss)	2.84%	3.57%	3.65%	4.75%	5.35%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,252,424	$ 3,790,381	$ 3,758,091	$ 3,957,226	$ 3,162,861
Portfolio turnover rate D	291%	302%	230%	141%	140%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Amount represents less than .01%.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Not Part of Financial Report

Notes to Financial Statements

For the period ended December 31, 2012

1. Organization.

Fidelity VIP Investment Grade Central Fund (the Fund) is a fund of Fidelity Garrison Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund are only offered to other investment companies and accounts managed by Fidelity Management & Research Company (FMR), or its affiliates (the Investing Funds).

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds, municipal securities and U.S. government and government agency obligations, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices and are generally categorized as Level 2 in the hierarchy. For asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy. Brokers which make markets in asset backed securities, collateralized mortgage obligations and commercial mortgage securities may also consider such factors as the structure of the issue, cash flow assumptions, the value of underlying assets as well as any guarantees. Swap agreements are marked-to-market daily based on valuations from third party pricing vendors or broker-supplied valuations. Pricing vendors utilize matrix pricing which considers comparisons to interest rate curves, credit spread curves, default possibilities and recovery rates and, as a result, swap agreements are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities and swap agreements may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Not Part of Financial Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2012, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Interest income and distributions from other Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. The principal amount on inflation-indexed securities is periodically adjusted to the rate of inflation and interest is accrued based on the principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to interest income even though principal is not received until maturity. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of December 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to swap agreements, market discount, financing transactions and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 182,492,367
Gross unrealized depreciation	(28,900,550)
Net unrealized appreciation (depreciation) on securities and other investments	$ 153,591,817

Tax Cost	$ 4,267,481,740

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 3,092,728
Undistributed long-term capital gain	$ 44,109,642
Net unrealized appreciation (depreciation)	$ 152,935,930

Not Part of Financial Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	December 31, 2012	December 31, 2011
Ordinary Income	$ 191,972,771	$ 174,509,115
Long-term Capital Gains	8,933,021	27,764,055
Total	$ 200,905,792	$ 202,273,170

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls. During the period, the Fund transacted in TBA securities that involved buying or selling mortgage-backed securities (MBS) on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. The Fund may enter into a TBA transaction with the intent to take possession of or deliver the underlying MBS, or the Fund may elect to extend the settlement by entering into either a mortgage or reverse mortgage dollar roll. Mortgage dollar rolls are transactions where a fund sells TBA securities and simultaneously agrees to repurchase MBS on a later date at a lower price and with the same counterparty. Reverse mortgage dollar rolls involve the purchase and simultaneous agreement to sell TBA securities on a later date at a lower price. Transactions in mortgage dollar rolls and reverse mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund's portfolio turnover rate.

Purchases and sales of TBA securities involve risks similar to those discussed above for delayed delivery and when-issued securities. Also, if the counterparty in a mortgage dollar roll or a reverse mortgage dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's right to repurchase or sell securities may be limited. Additionally, when a fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

TBA securities subject to a forward commitment to sell at period end are included at the end of the Fund's Schedule of Investments under the caption "TBA Sale Commitments." The proceeds and value of these commitments are reflected in the Fund's Statement of Assets and Liabilities.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including swap agreements. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Not Part of Financial Report

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risks:

Credit Risk	Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as swap agreements, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement on a bilateral basis with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Credit Risk
Swap Agreements	$ (10,919,989)	$ 10,804,190
Interest Rate Risk
Swap Agreements	311,774	(283,446)
Totals (a)	$ (10,608,215)	$ 10,520,744

(a) A summary of the value of derivatives by primary risk exposure as of period end, is included at the end of the Schedule of Investments and is representative of activity for the period.

Swap Agreements. A swap agreement (swap) is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount.

Swaps are marked-to-market daily and changes in value are reflected in the Statement of Assets and Liabilities in the swap agreements at value line items. Any upfront premiums paid or received upon entering a swap to compensate for differences between stated terms of the agreement and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded in net unrealized appreciation (depreciation) in the Statement of Assets and Liabilities and amortized to realized gain or (loss) ratably over the term of the swap. Payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Realized gain or (loss) is also recorded in the event of an early termination of a swap. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is included in the Statement of Operations.

Not Part of Financial Report

Notes to Financial Statements - continued

4. Derivative Instruments - continued

Credit Default Swaps. Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs.

For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index.

As a seller, if an underlying credit event occurs, the Fund will pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to take delivery of the reference obligation or underlying securities comprising an index and pay an amount equal to the notional amount of the swap.

As a buyer, if an underlying credit event occurs, the Fund will receive a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to deliver the reference obligation or underlying securities comprising an index in exchange for payment of an amount equal to the notional amount of the swap.

Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, FMR monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.

Interest Rate Swaps. Interest rate swaps are agreements between counterparties to exchange cash flows, one based on a fixed rate, and the other on a floating rate. The Fund entered into interest rate swaps to manage its exposure to interest rate changes. Changes in interest rates can have an effect on both the value of bond holdings as well as the amount of interest income earned. In general, the value of bonds can fall when interest rates rise and can rise when interest rates fall.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $440,615,911 and $522,299,181, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. FIMM, an affiliate of FMR, provides the Fund with investment management services. The Fund does not pay any fees for these services. Pursuant to the Fund's management contract with FIMM, FMR pays FIMM a portion of the management fees it receives from the Investing Funds. In addition, under an expense contract, FMR also pays all other expenses of the Fund, excluding custody fees, the compensation of the independent Trustees, and certain exceptions such as interest expense.

7. Expense Reductions.

FMR has voluntarily agreed to reimburse a portion of the Fund's operating expenses. For the period, the reimbursement reduced the expenses by $14,643.

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $665.

Not Part of Financial Report

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by FMR or an FMR affiliate were the owners of record of all of the outstanding shares of the Fund according to the following schedule.

Fund	Ownership %
VIP Asset Manager Portfolio	10.3%
VIP Asset Manager: Growth Portfolio	0.7%
VIP Balanced Portfolio	11.0%
VIP Investment Grade Bond Portfolio	78.0%

9. Credit Risk.

The Fund invests a portion of its assets in structured securities of issuers that hold mortgage securities, including securities backed by subprime mortgage loans. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market's perception of credit quality on securities backed by subprime mortgage loans have resulted in increased volatility of market price and periods of illiquidity that have adversely impacted the valuation of certain issuers of the Fund.

Not Part of Financial Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Garrison Street Trust and Shareholders of Fidelity VIP Investment Grade Central Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity VIP Investment Grade Central Fund (the Fund), a fund of Fidelity Garrison Street Trust, including the schedule of investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity VIP Investment Grade Central Fund as of December 31, 2012, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 19, 2013

Not Part of Financial Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Elizabeth S. Acton and James C. Curvey, each of the Trustees oversees 218 funds advised by FMR or an affiliate. Ms. Acton oversees 200 funds advised by FMR or an affiliate. Mr. Curvey oversees 452 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the month in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Albert R. Gamper, Jr. serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds and another Board oversees Fidelity's equity and high income funds. The asset allocation funds may invest in Fidelity funds that are overseen by such other Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Not Part of Financial Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Abigail P. Johnson (51)

Year of Election or Appointment: 2009

Ms. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Ms. Johnson serves as President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (2011-present), Chairman and Director of FMR (2011-present), and the Vice Chairman and Director (2007-present) of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc., and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity funds (2001-2005), and managed a number of Fidelity funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (61)

Year of Election or Appointment: 2013

Ms. Acton is Trustee of certain Trusts. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (November 2011-April 2012), Executive Vice President, Chief Financial Officer (April 2002-November 2011), and Treasurer (May 2004-May 2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present).

Albert R. Gamper, Jr. (70)

Year of Election or Appointment: 2006

Mr. Gamper is Chairman of the Independent Trustees of the Fixed Income and Asset Allocation Funds (2012-present). Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), a member of the Board of Trustees, Rutgers University (2004-present), and Chairman of the Board of Barnabas Health Care System. Previously, Mr. Gamper served as Vice Chairman of the Independent Trustees of the Fixed Income and Asset Allocation Funds (2011-2012) and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (61)

Year of Election or Appointment: 2010

Mr. Gartland is Chairman and an investor in Gartland and Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (65)

Year of Election or Appointment: 2008

Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation (diversified power management, 2009-present), AGL Resources, Inc. (holding company, 2002-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008) and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (58)

Year of Election or Appointment: 2009

Previously, Mr. Kenneally served as a Member of the Advisory Board for certain Fidelity Fixed Income and Asset Allocation Funds (2008-2009). Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management (2003-2005). Mr. Kenneally was a Director of the Credit Suisse Funds (U.S. mutual funds, 2004-2008) and certain other closed-end funds (2004-2005) and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (72)

Year of Election or Appointment: 2007

Mr. Keyes serves as a member of the Boards of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, since 2002) and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, since 1998). Prior to his retirement, Mr. Keyes served as Chairman and Chief Executive Officer of Johnson Controls (automotive, building, and energy, 1998-2002) and as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (66)

Year of Election or Appointment: 2001

Ms. Knowles is Vice Chairman of the Independent Trustees of the Fixed Income and Asset Allocation Funds (2012-present). Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is an Honorary Trustee of the Brookings Institution and a member of the Board of the Catalina Island Conservancy and of the Santa Catalina Island Company (2009-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California and the Foundation Board of the School of Architecture at the University of Virginia (2007-present). Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007).

Kenneth L. Wolfe (73)

Year of Election or Appointment: 2005

Prior to his retirement, Mr. Wolfe served as Chairman and a Director (2007-2009) and Chairman and Chief Executive Officer (1994-2001) of Hershey Foods Corporation. He also served as a member of the Boards of Adelphia Communications Corporation (telecommunications, 2003-2006), Bausch & Lomb, Inc. (medical/pharmaceutical, 1993-2007), and Revlon, Inc. (personal care products, 2004-2009). Mr. Wolfe previously served as Chairman of the Independent Trustees of the Fixed Income and Asset Allocation Funds (2008-2012).

Not Part of Financial Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Executive Officers:

Correspondence intended for each executive officer may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Stephanie J. Dorsey (43)

Year of Election or Appointment: 2013

President and Treasurer of Fidelity's Fixed Income and Asset Allocation Funds. Ms. Dorsey also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Charles S. Morrison (52)

Year of Election or Appointment: 2012

Vice President of Fidelity's Fixed Income and Asset Allocation Funds. Mr. Morrison also serves as President, Fixed Income and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Fixed Income Division.

Robert P. Brown (49)

Year of Election or Appointment: 2012

Vice President of Fidelity's Bond Funds. Mr. Brown also serves as Executive Vice President of Fidelity Investments Money Management, Inc. (2010-present), President, Bond Group of FMR (2011-present), Director and Managing Director, Research of Fidelity Management & Research (U.K.) Inc. (2008-present) and is an employee of Fidelity Investments. Previously, Mr. Brown served as President, Money Market Group of FMR (2010-2011) and Vice President of Fidelity's Money Market Funds (2010-2012).

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Ramon Herrera (38)

Year of Election or Appointment: 2012

Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds. Mr. Herrera also serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2004-present).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Michael H. Whitaker (45)

Year of Election or Appointment: 2008

Chief Compliance Officer of Fidelity's Fixed Income and Asset Allocation Funds. Mr. Whitaker also serves as Chief Compliance Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present). Mr. Whitaker is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Stephen Sadoski (41)

Year of Election or Appointment: 2013

Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds. Mr. Sadoski also serves as Deputy Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as Assistant Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2012-2013), an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Fixed Income and Asset Allocation Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer (2011-present) and Deputy Treasurer (2008-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Kenneth B. Robins (43)

Year of Election or Appointment: 2009

Assistant Treasurer of the Fidelity Fixed Income and Asset Allocation Funds. Mr. Robins also serves as President and Treasurer of other Fidelity funds (2008-present; 2010-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Not Part of Financial Report

Distributions (Unaudited)

The Board of Trustees of VIP Investment Grade Central Fund voted to pay on February 15, 2013, to shareholders of record at the opening of business on February 15, 2013 a distribution of $1.205 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2012 $44,196,533, or, if subsequently determined to be different, the net capital gain of such year.

Not Part of Financial Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Investment Grade Central Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established three standing committees, Operations, Audit, and Governance and Nominating, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and, among other matters, considers matters specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its September 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract is fair and reasonable.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Investments Money Management, Inc., and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, managing, and compensating investment personnel. The Board also noted that Fidelity Management & Research Company (FMR) has continued to increase the resources devoted to non U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance, but did not consider performance to be a material factor in its decision to renew the fund's Advisory Contracts, as the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is designed to offer a liquid investment option for other investment companies and accounts managed by FMR or its affiliates and ultimately to enhance the performance of those investment companies and accounts.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered that while the fund does not pay a management fee, FMR pays a management fee on behalf of the fund and receives fees for providing services to funds that invest in the fund. The Board also noted that FMR bears all expenses of the fund, except expenses related to the fund's investment activities (primarily custody expenses). Based on its review, the Board concluded that the management fee paid on behalf of the fund and the fund's total expense ratio were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Not Part of Financial Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Costs of the Services and Profitability. The Board considered the level of Fidelity's profits in respect of all the Fidelity funds, as well as the profitability of each fund that invests in this fund.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR bears all expenses of the fund, except expenses related to the fund's investment activities.

Economies of Scale. The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund, except expenses related to the fund's investment activities, economies of scale cannot be realized by the fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the compensation paid to fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's fee structures, including the group fee structure, and the rationale for recommending different fees among different categories of funds and classes; (vi) Fidelity's voluntary waiver of its fees to maintain minimum yields for certain money market funds and classes as well as contractual waivers in place for certain funds; (vii) regulatory and industry developments, including those affecting money market funds and target date funds, and the potential impact to Fidelity; (viii) Fidelity's transfer agent fees, expenses, and services, and drivers for determining the transfer agent fee structure of different funds and classes; (ix) management fee rates charged by FMR or Fidelity entities to other Fidelity clients; (x) the allocation of and historical trends in Fidelity's realization of fall-out benefits; and (xi) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes or to achieve further economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Not Part of Financial Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Adviser

Fidelity Investments Money Management, Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Co., Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York Mellon
New York, NY

VIPIGB-ANN-0213
1.540025.115

Fidelity® Variable Insurance Products:

Investor Freedom® Funds -

Income, 2005, 2010, 2015, 2020, 2025, 2030

Annual Report

December 31, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
VIP Investor Freedom Income PortfolioSM	(Click Here) (Click Here) (Click Here)	Investment Changes Investments Financial Statements
VIP Investor Freedom 2005 PortfolioSM	(Click Here) (Click Here) (Click Here)	Investment Changes Investments Financial Statements
VIP Investor Freedom 2010 PortfolioSM	(Click Here) (Click Here) (Click Here)	Investment Changes Investments Financial Statements
VIP Investor Freedom 2015 PortfolioSM	(Click Here) (Click Here) (Click Here)	Investment Changes Investments Financial Statements
VIP Investor Freedom 2020 PortfolioSM	(Click Here) (Click Here) (Click Here)	Investment Changes Investments Financial Statements
VIP Investor Freedom 2025 PortfolioSM	(Click Here) (Click Here) (Click Here)	Investment Changes Investments Financial Statements
VIP Investor Freedom 2030 PortfolioSM	(Click Here) (Click Here) (Click Here)	Investment Changes Investments Financial Statements
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

VIP Investor Freedom Income PortfolioSM

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2012	Past 1 year	Past 5 years	Life of fund A
VIP Investor Freedom Income PortfolioSM	6.54%	3.62%	4.37%

A From August 3, 2005.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Investor Freedom Income Portfolio on August 3, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Barclays® U.S. Aggregate Bond Index performed over the same period.

Annual Report

VIP Investor Freedom 2005 PortfolioSM

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2012	Past 1 year	Past 5 years	Life of fund A
VIP Investor Freedom 2005 PortfolioSM	9.61%	2.66%	4.55%

A From August 3, 2005.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Investor Freedom 2005 Portfolio on August 3, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Barclays U.S. Aggregate Bond Index performed over the same period.

Annual Report

VIP Investor Freedom 2010 PortfolioSM

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2012	Past 1 year	Past 5 years	Life of fund A
VIP Investor Freedom 2010 PortfolioSM	11.82%	3.20%	4.93%

A From August 3, 2005.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Investor Freedom 2010 Portfolio on August 3, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Barclays U.S. Aggregate Bond Index performed over the same period.

Annual Report

VIP Investor Freedom 2015 PortfolioSM

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2012	Past 1 year	Past 5 years	Life of fund A
VIP Investor Freedom 2015 PortfolioSM	12.10%	2.89%	5.06%

A From August 3, 2005.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Investor Freedom 2015 Portfolio on August 3, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

VIP Investor Freedom 2020 PortfolioSM

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2012	Past 1 year	Past 5 years	Life of fund A
VIP Investor Freedom 2020 PortfolioSM	13.30%	2.15%	4.84%

A From August 3, 2005.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Investor Freedom 2020 Portfolio on August 3, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

VIP Investor Freedom 2025 PortfolioSM

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2012	Past 1 year	Past 5 years	Life of fund A
VIP Investor Freedom 2025 PortfolioSM	15.05%	2.16%	4.97%

A From August 3, 2005.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Investor Freedom 2025 Portfolio on August 3, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

VIP Investor Freedom 2030 PortfolioSM

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2012	Past 1 year	Past 5 years	Life of fund A
VIP Investor Freedom 2030 PortfolioSM	15.50%	1.20%	4.56%

A From August 3, 2005.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Investor Freedom 2030 Portfolio on August 3, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global markets overcame a host of macroeconomic concerns in 2012 - related to the eurozone debt crisis, the strength and pace of the U.S. economic recovery, the U.S. fiscal debate and a slowdown in China's once-blistering growth - to post broad-based gains for the year, with more-economically sensitive asset classes leading the way. Investor sentiment improved as some of the uncertainties holding back the markets began to lift and the outlook brightened in the face of stimulative global monetary policies and modest inflationary pressures. Riskier assets such as stocks saw the biggest advances, with international equities edging their U.S. counterparts, thanks to an especially strong rally in the fourth quarter. Similarly, within fixed income, credit-sensitive sectors - including high-yield/investment-grade corporate bonds and emerging-markets debt - surged ahead of more-defensive U.S. investment-grade bonds amid strong demand for higher-risk, higher-yielding securities. Emerging signs of a rebounding U.S. economy lifted domestic stocks for most of the period, extending an uptrend that began in March 2009. The broad-based S&P 500® Index rose 16.00% for the 12 months, while the technology-heavy Nasdaq Composite Index® gained 17.45% and the blue-chip-laden Dow Jones Industrial AverageSM added 10.24%. Foreign developed- and emerging-markets equities experienced periodic bouts of volatility this past year, but rode a strong second-half rally to finish ahead of their U.S. counterparts. The MSCI® ACWI® (All Country World Index) ex USA Index advanced 16.98% for the period. In an environment that favored higher-risk assets, U.S. investment-grade bonds managed only a 4.21% gain for 12 months, according to the Barclays® U.S. Aggregate Bond Index. Among sectors that comprise the index, bonds with higher yields and on the riskier end of the spectrum led the way, with investment-grade credit advancing 9.37%, while ultra-safe U.S. Treasuries managed only a 1.99% advance and finished at the back of the pack. Meanwhile, high-yield bonds, as measured by The BofA Merrill LynchSM US High Yield Constrained Index, gained a hearty 15.55%. Foreign bonds showed positive results during the year, with emerging markets easily outpacing their major developed-markets counterparts. The J.P. Morgan Emerging Markets Bond Index Global surged 18.54%, while the Citigroup® Non-USD Group-of-Seven (G7) Equal Weighted Index logged a 7.10% gain.

Comments from Andrew Dierdorf and Christopher Sharpe, Co-Managers of VIP Investor Freedom Funds: For the 12-month period ending December 31, 2012, each of the VIP Investor Freedom Funds delivered a positive absolute result, with the longer-dated Funds - those designed for investors who have the longest time horizons until retirement - posted the highest absolute returns, thanks in part to the Funds' larger allocations to strong-performing equities and high-yield debt securities. The shorter-dated and more conservative Funds for investors closer to or in retirement also performed well on an absolute basis, benefiting from solid results among their underlying diversified bond holdings, as well as exposure to equities. This overall performance is consistent with what we would expect in an environment where riskier, more-economically sensitive assets outperformed perceived safer investments such as high-quality, investment-grade bonds. In relative terms, each VIP Investor Freedom Fund outpaced its Composite benchmark, aided by significant outperformance in the bond asset class and a strong showing among equities. (For specific Fund results, please refer to the performance section of this report.) Even though the path for performance was uneven, equities delivered solid absolute returns overall. But, given the success of riskier asset classes during the period's second half, non-U.S. stocks finished ahead of U.S. equity securities for the full year. As a whole, the Funds' non-U.S. positions topped the MSCI® EAFE® Index, which gained 17.48%. A strong advance from core holding VIP Overseas Portfolio fueled the Funds' outperformance versus the MSCI index, while VIP Emerging Markets Portfolio - which represents a significantly smaller allocation among the Funds' non-U.S. holdings - trailed. In aggregate, the Funds' U.S. equity asset class outpaced the 16.38% return of the Dow Jones U.S. Total Stock Market IndexSM. In the U.S. equity asset class, each of the seven underlying funds turned in a positive result, with five of these funds topping the Dow Jones index. Positions in core holdings VIP Growth & Income Portfolio and VIP Equity-Income Portfolio were most beneficial, while VIP Growth Portfolio and VIP Mid Cap Portfolio lagged the asset class benchmark. Like equities, bonds experienced volatility throughout the period, but still delivered solid results for the 12 months. As we moved into the second half of the period, investors' improved appetite for riskier investments benefited higher-yielding debt securities, which delivered double-digit returns for the one-year period. Investment-grade debt securities, as measured by the Barclays® U.S. Aggregate Bond Index, gained 4.21%, and the Funds' investment-grade bond asset class, in aggregate, solidly outpaced the Barclays index. Core holding VIP Investment Grade Bond Portfolio was the primary contributor to the Funds' outperformance in bonds. VIP High Income Portfolio also helped lift the Funds' results, especially for the longer-dated Funds that hold a higher allocation to this underlying fund. Lastly, turning to the Funds' short-term debt asset class, VIP Money Market Portfolio's result was slightly ahead of the Barclays® U.S. 3 Month Treasury Bellwether Index, which rose 0.12%.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2012 to December 31, 2012).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, each Fund, as a shareholder in underlying Fidelity Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Funds. These fees and expenses are not included in each Fund's annualized expense ratio used to calculate the expense estimates in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, each Fund, as a shareholder in underlying Fidelity Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Funds. These fees and expenses are not included in each Fund's annualized expense ratio used to calculate the expense estimates in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period* July 1, 2012 to December 31, 2012
VIP Investor Freedom Income	.00%
Actual		$ 1,000.00	$ 1,030.30	$ .00
HypotheticalA		$ 1,000.00	$ 1,025.14	$ .00
VIP Investor Freedom 2005	.00%
Actual		$ 1,000.00	$ 1,045.60	$ .00
HypotheticalA		$ 1,000.00	$ 1,025.14	$ .00
VIP Investor Freedom 2010	.00%
Actual		$ 1,000.00	$ 1,056.40	$ .00
HypotheticalA		$ 1,000.00	$ 1,025.14	$ .00
VIP Investor Freedom 2015	.00%
Actual		$ 1,000.00	$ 1,058.50	$ .00
HypotheticalA		$ 1,000.00	$ 1,025.14	$ .00
VIP Investor Freedom 2020	.00%
Actual		$ 1,000.00	$ 1,062.90	$ .00
HypotheticalA		$ 1,000.00	$ 1,025.14	$ .00
VIP Investor Freedom 2025	.00%
Actual		$ 1,000.00	$ 1,072.20	$ .00
HypotheticalA		$ 1,000.00	$ 1,025.14	$ .00
VIP Investor Freedom 2030	.00%
Actual		$ 1,000.00	$ 1,074.70	$ .00
HypotheticalA		$ 1,000.00	$ 1,025.14	$ .00

A 5% return per year before expenses

* Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Funds in which the Funds invest are not included in the Fund's annualized expense ratio.

Annual Report

VIP Investor Freedom Income Portfolio

Investment Changes (Unaudited)

Fund Holdings as of December 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Investor Class	2.5	2.6
VIP Equity-Income Portfolio Investor Class	2.7	2.7
VIP Growth & Income Portfolio Investor Class	3.0	3.1
VIP Growth Portfolio Investor Class	2.5	2.6
VIP Mid Cap Portfolio Investor Class	0.7	0.8
VIP Value Portfolio Investor Class	2.0	2.0
VIP Value Strategies Portfolio Investor Class	1.0	1.0
	14.4	14.8
Developed International Equity Funds
VIP Overseas Portfolio Investor Class R	4.3	4.2
Emerging Markets Equity Funds
VIP Emerging Markets Portfolio Investor Class R	1.3	1.3
High Yield Bond Funds
VIP High Income Portfolio Investor Class	5.1	5.1
Investment Grade Bond Funds
VIP Investment Grade Bond Portfolio Investor Class	35.1	34.9
Short-Term Funds
VIP Money Market Portfolio Investor Class	39.8	39.7
Net Other Assets (Liabilities)*	0.0	0.0
	100.0	100.0

* Amount represents less than 0.1%

Asset Allocation (% of fund's net assets)
Current
Domestic Equity Funds	14.4%
Developed International Equity Funds	4.3%
Emerging Markets Equity Funds	1.3%
High Yield Bond Funds	5.1%
Investment Grade Bond Funds	35.1%
Short-Term Funds	39.8%

Six months ago
Domestic Equity Funds	14.8%
Developed International Equity Funds	4.2%
Emerging Markets Equity Funds	1.3%
High Yield Bond Funds	5.1%
Investment Grade Bond Funds	34.9%
Short-Term Funds	39.7%

Expected
Domestic Equity Funds	14.6%
Developed International Equity Funds	4.2%
Emerging Markets Equity Funds	1.2%
High Yield Bond Funds	5.0%
Investment Grade Bond Funds	35.0%
Short-Term Funds	40.0%

The six months ago allocation is based on the fund's holdings as of June 30, 2012. The current allocation is based on the fund's holdings as of December 31, 2012. The expected allocation represents the fund's anticipated allocation at June 30, 2013.

Annual Report

VIP Investor Freedom Income Portfolio

Investments December 31, 2012

Showing Percentage of Net Assets

Domestic Equity Funds - 14.4%
	Shares	Value
Domestic Equity Funds - 14.4%
VIP Contrafund Portfolio Investor Class	36,611	$ 964,708
VIP Equity-Income Portfolio Investor Class	51,868	1,031,658
VIP Growth & Income Portfolio Investor Class	80,156	1,166,272
VIP Growth Portfolio Investor Class	22,810	956,886
VIP Mid Cap Portfolio Investor Class	9,426	287,122
VIP Value Portfolio Investor Class	60,900	766,735
VIP Value Strategies Portfolio Investor Class	34,375	380,185
TOTAL DOMESTIC EQUITY FUNDS (Cost $5,344,699)		5,553,566
International Equity Funds - 5.6%

Developed International Equity Funds - 4.3%
VIP Overseas Portfolio Investor Class R	102,951	1,651,330
Emerging Markets Equity Funds - 1.3%
VIP Emerging Markets Portfolio Investor Class R	58,053	505,646
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $1,916,544)		2,156,976
Bond Funds - 40.2%
	Shares	Value
High Yield Bond Funds - 5.1%
VIP High Income Portfolio Investor Class	337,968	$ 1,956,835
Investment Grade Bond Funds - 35.1%
VIP Investment Grade Bond Portfolio Investor Class	1,040,123	13,531,998
TOTAL BOND FUNDS (Cost $15,172,484)		15,488,833
Short-Term Funds - 39.8%

VIP Money Market Portfolio Investor Class (Cost $15,345,950)	15,345,950	15,345,950
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $37,779,677)		38,545,325
NET OTHER ASSETS (LIABILITIES) - 0.0%		1
NET ASSETS - 100%		$ 38,545,326
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Investor Freedom Income Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2012

Assets
Investment in securities, at value (cost $37,779,677) - See accompanying schedule		$ 38,545,325
Receivable for fund shares sold		18,587
Total assets		38,563,912

Liabilities
Payable for investments purchased	$ 18,516
Payable for fund shares redeemed	70
Total liabilities		18,586

Net Assets		$ 38,545,326
Net Assets consist of:
Paid in capital		$ 37,693,495
Undistributed net investment income		2,112
Accumulated undistributed net realized gain (loss) on investments		84,071
Net unrealized appreciation (depreciation) on investments		765,648
Net Assets, for 3,620,211 shares outstanding		$ 38,545,326
Net Asset Value, offering price and redemption price per share ($38,545,326 ÷ 3,620,211 shares)		$ 10.65

Statement of Operations

	Year ended December 31, 2012

Investment Income
Income distributions from underlying funds		$ 557,767

Expenses
Independent trustees' compensation	$ 120
Total expenses before reductions	120
Expense reductions	(120)	0
Net investment income (loss)		557,767
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	89,922
Capital gain distributions from underlying funds	432,684
Total net realized gain (loss)		522,606
Change in net unrealized appreciation (depreciation) on underlying funds		1,043,173
Net gain (loss)		1,565,779
Net increase (decrease) in net assets resulting from operations		$ 2,123,546

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Investor Freedom Income Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2012	Year ended December 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 557,767	$ 548,973
Net realized gain (loss)	522,606	403,713
Change in net unrealized appreciation (depreciation)	1,043,173	(484,167)
Net increase (decrease) in net assets resulting from operations	2,123,546	468,519
Distributions to shareholders from net investment income	(555,168)	(550,115)
Distributions to shareholders from net realized gain	(535,234)	(205,638)
Total distributions	(1,090,402)	(755,753)
Share transactions Proceeds from sales of shares	9,342,074	7,091,329
Reinvestment of distributions	1,090,402	755,753
Cost of shares redeemed	(3,467,708)	(9,479,057)
Net increase (decrease) in net assets resulting from share transactions	6,964,768	(1,631,975)
Total increase (decrease) in net assets	7,997,912	(1,919,209)

Net Assets
Beginning of period	30,547,414	32,466,623
End of period (including undistributed net investment income of $2,112 and $0, respectively)	$ 38,545,326	$ 30,547,414
Other Information Shares
Sold	879,805	672,452
Issued in reinvestment of distributions	103,001	73,304
Redeemed	(327,632)	(901,357)
Net increase (decrease)	655,174	(155,601)

Financial Highlights

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 10.30	$ 10.40	$ 9.95	$ 9.10	$ 10.79
Income from Investment Operations
Net investment income (loss) C	.17	.18	.21	.40	.34
Net realized and unrealized gain (loss)	.50	(.02)	.54	.94	(1.47)
Total from investment operations	.67	.16	.75	1.34	(1.13)
Distributions from net investment income	(.16)	(.19)	(.20)	(.33)	(.37)
Distributions from net realized gain	(.16)	(.07)	(.10)	(.16)	(.19)
Total distributions	(.32)	(.26)	(.30)	(.49)	(.56)
Net asset value, end of period	$ 10.65	$ 10.30	$ 10.40	$ 9.95	$ 9.10
Total Return A,B	6.54%	1.54%	7.50%	14.85%	(10.55)%
Ratios to Average Net Assets D,F
Expenses before reductions E	.00%	.00%	.00%	.00%	.00%
Expenses net of fee waivers, if any	.00%	.00%	.00%	.00%	.00%
Expenses net of all reductions	.00%	.00%	.00%	.00%	.00%
Net investment income (loss)	1.63%	1.74%	2.00%	4.12%	3.33%
Supplemental Data
Net assets, end of period (000 omitted)	$ 38,545	$ 30,547	$ 32,467	$ 25,374	$ 17,272
Portfolio turnover rate	15%	28%	24%	30%	53%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Amount represents less than .01%.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the investment companies in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Investor Freedom 2005 Portfolio

Investment Changes (Unaudited)

Fund Holdings as of December 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Investor Class	4.5	4.8
VIP Equity-Income Portfolio Investor Class	4.9	5.1
VIP Growth & Income Portfolio Investor Class	5.5	5.7
VIP Growth Portfolio Investor Class	4.5	4.9
VIP Mid Cap Portfolio Investor Class	1.4	1.5
VIP Value Portfolio Investor Class	3.6	3.8
VIP Value Strategies Portfolio Investor Class	1.8	1.8
	26.2	27.6
Developed International Equity Funds
VIP Overseas Portfolio Investor Class R	7.7	7.8
Emerging Markets Equity Funds
VIP Emerging Markets Portfolio Investor Class R	2.3	2.3
High Yield Bond Funds
VIP High Income Portfolio Investor Class	5.1	5.0
Investment Grade Bond Funds
VIP Investment Grade Bond Portfolio Investor Class	29.6	29.5
Short-Term Funds
VIP Money Market Portfolio Investor Class	29.1	27.8
Net Other Assets (Liabilities)*	0.0	0.0
	100.0	100.0

* Amount represents less than 0.1%

Asset Allocation (% of fund's net assets)
Current
Domestic Equity Funds	26.2%
Developed International Equity Funds	7.7%
Emerging Markets Equity Funds	2.3%
High Yield Bond Funds	5.1%
Investment Grade Bond Funds	29.6%
Short-Term Funds	29.1%

Six months ago
Domestic Equity Funds	27.6%
Developed International Equity Funds	7.8%
Emerging Markets Equity Funds	2.3%
High Yield Bond Funds	5.0%
Investment Grade Bond Funds	29.5%
Short-Term Funds	27.8%

Expected
Domestic Equity Funds	24.6%
Developed International Equity Funds	6.9%
Emerging Markets Equity Funds	2.1%
High Yield Bond Funds	5.0%
Investment Grade Bond Funds	29.3%
Short-Term Funds	32.1%

The fund invests according to an asset allocation strategy that becomes increasingly conservative over time. The six months ago allocation is based on the fund's holdings as of June 30, 2012. The current allocation is based on the fund's holdings as of December 31, 2012. The expected allocation represents the fund's anticipated allocation at June 30, 2013.

Annual Report

VIP Investor Freedom 2005 Portfolio

Investments December 31, 2012

Showing Percentage of Net Assets

Domestic Equity Funds - 26.2%
	Shares	Value
Domestic Equity Funds - 26.2%
VIP Contrafund Portfolio Investor Class	24,314	$ 640,684
VIP Equity-Income Portfolio Investor Class	34,444	685,091
VIP Growth & Income Portfolio Investor Class	53,230	774,492
VIP Growth Portfolio Investor Class	15,155	635,742
VIP Mid Cap Portfolio Investor Class	6,260	190,668
VIP Value Portfolio Investor Class	40,436	509,085
VIP Value Strategies Portfolio Investor Class	22,823	252,427
TOTAL DOMESTIC EQUITY FUNDS (Cost $3,862,114)		3,688,189
International Equity Funds - 10.0%

Developed International Equity Funds - 7.7%
VIP Overseas Portfolio Investor Class R	67,301	1,079,514
Emerging Markets Equity Funds - 2.3%
VIP Emerging Markets Portfolio Investor Class R	37,952	330,563
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $1,576,417)		1,410,077
Bond Funds - 34.7%
	Shares	Value
High Yield Bond Funds - 5.1%
VIP High Income Portfolio Investor Class	123,549	$ 715,350
Investment Grade Bond Funds - 29.6%
VIP Investment Grade Bond Portfolio Investor Class	321,462	4,182,215
TOTAL BOND FUNDS (Cost $4,821,255)		4,897,565
Short-Term Funds - 29.1%

VIP Money Market Portfolio Investor Class (Cost $4,100,622)	4,100,622	4,100,622
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $14,360,408)		14,096,453
NET OTHER ASSETS (LIABILITIES) - 0.0%		(1)
NET ASSETS - 100%		$ 14,096,452
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Investor Freedom 2005 Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2012

Assets
Investment in securities, at value (cost $14,360,408) - See accompanying schedule		$ 14,096,453
Receivable for investments sold		260
Total assets		14,096,713

Liabilities
Payable to custodian bank	$ 3
Payable for fund shares redeemed	258
Total liabilities		261

Net Assets		$ 14,096,452
Net Assets consist of:
Paid in capital		$ 14,340,695
Undistributed net investment income		707
Accumulated undistributed net realized gain (loss) on investments		19,005
Net unrealized appreciation (depreciation) on investments		(263,955)
Net Assets, for 1,382,615 shares outstanding		$ 14,096,452
Net Asset Value, offering price and redemption price per share ($14,096,452 ÷ 1,382,615 shares)		$ 10.20

Statement of Operations

	Year ended December 31, 2012

Investment Income
Income distributions from underlying funds		$ 215,935

Expenses
Independent trustees' compensation	$ 40
Total expenses before reductions	40
Expense reductions	(40)	0
Net investment income (loss)		215,935
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	65,377
Capital gain distributions from underlying funds	159,765
Total net realized gain (loss)		225,142
Change in net unrealized appreciation (depreciation) on underlying funds		607,784
Net gain (loss)		832,926
Net increase (decrease) in net assets resulting from operations		$ 1,048,861

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended December 31, 2012	Year ended December 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 215,935	$ 183,463
Net realized gain (loss)	225,142	123,164
Change in net unrealized appreciation (depreciation)	607,784	(349,244)
Net increase (decrease) in net assets resulting from operations	1,048,861	(42,617)
Distributions to shareholders from net investment income	(214,681)	(183,967)
Distributions to shareholders from net realized gain	(188,769)	(68,154)
Total distributions	(403,450)	(252,121)
Share transactions Proceeds from sales of shares	5,978,733	3,799,880
Reinvestment of distributions	403,450	252,121
Cost of shares redeemed	(2,708,259)	(4,417,905)
Net increase (decrease) in net assets resulting from share transactions	3,673,924	(365,904)
Total increase (decrease) in net assets	4,319,335	(660,642)

Net Assets
Beginning of period	9,777,117	10,437,759
End of period (including undistributed net investment income of $707 and $0, respectively)	$ 14,096,452	$ 9,777,117
Other Information Shares
Sold	594,527	376,243
Issued in reinvestment of distributions	39,925	26,165
Redeemed	(270,293)	(444,069)
Net increase (decrease)	364,159	(41,661)

Financial Highlights

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.60	$ 9.85	$ 9.21	$ 7.91	$ 11.53
Income from Investment Operations
Net investment income (loss) C	.19	.17	.18	.35	.32
Net realized and unrealized gain (loss)	.73	(.17)	.87	1.41	(3.00)
Total from investment operations	.92	- G	1.05	1.76	(2.68)
Distributions from net investment income	(.16)	(.19)	(.19)	(.33)	(.30)
Distributions from net realized gain	(.16)	(.07)	(.22)	(.14)	(.64)
Total distributions	(.32)	(.25) I	(.41)	(.46) H	(.94)
Net asset value, end of period	$ 10.20	$ 9.60	$ 9.85	$ 9.21	$ 7.91
Total Return A,B	9.61%	.02%	11.41%	22.71%	(23.91)%
Ratios to Average Net Assets D,F
Expenses before reductions E	.00%	.00%	.00%	.00%	.00%
Expenses net of fee waivers, if any	.00%	.00%	.00%	.00%	.00%
Expenses net of all reductions	.00%	.00%	.00%	.00%	.00%
Net investment income (loss)	1.87%	1.72%	1.90%	4.12%	3.19%
Supplemental Data
Net assets, end of period (000 omitted)	$ 14,096	$ 9,777	$ 10,438	$ 9,398	$ 7,038
Portfolio turnover rate	33%	45%	63%	47%	40%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Amount represents less than .01%.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the investment companies in which the Fund invests.

G Amount represents less than $.01 per share.

H Total distributions of $.46 per share is comprised of distributions from net investment income of $.325 and distributions from net realized gain of $.135 per share.

I Total distributions of $.25 per share is comprised of distributions from net investment income of $.185 and distributions from net realized gain of $.067 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Investor Freedom 2010 Portfolio

Investment Changes (Unaudited)

Fund Holdings as of December 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Investor Class	6.1	6.2
VIP Equity-Income Portfolio Investor Class	6.5	6.7
VIP Growth & Income Portfolio Investor Class	7.4	7.5
VIP Growth Portfolio Investor Class	6.0	6.3
VIP Mid Cap Portfolio Investor Class	1.8	1.9
VIP Value Portfolio Investor Class	4.8	5.0
VIP Value Strategies Portfolio Investor Class	2.4	2.4
	35.0	36.0
Developed International Equity Funds
VIP Overseas Portfolio Investor Class R	10.3	10.2
Emerging Markets Equity Funds
VIP Emerging Markets Portfolio Investor Class R	3.1	3.0
High Yield Bond Funds
VIP High Income Portfolio Investor Class	5.0	5.0
Investment Grade Bond Funds
VIP Investment Grade Bond Portfolio Investor Class	34.4	34.2
Short-Term Funds
VIP Money Market Portfolio Investor Class	12.2	11.6
Net Other Assets (Liabilities)*	0.0	0.0
	100.0	100.0

* Amount represents less than 0.1%

Asset Allocation (% of fund's net assets)
Current
Domestic Equity Funds	35.0%
Developed International Equity Funds	10.3%
Emerging Markets Equity Funds	3.1%
High Yield Bond Funds	5.0%
Investment Grade Bond Funds	34.4%
Short-Term Funds	12.2%

Six months ago
Domestic Equity Funds	36.0%
Developed International Equity Funds	10.2%
Emerging Markets Equity Funds	3.0%
High Yield Bond Funds	5.0%
Investment Grade Bond Funds	34.2%
Short-Term Funds	11.6%

Expected
Domestic Equity Funds	34.9%
Developed International Equity Funds	9.8%
Emerging Markets Equity Funds	2.9%
High Yield Bond Funds	5.0%
Investment Grade Bond Funds	33.8%
Short-Term Funds	13.6%

The fund invests according to an asset allocation strategy that becomes increasingly conservative over time. The six months ago allocation is based on the fund's holdings as of June 30, 2012. The current allocation is based on the fund's holdings as of December 31, 2012. The expected allocation represents the fund's anticipated allocation at June 30, 2013.

Annual Report

VIP Investor Freedom 2010 Portfolio

Investments December 31, 2012

Showing Percentage of Net Assets

Domestic Equity Funds - 35.0%
	Shares	Value
Domestic Equity Funds - 35.0%
VIP Contrafund Portfolio Investor Class	125,934	$ 3,318,362
VIP Equity-Income Portfolio Investor Class	178,646	3,553,271
VIP Growth & Income Portfolio Investor Class	275,850	4,013,613
VIP Growth Portfolio Investor Class	78,320	3,285,529
VIP Mid Cap Portfolio Investor Class	32,449	988,410
VIP Value Portfolio Investor Class	209,818	2,641,605
VIP Value Strategies Portfolio Investor Class	118,409	1,309,598
TOTAL DOMESTIC EQUITY FUNDS (Cost $20,833,387)		19,110,388
International Equity Funds - 13.4%

Developed International Equity Funds - 10.3%
VIP Overseas Portfolio Investor Class R	349,061	5,598,937
Emerging Markets Equity Funds - 3.1%
VIP Emerging Markets Portfolio Investor Class R	197,253	1,718,072
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $8,940,452)		7,317,009
Bond Funds - 39.4%
	Shares	Value
High Yield Bond Funds - 5.0%
VIP High Income Portfolio Investor Class	479,046	$ 2,773,679
Investment Grade Bond Funds - 34.4%
VIP Investment Grade Bond Portfolio Investor Class	1,444,577	18,793,948
TOTAL BOND FUNDS (Cost $21,207,846)		21,567,627
Short-Term Funds - 12.2%

VIP Money Market Portfolio Investor Class (Cost $6,664,071)	6,664,071	6,664,071
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $57,645,756)		54,659,095
NET OTHER ASSETS (LIABILITIES) - 0.0%		5
NET ASSETS - 100%		$ 54,659,100
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Investor Freedom 2010 Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2012

Assets
Investment in securities, at value (cost $57,645,756) - See accompanying schedule		$ 54,659,095
Cash		6
Receivable for fund shares sold		30,245
Total assets		54,689,346

Liabilities
Payable for investments purchased	$ 30,129
Payable for fund shares redeemed	117
Total liabilities		30,246

Net Assets		$ 54,659,100
Net Assets consist of:
Paid in capital		$ 57,576,525
Undistributed net investment income		7,783
Accumulated undistributed net realized gain (loss) on investments		61,453
Net unrealized appreciation (depreciation) on investments		(2,986,661)
Net Assets, for 5,169,603 shares outstanding		$ 54,659,100
Net Asset Value, offering price and redemption price per share ($54,659,100 ÷ 5,169,603 shares)		$ 10.57

Statement of Operations

	Year ended December 31, 2012

Investment Income
Income distributions from underlying funds		$ 1,016,639

Expenses
Independent trustees' compensation	$ 192
Total expenses before reductions	192
Expense reductions	(192)	0
Net investment income (loss)		1,016,639
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	188,449
Capital gain distributions from underlying funds	820,394
Total net realized gain (loss)		1,008,843
Change in net unrealized appreciation (depreciation) on underlying funds		3,929,779
Net gain (loss)		4,938,622
Net increase (decrease) in net assets resulting from operations		$ 5,955,261

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Investor Freedom 2010 Portfolio

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2012	Year ended December 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,016,639	$ 1,091,211
Net realized gain (loss)	1,008,843	524,631
Change in net unrealized appreciation (depreciation)	3,929,779	(1,749,000)
Net increase (decrease) in net assets resulting from operations	5,955,261	(133,158)
Distributions to shareholders from net investment income	(1,008,856)	(1,094,476)
Distributions to shareholders from net realized gain	(756,991)	(209,689)
Total distributions	(1,765,847)	(1,304,165)
Share transactions Proceeds from sales of shares	5,187,870	8,154,981
Reinvestment of distributions	1,765,847	1,304,165
Cost of shares redeemed	(7,650,899)	(11,446,369)
Net increase (decrease) in net assets resulting from share transactions	(697,182)	(1,987,223)
Total increase (decrease) in net assets	3,492,232	(3,424,546)

Net Assets
Beginning of period	51,166,868	54,591,414
End of period (including undistributed net investment income of $7,783 and $0, respectively)	$ 54,659,100	$ 51,166,868
Other Information Shares
Sold	499,333	803,730
Issued in reinvestment of distributions	168,617	133,350
Redeemed	(732,865)	(1,129,252)
Net increase (decrease)	(64,915)	(192,172)

Financial Highlights

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.77	$ 10.06	$ 9.14	$ 7.77	$ 11.56
Income from Investment Operations
Net investment income (loss) C	.20	.21	.21	.35	.30
Net realized and unrealized gain (loss)	.95	(.24)	.97	1.49	(3.12)
Total from investment operations	1.15	(.03)	1.18	1.84	(2.82)
Distributions from net investment income	(.20)	(.21)	(.21)	(.35)	(.33)
Distributions from net realized gain	(.15)	(.04)	(.05)	(.12)	(.64)
Total distributions	(.35)	(.26) G	(.26)	(.47)	(.97)
Net asset value, end of period	$ 10.57	$ 9.77	$ 10.06	$ 9.14	$ 7.77
Total Return A,B	11.82%	(.35)%	12.88%	24.09%	(24.99)%
Ratios to Average Net Assets D,F
Expenses before reductions E	.00%	.00%	.00%	.00%	.00%
Expenses net of fee waivers, if any	.00%	.00%	.00%	.00%	.00%
Expenses net of all reductions	.00%	.00%	.00%	.00%	.00%
Net investment income (loss)	1.88%	2.02%	2.20%	4.18%	3.01%
Supplemental Data
Net assets, end of period (000 omitted)	$ 54,659	$ 51,167	$ 54,591	$ 47,671	$ 41,205
Portfolio turnover rate	21%	24%	31%	28%	40%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Amount represents less than .01%.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the investment companies in which the Fund invests.

G Total distributions of $.26 per share is comprised of distributions from net investment income of $.214 and distributions from net realized gain of $.041 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Investor Freedom 2015 Portfolio

Investment Changes (Unaudited)

Fund Holdings as of December 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Investor Class	6.3	6.4
VIP Equity-Income Portfolio Investor Class	6.7	6.9
VIP Growth & Income Portfolio Investor Class	7.6	7.8
VIP Growth Portfolio Investor Class	6.2	6.5
VIP Mid Cap Portfolio Investor Class	1.9	1.9
VIP Value Portfolio Investor Class	5.0	5.1
VIP Value Strategies Portfolio Investor Class	2.5	2.5
	36.2	37.1
Developed International Equity Funds
VIP Overseas Portfolio Investor Class R	10.6	10.5
Emerging Markets Equity Funds
VIP Emerging Markets Portfolio Investor Class R	3.3	3.1
High Yield Bond Funds
VIP High Income Portfolio Investor Class	5.1	5.0
Investment Grade Bond Funds
VIP Investment Grade Bond Portfolio Investor Class	35.0	34.6
Short-Term Funds
VIP Money Market Portfolio Investor Class	9.8	9.7

Net Other Assets (Liabilities)*	0.0	0.0
	100.0	100.0

* Amount represents less than 0.1%

Asset Allocation (% of fund's net assets)
Current
Domestic Equity Funds	36.2%
Developed International Equity Funds	10.6%
Emerging Markets Equity Funds	3.3%
High Yield Bond Funds	5.1%
Investment Grade Bond Funds	35.0%
Short-Term Funds	9.8%

Six months ago
Domestic Equity Funds	37.1%
Developed International Equity Funds	10.5%
Emerging Markets Equity Funds	3.1%
High Yield Bond Funds	5.0%
Investment Grade Bond Funds	34.6%
Short-Term Funds	9.7%

Expected
Domestic Equity Funds	36.7%
Developed International Equity Funds	10.3%
Emerging Markets Equity Funds	3.1%
High Yield Bond Funds	5.0%
Investment Grade Bond Funds	34.9%
Short-Term Funds	10.0%

The fund invests according to an asset allocation strategy that becomes increasingly conservative over time. The six months ago allocation is based on the fund's holdings as of June 30, 2012. The current allocation is based on the fund's holdings as of December 31, 2012. The expected allocation represents the fund's anticipated allocation at June 30, 2013.

Annual Report

VIP Investor Freedom 2015 Portfolio

Investments December 31, 2012

Showing Percentage of Net Assets

Domestic Equity Funds - 36.2%
	Shares	Value
Domestic Equity Funds - 36.2%
VIP Contrafund Portfolio Investor Class	188,561	$ 4,968,571
VIP Equity-Income Portfolio Investor Class	267,312	5,316,845
VIP Growth & Income Portfolio Investor Class	412,911	6,007,850
VIP Growth Portfolio Investor Class	117,387	4,924,389
VIP Mid Cap Portfolio Investor Class	48,579	1,479,709
VIP Value Portfolio Investor Class	313,926	3,952,325
VIP Value Strategies Portfolio Investor Class	177,224	1,960,097
TOTAL DOMESTIC EQUITY FUNDS (Cost $29,934,727)		28,609,786
International Equity Funds - 13.9%

Developed International Equity Funds - 10.6%
VIP Overseas Portfolio Investor Class R	522,600	8,382,509
Emerging Markets Equity Funds - 3.3%
VIP Emerging Markets Portfolio Investor Class R	295,036	2,569,761
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $12,514,993)		10,952,270
Bond Funds - 40.1%
	Shares	Value
High Yield Bond Funds - 5.1%
VIP High Income Portfolio Investor Class	693,613	$ 4,016,021
Investment Grade Bond Funds - 35.0%
VIP Investment Grade Bond Portfolio Investor Class	2,124,865	27,644,494
TOTAL BOND FUNDS (Cost $31,078,266)		31,660,515
Short-Term Funds - 9.8%

VIP Money Market Portfolio Investor Class (Cost $7,779,096)	7,779,096	7,779,096
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $81,307,082)		79,001,667
NET OTHER ASSETS (LIABILITIES) - 0.0%		(3)
NET ASSETS - 100%		$ 79,001,664
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Investor Freedom 2015 Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2012

Assets
Investment in securities, at value (cost $81,307,082) - See accompanying schedule		$ 79,001,667
Receivable for investments sold		14,819
Total assets		79,016,486

Liabilities
Payable to custodian bank	$ 2
Payable for fund shares redeemed	14,820
Total liabilities		14,822

Net Assets		$ 79,001,664
Net Assets consist of:
Paid in capital		$ 81,049,754
Undistributed net investment income		10,370
Accumulated undistributed net realized gain (loss) on investments		246,955
Net unrealized appreciation (depreciation) on investments		(2,305,415)
Net Assets, for 7,643,605 shares outstanding		$ 79,001,664
Net Asset Value, offering price and redemption price per share ($79,001,664 ÷ 7,643,605 shares)		$ 10.34

Statement of Operations

	Year ended December 31, 2012

Investment Income
Income distributions from underlying funds		$ 1,498,417

Expenses
Independent trustees' compensation	$ 261
Total expenses before reductions	261
Expense reductions	(261)	0
Net investment income (loss)		1,498,417
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	233,268
Capital gain distributions from underlying funds	1,185,301
Total net realized gain (loss)		1,418,569
Change in net unrealized appreciation (depreciation) on underlying funds		5,329,571
Net gain (loss)		6,748,140
Net increase (decrease) in net assets resulting from operations		$ 8,246,557

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended December 31, 2012	Year ended December 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,498,417	$ 1,448,227
Net realized gain (loss)	1,418,569	906,342
Change in net unrealized appreciation (depreciation)	5,329,571	(2,664,063)
Net increase (decrease) in net assets resulting from operations	8,246,557	(309,494)
Distributions to shareholders from net investment income	(1,486,028)	(1,453,209)
Distributions to shareholders from net realized gain	(1,163,447)	(523,431)
Total distributions	(2,649,475)	(1,976,640)
Share transactions Proceeds from sales of shares	10,360,021	16,810,073
Reinvestment of distributions	2,649,475	1,976,640
Cost of shares redeemed	(7,408,743)	(17,956,170)
Net increase (decrease) in net assets resulting from share transactions	5,600,753	830,543
Total increase (decrease) in net assets	11,197,835	(1,455,591)

Net Assets
Beginning of period	67,803,829	69,259,420
End of period (including undistributed net investment income of $10,370 and $0, respectively)	$ 79,001,664	$ 67,803,829
Other Information Shares
Sold	1,012,596	1,669,774
Issued in reinvestment of distributions	259,346	206,978
Redeemed	(729,961)	(1,791,441)
Net increase (decrease)	541,981	85,311

Financial Highlights

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.55	$ 9.87	$ 9.11	$ 7.69	$ 11.86
Income from Investment Operations
Net investment income (loss) C	.21	.21	.21	.34	.30
Net realized and unrealized gain (loss)	.94	(.24)	.97	1.58	(3.41)
Total from investment operations	1.15	(.03)	1.18	1.92	(3.11)
Distributions from net investment income	(.20)	(.21)	(.22)	(.34)	(.30)
Distributions from net realized gain	(.16)	(.08)	(.20)	(.16)	(.76)
Total distributions	(.36)	(.29)	(.42)	(.50)	(1.06)
Net asset value, end of period	$ 10.34	$ 9.55	$ 9.87	$ 9.11	$ 7.69
Total Return A, B	12.10%	(.33)%	13.06%	25.25%	(27.11)%
Ratios to Average Net Assets D, F
Expenses before reductions E	.00%	.00%	.00%	.00%	.00%
Expenses net of fee waivers, if any	.00%	.00%	.00%	.00%	.00%
Expenses net of all reductions	.00%	.00%	.00%	.00%	.00%
Net investment income (loss)	2.02%	2.07%	2.24%	4.08%	2.98%
Supplemental Data
Net assets, end of period (000 omitted)	$ 79,002	$ 67,804	$ 69,259	$ 60,033	$ 48,087
Portfolio turnover rate	18%	30%	31%	22%	29%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Amount represents less than .01%.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the investment companies in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Investor Freedom 2020 Portfolio

Investment Changes (Unaudited)

Fund Holdings as of December 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Investor Class	7.0	7.2
VIP Equity-Income Portfolio Investor Class	7.5	7.7
VIP Growth & Income Portfolio Investor Class	8.4	8.7
VIP Growth Portfolio Investor Class	6.9	7.3
VIP Mid Cap Portfolio Investor Class	2.1	2.2
VIP Value Portfolio Investor Class	5.6	5.8
VIP Value Strategies Portfolio Investor Class	2.8	2.8
	40.3	41.7
Developed International Equity Funds
VIP Overseas Portfolio Investor Class R	11.8	11.7
Emerging Markets Equity Funds
VIP Emerging Markets Portfolio Investor Class R	3.6	3.5
High Yield Bond Funds
VIP High Income Portfolio Investor Class	5.9	6.0
Investment Grade Bond Funds
VIP Investment Grade Bond Portfolio Investor Class	32.1	31.3
Short-Term Funds
VIP Money Market Portfolio Investor Class	6.3	5.8
Net Other Assets (Liabilities)*	0.0	0.0
	100.0	100.0

* Amount represents less than 0.1%

Asset Allocation (% of fund's net assets)
Current
Domestic Equity Funds	40.3%
Developed International Equity Funds	11.8%
Emerging Markets Equity Funds	3.6%
High Yield Bond Funds	5.9%
Investment Grade Bond Funds	32.1%
Short-Term Funds	6.3%

Six months ago
Domestic Equity Funds	41.7%
Developed International Equity Funds	11.7%
Emerging Markets Equity Funds	3.5%
High Yield Bond Funds	6.0%
Investment Grade Bond Funds	31.3%
Short-Term Funds	5.8%

Expected
Domestic Equity Funds	39.6%
Developed International Equity Funds	11.2%
Emerging Markets Equity Funds	3.3%
High Yield Bond Funds	5.5%
Investment Grade Bond Funds	33.0%
Short-Term Funds	7.4%

The fund invests according to an asset allocation strategy that becomes increasingly conservative over time. The six months ago allocation is based on the fund's holdings as of June 30, 2012. The current allocation is based on the fund's holdings as of December 31, 2012. The expected allocation represents the fund's anticipated allocation at June 30, 2013.

Annual Report

VIP Investor Freedom 2020 Portfolio

Investments December 31, 2012

Showing Percentage of Net Assets

Domestic Equity Funds - 40.3%
	Shares	Value
Domestic Equity Funds - 40.3%
VIP Contrafund Portfolio Investor Class	328,399	$ 8,653,318
VIP Equity-Income Portfolio Investor Class	465,571	9,260,199
VIP Growth & Income Portfolio Investor Class	719,188	10,464,188
VIP Growth Portfolio Investor Class	204,460	8,577,081
VIP Mid Cap Portfolio Investor Class	84,602	2,576,987
VIP Value Portfolio Investor Class	546,751	6,883,598
VIP Value Strategies Portfolio Investor Class	308,587	3,412,973
TOTAL DOMESTIC EQUITY FUNDS (Cost $51,613,402)		49,828,344
International Equity Funds - 15.4%

Developed International Equity Funds - 11.8%
VIP Overseas Portfolio Investor Class R	909,664	14,591,014
Emerging Markets Equity Funds - 3.6%
VIP Emerging Markets Portfolio Investor Class R	513,652	4,473,906
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $21,483,204)		19,064,920
Bond Funds - 38.0%
	Shares	Value
High Yield Bond Funds - 5.9%
VIP High Income Portfolio Investor Class	1,269,919	$ 7,352,832
Investment Grade Bond Funds - 32.1%
VIP Investment Grade Bond Portfolio Investor Class	3,051,553	39,700,707
TOTAL BOND FUNDS (Cost $46,553,103)		47,053,539
Short-Term Funds - 6.3%

VIP Money Market Portfolio Investor Class (Cost $7,779,508)	7,779,508	7,779,508
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $127,429,217)		123,726,311
NET OTHER ASSETS (LIABILITIES) - 0.0%		1
NET ASSETS - 100%		$ 123,726,312
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Investor Freedom 2020 Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2012

Assets
Investment in securities, at value (cost $127,429,217) - See accompanying schedule		$ 123,726,311
Cash		1
Receivable for fund shares sold		69,338
Total assets		123,795,650

Liabilities
Payable for investments purchased	$ 68,857
Payable for fund shares redeemed	481
Total liabilities		69,338

Net Assets		$ 123,726,312
Net Assets consist of:
Paid in capital		$ 126,987,146
Undistributed net investment income		22,077
Accumulated undistributed net realized gain (loss) on investments		419,995
Net unrealized appreciation (depreciation) on investments		(3,702,906)
Net Assets, for 12,130,027 shares outstanding		$ 123,726,312
Net Asset Value, offering price and redemption price per share ($123,726,312 ÷ 12,130,027 shares)		$ 10.20

Statement of Operations

	Year ended December 31, 2012

Investment Income
Income distributions from underlying funds		$ 2,439,002

Expenses
Independent trustees' compensation	$ 403
Total expenses before reductions	403
Expense reductions	(403)	0
Net investment income (loss)		2,439,002
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	333,316
Capital gain distributions from underlying funds	1,833,454
Total net realized gain (loss)		2,166,770
Change in net unrealized appreciation (depreciation) on underlying funds		9,342,329
Net gain (loss)		11,509,099
Net increase (decrease) in net assets resulting from operations		$ 13,948,101

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Investor Freedom 2020 Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2012	Year ended December 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,439,002	$ 2,263,605
Net realized gain (loss)	2,166,770	1,003,169
Change in net unrealized appreciation (depreciation)	9,342,329	(4,808,136)
Net increase (decrease) in net assets resulting from operations	13,948,101	(1,541,362)
Distributions to shareholders from net investment income	(2,416,925)	(2,265,071)
Distributions to shareholders from net realized gain	(1,577,680)	(568,142)
Total distributions	(3,994,605)	(2,833,213)
Share transactions Proceeds from sales of shares	17,115,960	18,593,039
Reinvestment of distributions	3,994,605	2,833,213
Cost of shares redeemed	(10,212,278)	(10,719,943)
Net increase (decrease) in net assets resulting from share transactions	10,898,287	10,706,309
Total increase (decrease) in net assets	20,851,783	6,331,734

Net Assets
Beginning of period	102,874,529	96,542,795
End of period (including undistributed net investment income of $22,077 and $0, respectively)	$ 123,726,312	$ 102,874,529
Other Information Shares
Sold	1,700,191	1,883,889
Issued in reinvestment of distributions	396,742	303,630
Redeemed	(1,016,607)	(1,108,116)
Net increase (decrease)	1,080,326	1,079,403

Financial Highlights

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.31	$ 9.68	$ 8.77	$ 7.12	$ 12.09
Income from Investment Operations
Net investment income (loss) C	.21	.21	.21	.30	.27
Net realized and unrealized gain (loss)	1.02	(.32)	1.05	1.72	(4.06)
Total from investment operations	1.23	(.11)	1.26	2.02	(3.79)
Distributions from net investment income	(.21)	(.21)	(.20)	(.28)	(.27)
Distributions from net realized gain	(.14)	(.05)	(.15)	(.09)	(.91)
Total distributions	(.34) G	(.26)	(.35)	(.37)	(1.18)
Net asset value, end of period	$ 10.20	$ 9.31	$ 9.68	$ 8.77	$ 7.12
Total Return A, B	13.30%	(1.11)%	14.46%	28.75%	(32.63)%
Ratios to Average Net Assets D, F
Expenses before reductions E	.00%	.00%	.00%	.00%	.00%
Expenses net of fee waivers, if any	.00%	.00%	.00%	.00%	.00%
Expenses net of all reductions	.00%	.00%	.00%	.00%	.00%
Net investment income (loss)	2.13%	2.20%	2.28%	3.82%	2.77%
Supplemental Data
Net assets, end of period (000 omitted)	$ 123,726	$ 102,875	$ 96,543	$ 80,478	$ 59,123
Portfolio turnover rate	18%	16%	31%	20%	26%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Amount represents less than .01%.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the investment companies in which the Fund invests.

G Total distributions of $.34 per share is comprised of distributions from net investment income of $.205 and distributions from net realized gain of $.137 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Investor Freedom 2025 Portfolio

Investment Changes (Unaudited)

Fund Holdings as of December 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Investor Class	8.5	8.7
VIP Equity-Income Portfolio Investor Class	9.1	9.3
VIP Growth & Income Portfolio Investor Class	10.3	10.4
VIP Growth Portfolio Investor Class	8.4	8.8
VIP Mid Cap Portfolio Investor Class	2.5	2.6
VIP Value Portfolio Investor Class	6.7	7.0
VIP Value Strategies Portfolio Investor Class	3.3	3.3
	48.8	50.1
Developed International Equity Funds
VIP Overseas Portfolio Investor Class R	14.3	14.1
Emerging Markets Equity Funds
VIP Emerging Markets Portfolio Investor Class R	4.4	4.2
High Yield Bond Funds
VIP High Income Portfolio Investor Class	7.5	7.4
Investment Grade Bond Funds
VIP Investment Grade Bond Portfolio Investor Class	24.4	23.8
Short-Term Funds
VIP Money Market Portfolio Investor Class	0.6	0.4
Net Other Assets (Liabilities)*	0.0	0.0
	100.0	100.0

* Amount represents less than 0.1%

Asset Allocation (% of fund's net assets)
Current
Domestic Equity Funds	48.8%
Developed International Equity Funds	14.3%
Emerging Markets Equity Funds	4.4%
High Yield Bond Funds	7.5%
Investment Grade Bond Funds	24.4%
Short-Term Funds	0.6%

Six months ago
Domestic Equity Funds	50.1%
Developed International Equity Funds	14.1%
Emerging Markets Equity Funds	4.2%
High Yield Bond Funds	7.4%
Investment Grade Bond Funds	23.8%
Short-Term Funds	0.4%

Expected
Domestic Equity Funds	48.8%
Developed International Equity Funds	13.7%
Emerging Markets Equity Funds	4.1%
High Yield Bond Funds	7.3%
Investment Grade Bond Funds	25.2%
Short-Term Funds	0.9%

The fund invests according to an asset allocation strategy that becomes increasingly conservative over time. The six months ago allocation is based on the fund's holdings as of June 30, 2012. The current allocation is based on the fund's holdings as of December 31, 2012. The expected allocation represents the fund's anticipated allocation at June 30, 2013.

Annual Report

VIP Investor Freedom 2025 Portfolio

Investments December 31, 2012

Showing Percentage of Net Assets

Domestic Equity Funds - 48.8%
	Shares	Value
Domestic Equity Funds - 48.8%
VIP Contrafund Portfolio Investor Class	233,083	$ 6,141,730
VIP Equity-Income Portfolio Investor Class	330,094	6,565,567
VIP Growth & Income Portfolio Investor Class	510,212	7,423,579
VIP Growth Portfolio Investor Class	145,385	6,098,912
VIP Mid Cap Portfolio Investor Class	59,989	1,827,253
VIP Value Portfolio Investor Class	387,430	4,877,738
VIP Value Strategies Portfolio Investor Class	218,571	2,417,397
TOTAL DOMESTIC EQUITY FUNDS (Cost $33,349,669)		35,352,176
International Equity Funds - 18.7%

Developed International Equity Funds - 14.3%
VIP Overseas Portfolio Investor Class R	644,579	10,339,044
Emerging Markets Equity Funds - 4.4%
VIP Emerging Markets Portfolio Investor Class R	363,576	3,166,749
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $14,040,020)		13,505,793
Bond Funds - 31.9%
	Shares	Value
High Yield Bond Funds - 7.5%
VIP High Income Portfolio Investor Class	941,245	$ 5,449,809
Investment Grade Bond Funds - 24.4%
VIP Investment Grade Bond Portfolio Investor Class	1,358,293	17,671,390
TOTAL BOND FUNDS (Cost $22,867,036)		23,121,199
Short-Term Funds - 0.6%

VIP Money Market Portfolio Investor Class (Cost $407,923)	407,923	407,923
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $70,664,648)		72,387,091
NET OTHER ASSETS (LIABILITIES) - 0.0%		2
NET ASSETS - 100%		$ 72,387,093
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Investor Freedom 2025 Portfolio

Financial Statements

Statement of Assets and Liabilities

December 31, 2012

Assets
Investment in securities, at value (cost $70,664,648) - See accompanying schedule	$ 72,387,091
Cash	1
Receivable for fund shares sold	988,093
Total assets	73,375,185

Liabilities
Payable for investments purchased	988,092

Net Assets	$ 72,387,093
Net Assets consist of:
Paid in capital	$ 70,441,952
Undistributed net investment income	12,050
Accumulated undistributed net realized gain (loss) on investments	210,648
Net unrealized appreciation (depreciation) on investments	1,722,443
Net Assets, for 6,924,702 shares outstanding	$ 72,387,093
Net Asset Value, offering price and redemption price per share ($72,387,093 ÷ 6,924,702 shares)	$ 10.45

Statement of Operations

	Year ended December 31, 2012

Investment Income
Income distributions from underlying funds		$ 1,431,137

Expenses
Independent trustees' compensation	$ 214
Total expenses before reductions	214
Expense reductions	(214)	0
Net investment income (loss)		1,431,137
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	69,995
Capital gain distributions from underlying funds	974,267
Total net realized gain (loss)		1,044,262
Change in net unrealized appreciation (depreciation) on underlying funds		5,915,089
Net gain (loss)		6,959,351
Net increase (decrease) in net assets resulting from operations		$ 8,390,488

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended December 31, 2012	Year ended December 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,431,137	$ 1,142,604
Net realized gain (loss)	1,044,262	335,594
Change in net unrealized appreciation (depreciation)	5,915,089	(2,939,325)
Net increase (decrease) in net assets resulting from operations	8,390,488	(1,461,127)
Distributions to shareholders from net investment income	(1,413,412)	(1,144,600)
Distributions to shareholders from net realized gain	(635,830)	(189,863)
Total distributions	(2,049,242)	(1,334,463)
Share transactions Proceeds from sales of shares	15,180,056	14,419,993
Reinvestment of distributions	2,049,242	1,334,462
Cost of shares redeemed	(3,461,941)	(5,209,901)
Net increase (decrease) in net assets resulting from share transactions	13,767,357	10,544,554
Total increase (decrease) in net assets	20,108,603	7,748,964

Net Assets
Beginning of period	52,278,490	44,529,526
End of period (including undistributed net investment income of $12,050 and $0, respectively)	$ 72,387,093	$ 52,278,490
Other Information Shares
Sold	1,482,314	1,442,734
Issued in reinvestment of distributions	198,583	142,419
Redeemed	(339,917)	(531,486)
Net increase (decrease)	1,340,980	1,053,667

Financial Highlights

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.36	$ 9.83	$ 8.73	$ 7.04	$ 12.21
Income from Investment Operations
Net investment income (loss) C	.24	.22	.21	.28	.27
Net realized and unrealized gain (loss)	1.16	(.44)	1.17	1.79	(4.29)
Total from investment operations	1.40	(.22)	1.38	2.07	(4.02)
Distributions from net investment income	(.21)	(.21)	(.20)	(.25)	(.26)
Distributions from net realized gain	(.10)	(.04)	(.08)	(.13)	(.89)
Total distributions	(.31)	(.25)	(.28)	(.38)	(1.15)
Net asset value, end of period	$ 10.45	$ 9.36	$ 9.83	$ 8.73	$ 7.04
Total Return A,B	15.05%	(2.28)%	15.80%	29.95%	(34.22)%
Ratios to Average Net Assets D,F
Expenses before reductions E	.00%	.00%	.00%	.00%	.00%
Expenses net of fee waivers, if any	.00%	.00%	.00%	.00%	.00%
Expenses net of all reductions	.00%	.00%	.00%	.00%	.00%
Net investment income (loss)	2.33%	2.26%	2.28%	3.65%	2.77%
Supplemental Data
Net assets, end of period (000 omitted)	$ 72,387	$ 52,278	$ 44,530	$ 32,981	$ 21,454
Portfolio turnover rate	13%	15%	29%	18%	30%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Amount represents less than .01%.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the investment companies in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Investor Freedom 2030 Portfolio

Investment Changes (Unaudited)

Fund Holdings as of December 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Investor Class	8.9	9.0
VIP Equity-Income Portfolio Investor Class	9.5	9.7
VIP Growth & Income Portfolio Investor Class	10.7	10.9
VIP Growth Portfolio Investor Class	8.8	9.2
VIP Mid Cap Portfolio Investor Class	2.6	2.7
VIP Value Portfolio Investor Class	7.1	7.2
VIP Value Strategies Portfolio Investor Class	3.5	3.5
	51.1	52.2
Developed International Equity Funds
VIP Overseas Portfolio Investor Class R	14.9	14.8
Emerging Markets Equity Funds
VIP Emerging Markets Portfolio Investor Class R	4.6	4.3
High Yield Bond Funds
VIP High Income Portfolio Investor Class	7.6	7.5
Investment Grade Bond Funds
VIP Investment Grade Bond Portfolio Investor Class	21.8	21.2
Net Other Assets (Liabilities)*	0.0	0.0
	100.0	100.0

* Amount represents less than 0.1%

Asset Allocation (% of fund's net assets)
Current
Domestic Equity Funds	51.1%
Developed International Equity Funds	14.9%
Emerging Markets Equity Funds	4.6%
High Yield Bond Funds	7.6%
Investment Grade Bond Funds	21.8%

Six months ago
Domestic Equity Funds	52.2%
Developed International Equity Funds	14.8%
Emerging Markets Equity Funds	4.3%
High Yield Bond Funds	7.5%
Investment Grade Bond Funds	21.2%

Expected
Domestic Equity Funds	51.4%
Developed International Equity Funds	14.5%
Emerging Markets Equity Funds	4.3%
High Yield Bond Funds	7.5%
Investment Grade Bond Funds	22.3%

The fund invests according to an asset allocation strategy that becomes increasingly conservative over time. The six months ago allocation is based on the fund's holdings as of June 30, 2012. The current allocation is based on the fund's holdings as of December 31, 2012. The expected allocation represents the fund's anticipated allocation at June 30, 2013.

Annual Report

VIP Investor Freedom 2030 Portfolio

Investments December 31, 2012

Showing Percentage of Net Assets

Domestic Equity Funds - 51.1%
	Shares	Value
Domestic Equity Funds - 51.1%
VIP Contrafund Portfolio Investor Class	227,702	$ 5,999,944
VIP Equity-Income Portfolio Investor Class	322,669	6,417,890
VIP Growth & Income Portfolio Investor Class	498,553	7,253,950
VIP Growth Portfolio Investor Class	141,844	5,950,361
VIP Mid Cap Portfolio Investor Class	58,651	1,786,521
VIP Value Portfolio Investor Class	378,920	4,770,607
VIP Value Strategies Portfolio Investor Class	213,880	2,365,513
TOTAL DOMESTIC EQUITY FUNDS (Cost $34,576,518)		34,544,786
International Equity Funds - 19.5%

Developed International Equity Funds - 14.9%
VIP Overseas Portfolio Investor Class R	630,792	10,117,903
Emerging Markets Equity Funds - 4.6%
VIP Emerging Markets Portfolio Investor Class R	355,933	3,100,173
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $14,394,140)		13,218,076
Bond Funds - 29.4%
	Shares	Value
High Yield Bond Funds - 7.6%
VIP High Income Portfolio Investor Class	887,968	$ 5,141,337
Investment Grade Bond Funds - 21.8%
VIP Investment Grade Bond Portfolio Investor Class	1,130,376	14,706,193
TOTAL BOND FUNDS (Cost $19,748,721)		19,847,530
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $68,719,379)		67,610,392
NET OTHER ASSETS (LIABILITIES) - 0.0%		(2)
NET ASSETS - 100%		$ 67,610,390
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Investor Freedom 2030 Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2012

Assets
Investment in securities, at value (cost $68,719,379) - See accompanying schedule		$ 67,610,392
Receivable for fund shares sold		265,205
Total assets		67,875,597

Liabilities
Payable to custodian bank	$ 2
Payable for investments purchased	265,099
Payable for fund shares redeemed	106
Total liabilities		265,207

Net Assets		$ 67,610,390
Net Assets consist of:
Paid in capital		$ 68,494,522
Undistributed net investment income		18,120
Accumulated undistributed net realized gain (loss) on investments		206,735
Net unrealized appreciation (depreciation) on investments		(1,108,987)
Net Assets, for 6,758,364 shares outstanding		$ 67,610,390
Net Asset Value, offering price and redemption price per share ($67,610,390 ÷ 6,758,364 shares)		$ 10.00

Statement of Operations

	Year ended December 31, 2012

Investment Income
Income distributions from underlying funds		$ 1,392,131

Expenses
Independent trustees' compensation	$ 213
Total expenses before reductions	213
Expense reductions	(213)	0
Net investment income (loss)		1,392,131
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	76,234
Capital gain distributions from underlying funds	925,514
Total net realized gain (loss)		1,001,748
Change in net unrealized appreciation (depreciation) on underlying funds		6,006,253
Net gain (loss)		7,008,001
Net increase (decrease) in net assets resulting from operations		$ 8,400,132

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Investor Freedom 2030 Portfolio

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2012	Year ended December 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,392,131	$ 1,100,862
Net realized gain (loss)	1,001,748	294,381
Change in net unrealized appreciation (depreciation)	6,006,253	(3,043,317)
Net increase (decrease) in net assets resulting from operations	8,400,132	(1,648,074)
Distributions to shareholders from net investment income	(1,374,905)	(1,104,616)
Distributions to shareholders from net realized gain	(559,799)	(185,981)
Total distributions	(1,934,704)	(1,290,597)
Share transactions Proceeds from sales of shares	12,028,776	11,831,783
Reinvestment of distributions	1,934,704	1,290,597
Cost of shares redeemed	(4,296,927)	(4,775,189)
Net increase (decrease) in net assets resulting from share transactions	9,666,553	8,347,191
Total increase (decrease) in net assets	16,131,981	5,408,520

Net Assets
Beginning of period	51,478,409	46,069,889
End of period (including undistributed net investment income of $18,120 and $0, respectively)	$ 67,610,390	$ 51,478,409
Other Information Shares
Sold	1,232,069	1,239,890
Issued in reinvestment of distributions	195,881	144,524
Redeemed	(437,722)	(512,617)
Net increase (decrease)	990,228	871,797

Financial Highlights

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 8.92	$ 9.41	$ 8.38	$ 6.66	$ 12.48
Income from Investment Operations
Net investment income (loss) C	.22	.20	.19	.21	.23
Net realized and unrealized gain (loss)	1.16	(.46)	1.15	1.85	(4.78)
Total from investment operations	1.38	(.26)	1.34	2.06	(4.55)
Distributions from net investment income	(.21)	(.20)	(.18)	(.20)	(.29)
Distributions from net realized gain	(.09)	(.03)	(.13)	(.14)	(.98)
Total distributions	(.30)	(.23)	(.31)	(.34)	(1.27)
Net asset value, end of period	$ 10.00	$ 8.92	$ 9.41	$ 8.38	$ 6.66
Total Return A,B	15.50%	(2.78)%	16.12%	31.57%	(38.13)%
Ratios to Average Net Assets D,F
Expenses before reductions E	.00%	.00%	.00%	.00%	.00%
Expenses net of fee waivers, if any	.00%	.00%	.00%	.00%	.00%
Expenses net of all reductions	.00%	.00%	.00%	.00%	.00%
Net investment income (loss)	2.28%	2.16%	2.20%	2.86%	2.38%
Supplemental Data
Net assets, end of period (000 omitted)	$ 67,610	$ 51,478	$ 46,070	$ 34,560	$ 24,786
Portfolio turnover rate	14%	14%	26%	21%	19%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Amount represents less than .01%.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the investment companies in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2012

1. Organization.

VIP Investor Freedom Income Portfolio, VIP Investor Freedom 2005 Portfolio, VIP Investor Freedom 2010 Portfolio, VIP Investor Freedom 2015 Portfolio, VIP Investor Freedom 2020 Portfolio, VIP Investor Freedom 2025 Portfolio and VIP Investor Freedom 2030 Portfolio (the Funds) are funds of Variable Insurance Products Fund V. The Variable Insurance Products Fund V (the Trust) (referred to in this report as Fidelity Variable Insurance Products) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each Fund is authorized to issue an unlimited number of shares. The Funds invest primarily in a combination of other VIP equity, bond, and short-term funds (the Underlying Funds) managed by Fidelity Management & Research Company (FMR). Shares of each Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows. Investments in the Underlying Funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the Underlying Funds. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of December 31, 2012, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities and other investments
VIP Investor Freedom Income	$ 37,904,903	$ 1,305,707	$ (665,285)	$ 640,422
VIP Investor Freedom 2005	14,446,520	341,278	(691,345)	(350,067)
VIP Investor Freedom 2010	57,984,723	1,383,794	(4,709,422)	(3,325,628)
VIP Investor Freedom 2015	81,680,943	2,609,801	(5,289,077)	(2,679,276)
VIP Investor Freedom 2020	128,095,954	4,431,060	(8,800,703)	(4,369,643)
VIP Investor Freedom 2025	71,032,328	5,079,568	(3,724,805)	1,354,763
VIP Investor Freedom 2030	69,090,082	3,433,990	(4,913,680)	(1,479,690)

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Net unrealized appreciation (depreciation)
VIP Investor Freedom Income	$ 2,112	$ 209,298	$ 640,422
VIP Investor Freedom 2005	707	105,117	(350,067)
VIP Investor Freedom 2010	27,761	380,442	(3,325,628)
VIP Investor Freedom 2015	10,370	620,815	(2,679,276)
VIP Investor Freedom 2020	23,156	1,085,652	(4,369,643)
VIP Investor Freedom 2025	12,050	578,328	1,354,763
VIP Investor Freedom 2030	18,119	577,437	(1,479,690)

The tax character of distributions paid was as follows:

December 31, 2012
	Ordinary Income	Long-term Capital Gains	Total
VIP Investor Freedom Income	$ 848,664	$ 241,738	$ 1,090,402
VIP Investor Freedom 2005	329,447	74,003	403,450
VIP Investor Freedom 2010	1,550,928	214,919	1,765,847
VIP Investor Freedom 2015	2,199,321	450,154	2,649,475
VIP Investor Freedom 2020	3,407,274	587,331	3,994,605
VIP Investor Freedom 2025	1,858,007	191,235	2,049,242
VIP Investor Freedom 2030	1,780,830	153,874	1,934,704
December 31, 2011
	Ordinary Income	Long-term Capital Gains	Total
VIP Investor Freedom Income	$ 736,899	$ 18,854	$ 755,753
VIP Investor Freedom 2005	246,767	5,354	252,121
VIP Investor Freedom 2010	1,304,165	-	1,304,165
VIP Investor Freedom 2015	1,976,640	-	1,976,640
VIP Investor Freedom 2020	2,813,048	20,165	2,833,213
VIP Investor Freedom 2025	1,334,463	-	1,334,463
VIP Investor Freedom 2030	1,290,597	-	1,290,597

Annual Report

3. Purchases and Sales of Investments.

Purchases and redemptions of the Underlying Fund shares are noted in the table below.

	Purchases ($)	Redemptions ($)
VIP Investor Freedom Income	12,010,641	5,145,732
VIP Investor Freedom 2005	7,437,150	3,790,965
VIP Investor Freedom 2010	11,535,654	12,161,628
VIP Investor Freedom 2015	18,945,360	13,310,338
VIP Investor Freedom 2020	31,799,393	20,623,206
VIP Investor Freedom 2025	22,340,266	8,216,770
VIP Investor Freedom 2030	18,689,281	8,639,787

4. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers, Inc. (Strategic Advisers), an affiliate of FMR, provides the Funds with investment management related services. The Funds do not pay any fees for these services.

Other Transactions. Strategic Advisers has entered into an administration agreement with FMR under which FMR provides management and administrative services (other than investment advisory services) necessary for the operation of each Fund. Pursuant to this agreement, FMR pays all expenses of each Fund, excluding the compensation of the independent Trustees and certain other expenses such as interest expense. FMR also contracts with other Fidelity companies to perform the services necessary for the operation of each Fund. The Funds do not pay any fees for these services.

5. Expense Reductions.

FMR voluntarily agreed to reimburse each Fund to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

The following Funds were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser

VIP Investor Freedom Income	0%	$ 120
VIP Investor Freedom 2005	0%	40
VIP Investor Freedom 2010	0%	192
VIP Investor Freedom 2015	0%	261
VIP Investor Freedom 2020	0%	403
VIP Investor Freedom 2025	0%	214
VIP Investor Freedom 2030	0%	213

6. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were owners of record of all of the outstanding shares of the Funds.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products V and the Shareholders of VIP Investor Freedom Income Portfolio, VIP Investor Freedom 2005 Portfolio, VIP Investor Freedom 2010 Portfolio, VIP Investor Freedom 2015 Portfolio, VIP Investor Freedom 2020 Portfolio, VIP Investor Freedom 2025 Portfolio, VIP Investor Freedom 2030 Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of VIP Investor Freedom Income Portfolio, VIP Investor Freedom 2005 Portfolio, VIP Investor Freedom 2010 Portfolio, VIP Investor Freedom 2015 Portfolio, VIP Investor Freedom 2020 Portfolio, VIP Investor Freedom 2025 Portfolio and VIP Investor Freedom 2030 Portfolio (the Funds), each a fund of Variable Insurance Products V, at December 31, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 19, 2013

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each VIP Investor Freedom Portfolio and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each VIP Investor Freedom Portfolio's activities, review contractual arrangements with companies that provide services to each VIP Investor Freedom Portfolio, oversee management of the risks associated with such activities and contractual arrangements, and review each VIP Investor Freedom Portfolio's performance. If the interests of a VIP Investor Freedom Portfolio and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the VIP Investor Freedom Portfolios to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers and the Trustees would take reasonable steps to minimize and, if possible, eliminate the conflict. Except for Elizabeth S. Acton and James C. Curvey, each of the Trustees oversees 218 funds advised by FMR or an affiliate. Ms. Acton oversees 200 funds advised by FMR or an affiliate. Mr. Curvey oversees 452 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the month in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Albert R. Gamper, Jr. serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds and another Board oversees Fidelity's equity and high income funds. The asset allocation funds may invest in Fidelity funds that are overseen by such other Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Annual Report

Trustees and Officers - continued

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Abigail P. Johnson (51)

Year of Election or Appointment: 2009

Ms. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Ms. Johnson serves as President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (2011-present), Chairman and Director of FMR (2011-present), and the Vice Chairman and Director (2007-present) of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc., and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity funds (2001-2005), and managed a number of Fidelity funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (61)

Year of Election or Appointment: 2013

Ms. Acton is Trustee of certain Trusts. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (November 2011-April 2012), Executive Vice President, Chief Financial Officer (April 2002-November 2011), and Treasurer (May 2004-May 2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present).

Albert R. Gamper, Jr. (70)

Year of Election or Appointment: 2006

Mr. Gamper is Chairman of the Independent Trustees of the Fixed Income and Asset Allocation Funds (2012-present). Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), a member of the Board of Trustees, Rutgers University (2004-present), and Chairman of the Board of Barnabas Health Care System. Previously, Mr. Gamper served as Vice Chairman of the Independent Trustees of the Fixed Income and Asset Allocation Funds (2011-2012) and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (61)

Year of Election or Appointment: 2010

Mr. Gartland is Chairman and an investor in Gartland and Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (65)

Year of Election or Appointment: 2008

Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation (diversified power management, 2009-present), AGL Resources, Inc. (holding company, 2002-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008) and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (58)

Year of Election or Appointment: 2009

Previously, Mr. Kenneally served as a Member of the Advisory Board for certain Fidelity Fixed Income and Asset Allocation Funds (2008-2009). Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management (2003-2005). Mr. Kenneally was a Director of the Credit Suisse Funds (U.S. mutual funds, 2004-2008) and certain other closed-end funds (2004-2005) and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (72)

Year of Election or Appointment: 2007

Mr. Keyes serves as a member of the Boards of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, since 2002) and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, since 1998). Prior to his retirement, Mr. Keyes served as Chairman and Chief Executive Officer of Johnson Controls (automotive, building, and energy, 1998-2002) and as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (66)

Year of Election or Appointment: 2001

Ms. Knowles is Vice Chairman of the Independent Trustees of the Fixed Income and Asset Allocation Funds (2012-present). Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is an Honorary Trustee of the Brookings Institution and a member of the Board of the Catalina Island Conservancy and of the Santa Catalina Island Company (2009-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California and the Foundation Board of the School of Architecture at the University of Virginia (2007-present). Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007).

Kenneth L. Wolfe (73)

Year of Election or Appointment: 2005

Prior to his retirement, Mr. Wolfe served as Chairman and a Director (2007-2009) and Chairman and Chief Executive Officer (1994-2001) of Hershey Foods Corporation. He also served as a member of the Boards of Adelphia Communications Corporation (telecommunications, 2003-2006), Bausch & Lomb, Inc. (medical/pharmaceutical, 1993-2007), and Revlon, Inc. (personal care products, 2004-2009). Mr. Wolfe previously served as Chairman of the Independent Trustees of the Fixed Income and Asset Allocation Funds (2008-2012).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Executive Officers:

Correspondence intended for each executive officer may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Stephanie J. Dorsey (43)

Year of Election or Appointment: 2013

President and Treasurer of Fidelity's Fixed Income and Asset Allocation Funds. Ms. Dorsey also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Charles S. Morrison (52)

Year of Election or Appointment: 2012

Vice President of Fidelity's Fixed Income and Asset Allocation Funds. Mr. Morrison also serves as President, Fixed Income and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Fixed Income Division.

Derek L. Young (48)

Year of Election or Appointment: 2009

Vice President of Fidelity's Asset Allocation Funds. Mr. Young is also a Trustee of other investment companies advised by Strategic Advisers, Inc. (Strategic Advisers) (2012-present), President and a Director of Strategic Advisers (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

Andrew Windmueller (52)

Year of Election or Appointment: 2012

Vice President of Fidelity's Asset Allocation Funds. Mr. Windmueller also serves as Chief Investment Officer of Strategic Advisers, Inc. (2011-present), Chief Investment Officer for Global Asset Allocation Multi-Asset Class Strategies (2011-present), and is an employee of Fidelity Investments (2000-present).

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Ramon Herrera (38)

Year of Election or Appointment: 2012

Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds. Mr. Herrera also serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2004-present).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Michael H. Whitaker (45)

Year of Election or Appointment: 2008

Chief Compliance Officer of Fidelity's Fixed Income and Asset Allocation Funds. Mr. Whitaker also serves as Chief Compliance Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present). Mr. Whitaker is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Stephen Sadoski (41)

Year of Election or Appointment: 2013

Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds. Mr. Sadoski also serves as Deputy Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as Assistant Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2012-2013), an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Fixed Income and Asset Allocation Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer (2011-present) and Deputy Treasurer (2008-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Kenneth B. Robins (43)

Year of Election or Appointment: 2009

Assistant Treasurer of the Fidelity Fixed Income and Asset Allocation Funds. Mr. Robins also serves as President and Treasurer of other Fidelity funds (2008-present; 2010-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

Fund	Pay Date	Record Date	Dividends	Capital Gains
VIP Investor Freedom Income Portfolio	02/15/2013	02/15/2013	$0.001	$0.060
VIP Investor Freedom 2005 Portfolio	02/15/2013	02/15/2013	$0.001	$0.075
VIP Investor Freedom 2010 Portfolio	02/15/2013	02/15/2013	$0.002	$0.077
VIP Investor Freedom 2015 Portfolio	02/15/2013	02/15/2013	$0.002	$0.079
VIP Investor Freedom 2020 Portfolio	02/15/2013	02/15/2013	$0.002	$0.088
VIP Investor Freedom 2025 Portfolio	02/15/2013	02/15/2013	$0.002	$0.081
VIP Investor Freedom 2030 Portfolio	02/15/2013	02/15/2013	$0.003	$0.082

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended December 31, 2012, or, if subsequently determined to be different, the net capital gain of such year:

Fund
VIP Investor Freedom Income Portfolio	$213,135
VIP Investor Freedom 2005 Portfolio	$106,553
VIP Investor Freedom 2010 Portfolio	$386,929
VIP Investor Freedom 2015 Portfolio	$628,969
VIP Investor Freedom 2020 Portfolio	$1,100,494
VIP Investor Freedom 2025 Portfolio	$586,350
VIP Investor Freedom 2030 Portfolio	$584,036

A percentage of the dividends distributed during the fiscal year for the following funds were derived from interest on U.S. Government securities which is generally exempt from state income tax:

Fund
VIP Investor Freedom Income Portfolio	4.01%
VIP Investor Freedom 2005 Portfolio	3.13%
VIP Investor Freedom 2010 Portfolio	3.04%
VIP Investor Freedom 2015 Portfolio	3.09%
VIP Investor Freedom 2020 Portfolio	2.84%
VIP Investor Freedom 2025 Portfolio	2.21%
VIP Investor Freedom 2030 Portfolio	2.01%

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

Fund	December 2012
VIP Investor Freedom Income Portfolio	10%
VIP Investor Freedom 2005 Portfolio	16%
VIP Investor Freedom 2010 Portfolio	18%
VIP Investor Freedom 2015 Portfolio	19%
VIP Investor Freedom 2020 Portfolio	21%
VIP Investor Freedom 2025 Portfolio	27%
VIP Investor Freedom 2030 Portfolio	28%

Annual Report

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

Fund	Pay Date	Income	Taxes
VIP Investor Freedom Income Portfolio	12/28/12	$0.012	$0.001
VIP Investor Freedom 2005 Portfolio	12/28/12	$0.020	$0.001
VIP Investor Freedom 2010 Portfolio	12/28/12	$0.029	$0.002
VIP Investor Freedom 2015 Portfolio	12/28/12	$0.030	$0.002
VIP Investor Freedom 2020 Portfolio	12/28/12	$0.033	$0.002
VIP Investor Freedom 2025 Portfolio	12/28/12	$0.039	$0.002
VIP Investor Freedom 2030 Portfolio	12/28/12	$0.041	$0.002

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Investor Freedom Funds

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and administration agreement (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established three standing committees, Operations, Audit, and Governance and Nominating, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and, among other matters, considers matters specifically related to the annual consideration of the renewal of each fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its September 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of each fund and its shareholders and the fact that no fees are payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. In reaching its determination, the Board was aware that shareholders in each fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Strategic Advisers, Inc. (Strategic Advisers), and the administrator, FMR, including the backgrounds of the funds' investment personnel, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Strategic Advisers' investment staff, including its size, education, experience, and resources, as well as Strategic Advisers' and FMR's approach to recruiting, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Strategic Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR and its affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a sector neutral investment approach for certain funds and utilizing a team of portfolio managers to manage certain sector-neutral funds; (vi) rationalizing product lines and gaining increased efficiencies through combinations of several funds with other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Annual Report

Investment Performance. The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed each fund's absolute investment performance, as well as each fund's relative investment performance measured over multiple periods against a proprietary custom index. The Board noted that FMR believes that no meaningful peer group exists for the funds, given that competitor funds with the same target date can differ significantly in their asset allocation strategy, degree of active management, and/or glide path construction. For each fund, the following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, the fund's cumulative total returns and the cumulative total returns of a proprietary custom index ("benchmark"). For each fund, the proprietary custom index is an index developed by FMR that represents the performance of the fund's asset classes according to their respective weightings, adjusted on the last day of every month to reflect the fund's increasingly conservative asset allocations over time (for each fund other than VIP Investor Freedom Income Portfolio).

VIP Investor Freedom 2005 Portfolio

The Board noted that the investment performance of the fund was lower than its benchmark for the one- and five-year periods, although the fund's three-year cumulative total return compared favorably to its benchmark. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

VIP Investor Freedom 2010 Portfolio

The Board noted that the investment performance of the fund was lower than its benchmark for the one- and five-year periods, although the fund's three-year cumulative total return compared favorably to its benchmark. The Board also reviewed the fund's performance since inception as well as performance in the current year.

VIP Investor Freedom 2015 Portfolio

The Board noted that the investment performance of the fund was lower than its benchmark for the one- and five-year periods, although the fund's three-year cumulative total return compared favorably to its benchmark. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Annual Report

VIP Investor Freedom 2020 Portfolio

The Board noted that the investment performance of the fund was lower than its benchmark for the one- and five-year periods, although the fund's three-year cumulative total return compared favorably to its benchmark. The Board also reviewed the fund's performance since inception as well as performance in the current year.

VIP Investor Freedom 2025 Portfolio

The Board noted that the investment performance of the fund was lower than its benchmark for the one- and five-year periods, although the fund's three-year cumulative total return compared favorably to its benchmark. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

VIP Investor Freedom 2030 Portfolio

The Board noted that the investment performance of the fund was lower than its benchmark for the one- and five-year periods, although the fund's three-year cumulative total return compared favorably to its benchmark. The Board also reviewed the fund's performance since inception as well as performance in the current year.

VIP Investor Freedom Income Portfolio

The Board noted that the investment performance of the fund compared favorably to its benchmark for the three- and five-year periods, although the fund's one-year total return was lower than its benchmark. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should benefit each fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board noted that the funds do not pay Strategic Advisers a management fee for investment advisory services. The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes, and also considered that each fund bears indirectly the expenses of the underlying funds in which it invests. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a TMG % of 0% means that 100% of the funds in the Total Mapped Group had higher management fees than a fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee ranked, is also included in the charts and considered by the Board.

VIP Investor Freedom 2005 Portfolio

VIP Investor Freedom 2010 Portfolio

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

VIP Investor Freedom 2015 Portfolio

VIP Investor Freedom 2020 Portfolio

Annual Report

VIP Investor Freedom 2025 Portfolio

VIP Investor Freedom 2030 Portfolio

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

VIP Investor Freedom Income Portfolio

The Board noted that each fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each fund's total expense ratio, the Board noted that each fund invests in Investor Class of the underlying fund to avoid charging fund-paid 12b-1 fees at both fund levels. The Board considered that the funds do not pay transfer agent fees. Instead, Investor Class of each underlying fund bears its pro rata portion of each fund's transfer agent fee according to the percentage of each fund's assets invested in that underlying fund. The Board further noted that FMR pays all other expenses of each fund, with limited exceptions.

The Board noted that each fund's total expense ratio ranked below its competitive median for 2011.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund were not relevant to the renewal of each fund's Advisory Contracts because the funds do not pay management fees and FMR pays all other expenses of each fund, with limited exceptions.

Economies of Scale. The Board concluded that because the funds do not pay management fees and FMR pays all other expenses of each fund, with limited exceptions, economies of scale cannot be realized by the funds, but may be realized by the other Fidelity funds in which each fund invests, many of which may benefit from breakpoints in the group fee arrangement.

Annual Report

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the compensation paid to fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's fee structures, including the group fee structure, and the rationale for recommending different fees among different categories of funds and classes; (vi) Fidelity's voluntary waiver of its fees to maintain minimum yields for certain money market funds and classes as well as contractual waivers in place for certain funds; (vii) regulatory and industry developments, including those affecting money market funds and target date funds, and the potential impact to Fidelity; (viii) Fidelity's transfer agent fees, expenses, and services, and drivers for determining the transfer agent fee structure of different funds and classes; (ix) management fee rates charged by FMR or Fidelity entities to other Fidelity clients; (x) the allocation of and historical trends in Fidelity's realization of fall-out benefits; and (xi) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes or to achieve further economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York Mellon
New York, NY

VIPIFF-ANN-0213
1.814507.107

Fidelity® Variable Insurance Products:

FundsManager - 20%, 50%, 60%, 70%, 85% Portfolio

Annual Report

December 31, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
VIP FundsManager® 20% Portfolio	(Click Here) (Click Here) (Click Here)	Investment Changes Investments Financial Statements
VIP FundsManager 50% Portfolio	(Click Here) (Click Here) (Click Here)	Investment Changes Investments Financial Statements
VIP FundsManager 60% Portfolio	(Click Here) (Click Here) (Click Here)	Investment Changes Investments Financial Statements
VIP FundsManager 70% Portfolio	(Click Here) (Click Here) (Click Here)	Investment Changes Investments Financial Statements
VIP FundsManager 85% Portfolio	(Click Here) (Click Here) (Click Here)	Investment Changes Investments Financial Statements
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

VIP FundsManager® 20% Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2012	Past 1 year	Past 5 years	Life of fund A
VIP FundsManager 20% Portfolio - Investor Class	5.58%	3.26%	4.13%
VIP FundsManager 20% Portfolio - Service Class	5.68%	3.28%	4.14%
VIP FundsManager 20% Portfolio - Service Class 2	5.43%	3.11%	3.98%

A From April 13, 2006.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP FundsManager 20% Portfolio - Investor Class on April 13, 2006, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Barclays® U.S. Aggregate Bond Index performed over the same period.

Annual Report

VIP FundsManager 50% Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2012	Past 1 year	Past 5 years	Life of fund A
VIP FundsManager 50% Portfolio - Investor Class	10.13%	2.48%	3.95%
VIP FundsManager 50% Portfolio - Service Class	10.24%	2.50%	3.97%
VIP FundsManager 50% Portfolio - Service Class 2	10.12%	2.35%	3.81%

A From April 13, 2006.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP FundsManager 50% Portfolio - Investor Class on April 13, 2006, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

VIP FundsManager 60% Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2012	Past 1 year	Past 5 years	Life of fund A
VIP FundsManager 60% Portfolio - Investor Class	11.60%	2.14%	2.76%
VIP FundsManager 60% Portfolio - Service Class	11.48%	2.14%	2.76%
VIP FundsManager 60% Portfolio - Service Class 2	11.35%	2.00%	2.61%

A From August 22, 2007.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP FundsManager 60% Portfolio - Investor Class on August 22, 2007, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

VIP FundsManager 70% Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2012	Past 1 year	Past 5 years	Life of fund A
VIP FundsManager 70% Portfolio - Investor Class	13.22%	1.23%	3.30%
VIP FundsManager 70% Portfolio - Service Class	13.10%	1.23%	3.30%
VIP FundsManager 70% Portfolio - Service Class 2	12.98%	1.08%	3.15%

A From April 13, 2006.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP FundsManager 70% Portfolio - Investor Class on April 13, 2006, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

VIP FundsManager 85% Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2012	Past 1 year	Past 5 years	Life of fund A
VIP FundsManager 85% Portfolio - Investor Class	14.11%	-0.04%	2.52%
VIP FundsManager 85% Portfolio - Service Class	14.13%	-0.05%	2.51%
VIP FundsManager 85% Portfolio - Service Class 2	14.01%	-0.19%	2.36%

A From April 13, 2006.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP FundsManager 85% Portfolio - Investor Class on April 13, 2006, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global markets overcame a host of macroeconomic concerns in 2012 - related to the eurozone debt crisis, the strength and pace of the U.S. economic recovery, the U.S. fiscal debate and a slowdown in China's once-blistering growth - to post broad-based gains for the year, with more-economically sensitive asset classes leading the way. Investor sentiment improved as some of the uncertainties holding back the markets began to lift and the outlook brightened in the face of stimulative global monetary policies and modest inflationary pressures. Riskier assets such as stocks saw the biggest advances, with international equities edging their U.S. counterparts, thanks to an especially strong rally in the fourth quarter. Similarly, within fixed income, credit-sensitive sectors - including high-yield/investment-grade corporate bonds and emerging-markets debt - surged ahead of more-defensive U.S. investment-grade bonds amid strong demand for higher-risk, higher-yielding securities. Emerging signs of a rebounding U.S. economy lifted domestic stocks for most of the period, extending an uptrend that began in March 2009. The broad-based S&P 500® Index rose 16.00% for the 12 months, while the technology-heavy Nasdaq Composite Index® gained 17.45% and the blue-chip-laden Dow Jones Industrial AverageSM added 10.24%. Foreign developed- and emerging-markets equities experienced periodic bouts of volatility this past year, but rode a strong second-half rally to finish ahead of their U.S. counterparts. The MSCI® ACWI® (All Country World Index) ex USA Index advanced 16.98% for the period. In an environment that favored higher-risk assets, U.S. investment-grade bonds managed only a 4.21% gain for 12 months, according to the Barclays® U.S. Aggregate Bond Index. Among sectors that comprise the index, bonds with higher yields and on the riskier end of the spectrum led the way, with investment-grade credit advancing 9.37%, while ultra-safe U.S. Treasuries managed only a 1.99% advance and finished at the back of the pack. Meanwhile, high-yield bonds, as measured by The BofA Merrill LynchSM US High Yield Constrained Index, gained a hearty 15.55%. Foreign bonds showed positive results during the year, with emerging markets easily outpacing their major developed-markets counterparts. The J.P. Morgan Emerging Markets Bond Index Global surged 18.54%, while the Citigroup® Non-USD Group-of-Seven (G7) Equal Weighted Index logged a 7.10% gain.

Comments from Xuehai En, Portfolio Manager of VIP FundsManager® Portfolios: For the year, the various classes of the VIP FundsManager® Portfolios posted mixed results versus their respective Composite benchmarks. (For specific portfolio results, please see the performance section of this report.) Asset allocation was positive in all of the Portfolios, but security selection was negative, particularly in domestic equities. From an asset allocation perspective, underweighting cash and investment-grade bonds bolstered returns versus the index, as did out-of-benchmark allocations to emerging-markets (EM) bonds, real estate and EM stocks. Beneficial exposure to high-yield bonds - also not in the index - was almost completely offset by weak security selection in the asset class. Similarly, a favorable overweighting in U.S. equities was overwhelmed by ineffective stock picking in that category. A non-index allocation to gold via Fidelity® Select Gold Portfolio worked against the Portfolios, because stocks of gold-mining companies sharply underperformed the broad equity market and the price of gold bullion rose only modestly during the period. Underweighting foreign developed-markets stocks also dampened performance in most of the Portfolios. Many of the top-contributing underlying funds included Fidelity sector and industry funds - Fidelity® Select Portfolios® - that capitalized on an improved environment for risk-taking as the year progressed. These included: Construction and Housing Portfolio, Multimedia Portfolio, Financial Services Portfolio, Chemicals Portfolio, Biotechnology Portfolio, Banking Portfolio and Consumer Discretionary Portfolio. Health Care Portfolio also was among the leaders, largely on the strength of its performance during the more risk-averse spring and early summer months. In foreign developed-markets equities, large-growth offering Fidelity International Capital Appreciation Fund benefited from solid stock picking across several market sectors. Within fixed income, Fidelity High Income Fund, a high-yield fund, and Fidelity New Markets Income Fund, which invests in EM bonds, were meaningful contributors. On the downside, additional detractors included Energy Portfolio and Energy Service Portfolio, due, in part, to weak global demand for commodities and energy-related products. Additionally, Electronics Portfolio, Computers Portfolio and Utilities Portfolio notably hampered performance in several of the Portfolios. On the fixed-income side, Fidelity Floating Rate High Income Fund dampened returns in the 50%, 60% and 70% Portfolios, but was a modest contributor in the 20% Portfolio.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2012 to December 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, each Fund, as a shareholder in underlying Fidelity Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Funds. These fees and expenses are not included in each Fund's annualized expense ratio used to calculate the expense estimates in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of each fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, each Fund, as a shareholder in underlying Fidelity Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Funds. These fees and expenses are not included in each Fund's annualized expense ratio used to calculate the expense estimates in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period* July 1, 2012 to December 31, 2012
VIP FundsManager 20% Portfolio
Service Class	.20%
Actual		$ 1,000.00	$ 1,026.00	$ 1.02
HypotheticalA		$ 1,000.00	$ 1,024.13	$ 1.02
Service Class 2.35%
Actual		$ 1,000.00	$ 1,024.50	$ 1.78
HypotheticalA		$ 1,000.00	$ 1,023.38	$ 1.78
Investor Class	.20%
Actual		$ 1,000.00	$ 1,025.10	$ 1.02
HypotheticalA		$ 1,000.00	$ 1,024.13	$ 1.02
VIP FundsManager 50% Portfolio
Service Class	.20%
Actual		$ 1,000.00	$ 1,048.80	$ 1.03
HypotheticalA		$ 1,000.00	$ 1,024.13	$ 1.02
Service Class 2.35%
Actual		$ 1,000.00	$ 1,047.50	$ 1.80
HypotheticalA		$ 1,000.00	$ 1,023.38	$ 1.78
Investor Class	.20%
Actual		$ 1,000.00	$ 1,047.80	$ 1.03
HypotheticalA		$ 1,000.00	$ 1,024.13	$ 1.02
	Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period* July 1, 2012 to December 31, 2012
VIP FundsManager 60% Portfolio
Service Class	.20%
Actual		$ 1,000.00	$ 1,056.10	$ 1.03
HypotheticalA		$ 1,000.00	$ 1,024.13	$ 1.02
Service Class 2.35%
Actual		$ 1,000.00	$ 1,055.80	$ 1.81
HypotheticalA		$ 1,000.00	$ 1,023.38	$ 1.78
Investor Class	.20%
Actual		$ 1,000.00	$ 1,056.10	$ 1.03
HypotheticalA		$ 1,000.00	$ 1,024.13	$ 1.02
VIP FundsManager 70% Portfolio
Service Class	.20%
Actual		$ 1,000.00	$ 1,063.90	$ 1.04
HypotheticalA		$ 1,000.00	$ 1,024.13	$ 1.02
Service Class 2.35%
Actual		$ 1,000.00	$ 1,062.60	$ 1.81
HypotheticalA		$ 1,000.00	$ 1,023.38	$ 1.78
Investor Class	.20%
Actual		$ 1,000.00	$ 1,063.90	$ 1.04
HypotheticalA		$ 1,000.00	$ 1,024.13	$ 1.02
VIP FundsManager 85% Portfolio
Service Class	.20%
Actual		$ 1,000.00	$ 1,070.10	$ 1.04
HypotheticalA		$ 1,000.00	$ 1,024.13	$ 1.02
Service Class 2.35%
Actual		$ 1,000.00	$ 1,070.00	$ 1.82
HypotheticalA		$ 1,000.00	$ 1,023.38	$ 1.78
Investor Class	.20%
Actual		$ 1,000.00	$ 1,070.10	$ 1.04
HypotheticalA		$ 1,000.00	$ 1,024.13	$ 1.02

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Funds in which the Funds invest are not included in each class' annualized expense ratio.

Annual Report

VIP FundsManager 20% Portfolio

Investment Changes (Unaudited)

Fund Holdings as of December 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Domestic Equity Funds
Fidelity 130/30 Large Cap Fund	0.0	0.0*
Fidelity Air Transportation Portfolio	0.0*	0.1
Fidelity Automotive Portfolio	0.1	0.1
Fidelity Banking Portfolio	0.7	0.7
Fidelity Biotechnology Portfolio	0.3	0.3
Fidelity Blue Chip Growth Fund	0.0*	0.0*
Fidelity Brokerage & Investment Management Portfolio	0.5	0.3
Fidelity Capital Appreciation Fund	0.5	0.6
Fidelity Chemicals Portfolio	0.0*	0.0*
Fidelity Commodity Strategy Fund	0.0*	0.0*
Fidelity Communications Equipment Portfolio	0.2	0.2
Fidelity Computers Portfolio	0.4	0.4
Fidelity Construction & Housing Portfolio	0.4	0.4
Fidelity Consumer Discretionary Portfolio	0.8	0.7
Fidelity Consumer Finance Portfolio	0.3	0.2
Fidelity Consumer Staples Portfolio	1.5	1.7
Fidelity Contrafund	0.0*	0.0*
Fidelity Defense & Aerospace Portfolio	0.0*	0.0*
Fidelity Disciplined Equity Fund	0.0*	0.0*
Fidelity Dividend Growth Fund	0.0*	0.0*
Fidelity Electronics Portfolio	0.3	0.4
Fidelity Energy Portfolio	0.9	0.5
Fidelity Energy Service Portfolio	0.6	0.4
Fidelity Environmental & Alternative Energy Portfolio	0.0*	0.0*
Fidelity Equity Dividend Income Fund	0.0*	0.0*
Fidelity Equity-Income Fund	0.6	0.0*
Fidelity Financial Services Portfolio	0.4	0.2
Fidelity Fund	0.0*	0.0*
Fidelity Global Commodity Stock Fund	0.0*	0.0*
Fidelity Gold Portfolio	0.4	0.4
Fidelity Growth Company Fund	0.0*	0.0*
Fidelity Health Care Portfolio	1.2	1.3
Fidelity Independence Fund	0.2	0.0*
Fidelity Industrial Equipment Portfolio	0.4	0.4
Fidelity Industrials Portfolio	0.9	0.9
Fidelity Insurance Portfolio	0.5	0.5
Fidelity IT Services Portfolio	0.3	0.5

	% of fund's net assets	% of fund's net assets 6 months ago
Fidelity Large Cap Stock Fund	0.1	0.0*
Fidelity Large Cap Value Fund	0.0*	0.0*
Fidelity Leisure Portfolio	0.1	0.1
Fidelity Leveraged Company Stock Fund	0.0*	0.0*
Fidelity Magellan Fund	0.0*	0.0*
Fidelity Materials Portfolio	0.0*	0.0*
Fidelity Medical Delivery Portfolio	0.0*	0.1
Fidelity Medical Equipment & Systems Portfolio	0.0*	0.0*
Fidelity Mega Cap Stock Fund	0.3	0.2
Fidelity Mid-Cap Stock Fund	0.0*	0.0*
Fidelity Multimedia Portfolio	0.4	0.2
Fidelity Natural Gas Portfolio	0.0*	0.0*
Fidelity Natural Resources Portfolio	0.0*	0.0*
Fidelity Pharmaceuticals Portfolio	0.4	0.4
Fidelity Real Estate Investment Portfolio	0.3	0.3
Fidelity Retailing Portfolio	0.3	0.3
Fidelity Small Cap Growth Fund	0.0*	0.0*
Fidelity Small Cap Stock Fund	0.0*	0.0*
Fidelity Small Cap Value Fund	0.0*	0.0*
Fidelity Software & Computer Services Portfolio	1.2	1.2
Fidelity Technology Portfolio	0.2	0.2
Fidelity Telecom and Utilities Fund	0.5	0.7
Fidelity Telecommunications Portfolio	0.2	0.1
Fidelity Transportation Portfolio	0.1	0.1
Fidelity Utilities Portfolio	0.0*	0.1
Spartan Extended Market Index Fund Investor Class	0.0*	0.0*
Spartan Total Market Index Fund Investor Class	0.0*	0.0*
VIP Energy Portfolio Investor Class	0.4	0.4
VIP Mid Cap Portfolio Investor Class	0.0*	0.0*
	16.9	15.6
International Equity Funds
Fidelity Canada Fund	0.0*	0.0*
Fidelity China Region Fund	0.1	0.0
Fidelity Diversified International Fund	0.6	0.6
Fidelity Emerging Asia Fund	0.7	0.1
Fidelity Emerging Markets Fund	0.3	0.0*
Fidelity International Capital Appreciation Fund	0.2	0.2
Fund Holdings as of December 31, 2012 - continued
	% of fund's net assets	% of fund's net assets 6 months ago
International Equity Funds - continued
Fidelity International Discovery Fund	0.5	0.0*
Fidelity International Real Estate Fund	0.1	0.1
Fidelity International Small Cap Fund	0.0*	0.0*
Fidelity International Small Cap Opportunities Fund	0.3	0.3
Fidelity International Value Fund	0.1	0.1
Fidelity Japan Fund	0.0*	0.1
Fidelity Japan Smaller Companies Fund	0.0*	0.1
Fidelity Nordic Fund	0.2	0.2
Fidelity Overseas Fund	0.0*	0.0*
Fidelity Pacific Basin Fund	0.2	0.2
Spartan International Index Fund Investor Class	1.0	1.0
	4.3	3.0
Fixed-Income Funds
Fidelity Floating Rate High Income Fund	2.7	2.7
Fidelity Focused High Income Fund	0.3	0.3
Fidelity High Income Fund	1.7	1.8
Fidelity New Markets Income Fund	1.1	0.9
Fidelity Real Estate Income Fund	0.3	0.2
Spartan U.S. Bond Index Fund Investor Class	49.5	49.7
	55.6	55.6
Money Market Funds
Fidelity Institutional Money Market Portfolio Class I	2.0	2.2
Fidelity Institutional Prime Money Market Portfolio Class I	16.1	21.4
Fidelity Select Money Market Portfolio	5.1	2.2
	23.2	25.8
Net Other Assets (Liabilities)*	0.0	0.0
	100.0	100.0

* Amount represents less than 0.1%

Asset Allocation (% of fund's net assets)
As of December 31, 2012
Domestic Equity Funds	16.9%
International Equity Funds	4.3%
Fixed Income Funds	55.6%
Money Market Funds	23.2%

As of June 30, 2012
Domestic Equity Funds	15.6%
International Equity Funds	3.0%
Fixed Income Funds	55.6%
Money Market Funds	25.8%

Annual Report

VIP FundsManager 20% Portfolio

Investments December 31, 2012

Showing Percentage of Net Assets

Equity Funds - 21.2%
	Shares	Value
Domestic Equity Funds - 16.9%
Fidelity Air Transportation Portfolio	3,169	$ 127,877
Fidelity Automotive Portfolio	7,897	308,146
Fidelity Banking Portfolio	231,079	4,462,144
Fidelity Biotechnology Portfolio	19,275	2,120,052
Fidelity Blue Chip Growth Fund	510	25,018
Fidelity Brokerage & Investment Management Portfolio	61,566	3,087,543
Fidelity Capital Appreciation Fund	116,417	3,420,328
Fidelity Chemicals Portfolio	2,123	252,832
Fidelity Commodity Strategy Fund (a)	1,164	9,582
Fidelity Communications Equipment Portfolio	42,671	989,105
Fidelity Computers Portfolio	42,813	2,630,862
Fidelity Construction & Housing Portfolio	58,466	2,850,792
Fidelity Consumer Discretionary Portfolio	212,087	5,416,693
Fidelity Consumer Finance Portfolio	129,824	1,894,138
Fidelity Consumer Staples Portfolio	119,486	9,561,239
Fidelity Contrafund	288	22,323
Fidelity Defense & Aerospace Portfolio	1,219	106,144
Fidelity Disciplined Equity Fund	496	12,078
Fidelity Dividend Growth Fund	2,172	64,954
Fidelity Electronics Portfolio	42,811	1,954,310
Fidelity Energy Portfolio	110,465	5,612,750
Fidelity Energy Service Portfolio (a)	59,924	3,996,959
Fidelity Environmental & Alternative Energy Portfolio	10,997	187,492
Fidelity Equity Dividend Income Fund	710	13,834
Fidelity Equity-Income Fund	84,568	3,979,748
Fidelity Financial Services Portfolio	37,129	2,293,070
Fidelity Fund	655	23,438
Fidelity Global Commodity Stock Fund	3,747	55,490
Fidelity Gold Portfolio	67,060	2,479,897
Fidelity Growth Company Fund	1,169	109,155
Fidelity Health Care Portfolio	60,371	8,092,667
Fidelity Independence Fund	58,949	1,527,957
Fidelity Industrial Equipment Portfolio	71,501	2,639,807
Fidelity Industrials Portfolio	225,530	5,773,570
Fidelity Insurance Portfolio	63,590	3,280,588
Fidelity IT Services Portfolio	78,915	1,987,075
Fidelity Large Cap Stock Fund	13,531	277,248
Fidelity Large Cap Value Fund	10,184	119,361
Fidelity Leisure Portfolio	3,666	372,167
Fidelity Leveraged Company Stock Fund	196	6,305
Fidelity Magellan Fund	383	28,027
Fidelity Materials Portfolio	815	58,169
Fidelity Medical Delivery Portfolio	1,438	82,470
Fidelity Medical Equipment & Systems Portfolio	2,217	61,828
Fidelity Mega Cap Stock Fund	156,005	1,854,905
Fidelity Mid-Cap Stock Fund	2,135	62,726
Fidelity Multimedia Portfolio	39,221	2,249,300
Fidelity Natural Gas Portfolio	147	4,545
Fidelity Natural Resources Portfolio	3,168	102,164

	Shares	Value
Fidelity Pharmaceuticals Portfolio	185,493	$ 2,789,811
Fidelity Real Estate Investment Portfolio	57,088	1,834,819
Fidelity Retailing Portfolio	28,225	1,755,298
Fidelity Small Cap Growth Fund	8,687	137,163
Fidelity Small Cap Stock Fund	3,205	57,982
Fidelity Small Cap Value Fund	14,306	231,470
Fidelity Software & Computer Services Portfolio	93,034	7,655,739
Fidelity Technology Portfolio (a)	12,153	1,231,264
Fidelity Telecom and Utilities Fund	168,831	3,147,009
Fidelity Telecommunications Portfolio	24,195	1,230,795
Fidelity Transportation Portfolio	10,143	522,151
Fidelity Utilities Portfolio	3,945	223,500
Spartan Extended Market Index Fund Investor Class	284	11,334
Spartan Total Market Index Fund Investor Class	3,449	142,169
VIP Energy Portfolio Investor Class	140,390	2,737,608
VIP Mid Cap Portfolio Investor Class	87	2,642
TOTAL DOMESTIC EQUITY FUNDS		110,359,626
International Equity Funds - 4.3%
Fidelity Canada Fund	2,489	133,212
Fidelity China Region Fund	30,739	942,464
Fidelity Diversified International Fund	135,209	4,048,158
Fidelity Emerging Asia Fund	150,873	4,509,583
Fidelity Emerging Markets Fund	79,541	1,846,153
Fidelity International Capital Appreciation Fund	107,925	1,496,924
Fidelity International Discovery Fund	89,836	2,970,874
Fidelity International Real Estate Fund	32,760	311,876
Fidelity International Small Cap Fund	6,577	133,841
Fidelity International Small Cap Opportunities Fund	170,991	1,935,616
Fidelity International Value Fund	111,286	842,435
Fidelity Japan Fund	3,321	32,647
Fidelity Japan Smaller Companies Fund	5,891	53,435
Fidelity Nordic Fund	35,761	1,140,763
Fidelity Overseas Fund	447	14,449
Fidelity Pacific Basin Fund	41,342	1,031,902
Spartan International Index Fund Investor Class	190,337	6,524,768
TOTAL INTERNATIONAL EQUITY FUNDS		27,969,100
TOTAL EQUITY FUNDS (Cost $123,290,039)		138,328,726
Fixed-Income Funds - 55.6%

Fidelity Floating Rate High Income Fund	1,778,204	17,639,788
Fidelity Focused High Income Fund	229,962	2,159,339
Fidelity High Income Fund	1,222,286	11,416,150
Fidelity New Markets Income Fund	406,927	7,243,299
Fixed-Income Funds - continued
	Shares	Value
Fidelity Real Estate Income Fund	155,863	$ 1,776,838
Spartan U.S. Bond Index Fund Investor Class	27,140,809	322,704,210
TOTAL FIXED-INCOME FUNDS (Cost $343,345,568)		362,939,624
Money Market Funds - 23.2%

Fidelity Institutional Money Market Portfolio Class I	13,192,892	13,192,892
Fidelity Institutional Prime Money Market Portfolio Class I	104,987,825	104,987,825
Fidelity Select Money Market Portfolio	32,966,488	32,966,488
TOTAL MONEY MARKET FUNDS (Cost $151,147,205)		151,147,205
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $617,782,812)		652,415,555
NET OTHER ASSETS (LIABILITIES) - 0.0%		(108,062)
NET ASSETS - 100%		$ 652,307,493
Legend
(a) Non-income producing
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP FundsManager 20% Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2012

Assets
Investment in securities, at value (cost $617,782,812) - See accompanying schedule		$ 652,415,555
Cash		7
Receivable for fund shares sold		165,529
Total assets		652,581,091

Liabilities
Payable for investments purchased	$ 159,912
Payable for fund shares redeemed	5,617
Accrued management fee	107,911
Distribution and service plan fees payable	158
Total liabilities		273,598

Net Assets		$ 652,307,493
Net Assets consist of:
Paid in capital		$ 616,842,641
Accumulated undistributed net realized gain (loss) on investments		832,109
Net unrealized appreciation (depreciation) on investments		34,632,743
Net Assets		$ 652,307,493

Statement of Assets and Liabilities - continued

December 31, 2012

Service Class: Net Asset Value, offering price and redemption price per share ($70,551 ÷ 6,356 shares)	$ 11.10

Service Class 2: Net Asset Value, offering price and redemption price per share ($1,273,821 ÷ 114,925 shares)	$ 11.08

Investor Class: Net Asset Value, offering price and redemption price per share ($650,963,121 ÷ 58,673,344 shares)	$ 11.09

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP FundsManager 20% Portfolio

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2012

Investment Income
Income distributions from underlying funds		$ 10,150,752

Expenses
Management fee	$ 1,481,280
Distribution and service plan fees	3,332
Independent trustees' compensation	2,083
Total expenses before reductions	1,486,695
Expense reductions	(298,166)	1,188,529
Net investment income (loss)		8,962,223
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	3,117,465
Capital gain distributions from underlying funds	5,072,907
Total net realized gain (loss)		8,190,372
Change in net unrealized appreciation (depreciation) on underlying funds		14,648,998
Net gain (loss)		22,839,370
Net increase (decrease) in net assets resulting from operations		$ 31,801,593

Statement of Changes in Net Assets

	Year ended December 31, 2012	Year ended December 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 8,962,223	$ 8,603,669
Net realized gain (loss)	8,190,372	7,076,067
Change in net unrealized appreciation (depreciation)	14,648,998	(5,837,126)
Net increase (decrease) in net assets resulting from operations	31,801,593	9,842,610
Distributions to shareholders from net investment income	(8,950,931)	(8,600,023)
Distributions to shareholders from net realized gain	(1,790,569)	(983,033)
Total distributions	(10,741,500)	(9,583,056)
Share transactions - net increase (decrease)	96,242,937	142,882,053
Total increase (decrease) in net assets	117,303,030	143,141,607

Net Assets
Beginning of period	535,004,463	391,862,856
End of period	$ 652,307,493	$ 535,004,463

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 10.68	$ 10.63	$ 10.07	$ 9.27	$ 10.48
Income from Investment Operations
Net investment income (loss) C	.17	.20	.19	.21	.34
Net realized and unrealized gain (loss)	.44	.05	.55	.76	(1.21)
Total from investment operations	.61	.25	.74	.97	(.87)
Distributions from net investment income	(.16)	(.18)	(.17)	(.16)	(.30)
Distributions from net realized gain	(.03)	(.02)	(.01)	(.01)	(.04)
Total distributions	(.19)	(.20)	(.18)	(.17) G	(.34) F
Net asset value, end of period	$ 11.10	$ 10.68	$ 10.63	$ 10.07	$ 9.27
Total Return A, B	5.68%	2.30%	7.36%	10.43%	(8.33)%
Ratios to Average Net Assets D, E
Expenses before reductions	.35%	.35%	.35%	.35%	.35%
Expenses net of fee waivers, if any	.20%	.20%	.20%	.20%	.20%
Expenses net of all reductions	.20%	.20%	.20%	.20%	.20%
Net investment income (loss)	1.51%	1.84%	1.84%	2.19%	3.33%
Supplemental Data
Net assets, end of period (000 omitted)	$ 71	$ 64	$ 67	$ 61	$ 88
Portfolio turnover rate	17%	12%	14%	31%	64%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

F Total distributions of $.34 per share is comprised of distributions from net investment income of $.302 and distributions from net realized gain of $.035 per share.

G Total distributions of $.17 per share is comprised of distributions from net investment income of $.161 and distributions from net realized gain of $.006 per share.

Financial Highlights - Service Class 2

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 10.67	$ 10.62	$ 10.06	$ 9.28	$ 10.48
Income from Investment Operations
Net investment income (loss) C	.15	.18	.18	.20	.32
Net realized and unrealized gain (loss)	.43	.05	.55	.74	(1.20)
Total from investment operations	.58	.23	.73	.94	(.88)
Distributions from net investment income	(.14)	(.16)	(.16)	(.16)	(.29)
Distributions from net realized gain	(.03)	(.02)	(.01)	(.01)	(.04)
Total distributions	(.17)	(.18)	(.17)	(.16) G	(.32) F
Net asset value, end of period	$ 11.08	$ 10.67	$ 10.62	$ 10.06	$ 9.28
Total Return A, B	5.43%	2.20%	7.24%	10.14%	(8.40)%
Ratios to Average Net Assets D, E
Expenses before reductions	.50%	.50%	.50%	.50%	.50%
Expenses net of fee waivers, if any	.35%	.35%	.35%	.35%	.35%
Expenses net of all reductions	.35%	.35%	.35%	.35%	.35%
Net investment income (loss)	1.36%	1.69%	1.69%	2.04%	3.18%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,274	$ 1,373	$ 569	$ 425	$ 88
Portfolio turnover rate	17%	12%	14%	31%	64%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

F Total distributions of $.32 per share is comprised of distributions from net investment income of $.285 and distributions from net realized gain of $.035 per share.

G Total distributions of $.16 per share is comprised of distributions from net investment income of $.155 and distributions from net realized gain of $.006 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 10.68	$ 10.63	$ 10.06	$ 9.27	$ 10.48
Income from Investment Operations
Net investment income (loss) C	.17	.20	.19	.21	.33
Net realized and unrealized gain (loss)	.43	.05	.56	.75	(1.20)
Total from investment operations	.60	.25	.75	.96	(.87)
Distributions from net investment income	(.16)	(.18)	(.17)	(.16)	(.30)
Distributions from net realized gain	(.03)	(.02)	(.01)	(.01)	(.04)
Total distributions	(.19)	(.20)	(.18)	(.17) G	(.34) F
Net asset value, end of period	$ 11.09	$ 10.68	$ 10.63	$ 10.06	$ 9.27
Total Return A, B	5.58%	2.31%	7.47%	10.32%	(8.33)%
Ratios to Average Net Assets D, E
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.20%	.20%	.20%	.20%	.20%
Expenses net of all reductions	.20%	.20%	.20%	.20%	.20%
Net investment income (loss)	1.51%	1.84%	1.84%	2.19%	3.33%
Supplemental Data
Net assets, end of period (000 omitted)	$ 650,963	$ 533,568	$ 391,226	$ 270,852	$ 153,110
Portfolio turnover rate	17%	12%	14%	31%	64%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

F Total distributions of $.34 per share is comprised of distributions from net investment income of $.302 and distributions from net realized gain of $.035 per share.

G Total distributions of $.17 per share is comprised of distributions from net investment income of $.161 and distributions from net realized gain of $.006 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP FundsManager 50% Portfolio

Investment Changes (Unaudited)

Fund Holdings as of December 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Domestic Equity Funds
Fidelity 130/30 Large Cap Fund	0.0	0.0*
Fidelity Air Transportation Portfolio	0.1	0.1
Fidelity Automotive Portfolio	0.1	0.2
Fidelity Banking Portfolio	1.5	1.6
Fidelity Biotechnology Portfolio	0.7	0.9
Fidelity Blue Chip Growth Fund	0.0*	0.0*
Fidelity Brokerage & Investment Management Portfolio	0.7	0.0*
Fidelity Capital Appreciation Fund	0.8	1.1
Fidelity Chemicals Portfolio	0.4	0.3
Fidelity Commodity Strategy Fund	0.0*	0.0*
Fidelity Communications Equipment Portfolio	0.0*	0.0*
Fidelity Computers Portfolio	1.2	1.0
Fidelity Construction & Housing Portfolio	1.3	0.8
Fidelity Consumer Discretionary Portfolio	1.1	1.4
Fidelity Consumer Finance Portfolio	0.4	0.1
Fidelity Consumer Staples Portfolio	2.9	3.7
Fidelity Contrafund	0.1	0.1
Fidelity Defense & Aerospace Portfolio	0.1	0.1
Fidelity Disciplined Equity Fund	0.0*	0.0*
Fidelity Dividend Growth Fund	0.1	0.2
Fidelity Electronics Portfolio	0.4	0.8
Fidelity Energy Portfolio	2.2	1.6
Fidelity Energy Service Portfolio	1.1	0.5
Fidelity Environmental & Alternative Energy Portfolio	0.0*	0.1
Fidelity Equity Dividend Income Fund	0.0*	0.0*
Fidelity Equity-Income Fund	0.3	0.0*
Fidelity Financial Services Portfolio	1.8	1.1
Fidelity Fund	0.0*	0.1
Fidelity Global Commodity Stock Fund	0.0*	0.0*
Fidelity Gold Portfolio	0.5	0.7
Fidelity Growth Company Fund	0.5	0.7
Fidelity Health Care Portfolio	1.8	1.2
Fidelity Independence Fund	0.1	0.0*
Fidelity Industrial Equipment Portfolio	1.2	0.8
Fidelity Industrials Portfolio	1.4	1.4
Fidelity Insurance Portfolio	1.0	1.4
Fidelity IT Services Portfolio	0.6	0.9

	% of fund's net assets	% of fund's net assets 6 months ago
Fidelity Large Cap Stock Fund	0.2	0.0*
Fidelity Large Cap Value Fund	0.0*	0.0*
Fidelity Leisure Portfolio	0.2	0.4
Fidelity Leveraged Company Stock Fund	0.0*	0.0*
Fidelity Magellan Fund	0.0*	0.0*
Fidelity Materials Portfolio	0.0*	0.0*
Fidelity Medical Delivery Portfolio	0.4	0.7
Fidelity Medical Equipment & Systems Portfolio	0.0*	0.1
Fidelity Mega Cap Stock Fund	1.4	0.3
Fidelity Mid Cap Value Fund	0.0*	0.0*
Fidelity Mid-Cap Stock Fund	0.0*	0.0*
Fidelity Multimedia Portfolio	1.1	0.4
Fidelity Nasdaq Composite Index Fund	0.0*	0.1
Fidelity Natural Gas Portfolio	0.1	0.1
Fidelity Natural Resources Portfolio	0.0*	0.0*
Fidelity Pharmaceuticals Portfolio	1.0	1.3
Fidelity Real Estate Investment Portfolio	0.3	0.4
Fidelity Retailing Portfolio	0.6	0.8
Fidelity Small Cap Growth Fund	0.0*	0.0*
Fidelity Small Cap Stock Fund	0.0*	0.0*
Fidelity Small Cap Value Fund	0.0*	0.0*
Fidelity Software & Computer Services Portfolio	1.0	1.1
Fidelity Technology Portfolio	2.1	2.4
Fidelity Telecom and Utilities Fund	0.5	0.7
Fidelity Telecommunications Portfolio	1.0	1.0
Fidelity Transportation Portfolio	0.2	0.3
Fidelity Utilities Portfolio	0.7	0.9
Fidelity Value Strategies Fund	0.1	0.0
Spartan 500 Index Fund Investor Class	0.0*	0.0*
Spartan Extended Market Index Fund Investor Class	0.7	1.1
Spartan Total Market Index Fund Investor Class	0.8	1.3
VIP Mid Cap Portfolio Investor Class	0.0*	0.0*
	36.8	36.3
International Equity Funds
Fidelity Canada Fund	0.0*	0.2
Fidelity China Region Fund	0.5	0.1
Fidelity Diversified International Fund	1.0	1.2
Fund Holdings as of December 31, 2012 - continued
	% of fund's net assets	% of fund's net assets 6 months ago
International Equity Funds - continued
Fidelity Emerging Asia Fund	1.9	0.5
Fidelity Emerging Markets Fund	0.2	0.2
Fidelity International Capital Appreciation Fund	0.6	0.9
Fidelity International Discovery Fund	4.2	0.0*
Fidelity International Growth Fund	0.3	0.5
Fidelity International Real Estate Fund	0.1	0.1
Fidelity International Small Cap Fund	0.1	0.2
Fidelity International Small Cap Opportunities Fund	0.4	0.6
Fidelity International Value Fund	0.1	0.1
Fidelity Japan Fund	0.1	0.2
Fidelity Japan Smaller Companies Fund	0.1	0.2
Fidelity Latin America Fund	0.0*	0.1
Fidelity Nordic Fund	0.2	0.3
Fidelity Overseas Fund	0.1	0.0*
Fidelity Pacific Basin Fund	0.5	0.8
Spartan International Index Fund Investor Class	4.1	5.7
	14.5	11.9
Fixed-Income Funds
Fidelity Floating Rate High Income Fund	2.5	2.7
Fidelity Focused High Income Fund	0.5	0.3
Fidelity High Income Fund	1.4	1.8
Fidelity New Markets Income Fund	1.2	0.7
Fidelity Real Estate Income Fund	0.5	0.4
Spartan U.S. Bond Index Fund Investor Class	37.8	37.8
	43.9	43.7
Money Market Funds
Fidelity Institutional Prime Money Market Portfolio Class I	4.1	6.9
Fidelity Select Money Market Portfolio	0.7	1.2
	4.8	8.1
Net Other Assets (Liabilities)*	0.0	0.0
	100.0	100.0

* Amount represents less than 0.1%

Asset Allocation (% of fund's net assets)
As of December 31, 2012
Domestic Equity Funds	36.8%
International Equity Funds	14.5%
Fixed Income Funds	43.9%
Money Market Funds	4.8%

As of June 30, 2012
Domestic Equity Funds	36.3%
International Equity Funds	11.9%
Fixed Income Funds	43.7%
Money Market Funds	8.1%

Annual Report

VIP FundsManager 50% Portfolio

Investments December 31, 2012

Showing Percentage of Net Assets

Equity Funds - 51.3%
	Shares	Value
Domestic Equity Funds - 36.8%
Fidelity Air Transportation Portfolio	30,587	$ 1,234,173
Fidelity Automotive Portfolio	50,711	1,978,745
Fidelity Banking Portfolio	1,083,115	20,914,954
Fidelity Biotechnology Portfolio	84,799	9,327,057
Fidelity Blue Chip Growth Fund	3,832	187,959
Fidelity Brokerage & Investment Management Portfolio	206,843	10,373,195
Fidelity Capital Appreciation Fund	402,981	11,839,589
Fidelity Chemicals Portfolio	42,051	5,007,055
Fidelity Commodity Strategy Fund (a)	1,164	9,582
Fidelity Communications Equipment Portfolio	8,687	201,370
Fidelity Computers Portfolio	288,471	17,726,566
Fidelity Construction & Housing Portfolio	375,618	18,315,136
Fidelity Consumer Discretionary Portfolio	633,243	16,173,030
Fidelity Consumer Finance Portfolio	386,549	5,639,757
Fidelity Consumer Staples Portfolio	513,170	41,063,902
Fidelity Contrafund	12,640	980,514
Fidelity Defense & Aerospace Portfolio	12,606	1,097,765
Fidelity Disciplined Equity Fund	13,066	318,429
Fidelity Dividend Growth Fund	33,824	1,011,343
Fidelity Electronics Portfolio	133,668	6,101,953
Fidelity Energy Portfolio	619,081	31,455,529
Fidelity Energy Service Portfolio (a)	235,404	15,701,457
Fidelity Environmental & Alternative Energy Portfolio	25,775	439,463
Fidelity Equity Dividend Income Fund	534	10,395
Fidelity Equity-Income Fund	95,903	4,513,195
Fidelity Financial Services Portfolio	404,972	25,011,062
Fidelity Fund	16,471	589,817
Fidelity Global Commodity Stock Fund	4,552	67,413
Fidelity Gold Portfolio	209,105	7,732,711
Fidelity Growth Company Fund	72,697	6,788,403
Fidelity Health Care Portfolio	189,346	25,381,808
Fidelity Independence Fund	59,617	1,545,277
Fidelity Industrial Equipment Portfolio	462,105	17,060,928
Fidelity Industrials Portfolio	806,325	20,641,910
Fidelity Insurance Portfolio	266,154	13,730,869
Fidelity IT Services Portfolio	362,488	9,127,437
Fidelity Large Cap Stock Fund	114,562	2,347,385
Fidelity Large Cap Value Fund	32,569	381,705
Fidelity Leisure Portfolio	24,175	2,454,019
Fidelity Leveraged Company Stock Fund	769	24,783
Fidelity Magellan Fund	2,883	211,257
Fidelity Materials Portfolio	2,804	200,201
Fidelity Medical Delivery Portfolio	97,649	5,602,132
Fidelity Medical Equipment & Systems Portfolio	4,590	128,024
Fidelity Mega Cap Stock Fund	1,687,618	20,065,778
Fidelity Mid Cap Value Fund	19,161	341,068
Fidelity Mid-Cap Stock Fund	5,770	169,523
Fidelity Multimedia Portfolio	263,429	15,107,634
Fidelity Nasdaq Composite Index Fund	10,376	416,093

	Shares	Value
Fidelity Natural Gas Portfolio	38,301	$ 1,181,589
Fidelity Natural Resources Portfolio	3,468	111,847
Fidelity Pharmaceuticals Portfolio	979,485	14,731,454
Fidelity Real Estate Investment Portfolio	118,860	3,820,172
Fidelity Retailing Portfolio	137,268	8,536,702
Fidelity Small Cap Growth Fund	4,212	66,513
Fidelity Small Cap Stock Fund	7,892	142,761
Fidelity Small Cap Value Fund	8,821	142,720
Fidelity Software & Computer Services Portfolio	175,848	14,470,573
Fidelity Technology Portfolio (a)	294,898	29,876,166
Fidelity Telecom and Utilities Fund	354,999	6,617,183
Fidelity Telecommunications Portfolio	270,753	13,773,209
Fidelity Transportation Portfolio	53,379	2,747,932
Fidelity Utilities Portfolio	168,878	9,566,925
Fidelity Value Strategies Fund	28,853	913,502
Spartan 500 Index Fund Investor Class	2,903	146,558
Spartan Extended Market Index Fund Investor Class	251,272	10,028,271
Spartan Total Market Index Fund Investor Class	287,669	11,857,704
VIP Mid Cap Portfolio Investor Class	8,651	263,522
TOTAL DOMESTIC EQUITY FUNDS		525,744,653
International Equity Funds - 14.5%
Fidelity Canada Fund	2,618	140,084
Fidelity China Region Fund	245,117	7,515,285
Fidelity Diversified International Fund	471,335	14,111,784
Fidelity Emerging Asia Fund	916,065	27,381,168
Fidelity Emerging Markets Fund	143,088	3,321,076
Fidelity International Capital Appreciation Fund	629,691	8,733,811
Fidelity International Discovery Fund	1,818,914	60,151,481
Fidelity International Growth Fund	485,064	4,486,842
Fidelity International Real Estate Fund	143,730	1,368,313
Fidelity International Small Cap Fund	49,647	1,010,313
Fidelity International Small Cap Opportunities Fund	510,123	5,774,587
Fidelity International Value Fund	96,014	726,829
Fidelity Japan Fund	179,334	1,762,854
Fidelity Japan Smaller Companies Fund	151,773	1,376,579
Fidelity Latin America Fund	4,072	188,553
Fidelity Nordic Fund	76,865	2,452,002
Fidelity Overseas Fund	51,622	1,668,437
Fidelity Pacific Basin Fund	295,986	7,387,817
Spartan International Index Fund Investor Class	1,692,315	58,012,558
TOTAL INTERNATIONAL EQUITY FUNDS		207,570,373
TOTAL EQUITY FUNDS (Cost $647,036,552)		733,315,026
Fixed-Income Funds - 43.9%
	Shares	Value
Fidelity Floating Rate High Income Fund	3,554,267	$ 35,258,327
Fidelity Focused High Income Fund	755,492	7,094,068
Fidelity High Income Fund	2,104,371	19,654,829
Fidelity New Markets Income Fund	961,598	17,116,448
Fidelity Real Estate Income Fund	648,282	7,390,414
Spartan U.S. Bond Index Fund Investor Class	45,475,018	540,697,956
TOTAL FIXED-INCOME FUNDS (Cost $602,007,319)		627,212,042
Money Market Funds - 4.8%
	Shares	Value
Fidelity Institutional Prime Money Market Portfolio Class I	58,653,226	$ 58,653,226
Fidelity Select Money Market Portfolio	10,213,502	10,213,502
TOTAL MONEY MARKET FUNDS (Cost $68,866,728)		68,866,728
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $1,317,910,599)		1,429,393,796
NET OTHER ASSETS (LIABILITIES) - 0.0%		(238,063)
NET ASSETS - 100%		$ 1,429,155,733
Legend
(a) Non-income producing
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP FundsManager 50% Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2012

Assets
Investment in securities, at value (cost $1,317,910,599) - See accompanying schedule		$ 1,429,393,796
Cash		2
Receivable for investments sold		140,709
Receivable for fund shares sold		4,718,013
Total assets		1,434,252,520

Liabilities
Payable for investments purchased	$ 3,960,473
Payable for fund shares redeemed	898,249
Accrued management fee	227,899
Distribution and service plan fees payable	10,166
Total liabilities		5,096,787

Net Assets		$ 1,429,155,733
Net Assets consist of:
Paid in capital		$ 1,376,504,774
Accumulated undistributed net realized gain (loss) on investments		(58,832,238)
Net unrealized appreciation (depreciation) on investments		111,483,197
Net Assets		$ 1,429,155,733

Statement of Assets and Liabilities - continued

December 31, 2012

Service Class: Net Asset Value, offering price and redemption price per share ($72,055 ÷ 6,787 shares)	$ 10.62

Service Class 2: Net Asset Value, offering price and redemption price per share ($81,646,754 ÷ 7,712,608 shares)	$ 10.59

Investor Class: Net Asset Value, offering price and redemption price per share ($1,347,436,924 ÷ 126,943,618 shares)	$ 10.61

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2012

Investment Income
Income distributions from underlying funds		$ 19,391,048

Expenses
Management fee	$ 2,453,646
Distribution and service plan fees	184,692
Independent trustees' compensation	3,315
Total expenses before reductions	2,641,653
Expense reductions	(566,293)	2,075,360
Net investment income (loss)		17,315,688
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	7,494,733
Capital gain distributions from underlying funds	12,299,700
Total net realized gain (loss)		19,794,433
Change in net unrealized appreciation (depreciation) on underlying funds		51,810,378
Net gain (loss)		71,604,811
Net increase (decrease) in net assets resulting from operations		$ 88,920,499

Statement of Changes in Net Assets

	Year ended December 31, 2012	Year ended December 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 17,315,688	$ 13,511,476
Net realized gain (loss)	19,794,433	12,155,241
Change in net unrealized appreciation (depreciation)	51,810,378	(30,595,195)
Net increase (decrease) in net assets resulting from operations	88,920,499	(4,928,478)
Distributions to shareholders from net investment income	(17,293,629)	(13,480,797)
Distributions to shareholders from net realized gain	(3,690,979)	(1,686,437)
Total distributions	(20,984,608)	(15,167,234)
Share transactions - net increase (decrease)	595,783,166	112,807,742
Total increase (decrease) in net assets	663,719,057	92,712,030

Net Assets
Beginning of period	765,436,676	672,724,646
End of period	$ 1,429,155,733	$ 765,436,676

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.78	$ 10.02	$ 9.11	$ 7.80	$ 10.51
Income from Investment Operations
Net investment income (loss) C	.18	.19	.17	.17	.25
Net realized and unrealized gain (loss)	.82	(.23)	.91	1.30	(2.59)
Total from investment operations	1.00	(.04)	1.08	1.47	(2.34)
Distributions from net investment income	(.13)	(.18)	(.16)	(.15)	(.24)
Distributions from net realized gain	(.03)	(.02)	(.02)	(.01)	(.13)
Total distributions	(.16)	(.20)	(.17) G	(.16)	(.37) F
Net asset value, end of period	$ 10.62	$ 9.78	$ 10.02	$ 9.11	$ 7.80
Total Return A, B	10.24%	(.42)%	11.89%	18.82%	(22.48)%
Ratios to Average Net Assets D, E
Expenses before reductions	.35%	.35%	.35%	.35%	.35%
Expenses net of fee waivers, if any	.20%	.20%	.20%	.20%	.20%
Expenses net of all reductions	.20%	.20%	.20%	.20%	.20%
Net investment income (loss)	1.77%	1.84%	1.78%	2.07%	2.65%
Supplemental Data
Net assets, end of period (000 omitted)	$ 72	$ 59	$ 62	$ 58	$ 76
Portfolio turnover rate	15%	14%	16%	44%	70%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

F Total distributions of $.37 per share is comprised of distributions from net investment income of $.241 and distributions from net realized gain of $.125 per share.

G Total distributions of $.17 per share is comprised of distributions from net investment income of $.155 and distributions from net realized gain of $.018 per share.

Financial Highlights - Service Class 2

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.75	$ 10.01	$ 9.10	$ 7.79	$ 10.51
Income from Investment Operations
Net investment income (loss) C	.17	.17	.15	.16	.23
Net realized and unrealized gain (loss)	.82	(.24)	.92	1.30	(2.59)
Total from investment operations	.99	(.07)	1.07	1.46	(2.36)
Distributions from net investment income	(.12)	(.17)	(.14)	(.14)	(.24)
Distributions from net realized gain	(.03)	(.02)	(.02)	(.01)	(.13)
Total distributions	(.15)	(.19)	(.16)	(.15)	(.36) F
Net asset value, end of period	$ 10.59	$ 9.75	$ 10.01	$ 9.10	$ 7.79
Total Return A, B	10.12%	(.68)%	11.75%	18.76%	(22.63)%
Ratios to Average Net Assets D, E
Expenses before reductions	.50%	.50%	.50%	.50%	.50%
Expenses net of fee waivers, if any	.35%	.35%	.35%	.35%	.35%
Expenses net of all reductions	.35%	.35%	.35%	.35%	.35%
Net investment income (loss)	1.62%	1.69%	1.63%	1.92%	2.50%
Supplemental Data
Net assets, end of period (000 omitted)	$ 81,647	$ 17,800	$ 1,030	$ 550	$ 236
Portfolio turnover rate	15%	14%	16%	44%	70%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

F Total distributions of $.36 per share is comprised of distributions from net investment income of $.235 and distributions from net realized gain of $.125 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.78	$ 10.02	$ 9.11	$ 7.79	$ 10.51
Income from Investment Operations
Net investment income (loss) C	.18	.19	.17	.17	.25
Net realized and unrealized gain (loss)	.81	(.23)	.91	1.31	(2.60)
Total from investment operations	.99	(.04)	1.08	1.48	(2.35)
Distributions from net investment income	(.13)	(.18)	(.16)	(.15)	(.24)
Distributions from net realized gain	(.03)	(.02)	(.02)	(.01)	(.13)
Total distributions	(.16)	(.20)	(.17) G	(.16)	(.37) F
Net asset value, end of period	$ 10.61	$ 9.78	$ 10.02	$ 9.11	$ 7.79
Total Return A, B	10.13%	(.42)%	11.89%	18.98%	(22.57)%
Ratios to Average Net Assets D, E
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.20%	.20%	.20%	.20%	.20%
Expenses net of all reductions	.20%	.20%	.20%	.20%	.20%
Net investment income (loss)	1.77%	1.84%	1.78%	2.07%	2.65%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,347,437	$ 747,577	$ 671,632	$ 520,243	$ 334,788
Portfolio turnover rate	15%	14%	16%	44%	70%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

F Total distributions of $.37 per share is comprised of distributions from net investment income of $.241 and distributions from net realized gain of $.125 per share.

G Total distributions of $.17 per share is comprised of distributions from net investment income of $.155 and distributions from net realized gain of $.018 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP FundsManager 60% Portfolio

Investment Changes (Unaudited)

Fund Holdings as of December 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Domestic Equity Funds
Fidelity 130/30 Large Cap Fund	0.0	0.0*
Fidelity Air Transportation Portfolio	0.1	0.1
Fidelity Automotive Portfolio	0.2	0.2
Fidelity Banking Portfolio	1.9	1.7
Fidelity Biotechnology Portfolio	0.6	0.6
Fidelity Blue Chip Growth Fund	0.0*	0.0*
Fidelity Brokerage & Investment Management Portfolio	0.5	0.2
Fidelity Capital Appreciation Fund	0.5	0.6
Fidelity Chemicals Portfolio	0.6	0.6
Fidelity Commodity Strategy Fund	0.0*	0.0*
Fidelity Communications Equipment Portfolio	0.1	0.2
Fidelity Computers Portfolio	1.7	1.8
Fidelity Construction & Housing Portfolio	0.9	0.7
Fidelity Consumer Discretionary Portfolio	2.2	2.2
Fidelity Consumer Finance Portfolio	0.7	0.6
Fidelity Consumer Staples Portfolio	4.1	4.6
Fidelity Contrafund	0.0*	0.0*
Fidelity Defense & Aerospace Portfolio	0.0*	0.0*
Fidelity Disciplined Equity Fund	0.0*	0.0*
Fidelity Dividend Growth Fund	0.1	0.3
Fidelity Electronics Portfolio	0.3	0.5
Fidelity Energy Portfolio	2.8	2.0
Fidelity Energy Service Portfolio	0.9	0.6
Fidelity Environmental & Alternative Energy Portfolio	0.0*	0.0*
Fidelity Equity Dividend Income Fund	0.0*	0.0*
Fidelity Equity-Income Fund	0.1	0.0*
Fidelity Financial Services Portfolio	2.0	1.7
Fidelity Fund	0.0*	0.0*
Fidelity Global Commodity Stock Fund	0.0*	0.0*
Fidelity Gold Portfolio	0.6	0.8
Fidelity Growth Company Fund	0.3	0.4
Fidelity Health Care Portfolio	3.4	3.4
Fidelity Independence Fund	0.2	0.0*
Fidelity Industrial Equipment Portfolio	1.5	1.4
Fidelity Industrials Portfolio	2.0	1.9
Fidelity Insurance Portfolio	1.6	1.5
Fidelity IT Services Portfolio	0.9	1.0

	% of fund's net assets	% of fund's net assets 6 months ago
Fidelity Large Cap Stock Fund	0.8	0.6
Fidelity Large Cap Value Fund	0.0*	0.0*
Fidelity Leisure Portfolio	0.2	0.5
Fidelity Leveraged Company Stock Fund	0.0*	0.0*
Fidelity Magellan Fund	0.0*	0.0*
Fidelity Materials Portfolio	0.0*	0.0*
Fidelity Medical Delivery Portfolio	0.1	0.4
Fidelity Medical Equipment & Systems Portfolio	0.0*	0.0*
Fidelity Mega Cap Stock Fund	0.9	0.8
Fidelity Mid Cap Value Fund	0.0*	0.0*
Fidelity Multimedia Portfolio	0.6	0.6
Fidelity Natural Gas Portfolio	0.1	0.0*
Fidelity Natural Resources Portfolio	0.4	0.0*
Fidelity Pharmaceuticals Portfolio	1.2	1.2
Fidelity Real Estate Investment Portfolio	0.4	0.4
Fidelity Retailing Portfolio	0.7	0.7
Fidelity Small Cap Growth Fund	0.0*	0.0*
Fidelity Small Cap Value Fund	0.0*	0.0*
Fidelity Software & Computer Services Portfolio	2.0	2.0
Fidelity Stock Selector All Cap Fund	0.0*	0.0*
Fidelity Technology Portfolio	2.4	2.4
Fidelity Telecom and Utilities Fund	0.2	0.4
Fidelity Telecommunications Portfolio	1.5	1.4
Fidelity Transportation Portfolio	0.1	0.2
Fidelity Utilities Portfolio	1.3	1.5
Fidelity Value Fund	0.0*	0.0*
Fidelity Value Strategies Fund	0.1	0.0
Spartan 500 Index Fund Investor Class	0.0*	0.0*
Spartan Total Market Index Fund Investor Class	0.5	0.5
VIP Industrials Portfolio Investor Class	0.0*	0.0*
VIP Mid Cap Portfolio Investor Class	0.0*	0.0*
	44.3	43.2
International Equity Funds
Fidelity Canada Fund	0.0*	0.1
Fidelity China Region Fund	0.6	0.0*
Fidelity Diversified International Fund	3.8	3.3
Fidelity Emerging Asia Fund	1.4	0.7
Fund Holdings as of December 31, 2012 - continued
	% of fund's net assets	% of fund's net assets 6 months ago
International Equity Funds - continued
Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund	0.0*	0.0
Fidelity Emerging Markets Discovery Fund	0.0*	0.0
Fidelity Emerging Markets Fund	0.6	0.1
Fidelity International Capital Appreciation Fund	1.4	1.4
Fidelity International Discovery Fund	3.4	2.4
Fidelity International Growth Fund	0.4	0.4
Fidelity International Real Estate Fund	0.0*	0.0*
Fidelity International Small Cap Fund	0.1	0.1
Fidelity International Small Cap Opportunities Fund	0.7	0.6
Fidelity International Value Fund	0.4	0.5
Fidelity Japan Fund	0.0*	0.4
Fidelity Japan Smaller Companies Fund	0.1	0.3
Fidelity Latin America Fund	0.0*	0.1
Fidelity Nordic Fund	0.5	0.6
Fidelity Overseas Fund	0.1	0.0*
Fidelity Pacific Basin Fund	0.6	0.6
Spartan International Index Fund Investor Class	3.0	2.8
	17.1	14.4
Fixed-Income Funds
Fidelity Floating Rate High Income Fund	2.1	2.1
Fidelity Focused High Income Fund	0.7	0.7
Fidelity High Income Fund	1.5	1.5
Fidelity New Markets Income Fund	0.7	0.6
Fidelity Real Estate Income Fund	0.2	0.2
Spartan U.S. Bond Index Fund Investor Class	31.8	32.8
	37.0	37.9
Money Market Funds
Fidelity Institutional Prime Money Market Portfolio Class I	1.6	4.5
Net Other Assets (Liabilities)*	0.0	0.0
	100.0	100.0

* Amount represents less than 0.1%

Asset Allocation (% of fund's net assets)
As of December 31, 2012
Domestic Equity Funds	44.3%
International Equity Funds	17.1%
Fixed Income Funds	37.0%
Money Market Funds	1.6%

As of June 30, 2012
Domestic Equity Funds	43.2%
International Equity Funds	14.4%
Fixed Income Funds	37.9%
Money Market Funds	4.5%

Annual Report

VIP FundsManager 60% Portfolio

Investments December 31, 2012

Showing Percentage of Net Assets

Equity Funds - 61.4%
	Shares	Value
Domestic Equity Funds - 44.3%
Fidelity Air Transportation Portfolio	116,556	$ 4,703,042
Fidelity Automotive Portfolio	278,974	10,885,570
Fidelity Banking Portfolio	5,350,182	103,312,021
Fidelity Biotechnology Portfolio	311,477	34,259,357
Fidelity Blue Chip Growth Fund	16,685	818,389
Fidelity Brokerage & Investment Management Portfolio	515,244	25,839,484
Fidelity Capital Appreciation Fund	950,884	27,936,958
Fidelity Chemicals Portfolio	277,388	33,028,599
Fidelity Commodity Strategy Fund (a)	1,228	10,110
Fidelity Communications Equipment Portfolio	337,137	7,814,835
Fidelity Computers Portfolio	1,499,180	92,124,628
Fidelity Construction & Housing Portfolio	974,157	47,499,877
Fidelity Consumer Discretionary Portfolio	4,757,573	121,508,423
Fidelity Consumer Finance Portfolio	2,743,357	40,025,584
Fidelity Consumer Staples Portfolio	2,825,575	226,102,502
Fidelity Contrafund	9,087	704,858
Fidelity Defense & Aerospace Portfolio	15,850	1,380,240
Fidelity Disciplined Equity Fund	4,632	112,886
Fidelity Dividend Growth Fund	190,251	5,688,496
Fidelity Electronics Portfolio	358,801	16,379,243
Fidelity Energy Portfolio	3,026,560	153,779,499
Fidelity Energy Service Portfolio (a)	783,544	52,262,379
Fidelity Environmental & Alternative Energy Portfolio	4,625	78,859
Fidelity Equity Dividend Income Fund	5,080	98,956
Fidelity Equity-Income Fund	113,795	5,355,204
Fidelity Financial Services Portfolio	1,746,565	107,867,884
Fidelity Fund	1,871	67,017
Fidelity Global Commodity Stock Fund	87,324	1,293,262
Fidelity Gold Portfolio	840,740	31,090,570
Fidelity Growth Company Fund	200,611	18,733,043
Fidelity Health Care Portfolio	1,416,606	189,896,076
Fidelity Independence Fund	504,622	13,079,805
Fidelity Industrial Equipment Portfolio	2,199,555	81,207,585
Fidelity Industrials Portfolio	4,279,533	109,556,036
Fidelity Insurance Portfolio	1,682,016	86,775,215
Fidelity IT Services Portfolio	2,047,305	51,551,140
Fidelity Large Cap Stock Fund	2,051,992	42,045,322
Fidelity Large Cap Value Fund	28,684	336,179
Fidelity Leisure Portfolio	136,049	13,810,287
Fidelity Leveraged Company Stock Fund	4,348	140,106
Fidelity Magellan Fund	2,922	214,064
Fidelity Materials Portfolio	1,966	140,395
Fidelity Medical Delivery Portfolio	81,848	4,695,601
Fidelity Medical Equipment & Systems Portfolio	5,412	150,928
Fidelity Mega Cap Stock Fund	4,112,010	48,891,802
Fidelity Mid Cap Value Fund	5,671	100,942
Fidelity Multimedia Portfolio	586,645	33,644,103
Fidelity Natural Gas Portfolio	202,815	6,256,836

	Shares	Value
Fidelity Natural Resources Portfolio	624,605	$ 20,143,496
Fidelity Pharmaceuticals Portfolio	4,308,354	64,797,645
Fidelity Real Estate Investment Portfolio	618,759	19,886,929
Fidelity Retailing Portfolio	586,977	36,504,114
Fidelity Small Cap Growth Fund	105,486	1,665,630
Fidelity Small Cap Value Fund	26,048	421,464
Fidelity Software & Computer Services Portfolio	1,344,190	110,613,370
Fidelity Stock Selector All Cap Fund	4,465	126,401
Fidelity Technology Portfolio (a)	1,329,459	134,687,480
Fidelity Telecom and Utilities Fund	614,561	11,455,420
Fidelity Telecommunications Portfolio	1,586,653	80,713,047
Fidelity Transportation Portfolio	119,528	6,153,308
Fidelity Utilities Portfolio	1,310,562	74,243,313
Fidelity Value Fund	4,129	315,218
Fidelity Value Strategies Fund	129,539	4,101,214
Spartan 500 Index Fund Investor Class	2,292	115,705
Spartan Total Market Index Fund Investor Class	689,692	28,429,123
VIP Industrials Portfolio Investor Class	77,435	1,301,691
VIP Mid Cap Portfolio Investor Class	5,461	166,345
TOTAL DOMESTIC EQUITY FUNDS		2,449,095,110
International Equity Funds - 17.1%
Fidelity Canada Fund	2,319	124,115
Fidelity China Region Fund	1,044,408	32,021,553
Fidelity Diversified International Fund	7,079,624	211,963,951
Fidelity Emerging Asia Fund	2,544,882	76,066,527
Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund	75,181	691,663
Fidelity Emerging Markets Discovery Fund	9,729	121,518
Fidelity Emerging Markets Fund	1,465,443	34,012,943
Fidelity International Capital Appreciation Fund	5,759,576	79,885,324
Fidelity International Discovery Fund	5,707,487	188,746,582
Fidelity International Growth Fund	2,278,945	21,080,243
Fidelity International Real Estate Fund	170,943	1,627,374
Fidelity International Small Cap Fund	167,433	3,407,256
Fidelity International Small Cap Opportunities Fund	3,347,943	37,898,716
Fidelity International Value Fund	3,089,269	23,385,769
Fidelity Japan Fund	31,860	313,187
Fidelity Japan Smaller Companies Fund	651,546	5,909,521
Fidelity Latin America Fund	37,199	1,722,668
Fidelity Nordic Fund	839,056	26,765,900
Fidelity Overseas Fund	107,143	3,462,860
Fidelity Pacific Basin Fund	1,368,638	34,161,206
Equity Funds - continued
	Shares	Value
Spartan International Index Fund Investor Class	4,834,384	$ 165,722,701
TOTAL INTERNATIONAL EQUITY FUNDS		949,091,577
TOTAL EQUITY FUNDS (Cost $2,961,652,661)		3,398,186,687
Fixed-Income Funds - 37.0%

Fidelity Floating Rate High Income Fund	11,479,595	113,877,586
Fidelity Focused High Income Fund	4,190,665	39,350,349
Fidelity High Income Fund	8,866,793	82,815,850
Fidelity New Markets Income Fund	2,172,790	38,675,666
Fidelity Real Estate Income Fund	889,660	10,142,122
Spartan U.S. Bond Index Fund Investor Class	147,930,680	1,758,895,784
TOTAL FIXED-INCOME FUNDS (Cost $1,959,155,110)		2,043,757,357
Money Market Funds - 1.6%
	Shares	Value
Fidelity Institutional Prime Money Market Portfolio Class I (Cost $89,050,318)	89,050,318	$ 89,050,318
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $5,009,858,089)		5,530,994,362
NET OTHER ASSETS (LIABILITIES) - 0.0%		(948,831)
NET ASSETS - 100%		$ 5,530,045,531
Legend
(a) Non-income producing
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP FundsManager 60% Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2012

Assets
Investment in securities, at value (cost $5,009,858,089) - See accompanying schedule		$ 5,530,994,362
Receivable for investments sold		1,113,956
Receivable for fund shares sold		469,838
Total assets		5,532,578,156

Liabilities
Payable to custodian bank	$ 5
Payable for fund shares redeemed	1,583,794
Accrued management fee	917,263
Distribution and service plan fees payable	31,563
Total liabilities		2,532,625

Net Assets		$ 5,530,045,531
Net Assets consist of:
Paid in capital		$ 4,965,591,806
Undistributed net investment income		183,073
Accumulated undistributed net realized gain (loss) on investments		43,134,379
Net unrealized appreciation (depreciation) on investments		521,136,273
Net Assets		$ 5,530,045,531

Statement of Assets and Liabilities - continued

December 31, 2012

Service Class: Net Asset Value, offering price and redemption price per share ($66,055 ÷ 6,325 shares)	$ 10.44

Service Class 2: Net Asset Value, offering price and redemption price per share ($254,505,337 ÷ 24,403,944 shares)	$ 10.43

Investor Class: Net Asset Value, offering price and redemption price per share ($5,275,474,139 ÷ 505,272,786 shares)	$ 10.44

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2012

Investment Income
Income distributions from underlying funds		$ 88,031,971

Expenses
Management fee	$ 12,822,184
Distribution and service plan fees	561,765
Independent trustees' compensation	17,911
Total expenses before reductions	13,401,860
Expense reductions	(2,797,912)	10,603,948
Net investment income (loss)		77,428,023
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	31,789,684
Capital gain distributions from underlying funds	68,532,095
Total net realized gain (loss)		100,321,779
Change in net unrealized appreciation (depreciation) on underlying funds		354,606,172
Net gain (loss)		454,927,951
Net increase (decrease) in net assets resulting from operations		$ 532,355,974
Statement of Changes in Net Assets

	Year ended December 31, 2012	Year ended December 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 77,428,023	$ 59,337,413
Net realized gain (loss)	100,321,779	50,580,828
Change in net unrealized appreciation (depreciation)	354,606,172	(197,257,071)
Net increase (decrease) in net assets resulting from operations	532,355,974	(87,338,830)
Distributions to shareholders from net investment income	(77,244,951)	(59,310,251)
Distributions to shareholders from net realized gain	(17,703,186)	(8,964,775)
Total distributions	(94,948,137)	(68,275,026)
Share transactions - net increase (decrease)	952,857,500	1,711,187,747
Total increase (decrease) in net assets	1,390,265,337	1,555,573,891

Net Assets
Beginning of period	4,139,780,194	2,584,206,303
End of period (including undistributed net investment income of $183,073 and undistributed net investment income of $0, respectively)	$ 5,530,045,531	$ 4,139,780,194

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.53	$ 9.88	$ 8.83	$ 7.32	$ 10.29
Income from Investment Operations
Net investment income (loss) C	.15	.18	.16	.15	.25
Net realized and unrealized gain (loss)	.94	(.37)	1.03	1.51	(3.01)
Total from investment operations	1.09	(.19)	1.19	1.66	(2.76)
Distributions from net investment income	(.15)	(.14)	(.12)	(.13)	(.13)
Distributions from net realized gain	(.03)	(.02)	(.02)	(.01)	(.08)
Total distributions	(.18)	(.16)	(.14)	(.15) G	(.21) F
Net asset value, end of period	$ 10.44	$ 9.53	$ 9.88	$ 8.83	$ 7.32
Total Return A, B	11.48%	(1.92)%	13.49%	22.61%	(26.93)%
Ratios to Average Net Assets D, E
Expenses before reductions	.35%	.35%	.35%	.35%	.35%
Expenses net of fee waivers, if any	.20%	.20%	.20%	.20%	.20%
Expenses net of all reductions	.20%	.20%	.20%	.20%	.20%
Net investment income (loss)	1.51%	1.77%	1.77%	1.89%	2.75%
Supplemental Data
Net assets, end of period (000 omitted)	$ 66	$ 58	$ 60	$ 52	$ 65
Portfolio turnover rate	19%	9%	10%	38%	74%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

F Total distributions of $.21 per share is comprised of distributions from net investment income of $.133 and distributions from net realized gain of $.080 per share.

G Total distributions of $.15 per share is comprised of distributions from net investment income of $.134 and distributions from net realized gain of $.012 per share.

Financial Highlights - Service Class 2

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.52	$ 9.88	$ 8.83	$ 7.33	$ 10.29
Income from Investment Operations
Net investment income (loss) C	.14	.16	.15	.14	.23
Net realized and unrealized gain (loss)	.94	(.37)	1.03	1.50	(2.99)
Total from investment operations	1.08	(.21)	1.18	1.64	(2.76)
Distributions from net investment income	(.14)	(.13)	(.11)	(.12)	(.12)
Distributions from net realized gain	(.03)	(.02)	(.02)	(.01)	(.08)
Total distributions	(.17)	(.15)	(.13)	(.14) G	(.20) F
Net asset value, end of period	$ 10.43	$ 9.52	$ 9.88	$ 8.83	$ 7.33
Total Return A, B	11.35%	(2.08)%	13.35%	22.31%	(26.97)%
Ratios to Average Net Assets D, E
Expenses before reductions	.50%	.50%	.50%	.50%	.50%
Expenses net of fee waivers, if any	.35%	.35%	.35%	.35%	.35%
Expenses net of all reductions	.35%	.35%	.35%	.35%	.35%
Net investment income (loss)	1.36%	1.62%	1.62%	1.74%	2.59%
Supplemental Data
Net assets, end of period (000 omitted)	$ 254,505	$ 45,494	$ 125	$ 83	$ 76
Portfolio turnover rate	19%	9%	10%	38%	74%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

F Total distributions of $.20 per share is comprised of distributions from net investment income of $.119 and distributions from net realized gain of $.080 per share.

G Total distributions of $.14 per share is comprised of distributions from net investment income of $.124 and distributions from net realized gain of $.012 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.52	$ 9.88	$ 8.82	$ 7.32	$ 10.29
Income from Investment Operations
Net investment income (loss) C	.15	.17	.16	.15	.23
Net realized and unrealized gain (loss)	.95	(.37)	1.04	1.50	(2.99)
Total from investment operations	1.10	(.20)	1.20	1.65	(2.76)
Distributions from net investment income	(.15)	(.14)	(.12)	(.13)	(.13)
Distributions from net realized gain	(.03)	(.02)	(.02)	(.01)	(.08)
Total distributions	(.18)	(.16)	(.14)	(.15) G	(.21) F
Net asset value, end of period	$ 10.44	$ 9.52	$ 9.88	$ 8.82	$ 7.32
Total Return A, B	11.60%	(2.02)%	13.62%	22.48%	(26.93)%
Ratios to Average Net Assets D, E
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.20%	.20%	.20%	.20%	.20%
Expenses net of all reductions	.20%	.20%	.20%	.20%	.20%
Net investment income (loss)	1.51%	1.77%	1.77%	1.89%	2.75%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,275,474	$ 4,094,228	$ 2,584,021	$ 1,159,764	$ 593,277
Portfolio turnover rate	19%	9%	10%	38%	74%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

F Total distributions of $.21 per share is comprised of distributions from net investment income of $.133 and distributions from net realized gain of $.080 per share.

G Total distributions of $.15 per share is comprised of distributions from net investment income of $.134 and distributions from net realized gain of $.012 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP FundsManager 70% Portfolio

Investment Changes (Unaudited)

Fund Holdings as of December 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Domestic Equity Funds
Fidelity 130/30 Large Cap Fund	0.0	0.0*
Fidelity Air Transportation Portfolio	0.1	0.2
Fidelity Automotive Portfolio	0.1	0.1
Fidelity Banking Portfolio	2.1	2.0
Fidelity Biotechnology Portfolio	0.9	0.8
Fidelity Blue Chip Growth Fund	0.1	0.0*
Fidelity Brokerage & Investment Management Portfolio	0.7	0.3
Fidelity Capital Appreciation Fund	0.3	0.5
Fidelity Chemicals Portfolio	0.7	0.7
Fidelity Commodity Strategy Fund	0.0*	0.0*
Fidelity Communications Equipment Portfolio	0.0*	0.0*
Fidelity Computers Portfolio	1.7	1.7
Fidelity Construction & Housing Portfolio	1.1	0.8
Fidelity Consumer Discretionary Portfolio	1.7	1.8
Fidelity Consumer Finance Portfolio	0.3	0.2
Fidelity Consumer Staples Portfolio	4.6	4.9
Fidelity Contrafund	0.0*	0.0*
Fidelity Defense & Aerospace Portfolio	0.1	0.1
Fidelity Dividend Growth Fund	0.4	0.6
Fidelity Electronics Portfolio	0.2	0.2
Fidelity Energy Portfolio	2.9	2.3
Fidelity Energy Service Portfolio	1.2	0.6
Fidelity Environmental & Alternative Energy Portfolio	0.1	0.1
Fidelity Equity Dividend Income Fund	0.0*	0.0*
Fidelity Equity-Income Fund	0.0*	0.0*
Fidelity Financial Services Portfolio	2.4	1.9
Fidelity Fund	0.0*	0.0*
Fidelity Gold Portfolio	0.4	0.6
Fidelity Growth Company Fund	0.4	0.9
Fidelity Health Care Portfolio	1.2	1.3
Fidelity Independence Fund	0.4	0.0*
Fidelity Industrial Equipment Portfolio	1.1	1.0
Fidelity Industrials Portfolio	2.3	2.1
Fidelity Insurance Portfolio	1.4	1.3
Fidelity IT Services Portfolio	0.5	0.6
Fidelity Large Cap Stock Fund	0.1	0.1
Fidelity Large Cap Value Fund	0.0*	0.0*

	% of fund's net assets	% of fund's net assets 6 months ago
Fidelity Leisure Portfolio	0.0*	0.0*
Fidelity Leveraged Company Stock Fund	0.0*	0.0*
Fidelity Magellan Fund	0.0*	0.0*
Fidelity Materials Portfolio	0.0*	0.0*
Fidelity Medical Delivery Portfolio	0.7	1.4
Fidelity Medical Equipment & Systems Portfolio	0.0*	0.2
Fidelity Mega Cap Stock Fund	1.1	0.4
Fidelity Mid Cap Value Fund	0.0*	0.0*
Fidelity Mid-Cap Stock Fund	0.0*	0.0*
Fidelity Multimedia Portfolio	1.4	1.1
Fidelity Nasdaq Composite Index Fund	0.3	0.3
Fidelity Natural Gas Portfolio	0.0*	0.0*
Fidelity Natural Resources Portfolio	0.0*	0.0*
Fidelity Pharmaceuticals Portfolio	2.2	1.9
Fidelity Real Estate Investment Portfolio	0.4	0.9
Fidelity Retailing Portfolio	0.9	0.9
Fidelity Small Cap Growth Fund	0.0*	0.0*
Fidelity Small Cap Stock Fund	0.0*	0.0*
Fidelity Small Cap Value Fund	0.0*	0.0*
Fidelity Software & Computer Services Portfolio	2.0	2.1
Fidelity Technology Portfolio	3.3	3.5
Fidelity Telecom and Utilities Fund	2.1	2.2
Fidelity Telecommunications Portfolio	0.9	0.9
Fidelity Transportation Portfolio	0.3	0.5
Fidelity Utilities Portfolio	0.3	0.8
Fidelity Value Discovery Fund	0.0*	0.0*
Fidelity Value Fund	0.0*	0.0*
Spartan 500 Index Fund Investor Class	1.4	1.4
Spartan Extended Market Index Fund Investor Class	2.2	2.2
Spartan Total Market Index Fund Investor Class	2.2	2.1
VIP Mid Cap Portfolio Investor Class	0.1	0.1
	51.3	50.6
International Equity Funds
Fidelity Canada Fund	0.0*	0.1
Fidelity China Region Fund	0.3	0.0*
Fidelity Diversified International Fund	1.9	1.8
Fidelity Emerging Asia Fund	1.4	0.6
Fund Holdings as of December 31, 2012 - continued
	% of fund's net assets	% of fund's net assets 6 months ago
International Equity Funds - continued
Fidelity Emerging Markets Fund	0.7	0.5
Fidelity International Capital Appreciation Fund	1.1	1.1
Fidelity International Discovery Fund	2.2	0.9
Fidelity International Growth Fund	0.1	0.1
Fidelity International Real Estate Fund	0.0*	0.0*
Fidelity International Small Cap Fund	0.0*	0.2
Fidelity International Small Cap Opportunities Fund	0.4	0.4
Fidelity International Value Fund	0.0	0.3
Fidelity Japan Fund	0.0*	0.2
Fidelity Japan Smaller Companies Fund	0.2	0.4
Fidelity Nordic Fund	0.8	0.9
Fidelity Overseas Fund	0.3	0.0*
Fidelity Pacific Basin Fund	0.7	0.9
Spartan International Index Fund Investor Class	9.9	9.1
	20.0	17.5
Fixed-Income Funds
Fidelity Floating Rate High Income Fund	2.0	2.0
Fidelity Focused High Income Fund	0.9	0.9
Fidelity High Income Fund	1.1	1.2
Fidelity New Markets Income Fund	0.8	0.7
Fidelity Real Estate Income Fund	0.2	0.4
Spartan U.S. Bond Index Fund Investor Class	22.3	22.9
	27.3	28.1
Money Market Funds
Fidelity Institutional Prime Money Market Portfolio Class I	1.4	3.8
Net Other Assets (Liabilities)*	0.0	0.0
	100.0	100.0

* Amount represents less than 0.1%

Asset Allocation (% of fund's net assets)
As of December 31, 2012
Domestic Equity Funds	51.3%
International Equity Funds	20.0%
Fixed Income Funds	27.3%
Money Market Funds	1.4%

As of June 30, 2012
Domestic Equity Funds	50.6%
International Equity Funds	17.5%
Fixed Income Funds	28.1%
Money Market Funds	3.8%

Annual Report

VIP FundsManager 70% Portfolio

Investments December 31, 2012

Showing Percentage of Net Assets

Equity Funds - 71.3%
	Shares	Value
Domestic Equity Funds - 51.3%
Fidelity Air Transportation Portfolio	16,752	$ 675,958
Fidelity Automotive Portfolio	23,263	907,720
Fidelity Banking Portfolio	696,048	13,440,688
Fidelity Biotechnology Portfolio	50,524	5,557,118
Fidelity Blue Chip Growth Fund	6,211	304,660
Fidelity Brokerage & Investment Management Portfolio	82,643	4,144,529
Fidelity Capital Appreciation Fund	67,002	1,968,524
Fidelity Chemicals Portfolio	37,141	4,422,423
Fidelity Commodity Strategy Fund (a)	1,164	9,582
Fidelity Communications Equipment Portfolio	5,996	138,977
Fidelity Computers Portfolio	173,773	10,678,340
Fidelity Construction & Housing Portfolio	139,288	6,791,676
Fidelity Consumer Discretionary Portfolio	426,844	10,901,594
Fidelity Consumer Finance Portfolio	109,394	1,596,065
Fidelity Consumer Staples Portfolio	361,065	28,892,441
Fidelity Contrafund	1,037	80,441
Fidelity Defense & Aerospace Portfolio	4,016	349,684
Fidelity Dividend Growth Fund	89,588	2,678,667
Fidelity Electronics Portfolio	21,133	964,738
Fidelity Energy Portfolio	358,931	18,237,286
Fidelity Energy Service Portfolio (a)	115,551	7,707,235
Fidelity Environmental & Alternative Energy Portfolio	23,524	401,083
Fidelity Equity Dividend Income Fund	526	10,252
Fidelity Equity-Income Fund	2,676	125,952
Fidelity Financial Services Portfolio	239,358	14,782,747
Fidelity Fund	5,468	195,804
Fidelity Gold Portfolio	74,148	2,742,004
Fidelity Growth Company Fund	25,869	2,415,693
Fidelity Health Care Portfolio	55,078	7,383,173
Fidelity Independence Fund	98,791	2,560,651
Fidelity Industrial Equipment Portfolio	191,204	7,059,265
Fidelity Industrials Portfolio	568,199	14,545,894
Fidelity Insurance Portfolio	166,056	8,566,839
Fidelity IT Services Portfolio	127,772	3,217,286
Fidelity Large Cap Stock Fund	38,657	792,079
Fidelity Large Cap Value Fund	6,540	76,646
Fidelity Leisure Portfolio	2,017	204,793
Fidelity Leveraged Company Stock Fund	968	31,181
Fidelity Magellan Fund	913	66,864
Fidelity Materials Portfolio	909	64,881
Fidelity Medical Delivery Portfolio	77,267	4,432,791
Fidelity Medical Equipment & Systems Portfolio	5,281	147,294
Fidelity Mega Cap Stock Fund	556,735	6,619,577
Fidelity Mid Cap Value Fund	4,478	79,704
Fidelity Mid-Cap Stock Fund	6,590	193,603
Fidelity Multimedia Portfolio	148,482	8,515,421
Fidelity Nasdaq Composite Index Fund	44,905	1,800,698

	Shares	Value
Fidelity Natural Gas Portfolio	304	$ 9,374
Fidelity Natural Resources Portfolio	1,791	57,773
Fidelity Pharmaceuticals Portfolio	929,027	13,972,565
Fidelity Real Estate Investment Portfolio	77,302	2,484,489
Fidelity Retailing Portfolio	87,878	5,465,149
Fidelity Small Cap Growth Fund	11,574	182,748
Fidelity Small Cap Stock Fund	8,292	150,004
Fidelity Small Cap Value Fund	11,768	190,399
Fidelity Software & Computer Services Portfolio	149,700	12,318,800
Fidelity Technology Portfolio (a)	204,183	20,685,786
Fidelity Telecom and Utilities Fund	718,485	13,392,554
Fidelity Telecommunications Portfolio	107,389	5,462,877
Fidelity Transportation Portfolio	33,497	1,724,425
Fidelity Utilities Portfolio	28,187	1,596,783
Fidelity Value Discovery Fund	1,651	26,873
Fidelity Value Fund	1,173	89,531
Spartan 500 Index Fund Investor Class	176,059	8,889,236
Spartan Extended Market Index Fund Investor Class	344,099	13,732,988
Spartan Total Market Index Fund Investor Class	328,827	13,554,256
VIP Mid Cap Portfolio Investor Class	20,257	617,037
TOTAL DOMESTIC EQUITY FUNDS		322,084,168
International Equity Funds - 20.0%
Fidelity Canada Fund	1,724	92,274
Fidelity China Region Fund	50,743	1,555,776
Fidelity Diversified International Fund	386,079	11,559,191
Fidelity Emerging Asia Fund	298,790	8,930,847
Fidelity Emerging Markets Fund	182,422	4,234,010
Fidelity International Capital Appreciation Fund	481,591	6,679,663
Fidelity International Discovery Fund	425,241	14,062,707
Fidelity International Growth Fund	34,049	314,950
Fidelity International Real Estate Fund	22,644	215,567
Fidelity International Small Cap Fund	8,609	175,188
Fidelity International Small Cap Opportunities Fund	242,328	2,743,152
Fidelity Japan Fund	11,776	115,760
Fidelity Japan Smaller Companies Fund	119,135	1,080,553
Fidelity Nordic Fund	160,174	5,109,539
Fidelity Overseas Fund	65,891	2,129,588
Fidelity Pacific Basin Fund	179,038	4,468,791
Spartan International Index Fund Investor Class	1,811,042	62,082,508
TOTAL INTERNATIONAL EQUITY FUNDS		125,550,064
TOTAL EQUITY FUNDS (Cost $361,337,229)		447,634,232
Fixed-Income Funds - 27.3%
	Shares	Value
Fidelity Floating Rate High Income Fund	1,265,345	$ 12,552,219
Fidelity Focused High Income Fund	639,952	6,009,148
Fidelity High Income Fund	756,746	7,068,011
Fidelity New Markets Income Fund	282,553	5,029,438
Fidelity Real Estate Income Fund	94,410	1,076,273
Spartan U.S. Bond Index Fund Investor Class	11,757,726	139,799,366
TOTAL FIXED-INCOME FUNDS (Cost $159,001,853)		171,534,455
Money Market Funds - 1.4%
	Shares	Value
Fidelity Institutional Prime Money Market Portfolio Class I (Cost $8,889,231)	8,889,231	$ 8,889,231
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $529,228,313)		628,057,918
NET OTHER ASSETS (LIABILITIES) - 0.0%		(104,252)
NET ASSETS - 100%		$ 627,953,666
Legend
(a) Non-income producing
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP FundsManager 70% Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2012

Assets
Investment in securities, at value (cost $529,228,313) - See accompanying schedule		$ 628,057,918
Receivable for investments sold		37,470
Receivable for fund shares sold		723
Total assets		628,096,111

Liabilities
Payable to custodian bank	$ 3
Payable for investments purchased	66
Payable for fund shares redeemed	38,127
Accrued management fee	103,622
Distribution and service plan fees payable	627
Total liabilities		142,445

Net Assets		$ 627,953,666
Net Assets consist of:
Paid in capital		$ 640,052,338
Accumulated undistributed net realized gain (loss) on investments		(110,928,277)
Net unrealized appreciation (depreciation) on investments		98,829,605
Net Assets		$ 627,953,666

Statement of Assets and Liabilities - continued

December 31, 2012

Service Class: Net Asset Value, offering price and redemption price per share ($76,973 ÷ 7,667 shares)	$ 10.04

Service Class 2: Net Asset Value, offering price and redemption price per share ($5,034,979 ÷ 502,638 shares)	$ 10.02

Investor Class: Net Asset Value, offering price and redemption price per share ($622,841,714 ÷ 62,057,084 shares)	$ 10.04

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2012

Investment Income
Income distributions from underlying funds		$ 10,637,279

Expenses
Management fee	$ 1,499,384
Distribution and service plan fees	11,186
Independent trustees' compensation	2,125
Total expenses before reductions	1,512,695
Expense reductions	(304,792)	1,207,903
Net investment income (loss)		9,429,376
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	10,049,887
Capital gain distributions from underlying funds	6,918,531
Total net realized gain (loss)		16,968,418
Change in net unrealized appreciation (depreciation) on underlying funds		46,266,297
Net gain (loss)		63,234,715
Net increase (decrease) in net assets resulting from operations		$ 72,664,091

Statement of Changes in Net Assets

	Year ended December 31, 2012	Year ended December 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 9,429,376	$ 9,133,335
Net realized gain (loss)	16,968,418	9,928,311
Change in net unrealized appreciation (depreciation)	46,266,297	(36,732,765)
Net increase (decrease) in net assets resulting from operations	72,664,091	(17,671,119)
Distributions to shareholders from net investment income	(9,395,457)	(9,137,988)
Distributions to shareholders from net realized gain	(1,782,056)	(1,453,223)
Total distributions	(11,177,513)	(10,591,211)
Share transactions - net increase (decrease)	8,640,522	46,518,567
Total increase (decrease) in net assets	70,127,100	18,256,237

Net Assets
Beginning of period	557,826,566	539,570,329
End of period	$ 627,953,666	$ 557,826,566

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.04	$ 9.48	$ 8.42	$ 6.87	$ 10.65
Income from Investment Operations
Net investment income (loss) C	.15	.15	.13	.13	.18
Net realized and unrealized gain (loss)	1.03	(.41)	1.08	1.55	(3.53)
Total from investment operations	1.18	(.26)	1.21	1.68	(3.35)
Distributions from net investment income	(.15)	(.15)	(.13)	(.12)	(.18)
Distributions from net realized gain	(.03)	(.02)	(.02)	(.01)	(.25)
Total distributions	(.18)	(.18) G	(.15)	(.13)	(.43) F
Net asset value, end of period	$ 10.04	$ 9.04	$ 9.48	$ 8.42	$ 6.87
Total Return A, B	13.10%	(2.79)%	14.32%	24.44%	(32.03)%
Ratios to Average Net Assets D, E
Expenses before reductions	.35%	.35%	.35%	.35%	.35%
Expenses net of fee waivers, if any	.20%	.20%	.20%	.20%	.20%
Expenses net of all reductions	.20%	.20%	.20%	.20%	.20%
Net investment income (loss)	1.57%	1.60%	1.49%	1.73%	2.01%
Supplemental Data
Net assets, end of period (000 omitted)	$ 77	$ 63	$ 67	$ 68	$ 68
Portfolio turnover rate	24%	16%	22%	55%	84%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

F Total distributions of $.43 per share is comprised of distributions from net investment income of $.184 and distributions from net realized gain of $.245 per share.

G Total distributions of $.18 per share is comprised of distributions from net investment income of $.151 and distributions from net realized gain of $.024 per share.

Financial Highlights - Service Class 2

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.02	$ 9.46	$ 8.41	$ 6.86	$ 10.65
Income from Investment Operations
Net investment income (loss) C	.14	.14	.12	.12	.16
Net realized and unrealized gain (loss)	1.03	(.42)	1.07	1.55	(3.53)
Total from investment operations	1.17	(.28)	1.19	1.67	(3.37)
Distributions from net investment income	(.14)	(.14)	(.12)	(.11)	(.18)
Distributions from net realized gain	(.03)	(.02)	(.02)	(.01)	(.25)
Total distributions	(.17)	(.16)	(.14)	(.12)	(.42) F
Net asset value, end of period	$ 10.02	$ 9.02	$ 9.46	$ 8.41	$ 6.86
Total Return A, B	12.98%	(2.94)%	14.09%	24.38%	(32.18)%
Ratios to Average Net Assets D, E
Expenses before reductions	.50%	.50%	.50%	.50%	.50%
Expenses net of fee waivers, if any	.35%	.35%	.35%	.35%	.35%
Expenses net of all reductions	.35%	.35%	.35%	.35%	.35%
Net investment income (loss)	1.42%	1.45%	1.34%	1.58%	1.86%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,035	$ 3,675	$ 2,586	$ 1,464	$ 223
Portfolio turnover rate	24%	16%	22%	55%	84%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

F Total distributions of $.42 per share is comprised of distributions from net investment income of $.178 and distributions from net realized gain of $.245 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.03	$ 9.48	$ 8.42	$ 6.87	$ 10.65
Income from Investment Operations
Net investment income (loss) C	.15	.15	.13	.13	.18
Net realized and unrealized gain (loss)	1.04	(.42)	1.08	1.55	(3.53)
Total from investment operations	1.19	(.27)	1.21	1.68	(3.35)
Distributions from net investment income	(.15)	(.15)	(.13)	(.12)	(.18)
Distributions from net realized gain	(.03)	(.02)	(.02)	(.01)	(.25)
Total distributions	(.18)	(.18) G	(.15)	(.13)	(.43) F
Net asset value, end of period	$ 10.04	$ 9.03	$ 9.48	$ 8.42	$ 6.87
Total Return A, B	13.22%	(2.90)%	14.32%	24.44%	(32.03)%
Ratios to Average Net Assets D, E
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.20%	.20%	.20%	.20%	.20%
Expenses net of all reductions	.20%	.20%	.20%	.20%	.20%
Net investment income (loss)	1.57%	1.60%	1.49%	1.73%	2.01%
Supplemental Data
Net assets, end of period (000 omitted)	$ 622,842	$ 554,088	$ 536,918	$ 445,681	$ 321,938
Portfolio turnover rate	24%	16%	22%	55%	84%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

F Total distributions of $.43 per share is comprised of distributions from net investment income of $.184 and distributions from net realized gain of $.245 per share.

G Total distributions of $.18 per share is comprised of distributions from net investment income of $.151 and distributions from net realized gain of $.024 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP FundsManager 85% Portfolio

Investment Changes (Unaudited)

Fund Holdings as of December 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Domestic Equity Funds
Fidelity 130/30 Large Cap Fund	0.0	0.0*
Fidelity Air Transportation Portfolio	0.1	0.3
Fidelity Automotive Portfolio	0.2	0.4
Fidelity Banking Portfolio	4.6	4.1
Fidelity Biotechnology Portfolio	1.5	1.5
Fidelity Blue Chip Growth Fund	0.0*	0.0*
Fidelity Brokerage & Investment Management Portfolio	1.2	0.0*
Fidelity Capital Appreciation Fund	0.2	1.7
Fidelity Chemicals Portfolio	1.3	1.3
Fidelity Commodity Strategy Fund	0.0*	0.0*
Fidelity Communications Equipment Portfolio	0.1	0.1
Fidelity Computers Portfolio	2.9	2.2
Fidelity Construction & Housing Portfolio	1.5	1.1
Fidelity Consumer Discretionary Portfolio	3.0	3.1
Fidelity Consumer Finance Portfolio	1.1	0.3
Fidelity Consumer Staples Portfolio	4.7	6.7
Fidelity Contrafund	0.0*	0.0*
Fidelity Defense & Aerospace Portfolio	0.2	0.2
Fidelity Dividend Growth Fund	0.0*	0.0*
Fidelity Electronics Portfolio	0.7	1.5
Fidelity Energy Portfolio	3.7	2.6
Fidelity Energy Service Portfolio	2.3	0.6
Fidelity Environmental & Alternative Energy Portfolio	0.0*	0.0*
Fidelity Equity Dividend Income Fund	0.0*	0.0*
Fidelity Equity-Income Fund	0.0*	0.0*
Fidelity Financial Services Portfolio	0.7	0.7
Fidelity Global Commodity Stock Fund	0.0*	0.0*
Fidelity Gold Portfolio	0.5	1.1
Fidelity Growth Company Fund	0.0*	0.5
Fidelity Health Care Portfolio	4.5	3.7
Fidelity Independence Fund	0.1	0.0*
Fidelity Industrial Equipment Portfolio	1.2	1.1
Fidelity Industrials Portfolio	4.8	3.2
Fidelity Insurance Portfolio	3.7	3.4
Fidelity IT Services Portfolio	1.7	1.7
Fidelity Large Cap Stock Fund	0.1	0.1
Fidelity Large Cap Value Fund	0.1	0.1

	% of fund's net assets	% of fund's net assets 6 months ago
Fidelity Leisure Portfolio	0.0*	0.1
Fidelity Leveraged Company Stock Fund	0.0*	0.0*
Fidelity Magellan Fund	0.0*	0.0*
Fidelity Materials Portfolio	0.0*	0.0*
Fidelity Medical Delivery Portfolio	0.1	0.9
Fidelity Medical Equipment & Systems Portfolio	0.0*	0.0*
Fidelity Mega Cap Stock Fund	0.7	0.2
Fidelity Mid Cap Value Fund	0.0*	0.0*
Fidelity Mid-Cap Stock Fund	0.0*	0.0*
Fidelity Multimedia Portfolio	2.1	1.5
Fidelity Nasdaq Composite Index Fund	0.0*	0.0*
Fidelity Natural Gas Portfolio	0.5	0.4
Fidelity Natural Resources Portfolio	0.2	0.0*
Fidelity Pharmaceuticals Portfolio	1.1	3.3
Fidelity Real Estate Investment Portfolio	0.0*	0.0*
Fidelity Retailing Portfolio	1.5	1.3
Fidelity Small Cap Growth Fund	0.0*	0.0*
Fidelity Small Cap Stock Fund	0.0*	0.0*
Fidelity Small Cap Value Fund	0.1	0.1
Fidelity Software & Computer Services Portfolio	3.0	2.3
Fidelity Technology Portfolio	2.3	2.3
Fidelity Telecom and Utilities Fund	2.3	3.3
Fidelity Telecommunications Portfolio	0.8	1.3
Fidelity Transportation Portfolio	0.0*	0.7
Fidelity Utilities Portfolio	0.0*	0.4
Fidelity Value Discovery Fund	0.0*	0.0*
Fidelity Value Strategies Fund	0.5	0.0
Spartan 500 Index Fund Investor Class	0.1	0.1
Spartan Extended Market Index Fund Investor Class	0.0*	0.0*
Spartan Total Market Index Fund Investor Class	0.3	0.5
VIP Energy Portfolio Investor Class	0.1	0.1
VIP Mid Cap Portfolio Investor Class	0.0*	0.0*
	62.4	62.1
International Equity Funds
Fidelity Canada Fund	0.0*	0.1
Fidelity China Region Fund	0.2	0.1
Fidelity Diversified International Fund	4.2	3.3
Fund Holdings as of December 31, 2012 - continued
	% of fund's net assets	% of fund's net assets 6 months ago
International Equity Funds - continued
Fidelity Emerging Asia Fund	2.0	1.0
Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund	0.1	0.0
Fidelity Emerging Markets Fund	0.3	0.3
Fidelity International Capital Appreciation Fund	1.2	2.9
Fidelity International Discovery Fund	3.6	0.3
Fidelity International Real Estate Fund	0.1	0.1
Fidelity International Small Cap Fund	0.1	0.1
Fidelity International Small Cap Opportunities Fund	0.6	0.5
Fidelity Japan Fund	0.0*	0.0*
Fidelity Japan Smaller Companies Fund	0.0*	0.5
Fidelity Nordic Fund	0.0	0.1
Fidelity Overseas Fund	0.0*	0.0*
Fidelity Pacific Basin Fund	0.7	2.4
Spartan International Index Fund Investor Class	10.0	9.3
	23.1	21.0
Fixed-Income Funds
Fidelity Floating Rate High Income Fund	0.0*	0.1
Fidelity Focused High Income Fund	0.5	0.4
Fidelity High Income Fund	1.7	1.8
Fidelity New Markets Income Fund	0.5	0.4
Fidelity Real Estate Income Fund	0.1	0.1
Spartan U.S. Bond Index Fund Investor Class	11.7	13.7
	14.5	16.5
Money Market Funds
Fidelity Institutional Prime Money Market Portfolio Class I	0.0*	0.4
Net Other Assets (Liabilities)*	0.0	0.0
	100.0	100.0

* Amount represents less than 0.1%

Asset Allocation (% of fund's net assets)
As of December 31, 2012
Domestic Equity Funds	62.4%
International Equity Funds	23.1%
Fixed Income Funds	14.5%
Money Market Funds	0.0%*

As of June 30, 2012
Domestic Equity Funds	62.1%
International Equity Funds	21.0%
Fixed Income Funds	16.5%
Money Market Funds	0.4%

Annual Report

VIP FundsManager 85% Portfolio

Investments December 31, 2012

Showing Percentage of Net Assets

Equity Funds - 85.5%
	Shares	Value
Domestic Equity Funds - 62.4%
Fidelity Air Transportation Portfolio	7,238	$ 292,060
Fidelity Automotive Portfolio	13,213	515,555
Fidelity Banking Portfolio	551,807	10,655,387
Fidelity Biotechnology Portfolio	32,185	3,540,020
Fidelity Blue Chip Growth Fund	2,097	102,879
Fidelity Brokerage & Investment Management Portfolio	56,026	2,809,716
Fidelity Capital Appreciation Fund	12,365	363,288
Fidelity Chemicals Portfolio	25,956	3,090,624
Fidelity Commodity Strategy Fund (a)	1,164	9,582
Fidelity Communications Equipment Portfolio	6,101	141,426
Fidelity Computers Portfolio	107,419	6,600,925
Fidelity Construction & Housing Portfolio	69,500	3,388,836
Fidelity Consumer Discretionary Portfolio	270,362	6,905,044
Fidelity Consumer Finance Portfolio	175,741	2,564,061
Fidelity Consumer Staples Portfolio	134,396	10,754,350
Fidelity Contrafund	901	69,905
Fidelity Defense & Aerospace Portfolio	4,438	386,439
Fidelity Dividend Growth Fund	2,886	86,298
Fidelity Electronics Portfolio	35,265	1,609,842
Fidelity Energy Portfolio	168,685	8,570,903
Fidelity Energy Service Portfolio (a)	79,271	5,287,385
Fidelity Environmental & Alternative Energy Portfolio	4,181	71,291
Fidelity Equity Dividend Income Fund	1,256	24,472
Fidelity Equity-Income Fund	1,027	48,340
Fidelity Financial Services Portfolio	24,251	1,497,772
Fidelity Global Commodity Stock Fund	1,803	26,701
Fidelity Gold Portfolio	29,815	1,102,571
Fidelity Growth Company Fund	1,101	102,783
Fidelity Health Care Portfolio	78,100	10,469,289
Fidelity Independence Fund	8,114	210,323
Fidelity Industrial Equipment Portfolio	73,522	2,714,424
Fidelity Industrials Portfolio	431,268	11,040,463
Fidelity Insurance Portfolio	163,606	8,440,434
Fidelity IT Services Portfolio	155,507	3,915,671
Fidelity Large Cap Stock Fund	9,957	204,024
Fidelity Large Cap Value Fund	9,449	110,742
Fidelity Leisure Portfolio	854	86,691
Fidelity Leveraged Company Stock Fund	3,116	100,403
Fidelity Magellan Fund	869	63,653
Fidelity Materials Portfolio	332	23,717
Fidelity Medical Delivery Portfolio	2,499	143,394
Fidelity Medical Equipment & Systems Portfolio	2,024	56,436
Fidelity Mega Cap Stock Fund	129,389	1,538,431
Fidelity Mid Cap Value Fund	4,594	81,781
Fidelity Mid-Cap Stock Fund	2,671	78,476
Fidelity Multimedia Portfolio	86,331	4,951,063
Fidelity Nasdaq Composite Index Fund	903	36,209
Fidelity Natural Gas Portfolio	34,557	1,066,081

	Shares	Value
Fidelity Natural Resources Portfolio	16,024	$ 516,786
Fidelity Pharmaceuticals Portfolio	172,193	2,589,783
Fidelity Real Estate Investment Portfolio	358	11,516
Fidelity Retailing Portfolio	56,239	3,497,501
Fidelity Small Cap Growth Fund	2,332	36,823
Fidelity Small Cap Stock Fund	3,485	63,038
Fidelity Small Cap Value Fund	11,197	181,169
Fidelity Software & Computer Services Portfolio	83,195	6,846,157
Fidelity Technology Portfolio (a)	52,748	5,343,932
Fidelity Telecom and Utilities Fund	280,429	5,227,203
Fidelity Telecommunications Portfolio	34,188	1,739,150
Fidelity Transportation Portfolio	123	6,327
Fidelity Utilities Portfolio	696	39,449
Fidelity Value Discovery Fund	598	9,743
Fidelity Value Strategies Fund	35,586	1,126,652
Spartan 500 Index Fund Investor Class	2,676	135,088
Spartan Extended Market Index Fund Investor Class	199	7,941
Spartan Total Market Index Fund Investor Class	16,784	691,850
VIP Energy Portfolio Investor Class	16,852	328,621
VIP Mid Cap Portfolio Investor Class	2,760	84,071
TOTAL DOMESTIC EQUITY FUNDS		144,432,960
International Equity Funds - 23.1%
Fidelity Canada Fund	578	30,903
Fidelity China Region Fund	15,597	478,205
Fidelity Diversified International Fund	326,841	9,785,618
Fidelity Emerging Asia Fund	152,216	4,549,723
Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund	38,245	351,856
Fidelity Emerging Markets Fund	33,446	776,271
Fidelity International Capital Appreciation Fund	198,724	2,756,300
Fidelity International Discovery Fund	249,068	8,236,684
Fidelity International Real Estate Fund	15,290	145,558
Fidelity International Small Cap Fund	9,051	184,180
Fidelity International Small Cap Opportunities Fund	118,673	1,343,378
Fidelity Japan Fund	8,808	86,584
Fidelity Japan Smaller Companies Fund	12,307	111,626
Fidelity Overseas Fund	345	11,137
Fidelity Pacific Basin Fund	65,249	1,628,604
Spartan International Index Fund Investor Class	673,197	23,077,208
TOTAL INTERNATIONAL EQUITY FUNDS		53,553,835
TOTAL EQUITY FUNDS (Cost $163,415,047)		197,986,795
Fixed-Income Funds - 14.5%
	Shares	Value
Fidelity Floating Rate High Income Fund	3,816	$ 37,851
Fidelity Focused High Income Fund	116,753	1,096,310
Fidelity High Income Fund	407,856	3,809,372
Fidelity New Markets Income Fund	65,855	1,172,212
Fidelity Real Estate Income Fund	28,612	326,173
Spartan U.S. Bond Index Fund Investor Class	2,279,431	27,102,426
TOTAL FIXED-INCOME FUNDS (Cost $31,357,028)		33,544,344
Money Market Funds - 0.0%
	Shares	Value
Fidelity Institutional Prime Money Market Portfolio Class I (Cost $17,073)	17,073	$ 17,073
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $194,789,148)		231,548,212
NET OTHER ASSETS (LIABILITIES) - 0.0%		(39,100)
NET ASSETS - 100%		$ 231,509,112
Legend
(a) Non-income producing
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP FundsManager 85% Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2012

Assets
Investment in securities, at value (cost $194,789,148) - See accompanying schedule		$ 231,548,212
Cash		6
Receivable for investments sold		23,523
Receivable for fund shares sold		3,201
Total assets		231,574,942

Liabilities
Payable for investments purchased	$ 2,063
Payable for fund shares redeemed	24,661
Accrued management fee	38,511
Distribution and service plan fees payable	595
Total liabilities		65,830

Net Assets		$ 231,509,112
Net Assets consist of:
Paid in capital		$ 241,749,590
Accumulated undistributed net realized gain (loss) on investments		(46,999,542)
Net unrealized appreciation (depreciation) on investments		36,759,064
Net Assets		$ 231,509,112

Statement of Assets and Liabilities - continued

December 31, 2012

Service Class: Net Asset Value, offering price and redemption price per share ($149,405 ÷ 15,524 shares)	$ 9.62

Service Class 2: Net Asset Value, offering price and redemption price per share ($4,811,587 ÷ 501,325 shares)	$ 9.60

Investor Class: Net Asset Value, offering price and redemption price per share ($226,548,120 ÷ 23,526,700 shares)	$ 9.63

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2012

Investment Income
Income distributions from underlying funds		$ 3,463,228

Expenses
Management fee	$ 594,797
Distribution and service plan fees	10,859
Independent trustees' compensation	850
Total expenses before reductions	606,506
Expense reductions	(123,518)	482,988
Net investment income (loss)		2,980,240
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	7,930,934
Capital gain distributions from underlying funds	3,320,891
Total net realized gain (loss)		11,251,825
Change in net unrealized appreciation (depreciation) on underlying funds		17,070,579
Net gain (loss)		28,322,404
Net increase (decrease) in net assets resulting from operations		$ 31,302,644

Statement of Changes in Net Assets

	Year ended December 31, 2012	Year ended December 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,980,240	$ 2,982,445
Net realized gain (loss)	11,251,825	7,137,454
Change in net unrealized appreciation (depreciation)	17,070,579	(24,181,458)
Net increase (decrease) in net assets resulting from operations	31,302,644	(14,061,559)
Distributions to shareholders from net investment income	(2,967,962)	(2,967,823)
Distributions to shareholders from net realized gain	(779,007)	(621,579)
Total distributions	(3,746,969)	(3,589,402)
Share transactions - net increase (decrease)	(31,698,471)	25,585,800
Total increase (decrease) in net assets	(4,142,796)	7,934,839

Net Assets
Beginning of period	235,651,908	227,717,069
End of period	$ 231,509,112	$ 235,651,908

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 8.57	$ 9.19	$ 8.02	$ 6.32	$ 10.76
Income from Investment Operations
Net investment income (loss) C	.12	.11	.10	.11	.13
Net realized and unrealized gain (loss)	1.09	(.60)	1.19	1.70	(4.14)
Total from investment operations	1.21	(.49)	1.29	1.81	(4.01)
Distributions from net investment income	(.13)	(.11)	(.10)	(.10)	(.13)
Distributions from net realized gain	(.03)	(.02)	(.02)	(.01)	(.30)
Total distributions	(.16)	(.13)	(.12)	(.11)	(.43) F
Net asset value, end of period	$ 9.62	$ 8.57	$ 9.19	$ 8.02	$ 6.32
Total Return A, B	14.13%	(5.30)%	16.07%	28.56%	(38.14)%
Ratios to Average Net Assets D, E
Expenses before reductions	.35%	.35%	.35%	.35%	.35%
Expenses net of fee waivers, if any	.20%	.20%	.20%	.20%	.20%
Expenses net of all reductions	.20%	.20%	.20%	.20%	.20%
Net investment income (loss)	1.25%	1.23%	1.20%	1.53%	1.52%
Supplemental Data
Net assets, end of period (000 omitted)	$ 149	$ 183	$ 108	$ 112	$ 62
Portfolio turnover rate	50%	26%	38%	66%	92%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

F Total distributions of $.43 per share is comprised of distributions from net investment income of $.126 and distributions from net realized gain of $.300 per share.

Financial Highlights - Service Class 2

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 8.55	$ 9.17	$ 8.00	$ 6.32	$ 10.76
Income from Investment Operations
Net investment income (loss) C	.10	.10	.09	.10	.11
Net realized and unrealized gain (loss)	1.10	(.60)	1.19	1.68	(4.13)
Total from investment operations	1.20	(.50)	1.28	1.78	(4.02)
Distributions from net investment income	(.11)	(.10)	(.09)	(.09)	(.12)
Distributions from net realized gain	(.03)	(.02)	(.02)	(.01)	(.30)
Total distributions	(.15) G	(.12)	(.11)	(.10)	(.42) F
Net asset value, end of period	$ 9.60	$ 8.55	$ 9.17	$ 8.00	$ 6.32
Total Return A, B	14.01%	(5.44)%	16.00%	28.17%	(38.19)%
Ratios to Average Net Assets D, E
Expenses before reductions	.50%	.50%	.50%	.50%	.50%
Expenses net of fee waivers, if any	.35%	.35%	.35%	.35%	.35%
Expenses net of all reductions	.35%	.35%	.35%	.35%	.35%
Net investment income (loss)	1.10%	1.08%	1.05%	1.38%	1.37%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,812	$ 3,574	$ 2,384	$ 886	$ 254
Portfolio turnover rate	50%	26%	38%	66%	92%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

F Total distributions of $.42 per share is comprised of distributions from net investment income of $.121 and distributions from net realized gain of $.300 per share.

G Total distributions of $.15 per share is comprised of distributions from net investment income of $.113 and distributions from net realized gain of $.033 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 8.58	$ 9.20	$ 8.02	$ 6.32	$ 10.77
Income from Investment Operations
Net investment income (loss) C	.12	.11	.10	.11	.13
Net realized and unrealized gain (loss)	1.09	(.60)	1.20	1.70	(4.15)
Total from investment operations	1.21	(.49)	1.30	1.81	(4.02)
Distributions from net investment income	(.13)	(.11)	(.10)	(.10)	(.13)
Distributions from net realized gain	(.03)	(.02)	(.02)	(.01)	(.30)
Total distributions	(.16)	(.13)	(.12)	(.11)	(.43) F
Net asset value, end of period	$ 9.63	$ 8.58	$ 9.20	$ 8.02	$ 6.32
Total Return A, B	14.11%	(5.29)%	16.20%	28.56%	(38.20)%
Ratios to Average Net Assets D, E
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.20%	.20%	.20%	.20%	.20%
Expenses net of all reductions	.20%	.20%	.20%	.20%	.20%
Net investment income (loss)	1.25%	1.23%	1.20%	1.53%	1.52%
Supplemental Data
Net assets, end of period (000 omitted)	$ 226,548	$ 231,895	$ 225,225	$ 180,463	$ 120,650
Portfolio turnover rate	50%	26%	38%	66%	92%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

F Total distributions of $.43 per share is comprised of distributions from net investment income of $.126 and distributions from net realized gain of $.300 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2012

1. Organization.

VIP FundsManager 20% Portfolio, VIP FundsManager 50% Portfolio, VIP FundsManager 60% Portfolio, VIP FundsManager 70% Portfolio and VIP FundsManager 85% Portfolio (the Funds) are funds of Variable Insurance Products Fund V. Variable Insurance Products Fund V (the Trust) (referred to in this report as Fidelity Variable Insurance Products) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each Fund is authorized to issue an unlimited number of shares. The Funds invest primarily in a combination of other Fidelity equity, fixed income, and short-term funds (the Underlying Funds) managed by Fidelity Management & Research Company (FMR). Shares of each Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. Each Fund offers three classes of shares: Service Class shares, Service Class 2 shares, and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows. Investments in the Underlying Funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the Underlying Funds. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of December 31, 2012, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain from the Underlying Funds, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities and other investments
VIP FundsManager 20% Portfolio	$ 618,190,636	$ 37,073,341	$ (2,848,422)	$ 34,224,919
VIP FundsManager 50% Portfolio	1,318,818,068	121,020,438	(10,444,710)	110,575,728
VIP FundsManager 60% Portfolio	5,012,524,312	566,635,388	(48,165,338)	518,470,050
VIP FundsManager 70% Portfolio	529,781,908	103,203,574	(4,927,564)	98,276,010
VIP FundsManager 85% Portfolio	195,175,271	38,562,259	(2,189,318)	36,372,941

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Capital loss carryforward	Net unrealized appreciation (depreciation)
VIP FundsManager 20% Portfolio	$ -	$ 1,239,933	$ -	$ 34,224,919
VIP FundsManager 50% Portfolio	-	-	(57,924,769)	110,575,728
VIP FundsManager 60% Portfolio	189,822	45,793,853	-	518,470,050
VIP FundsManager 70% Portfolio	-	-	(110,374,682)	98,276,010
VIP FundsManager 85% Portfolio	-	-	(46,613,419)	36,372,941

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

	Fiscal year of expiration
	2016	2017	Total with expiration
VIP FundsManager 50% Portfolio	$ (129,898)	$ (57,794,871)	$ (57,924,769)
VIP FundsManager 70% Portfolio	(27,769,588)	(82,605,094)	(110,374,682)
VIP FundsManager 85% Portfolio	(2,065,510)	(44,547,909)	(46,613,419)
Total capital loss carryforward
VIP FundsManager 50% Portfolio	$ (57,924,769)
VIP FundsManager 70% Portfolio	(110,374,682)
VIP FundsManager 85% Portfolio	(46,613,419)

The tax character of distributions paid was as follows:

December 31, 2012
Ordinary Income
VIP FundsManager 20% Portfolio	$ 10,741,500
VIP FundsManager 50% Portfolio	20,984,608
VIP FundsManager 60% Portfolio	94,948,137
VIP FundsManager 70% Portfolio	11,177,513
VIP FundsManager 85% Portfolio	3,746,969
December 31, 2011
Ordinary Income
VIP FundsManager 20% Portfolio	$ 9,583,056
VIP FundsManager 50% Portfolio	15,167,234
VIP FundsManager 60% Portfolio	68,275,026
VIP FundsManager 70% Portfolio	10,591,211
VIP FundsManager 85% Portfolio	3,589,402

Annual Report

Notes to Financial Statements - continued

3. Purchases and Sales of Investments.

Purchases and redemptions of the Underlying Fund shares are noted in the table below.

	Purchases ($)	Redemptions ($)
VIP FundsManager 20% Portfolio	200,529,866	100,970,043
VIP FundsManager 50% Portfolio	753,421,599	148,907,912
VIP FundsManager 60% Portfolio	1,976,442,348	972,281,904
VIP FundsManager 70% Portfolio	160,446,916	146,623,621
VIP FundsManager 85% Portfolio	119,167,238	148,309,791

4. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers, Inc. (Strategic Advisers), an affiliate of FMR, provides the funds with investment management related services. For these services each fund pays a monthly management fee to Strategic Advisers. The management fee is based on an annual rate of ..25% of each fund's average net assets. The management fee is reduced by an amount equal to the fees and expenses paid by the fund to the independent Trustees.

Strategic Advisers has contractually agreed to waive 0.05% of its management fee, thereby limiting each fund's management fee to an annual rate of 0.20% of average net assets, until April 30, 2013.

Other Transactions. Strategic Advisers has entered into an administration agreement with FMR under which FMR provides management and administrative services (other than investment advisory services) necessary for the operation of each Fund. Pursuant to this agreement, FMR pays all expenses of each Fund, excluding the distribution and service fees, the compensation of the independent Trustees and certain other expenses such as interest expense. FMR also contracts with other Fidelity companies to perform the services necessary for the operation of each Fund.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Funds have adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were reallowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

	Service Class	Service Class 2	Total
VIP FundsManager 20% Portfolio	$ 73	$ 3,259	$ 3,332
VIP FundsManager 50% Portfolio	65	184,627	184,692
VIP FundsManager 60% Portfolio	63	561,702	561,765
VIP FundsManager 70% Portfolio	75	11,111	11,186
VIP FundsManager 85% Portfolio	202	10,657	10,859

5. Expense Reductions.

Strategic Advisers contractually agreed to limit each funds' management fee to an annual rate of 0.20% of each funds' average net assets until April 30, 2013. For the period, each fund's management fees were reduced by the following amounts:

Management Fee Waiver

VIP FundsManager 20% Portfolio	$ 296,756
VIP FundsManager 50% Portfolio	491,487
VIP FundsManager 60% Portfolio	2,569,646
VIP FundsManager 70% Portfolio	300,291
VIP FundsManager 85% Portfolio	119,069

In addition, FMR has contractually agreed to reimburse 0.10% of class-level expenses for each fund's Service Class and Service Class 2. During the period, this reimbursement reduced each fund's Service Class and Service Class 2's expenses by the following amounts:

Reimbursement
VIP FundsManager 20% Portfolio
Service Class	$ 73
Service Class 2	1,336

Annual Report

5. Expense Reductions - continued

Reimbursement
VIP FundsManager 50% Portfolio
Service Class	$ 65
Service Class 2	74,741
VIP FundsManager 60% Portfolio
Service Class	63
Service Class 2	228,203
VIP FundsManager 70% Portfolio
Service Class	75
Service Class 2	4,423
VIP FundsManager 85% Portfolio
Service Class	202
Service Class 2	4,247

In addition, through arrangements with each applicable Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce each applicable Fund's management fee. During the period, these credits reduced management fee by the following amounts:

VIP FundsManager 20% Portfolio	$ 1
VIP FundsManager 70% Portfolio	3

6. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2012	2011
VIP FundsManager 20% Portfolio
From net investment income
Service Class	$ 969	$ 1,034
Service Class 2	15,515	20,621
Investor Class	8,934,447	8,578,368
Total	$ 8,950,931	$ 8,600,023
From net realized gain
Service Class	194	118
Service Class 2	3,485	2,530
Investor Class	1,786,890	980,385
Total	$ 1,790,569	$ 983,033
VIP FundsManager 50% Portfolio
From net investment income
Service Class	882	1,048
Service Class 2	899,332	303,133
Investor Class	16,393,415	13,176,616
Total	$ 17,293,629	$ 13,480,797
From net realized gain
Service Class	187	131
Service Class 2	213,401	39,229
Investor Class	3,477,391	1,647,077
Total	$ 3,690,979	$ 1,686,437
VIP FundsManager 60% Portfolio
From net investment income
Service Class	926	827
Service Class 2	3,246,365	621,101
Investor Class	73,997,660	58,688,323
Total	$ 77,244,951	$ 59,310,251
From net realized gain
Service Class	211	125
Service Class 2	817,603	98,069
Investor Class	16,885,372	8,866,581
Total	$ 17,703,186	$ 8,964,775

Annual Report

Notes to Financial Statements - continued

6. Distributions to Shareholders - continued

Years ended December 31,	2012	2011
VIP FundsManager 70% Portfolio
From net investment income
Service Class	$ 1,152	$ 1,032
Service Class 2	69,192	55,238
Investor Class	9,325,113	9,081,718
Total	$ 9,395,457	$ 9,137,988
From net realized gain
Service Class	218	164
Service Class 2	14,333	9,607
Investor Class	1,767,505	1,443,452
Total	$ 1,782,056	$ 1,453,223
VIP FundsManager 85% Portfolio
From net investment income
Service Class	1,924	2,313
Service Class 2	55,902	40,380
Investor Class	2,910,136	2,925,130
Total	$ 2,967,962	$ 2,967,823
From net realized gain
Service Class	504	484
Service Class 2	16,325	9,477
Investor Class	762,178	611,618
Total	$ 779,007	$ 621,579

7. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2012	2011	2012	2011
VIP FundsManager 20% Portfolio
Service Class
Shares sold	3,854	239	$ 43,262	$ 2,551
Reinvestment of distributions	105	108	1,163	1,152
Shares redeemed	(3,617)	(678)	(40,752)	(7,360)
Net increase (decrease)	342	(331)	$ 3,673	$ (3,657)
Service Class 2
Shares sold	93,342	118,036	$ 1,023,285	$ 1,269,205
Reinvestment of distributions	1,718	2,172	19,000	23,152
Shares redeemed	(108,824)	(45,102)	(1,194,286)	(490,275)
Net increase (decrease)	(13,764)	75,106	$ (152,001)	$ 802,082
Investor Class
Shares sold	10,490,900	14,732,018	$ 116,157,366	$ 159,190,758
Reinvestment of distributions	968,504	895,853	10,721,337	9,558,752
Shares redeemed	(2,757,599)	(2,471,225)	(30,487,438)	(26,665,882)
Net increase (decrease)	8,701,805	13,156,646	$ 96,391,265	$ 142,083,628
VIP FundsManager 50% Portfolio
Service Class
Shares sold	726	230	$ 7,690	$ 2,318
Reinvestment of distributions	101	121	1,069	1,179
Shares redeemed	(116)	(439)	(1,201)	(4,526)
Net increase (decrease)	711	(88)	$ 7,558	$ (1,029)
Service Class 2
Shares sold	6,865,482	1,763,410	$ 69,749,572	$ 17,762,571
Reinvestment of distributions	105,874	35,114	1,112,733	342,362
Shares redeemed	(1,083,591)	(76,657)	(11,181,369)	(775,033)
Net increase (decrease)	5,887,765	1,721,867	$ 59,680,936	$ 17,329,900

Annual Report

7. Share Transactions - continued

	Shares		Dollars
Years ended December 31,	2012	2011	2012	2011
VIP FundsManager 50% Portfolio
Investor Class
Shares sold	53,988,034	12,811,963	$ 571,976,949	$ 130,073,867
Reinvestment of distributions	1,885,276	1,517,266	19,870,806	14,823,693
Shares redeemed	(5,384,061)	(4,888,743)	(55,753,083)	(49,418,689)
Net increase (decrease)	50,489,249	9,440,486	$ 536,094,672	$ 95,478,871
VIP FundsManager 60% Portfolio
Service Class
Shares sold	507	350	$ 5,153	$ 3,458
Reinvestment of distributions	110	100	1,137	952
Shares redeemed	(341)	(497)	(3,457)	(5,030)
Net increase (decrease)	276	(47)	$ 2,833	$ (620)
Service Class 2
Shares sold	21,908,418	5,325,793	$ 218,407,711	$ 52,623,723
Reinvestment of distributions	393,034	75,622	4,063,968	719,169
Shares redeemed	(2,678,671)	(632,946)	(27,313,360)	(6,346,164)
Net increase (decrease)	19,622,781	4,768,469	$ 195,158,319	$ 46,996,728
Investor Class
Shares sold	83,271,705	169,404,721	$ 838,466,166	$ 1,676,865,563
Reinvestment of distributions	8,780,969	7,096,103	90,883,035	67,554,905
Shares redeemed	(16,640,221)	(8,133,825)	(171,652,853)	(80,228,829)
Net increase (decrease)	75,412,453	168,366,999	$ 757,696,348	$ 1,664,191,639
VIP FundsManager 70% Portfolio
Service Class
Shares sold	1,414	229	$ 13,427	$ 2,168
Reinvestment of distributions	138	132	1,370	1,196
Shares redeemed	(852)	(419)	(8,251)	(4,115)
Net increase (decrease)	700	(58)	$ 6,546	$ (751)
Service Class 2
Shares sold	125,442	156,009	$ 1,218,053	$ 1,477,158
Reinvestment of distributions	8,420	7,189	83,525	64,845
Shares redeemed	(38,738)	(28,881)	(380,430)	(274,432)
Net increase (decrease)	95,124	134,317	$ 921,148	$ 1,267,571
Investor Class
Shares sold	4,855,406	8,466,254	$ 47,547,638	$ 81,472,928
Reinvestment of distributions	1,115,958	1,165,578	11,092,618	10,525,170
Shares redeemed	(5,248,480)	(4,940,159)	(50,927,428)	(46,746,351)
Net increase (decrease)	722,884	4,691,673	$ 7,712,828	$ 45,251,747
VIP FundsManager 85% Portfolio
Service Class
Shares sold	3,756	10,241	$ 34,929	$ 90,783
Reinvestment of distributions	255	326	2,428	2,796
Shares redeemed	(9,838)	(999)	(94,514)	(9,246)
Net increase (decrease)	(5,827)	9,568	$ (57,157)	$ 84,333
Service Class 2
Shares sold	132,837	197,332	$ 1,228,746	$ 1,805,431
Reinvestment of distributions	7,619	5,831	72,227	49,857
Shares redeemed	(57,167)	(45,063)	(531,015)	(404,136)
Net increase (decrease)	83,289	158,100	$ 769,958	$ 1,451,152
Investor Class
Shares sold	1,851,531	5,516,563	$ 17,304,322	$ 51,100,108
Reinvestment of distributions	386,153	412,208	3,672,314	3,536,749
Shares redeemed	(5,749,016)	(3,374,672)	(53,387,908)	(30,586,542)
Net increase (decrease)	(3,511,332)	2,554,099	$ (32,411,272)	$ 24,050,315

Annual Report

Notes to Financial Statements - continued

8. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

The Funds do not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Funds within their principal investment strategies may represent a significant portion of the Underlying Fund's net assets.

At the end of the period, the following Funds were each the owners of record of 10% or more of the total outstanding shares of the Underlying Funds.

Fund	VIP FundsManager 60% Portfolio

Fidelity Consumer Discretionary Portfolio	35%
Fidelity Insurance Portfolio	32%
Fidelity Industrial Equipment Portfolio	26%
Fidelity Financial Services Portfolio	21%
Fidelity Banking Portfolio.	21%
Fidelity Telecommunications Portfolio	20%
Fidelity Industrials Portfolio	17%
Fidelity International Value Fund	16%
Fidelity IT Services Portfolio	16%
Fidelity Utilities Portfolio	14%
Fidelity Consumer Finance Portfolio	14%
Fidelity Computers Portfolio	14%
Spartan U.S. Bond Index Fund	11%
Fidelity Consumer Staples Portfolio	10%
Fidelity Construction & Housing Portfolio	10%
Fidelity International Capital Appreciation Fund	10%

The Funds, in aggregate, were the owners of record of more than 20% of the total outstanding shares of the following Underlying Funds.

Fund	% of shares held

Fidelity Consumer Discretionary Portfolio	46%
Fidelity Insurance Portfolio	45%
Fidelity Industrial Equipment Portfolio	35%
Fidelity Banking Portfolio	31%
Fidelity Financial Services Portfolio	30%
Fidelity Telecommunications Portfolio	26%
Fidelity Industrials Portfolio	24%
Fidelity IT Services Portfolio	21%

In addition, at the end of the period, FMR or its affiliates and certain otherwise unaffiliated shareholders were the owners of record of more than 10% of the outstanding shares of the following funds:

	Affiliated %	Number of Unaffiliated Shareholders	Unaffiliated Shareholders %
VIP FundsManager 20% Portfolio	100%	-	-
VIP FundsManager 50% Portfolio	61%	1	31
VIP FundsManager 60% Portfolio	26%	1	65
VIP FundsManager 70% Portfolio	99%	-	-
VIP FundsManager 85% Portfolio	98%	-	-

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund V and the Shareholders of VIP FundsManager 20% Portfolio, VIP FundsManager 50% Portfolio, VIP FundsManager 60% Portfolio, VIP FundsManager 70% Portfolio and VIP FundsManager 85% Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of VIP FundsManager 20% Portfolio, VIP FundsManager 50% Portfolio, VIP FundsManager 60% Portfolio, VIP FundsManager 70% Portfolio and VIP FundsManager 85% Portfolio (the Funds), each a fund of Variable Insurance Products V, at December 31, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 19, 2013

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each VIP FundsManager Portfolio and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each VIP FundsManager Portfolio's activities, review contractual arrangements with companies that provide services to each VIP FundsManager Portfolio, oversee management of the risks associated with such activities and contractual arrangements, and review each VIP FundsManager Portfolio's performance. If the interests of a VIP FundsManager Portfolio and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the VIP FundsManager Portfolios to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers and the Trustees would take reasonable steps to minimize and, if possible, eliminate the conflict. Except for Elizabeth S. Acton and James C. Curvey, each of the Trustees oversees 218 funds advised by FMR or an affiliate. Ms. Acton oversees 200 funds advised by FMR or an affiliate. Mr. Curvey oversees 452 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the month in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Albert R. Gamper, Jr. serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds and another Board oversees Fidelity's equity and high income funds. The asset allocation funds may invest in Fidelity funds that are overseen by such other Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Annual Report

Trustees and Officers - continued

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Abigail P. Johnson (51)

Year of Election or Appointment: 2009

Ms. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Ms. Johnson serves as President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (2011-present), Chairman and Director of FMR (2011-present), and the Vice Chairman and Director (2007-present) of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc., and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity funds (2001-2005), and managed a number of Fidelity funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (61)

Year of Election or Appointment: 2013

Ms. Acton is Trustee of certain Trusts. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (November 2011-April 2012), Executive Vice President, Chief Financial Officer (April 2002-November 2011), and Treasurer (May 2004-May 2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present).

Albert R. Gamper, Jr. (70)

Year of Election or Appointment: 2007

Mr. Gamper is Chairman of the Independent Trustees of the Fixed Income and Asset Allocation Funds (2012-present). Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), a member of the Board of Trustees, Rutgers University (2004-present), and Chairman of the Board of Barnabas Health Care System. Previously, Mr. Gamper served as Vice Chairman of the Independent Trustees of the Fixed Income and Asset Allocation Funds (2011-2012) and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (61)

Year of Election or Appointment: 2010

Mr. Gartland is Chairman and an investor in Gartland and Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (65)

Year of Election or Appointment: 2008

Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation (diversified power management, 2009-present), AGL Resources, Inc. (holding company, 2002-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008) and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (58)

Year of Election or Appointment: 2009

Previously, Mr. Kenneally served as a Member of the Advisory Board for certain Fidelity Fixed Income and Asset Allocation Funds (2008-2009). Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management (2003-2005). Mr. Kenneally was a Director of the Credit Suisse Funds (U.S. mutual funds, 2004-2008) and certain other closed-end funds (2004-2005) and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (72)

Year of Election or Appointment: 2007

Mr. Keyes serves as a member of the Boards of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, since 2002) and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, since 1998). Prior to his retirement, Mr. Keyes served as Chairman and Chief Executive Officer of Johnson Controls (automotive, building, and energy, 1998-2002) and as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (66)

Year of Election or Appointment: 2001

Ms. Knowles is Vice Chairman of the Independent Trustees of the Fixed Income and Asset Allocation Funds (2012-present). Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is an Honorary Trustee of the Brookings Institution and a member of the Board of the Catalina Island Conservancy and of the Santa Catalina Island Company (2009-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California and the Foundation Board of the School of Architecture at the University of Virginia (2007-present). Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007).

Kenneth L. Wolfe (73)

Year of Election or Appointment: 2007

Prior to his retirement, Mr. Wolfe served as Chairman and a Director (2007-2009) and Chairman and Chief Executive Officer (1994-2001) of Hershey Foods Corporation. He also served as a member of the Boards of Adelphia Communications Corporation (telecommunications, 2003-2006), Bausch & Lomb, Inc. (medical/pharmaceutical, 1993-2007), and Revlon, Inc. (personal care products, 2004-2009). Mr. Wolfe previously served as Chairman of the Independent Trustees of the Fixed Income and Asset Allocation Funds (2008-2012).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Executive Officers:

Correspondence intended for each executive officer may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Stephanie J. Dorsey (43)

Year of Election or Appointment: 2013

President and Treasurer of Fidelity's Fixed Income and Asset Allocation Funds. Ms. Dorsey also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Charles S. Morrison (52)

Year of Election or Appointment: 2012

Vice President of Fidelity's Fixed Income and Asset Allocation Funds. Mr. Morrison also serves as President, Fixed Income and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Fixed Income Division.

Derek L. Young (48)

Year of Election or Appointment: 2009

Vice President of Fidelity's Asset Allocation Funds. Mr. Young is also a Trustee of other investment companies advised by Strategic Advisers, Inc. (Strategic Advisers) (2012-present), President and a Director of Strategic Advisers (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

Andrew Windmueller (52)

Year of Election or Appointment: 2012

Vice President of Fidelity's Asset Allocation Funds. Mr. Windmueller also serves as Chief Investment Officer of Strategic Advisers, Inc. (2011-present), Chief Investment Officer for Global Asset Allocation Multi-Asset Class Strategies (2011-present), and is an employee of Fidelity Investments (2000-present).

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Ramon Herrera (38)

Year of Election or Appointment: 2012

Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds. Mr. Herrera also serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2004-present).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Michael H. Whitaker (45)

Year of Election or Appointment: 2008

Chief Compliance Officer of Fidelity's Fixed Income and Asset Allocation Funds. Mr. Whitaker also serves as Chief Compliance Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present). Mr. Whitaker is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Stephen Sadoski (41)

Year of Election or Appointment: 2013

Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds. Mr. Sadoski also serves as Deputy Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as Assistant Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2012-2013), an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Fixed Income and Asset Allocation Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer (2011-present) and Deputy Treasurer (2008-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Kenneth B. Robins (43)

Year of Election or Appointment: 2009

Assistant Treasurer of the Fidelity Fixed Income and Asset Allocation Funds. Mr. Robins also serves as President and Treasurer of other Fidelity funds (2008-present; 2010-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of each voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

VIP Funds Manager 20%	Pay Date	Record Date	Dividends	Capital Gains
Service Class	02/15/13	02/15/13	$-	$0.022
Service Class 2	02/15/13	02/15/13	$-	$0.022
Investor Class	02/15/13	02/15/13	$-	$0.022
VIP Funds Manager 50%	Pay Date	Record Date	Dividends	Capital Gains
Service Class	02/15/13	02/15/13	$-	$-
Service Class 2	02/15/13	02/15/13	$-	$-
Investor Class	02/15/13	02/15/13	$-	$-
VIP Funds Manager 60%	Pay Date	Record Date	Dividends	Capital Gains
Service Class	02/15/13	02/15/13	$0.001	$0.088
Service Class 2	02/15/13	02/15/13	$0.001	$0.088
Investor Class	02/15/13	02/15/13	$0.001	$0.088
VIP Funds Manager 70%	Pay Date	Record Date	Dividends	Capital Gains
Service Class	02/15/13	02/15/13	$-	$-
Service Class 2	02/15/13	02/15/13	$-	$-
Investor Class	02/15/13	02/15/13	$-	$-
VIP Funds Manager 85%	Pay Date	Record Date	Dividends	Capital Gains
Service Class	02/15/13	02/15/13	$-	$-
Service Class 2	02/15/13	02/15/13	$-	$-
Investor Class	02/15/13	02/15/13	$-	$-

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended December 31, 2012, or, if subsequently determined to be different, the net capital gain of such year.

Fund
VIP Funds Manager 20%	$1,274,458
VIP Funds Manager 60%	45,793,853

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

Fund	December, 2012
VIP Funds Manager 20%
Service Class	10%
Service Class 2	11%
Investor Class	10%
VIP Funds Manager 50%
Service Class	19%
Service Class 2	20%
Investor Class	19%
VIP Funds Manager 60%
Service Class	23%
Service Class 2	25%
Investor Class	23%
VIP Funds Manager 70%
Service Class	25%
Service Class 2	27%
Investor Class	25%
VIP Funds Manager 85%
Service Class	37%
Service Class 2	41%
Investor Class	37%

Annual Report

A percentage of the dividends distributed during the fiscal year for the following funds was derived from interest on U.S. Government securities which is generally exempt from state income tax:

VIP Funds Manager 20%
Service Class	11.41%
Service Class 2	11.41%
Investor Class	11.41%
VIP Funds Manager 50%
Service Class	7.08%
Service Class 2	7.08%
Investor Class	7.08%
VIP Funds Manager 60%
Service Class	6.22%
Service Class 2	6.22%
Investor Class	6.22%
VIP Funds Manager 70%
Service Class	4.61%
Service Class 2	4.61%
Investor Class	4.61%
VIP Funds Manager 85%
Service Class	2.60%
Service Class 2	2.60%
Investor Class	2.60%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

Fund	Pay Date	Income	Taxes
VIP Funds Manager 20%
Service Class	12/28/12	$0.015	$0.001
Service Class 2	12/28/12	$0.014	$0.001
Investor Class	12/28/12	$0.015	$0.001
VIP Funds Manager 50%
Service Class	12/28/12	$0.035	$0.002
Service Class 2	12/28/12	$0.032	$0.002
Investor Class	12/28/12	$0.035	$0.002
VIP Funds Manager 60%
Service Class	12/28/12	$0.039	$0.002
Service Class 2	12/28/12	$0.036	$0.002
Investor Class	12/28/12	$0.039	$0.002
VIP Funds Manager 70%
Service Class	12/28/12	$0.053	$0.004
Service Class 2	12/28/12	$0.049	$0.004
Investor Class	12/28/12	$0.053	$0.004
VIP Funds Manager 85%
Service Class	12/28/12	$0.055	$0.003
Service Class 2	12/28/12	$0.050	$0.003
Investor Class	12/28/12	$0.055	$0.003

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP FundsManager Funds

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and administration agreement (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established three standing committees, Operations, Audit, and Governance and Nominating, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and, among other matters, considers matters specifically related to the annual consideration of the renewal of each fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its September 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with each fund; (iv) the extent to which economies of scale exist and would be realized as each fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in each fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Strategic Advisers, Inc. (Strategic Advisers), and the administrator, FMR, including the backgrounds of the funds' investment personnel, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Strategic Advisers' investment staff, including its size, education, experience, and resources, as well as Strategic Advisers' and FMR's approach to recruiting, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Strategic Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR and its affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a sector neutral investment approach for certain funds and utilizing a team of portfolio managers to manage certain sector-neutral funds; (vi) rationalizing product lines and gaining increased efficiencies through combinations of several funds with other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed each fund's absolute investment performance for each class, as well as each fund's relative investment performance for each class measured over multiple periods against a proprietary custom index. The Board noted that FMR believes that no meaningful peer group exists for the funds principally because most other funds in each fund's third-party peer group have different and/or broader investment mandates than the fund's more specialized strategies.

For VIP FundsManager 20%, VIP FundsManager 50%, and VIP FundsManager 85%, the following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, the cumulative total returns of Investor Class and Service Class 2 of the fund and the cumulative total returns of a proprietary custom index ("benchmark"). The returns of Investor Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on five-year performance).

For VIP FundsManager 70%, the following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, the cumulative total returns of Service Class and Service Class 2 of the fund and the cumulative total returns of a proprietary custom index ("benchmark"). The returns of Service Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on five-year performance).

Because VIP FundsManager 60% had been in existence less than five calendar years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2011, the cumulative total returns of Service Class and Service Class 2 of the fund and the cumulative total returns of a proprietary custom index ("benchmark"). The returns of Service Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on three-year performance).

For each fund, the proprietary custom index is an index developed by FMR that represents the performance of the fund's asset classes according to their respective weightings.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

VIP FundsManager 20%

The Board noted that the investment performance of the fund was lower than its benchmark for the one- and five-year periods, although the three-year cumulative total return of Investor Class compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

VIP FundsManager 50%

The Board noted that the investment performance of the fund was lower than its benchmark for the one- and five-year periods, although the three-year cumulative total return of Investor Class compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Annual Report

VIP FundsManager 60%

The Board noted that the investment performance of Service Class of the fund compared favorably to its benchmark for the three-year period, although the fund's one-year total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

VIP FundsManager 70%

The Board noted that the investment performance of the fund was lower than its benchmark for the one- and five-year periods, although the three-year cumulative total return of Service Class compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

VIP FundsManager 85%

The Board noted that the investment performance of the fund was lower than its benchmark for the one- and five-year periods, although the three-year cumulative total return of Investor Class compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should benefit each fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes, and also considered that each fund bears indirectly the expenses of the underlying funds in which it invests. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a TMG % of 77% would mean that 23% of the funds in the Total Mapped Group had higher management fees than a fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee ranked, is also included in the charts and considered by the Board. Because the vast majority of competitor funds' management fees do not cover non-management expenses, for a more meaningful comparison of management fees, each fund is compared on the basis of a hypothetical "net management fee," which is derived by subtracting payments made by FMR (under the administration agreement) for non-management expenses (including pricing and bookkeeping fees and fees paid to non-affiliated custodians) from the fund's all-inclusive fee. In this regard, the Board considered that net management fees can vary from year to year because of differences in non-management expenses.

Annual Report

VIP FundsManager 20%

VIP FundsManager 50%

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

VIP FundsManager 60%

VIP FundsManager 70%

Annual Report

VIP FundsManager 85%

The Board noted that each fund's hypothetical net management fee ranked above the median of its Total Mapped Group and above the median of its ASPG for 2011. The Board considered that the funds are more actively managed than other funds in their Total Mapped Group.

Furthermore, the Board considered that Strategic Advisers contractually agreed to waive 0.05% of each fund's management fee through April 30, 2013.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of the total expense ratio of each class of each fund, the Board considered the fund's hypothetical net management fee as well as the fund's all-inclusive fee. The Board also considered other expenses, such as pricing and bookkeeping fees and custodial, legal, and audit fees, paid by FMR under the administration agreement. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each fund compared to competitive fund median expenses. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Investor Class and Service Class of each fund ranked below its competitive median for 2011 and the total expense ratio of Service Class 2 of each fund ranked above its competitive median for 2011. The Board considered that various factors, including 12b-1 fees and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that each fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes of each fund vary primarily by the level of their 12b-1 fees.

The Board further considered that FMR contractually agreed to reimburse 0.10% of "class-level" expenses for Service Class and Service Class 2 as long as these classes continue to be sold to unaffiliated insurance companies.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of each fund was reasonable, although Service Class 2 was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

On an annual basis, FMR presents to the Board Fidelity's profitability for each fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the compensation paid to fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's fee structures, including the group fee structure, and the rationale for recommending different fees among different categories of funds and classes; (vi) Fidelity's voluntary waiver of its fees to maintain minimum yields for certain money market funds and classes as well as contractual waivers in place for certain funds; (vii) regulatory and industry developments, including those affecting money market funds and target date funds, and the potential impact to Fidelity; (viii) Fidelity's transfer agent fees, expenses, and services, and drivers for determining the transfer agent fee structure of different funds and classes; (ix) management fee rates charged by FMR or Fidelity entities to other Fidelity clients; (x) the allocation of and historical trends in Fidelity's realization of fall-out benefits; and (xi) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes or to achieve further economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York Mellon
New York, NY

VIPFM-ANN-0213
1.843208.106

Item 2. Code of Ethics

As of the end of the period, December 31, 2012, Variable Insurance Products Fund V (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that James H. Keyes is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Keyes is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") in each of the last two fiscal years for services rendered to Asset Manager Portfolio, Asset Manager: Growth Portfolio, Freedom 2005 Portfolio, Freedom 2010 Portfolio, Freedom 2015 Portfolio, Freedom 2020 Portfolio, Freedom 2025 Portfolio, Freedom 2030 Portfolio, Freedom 2035 Portfolio, Freedom 2040 Portfolio, Freedom 2045 Portfolio, Freedom 2050 Portfolio, Freedom Income Portfolio, Freedom Lifetime Income I Portfolio, Freedom Lifetime Income II Portfolio, Freedom Lifetime Income III Portfolio and Investment Grade Bond Portfolio (the "Funds"):

Services Billed by Deloitte Entities

December 31, 2012 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Asset Manager Portfolio	$31,000	$-	$6,700	$500
Asset Manager: Growth Portfolio	$30,000	$-	$4,600	$400
Freedom 2005 Portfolio	$22,000	$-	$4,600	$400
Freedom 2010 Portfolio	$22,000	$-	$4,600	$400
Freedom 2015 Portfolio	$22,000	$-	$4,600	$400
Freedom 2020 Portfolio	$22,000	$-	$4,600	$400
Freedom 2025 Portfolio	$22,000	$-	$4,600	$400
Freedom 2030 Portfolio	$22,000	$-	$4,600	$400
Freedom 2035 Portfolio	$20,000	$-	$4,600	$400
Freedom 2040 Portfolio	$20,000	$-	$4,600	$400
Freedom 2045 Portfolio	$20,000	$-	$4,600	$400
Freedom 2050 Portfolio	$20,000	$-	$4,600	$400
Freedom Income Portfolio	$22,000	$-	$4,600	$400
Freedom Lifetime Income I Portfolio	$22,000	$-	$4,600	$400
Freedom Lifetime Income II Portfolio	$22,000	$-	$4,600	$400
Freedom Lifetime Income III Portfolio	$22,000	$-	$4,600	$400
Investment Grade Bond Portfolio	$35,000	$-	$5,700	$800

December 31, 2011 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Asset Manager Portfolio	$31,000	$-	$7,100	$500
Asset Manager: Growth Portfolio	$31,000	$-	$4,900	$300
Freedom 2005 Portfolio	$22,000	$-	$4,600	$300
Freedom 2010 Portfolio	$22,000	$-	$4,600	$300
Freedom 2015 Portfolio	$22,000	$-	$4,600	$300
Freedom 2020 Portfolio	$22,000	$-	$4,600	$300
Freedom 2025 Portfolio	$22,000	$-	$4,600	$300
Freedom 2030 Portfolio	$22,000	$-	$4,600	$300
Freedom 2035 Portfolio	$20,000	$-	$4,600	$300
Freedom 2040 Portfolio	$20,000	$-	$4,600	$300
Freedom 2045 Portfolio	$20,000	$-	$4,600	$300
Freedom 2050 Portfolio	$20,000	$-	$4,600	$300
Freedom Income Portfolio	$22,000	$-	$4,600	$300
Freedom Lifetime Income I Portfolio	$22,000	$-	$4,600	$300
Freedom Lifetime Income II Portfolio	$22,000	$-	$4,600	$300
Freedom Lifetime Income III Portfolio	$22,000	$-	$4,600	$300
Investment Grade Bond Portfolio	$36,000	$-	$5,700	$600

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to FundsManager 20% Portfolio, FundsManager 50% Portfolio, FundsManager 60%, FundsManager 70% Portfolio, FundsManager 85% Portfolio, Investor Freedom 2005 Portfolio, Investor Freedom 2010 Portfolio, Investor Freedom 2015 Portfolio, Investor Freedom 2020 Portfolio, Investor Freedom 2025 Portfolio, Investor Freedom 2030 Portfolio and Investor Freedom Income Portfolio (the "Funds"):

Services Billed by PwC

December 31, 2012 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
FundsManager 20% Portfolio	$29,000	$-	$2,600	$-
FundsManager 50% Portfolio	$29,000	$-	$2,600	$-
FundsManager 60% Portfolio	$29,000	$-	$2,600	$-
FundsManager 70% Portfolio	$29,000	$-	$2,600	$-
FundsManager 85% Portfolio	$29,000	$-	$2,600	$-
Investor Freedom 2005 Portfolio	$29,000	$-	$2,600	$-
Investor Freedom 2010 Portfolio	$29,000	$-	$2,600	$-
Investor Freedom 2015 Portfolio	$29,000	$-	$2,600	$-
Investor Freedom 2020 Portfolio	$29,000	$-	$2,600	$-
Investor Freedom 2025 Portfolio	$29,000	$-	$2,600	$-
Investor Freedom 2030 Portfolio	$29,000	$-	$2,600	$-
Investor Freedom Income Portfolio	$29,000	$-	$2,600	$-

December 31, 2011 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
FundsManager 20% Portfolio	$29,000	$-	$2,600	$-
FundsManager 50% Portfolio	$29,000	$-	$2,600	$-
FundsManager 60% Portfolio	$29,000	$-	$2,600	$-
FundsManager 70% Portfolio	$29,000	$-	$2,600	$-
FundsManager 85% Portfolio	$29,000	$-	$2,600	$-
Investor Freedom 2005 Portfolio	$29,000	$-	$2,600	$-
Investor Freedom 2010 Portfolio	$29,000	$-	$2,600	$-
Investor Freedom 2015 Portfolio	$29,000	$-	$2,600	$-
Investor Freedom 2020 Portfolio	$29,000	$-	$2,600	$-
Investor Freedom 2025 Portfolio	$29,000	$-	$2,600	$-
Investor Freedom 2030 Portfolio	$29,000	$-	$2,600	$-
Investor Freedom Income Portfolio	$29,000	$-	$2,600	$-

A Amounts may reflect rounding.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by Deloitte Entities

	December 31, 2012A	December 31, 2011A
Audit-Related Fees	$910,000	$610,000
Tax Fees	$-	$-
All Other Fees	$955,000	$430,000

A Amounts may reflect rounding.

Services Billed by PwC

	December 31, 2012A	December 31, 2011A
Audit-Related Fees	$4,805,000	$3,845,000
Tax Fees	$-	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	December 31, 2012 A	December 31, 2011 A
PwC	$5,640,000	$5,080,000
Deloitte Entities	$1,985,000	$1,225,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) for each Fund provide reasonable assurances that material information relating to such Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in a Fund's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, a Fund's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Variable Insurance Products Fund V

By:	/s/Stephanie J. Dorsey
Stephanie J. Dorsey
President and Treasurer

Date:	February 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stephanie J. Dorsey
Stephanie J. Dorsey
President and Treasurer

Date:	February 25, 2013
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	February 25, 2013